                                                                                EXECUTION COPY

                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                           Company,

                              RESIDENTIAL FUNDING COMPANY, LLC,

                                       Master Servicer,

                                             and

                            DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                           Trustee

                                      SERIES SUPPLEMENT,

                                 Dated as of August 1, 2007,

                                              TO

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT
                                  dated as of August 1, 2007

                       Mortgage Asset-Backed Pass-Through Certificates

                                       SERIES 2007-QH8

                                       TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................27

        Section 2.04.     Representations and Warranties of Residential Funding............30

        Section 2.05.     Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMICs......................30

        Section 2.06.     Conveyance of Uncertificated REMIC Regular Interests;
                          Acceptance by the Trustee........................................30

        Section 2.07.     Issuance of Certificates Evidencing Interest in REMIC III

        Section 3.02.     Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'
                          Obligations......................................................32

        Section 3.03.     Successor Subservicers...........................................32

        Section 3.04.     Liability of the Master Servicer.................................32

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................32

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................32

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposit to
                          Custodial Account................................................32

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................34

        Section 3.09.     Access to Certain Documentation and  Information Regarding
                          the Mortgage Loans...............................................34

        Section 3.10.     Permitted Withdrawals from the Custodial Account.................34

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder.......................................................34

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................35

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03.     Statements to Certificateholders; Statements to the Rating
                          Agencies; Exchange Act Reporting.................................43

        Section 4.04.     Distribution of Reports to the Trustee and the Company;

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Optional Purchase by the Master Servicer of All
                          Certificates; Termination Upon Purchase by the Master

        Section 10.02.    Master Servicer; REMIC Administrator and Trustee

                                           EXHIBITS

        Exhibit One:          Mortgage Loan Schedule

        Exhibit Two:          Information to be Included in Monthly Distribution Date
                              Statement

        Exhibit Three:        Standard Terms of Pooling and Servicing  Agreement,  dated
                              as of         August 1, 2007

        Exhibit Four:         [Reserved]

        Exhibit Five:         [Reserved]

        Exhibit Six:          Form of Certificate to be Given by Certificate Owner

        Exhibit Seven:        Form of Certificate to be Given by Euroclear or Cedel

        Exhibit Eight:        Form of Certificate to be Given by Transferee of Beneficial
                              Interest in a Regulation S Book-Entry Certificate

        Exhibit Nine:         Form of Transfer Certificate for Exchange or Transfer from 144A
                              Book-Entry Certificate to Regulation S Book-Entry Certificate

        Exhibit Ten:          Form of Initial Purchaser Exchange Instructions

        Exhibit Eleven-A:     [Reserved]

        Exhibit Eleven-B:     [Reserved]

        Exhibit Eleven-C:     [Reserved]

        Exhibit Eleven-D:     Form of Rule 144A Global Class B Certificate

        Exhibit Eleven-E:     Form of Permanent Regulation S Global Class B Certificate

        Exhibit Eleven-F:     Form of Temporary Regulation S Global Class B Certificate

        Exhibit Twelve:       Form of Regulation S Transferee Certificate

        This is a Series Supplement, dated as of August 1, 2007 (the "Series Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated as of  August  1, 2007 and attached  as Exhibit  Three  hereto  (the  "Standard  Terms"  and,  together  with this Series
Supplement,  the  "Pooling  and  Servicing  Agreement"  or  "Agreement"),   among  RESIDENTIAL
ACCREDIT  LOANS,  INC., as the company  (together  with its permitted  successors and assigns, the  "Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC as master  servicer  (together  with its permitted  successors  and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY
AMERICAS,  in its capacity as trustee  (together  with its permitted  successors  and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Company  intends  to  sell  mortgage   asset-backed   pass-through   certificates
(collectively,  the "Certificates"),  to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full  herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any  provision  contained in the Standard  Terms,  the terms and  provisions  of this Series  Supplement  shall  govern.  All  capitalized  terms not otherwise  defined  herein  shall  have the  meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets subject to this  Agreement  as a real  estate  mortgage  investment  conduit (a  "REMIC")  for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC
I." The Class R-I  Certificates  will  represent  the sole Class of  "residual  interests"  in
REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law.  The Class R-I  Certificates  will bear  interest  at the related  Pass-Through  Rate (as defined herein) and have an initial  Certificate  Principal  Balance of $50.00.  The following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated  REMIC I
Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the  "regular interests"  in REMIC I (the  "REMIC I  Regular  Interests").  The  "latest  possible  maturity
date"   (determined   solely  for  purposes  of   satisfying   Treasury   regulation   Section
1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity  Date.  None of the REMIC I Regular Interests will be certificated.

                      UNCERTIFICATED
                          REMIC I         INITIAL UNCERTIFICATED REMIC I
  DESIGNATION        PASS-THROUGH RATE          PRINCIPAL BALANCE
       LT1             Variable(1)               $559,963,883.67
       LT2             Variable(1)                 $ 24,227.36
       LT3             Variable(1)                 $ 31,777.81
       LT4             Variable(1)                 $ 31,777.81
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC I  Regular  Interests  as a REMIC for  federal  income tax purposes,  and such segregated  pool of assets will be designated as REMIC II.  The Class R-II
Certificates  will represent the sole Class of  "residual  interests" in REMIC II for purposes of the REMIC  Provisions  under federal income tax law. The following table  irrevocably  sets forth the designation,  Pass-Through Rate,  aggregate Initial  Certificate  Principal Balance, certain features,  Maturity Date, initial ratings and minimum  denominations for each Class of
Certificates   that  evidence   "regular   interests"  in  REMIC II  (the  "REMIC II   Regular
Interests"),  the Class P Certificates and the Class R-II  Certificates.  The "latest possible
maturity    date"    (determined    solely    for    purposes    of    satisfying     Treasury
Regulation Section 1.860G-1(a)(4)(iii))  for  each  REMIC II  Regular  Interest  shall  be the
Maturity Date.

                                  Aggregate Initial
                  Pass-Through   Certificate Principal                                    Maturity                           Minimum
  Designation         Rate              Balance                    Features                 Date         S&P/Moody's      Denominations

Class A            Adjustable       $ 491,164,900.00     Senior/Adjustable Rate        September 25,       AAA/Aaa       $   100,000.00
                    Rate (1)                                                                2037
Class X                          Notional/Revolving(4)   Senior/Component/Adjustable                       AAA/Aaa
                   Adjustable                            Rate                          September 25,                     $ 2,000,000.00
                    Rate (2)                                                                2037

Class R-I          Adjustable    $                       Senior//Residual/Adjustable   September 25,       AAA/Aaa            20% Interest
                    Rate (1)                   50.00     Rate                               2037

Class R-II         Adjustable    $                       Senior/Residual/Adjustable    September 25,       AAA/Aaa            20% Interest
                    Rate (1)                   50.00     Rate                               2037
Class M-1                          $   22,122,300.00     Mezzanine/Adjustable Rate                          AA/Aa2       $  250,000.00
                   Adjustable                                                          September 25,
                    Rate (1)                                                                2037
Class M-2                          $   16,521,600.00     Mezzanine/Adjustable Rate                           A/A2        $  250,000.00
                   Adjustable                                                          September 25,
                    Rate (1)                                                                2037
Class M-3                          $   10,641,000.00     Mezzanine/Adjustable Rate                         BBB/Baa2      $  250,000.00
                   Adjustable                                                          September 25,
                    Rate (1)                                                                2037
Class B-1                         $     5,880,500.00     Subordinate/Adjustable Rate                        BB/Ba2       $  250,000.00
                   Adjustable                                                          September 25,
                    Rate (1)                                                                2037
Class B-2                         $     6,160,600.00     Subordinate /Adjustable Rate                        B/NR        $  250,000.00
                   Adjustable                                                          September 25,
                    Rate (1)                                                                2037
Class B-3                         $     7,560,716.61     Subordinate /Adjustable Rate                       NR/NR        $  250,000.00
                   Adjustable                                                          September 25,
                    Rate (1)                                                                2037
Class P (3)                      $               0.00    Senior/Prepayment Charge                           NR/NR        $  250,000.00
                       N/A                                                             September 25,
                                                                                            2037

(1)     The Pass-Through  Rates on the Class A, Class R, Class M and Class B Certificates will be a per annum rate  equal to the lesser of the  Adjusted  Rate Cap and the  Adjusted  Net WAC
Rate.

(2)     The  Pass-Through  Rate for the Class X-IO Component will be a per annum rate equal to
0.980138%.  Accrued  Certificate  Interest on the Class X-IO  Component  shall also include an amount  equal to the  product  of (i) the  Certificate  Principal  Balance  of the Class  X-PO
Component  and (ii) the excess,  if any, of the  weighted  average Net  Mortgage  Rates of the
Mortgage   Loans  during  the  related  Due  Period  over  Net  Deferred   Interest  for  such
Distribution Date.

(3)     The Class P  Certificates  will not  represent  ownership of an interest in any REMIC.

(4)     The Class X-PO Component will have a certificate  principal  balance,  initially equal to $0, that will increase in an amount equal to the amount of interest  distributions  payable to the Class X-IO Component that are used to offset net deferred interest.

The   Mortgage   Loans  have  an   aggregate   Cut-off  Date   Principal   Balance   equal  to
$560,051,716.65.

        The Mortgage  Loans are  payment-option,  hybrid  adjustable-rate  first lien mortgage loans  with a negative  amortization  feature  having  terms to  maturity  at  origination  or modification of generally not more than 30 years.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

SECTION 1.01...DEFINITIONS.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class of  Certificates,  interest  accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the  Certificate  Principal  Balance or Notional Amount thereof immediately  prior to such  Distribution  Date. In each case Accrued  Certificate  Interest on any Class of Certificates will be reduced by a portion of the amount of:

        (i)    Prepayment  Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating  Interest as provided in Section
        4.01),

         (ii)  the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net
        Mortgage  Rate in the case of a Modified  Mortgage  Loan)) of  Realized  Losses on all
        Mortgage Loans not allocated  solely to one or more specific  Classes of  Certificates pursuant to Section 4.05, and

        (iii)  any other interest shortfalls not covered by the subordination  provided by the
        Class  M  Certificates  and  Class  B  Certificates,  including  interest  that is not collectible  from the Mortgagor  pursuant to the  Servicemembers  Civil Relief Act, or similar legislation or regulations as in effect from time to time.

        The Senior  Percentage  of the  reductions  under  clauses (i), (ii) and (iii) will be allocated  among the holders of the Class A Certificates  and Class R  Certificates  and Class
X-IO Component in proportion to the respective  amounts of Accrued  Certificate  Interest that would have been  payable  from the  Mortgage  Loans on that  Distribution  Date  absent  these reductions.  The  remainder  of the  reductions  under  clauses  (i),  (ii) and (iii)  will be allocated  among  the  holders  of the  Class  M  Certificates  and  Class B  Certificates  in
proportion  to the  respective  amounts of Accrued  Certificate  Interest that would have been payable on that  Distribution  Date absent  these  reductions.  In addition to that portion of the  reductions  described in the preceding  sentence that are allocated to any Class of Class
B Certificates  or any Class of Class M  Certificates,  Accrued  Certificate  Interest on such
Class of Class B  Certificates  or such Class of Class M  Certificates  will be reduced by the interest  portion  (adjusted to the Net Mortgage  Rate) of Realized  Losses that are allocated solely to such Class of Class B Certificates  or such Class of Class M  Certificates  pursuant to Section 4.05.

        With  respect  to  the  Class  X-IO  Component  and  any  Distribution  Date,  Accrued
Certificate  Interest  shall  also  include  an  amount  equal  to  the  product  of  (i)  the
Certificate  Principal  Balance of the Class X-PO  Component  and (ii) the excess,  if any, of the weighted  average Net Mortgage  Rates of the Mortgage  Loans during the related Due Period over Net Deferred Interest for such Distribution Date.

        Accrued  Certificate  Interest  on the  Class  A,  Class  R,  Class  M,  and  Class  B
Certificates  and Class X-IO  Component is  calculated  on the basis of a 360-day year divided into twelve 30-day months.

        Adjusted Net Deferred  Interest:  With respect to each Distribution  Date, the excess, if any,  of Net  Deferred  Interest  for that  Distribution  Date over all  amounts  otherwise distributable to the Class X-IO Component for that Distribution Date.

        Adjusted  Net WAC Rate:  With  respect  to the Class A,  Class M,  Class R and Class B
Certificates  and any  Distribution  Date, a per annum rate (which will not be less than zero)
equal to the excess,  if any, of (i) the  weighted  average of the Net  Mortgage  Rates of the
Mortgage  Loans  during the related  Due Period,  multiplied  by a  fraction,  expressed  as a percentage,  the  numerator  of which is 30 and the  denominator  of which is 360,  over  (ii)
0.980138%.

        Adjusted  Rate  Cap:  With  respect  to the  Class  A,  Class M,  Class R and  Class B
Certificates,  a per annum rate equal to the Adjusted Net WAC Rate for that  Distribution Date reduced  by a per  annum  rate  equal to (i) the  product  of (a) the  Adjusted  Net  Deferred
Interest,  if any,  for that  Distribution  Date  and (b) 12,  divided  by (ii) the  aggregate
Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

        Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each date set forth in the related  Mortgage  Note on which an  adjustment  to the interest  rate on such  Mortgage  Loan becomes effective.

        Available  Distribution  Amount:  As to any Distribution  Date, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination  Date,  including any
Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account pursuant  to Section  4.07 or Section  9.01,  (v) any amount  that the Master  Servicer is not permitted  to withdraw  from the  Custodial  Account or the  Certificate  Account  pursuant to
Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant  to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets  received by the Master  Servicer,  reduced by (b) the sum as of the close of business  on the  immediately preceding  Determination  Date of (w) any payments or  collections  consisting  of  Prepayment
Charges on the Mortgage Loans that were received  during the related  Prepayment  Period;  (x)
aggregate  Foreclosure  Profits,  (y) the Amount Held for Future  Distribution and (z) amounts permitted to be  withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Book-Entry Certificate:  The Class A, Class X and Class M Certificates.

        Capitalization  Reimbursement  Amount:  As to any  Distribution  Date,  the  amount of
Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the
Mortgage  Loans  during the prior  calendar  month and  reimbursed  to the Master  Servicer or
Subservicer on or prior to such Distribution Date pursuant to Section  3.10(a)(vii),  plus the
Capitalization   Reimbursement   Shortfall  Amount  remaining   unreimbursed  from  any  prior
Distribution  Date and  reimbursed to the Master  Servicer or  Subservicer on or prior to such
Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the
amount,  if any, by which the amount of Advances or Servicing  Advances that were added to the
Stated  Principal  Balance of the Mortgage  Loans during the preceding  calendar month exceeds
the  amount  of  principal   payments  on  the  Mortgage   Loans  included  in  the  Available
Distribution Amount for that Distribution Date.

        Certificate:  Any Class A, Class X, Class M, Class B, Class P or Class R Certificate.

        Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "DEUTSCHE BANK TRUST
COMPANY  AMERICAS,  as trustee,  in trust for the registered  holders of Residential  Accredit
Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QH8" and which must be an Eligible Account.

        Certificate  Principal  Balance:  With respect to each Certificate (or, in the case of a Class X Certificate,  the Class X-PO Component  thereof),  on any date of determination,  an amount equal to:

        (i)    the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent  Recoveries added to the Certificate  Principal  Balance of such
        Certificate pursuant to Section 4.02, plus

        (iii)  an  amount  equal to the  aggregate  Net  Deferred  Interest  or  Adjusted  Net
        Deferred Interest,  as applicable,  added to the Certificate Principal Balance thereof pursuant to Section 4.02(j) prior to such date of determination, minus

         (iv)  the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with respect to such Certificate (or any predecessor  Certificate) or Component and applied to reduce the Certificate  Principal  Balance thereof  pursuant to Section 4.02(a) and
        (y) the aggregate of all  reductions in Certificate  Principal  Balance deemed to have occurred in connection with Realized  Losses which were  previously  allocated to such
        Certificate (or any predecessor Certificate) or Component pursuant to Section 4.05;

provided,  that  the  Certificate  Principal  Balance  of each  Certificate  of the  Class  of
Subordinate  Certificates  with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage  Interest  represented by such Certificate  multiplied by the excess,  if any, of (A) the then aggregate  Certificate  Principal  Balance of all Classes of Certificates  then outstanding over (B) the then aggregate Stated Principal  Balance of the
Mortgage Loans.

In the case of any Class of  Certificates  other than the Class X  Certificates,  Adjusted Net
Deferred  Interest  allocated  to  such  Certificates  will  be  added  as  principal  to  the outstanding  Certificate  Principal  Balance of such Class of  Certificates.  With  respect to the Class X Certificates,  Net Deferred  Interest  allocated to the Class X-IO Component shall be added as  principal  to the  outstanding  Certificate  Principal  Balance of the Class X-PO
Component.

        Class  A  Certificate:  The  Class  A  Certificates,   executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A, and  evidencing an interest  designated  as a "regular  interest' in REMIC
II for purposes of the REMIC Provisions.

        Class B Certificates:  Any one of the Class B-1, Class B-2 and Class B-3 Certificates.

        Class B-1 Certificate:  Any one of the Class B-1 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the  form  set  forth on
Exhibit Eleven-D,  and evidencing an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-2 Certificate:  Any one of the Class B-2 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the  form  set  forth on
Exhibit  Eleven-D and  evidencing an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-3 Certificate:  Any one of the Class B-3 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the  form  set  forth on
Exhibit  Eleven-D and  evidencing an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions.

        Class  M  Certificates:   Collectively,  the  Class  M-1,  Class  M-2  and  Class  M-3
Certificates.

        Class M-1 Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard Terms as Exhibit B and evidencing an interest  designated as a "regular  interest" in
REMIC II for purposes of the REMIC Provisions.

        Class M-2 Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard Terms as Exhibit B and evidencing an interest  designated as a "regular  interest" in
REMIC II for purposes of the REMIC Provisions.

        Class M-3 Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard Terms as Exhibit B and evidencing an interest  designated as a "regular  interest" in
REMIC II for purposes of the REMIC Provisions.

        Class P Certificate:  Any one of the Class P Certificates  executed by the Trustee and authenticated  by the Certificate  Registrar  annexed to the Standard Terms as Exhibit C-I and evidencing a percentage  interest in any Prepayment  Charges.  The Class P  Certificates  will not represent ownership of an interest in any REMIC.

        Class R Certificate:  Any one of the Class R-I or Class R-II Certificates.

        Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the
Standard  Terms as Exhibit D and  evidencing an interest  designated as a "residual  interest"
in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the  Standard  Terms as  Exhibit  D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class X-IO Component:  Solely for purposes of calculating  distributions  of interest, the Class X-IO component of the Class X Certificates.

        Class X-PO Component:  Solely for purposes of calculating  distributions  of principal and the allocation of Realized Losses on the Mortgage  Loans,  the Class X-PO component of the
Class X Certificates.  The principal  balance of the Class X-PO Component will initially equal
$0 and will increase in accordance with the amount of Net Deferred  Interest  allocated to the
Class X Certificates  with respect to the Mortgage Loans.  The principal  balance of the Class
X-PO  Component  will  initially  equal $0 and will increase on each  Distribution  Date by an amount  equal  to Net  Deferred  Interest  allocated  to the  Class  X-IO  Component  for such
Distribution Date.

        Class X Certificate:  Any one of the Class X Certificates  executed by the Trustee and authenticated  by the Certificate  Registrar  annexed to the Standard Terms as Exhibit A-I and evidencing a percentage  interest in the Class X-IO  Component and Class X-PO  Component,  and
evidencing  an interest  designated  as a "regular  interest"  in REMIC II for purposes of the
REMIC Provisions.

        Clearstream:  Clearstream Banking, societe anonyme.

        Closing Date:  September 7, 2007.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
1761 East St. Andrew Place, Santa Ana, California 92705-4934,  Attention:  Residential Funding
Company, LLC, RALI 2007-QH8.

        Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the Trustee or the Custodian pursuant to Section 2.01(b) of this Agreement.

        Cut-off Date Balance:  $560,051,716.65.

        Cut-off Date:  August 1, 2007.

        Deferred  Interest:  The  amount  of  interest  which  is  deferred  and  added to the principal balance of a Mortgage Loan due to negative amortization.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Derivative  Contract:  Any ISDA Master  Agreement,  together with the related Schedule and  Confirmation,  entered into by the Trustee and a Derivative  Counterparty  in  accordance with Section 4.12.

        Derivative  Counterparty:  Any  counterparty  to a Derivative  Contract as provided in
Section 4.12.

        Determination Date:  With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  Not applicable.

        Due Period:  With respect to each Distribution  Date, the calendar month in which such
Distribution Date occurs.

        Euroclear:  Euroclear Bank, S.A./NA, as operator of The Euroclear System.

        Excess Bankruptcy Loss:  Not applicable.

        Excess Fraud Loss:  Not applicable.

        Excess Special Hazard Loss:  Not applicable.

        Excess Subordinate Principal Amount:  Not applicable.

        Final  Disposition:  With respect to a defaulted mortgage loan, a Final Disposition is deemed to have occurred upon a  determination  by the master servicer that it has received all
Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash  recoveries  which the master servicer  reasonably and in good faith expects to be finally  recoverable  with respect to the mortgage loan.

        Gross Margin:  With respect to each Mortgage Loan,  the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule  attached hereto as the
"NOTE  MARGIN,"  which  percentage  is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic
Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Index:  With respect to any Mortgage Loan and as to any Adjustment Date therefor,  the related index as stated in the related Mortgage Note.

        Initial Notional Amount:   With respect to the Class X-IO Component, $560,051,716.65.

        Initial  Subordinate  Class  Percentage:  With  respect to each  Class of  Subordinate
Certificates,  an  amount  which is  equal  to the  initial  aggregate  Certificate  Principal
Balance of such Class of Subordinate  Certificates  divided by the aggregate  Stated Principal
Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:   3.95%           Class B-1:   1.05%

        Class M-2:   2.95%           Class B-2:   1.10%

        Class M-3:   1.90%           Class B-3:   1.35%

        Interest  Accrual  Period:  With  respect to any Class of  Certificates,  the calendar month preceding the month in which the Distribution Date occurs.

        Interest  Distribution  Amount:  For  any  Distribution  Date,  the  aggregate  of the amounts payable pursuant to Section 4.02(c)(i).

        Interest  Remittance  Amount:  With respect to any  Distribution  Date, the portion of the  Available  Distribution  Amount  for such  Distribution  Date  attributable  to  interest received or advanced with respect to the Mortgage Loans net of the Servicing Fee Rate.

        Limited Repurchase Right Holder:  RFC Asset Holdings II, LLC, or its successor.

        Liquidation  Proceeds:  As  defined in the  Standard  Terms but  excluding  Subsequent
Recoveries.

        Marker Rate: With respect to the Class X Certificates  and any  Distribution  Date, in
relation to REMIC I Regular  Interests  LT1,  LT2,  LT3 and LT4, a per annum rate equal to two
(2) times the weighted average of the  Uncertificated  REMIC I Pass-Through  Rates for REMIC I
Regular Interest LT2 and REMIC I Regular Interest LT3.

        Maturity Date:  September 25, 2037, the  Distribution  Date in the month of the latest scheduled maturity date of any Mortgage Loan.

        Maximum  Mortgage  Rate:  As to any  Mortgage  Loan,  the per annum rate  indicated in
Mortgage  Loan  Schedule  hereto  attached  hereto as the "NOTE  CEILING,"  which  rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net  Mortgage  Rate:  As to any Mortgage  Loan and any date of  determination, the Maximum Mortgage Rate minus the Servicing Fee Rate.

        Minimum  Mortgage  Rate: As to any Mortgage  Loan,  the greater of (i) the Note Margin for such  Mortgage Loan and (ii) the rate  indicated in the Mortgage  Loan  Schedule  attached hereto as the "NOTE  FLOOR"  for such  Mortgage  Loan,  which rate may be  applicable  to such
Mortgage Loan at any time during the life of such Mortgage Loan.

        Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit  One  (and as  amended  from  time  to  time to  reflect  the  addition  of  Qualified
Substitute Mortgage Loans),  which list or lists shall set forth the following  information as to each Mortgage Loan:

        (i)....the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)...the maturity of the Mortgage Note ("MATURITY DATE");

        (iii)..the Mortgage Rate as of origination ("ORIG RATE");

        (iv)...the Mortgage Rate as of the Cut-off Date ("CURR RATE");

        (v)....the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vi)...the  scheduled  monthly  payment of  principal,  if any, and interest as of the
Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I");

        (vii)..the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (viii).the Maximum Mortgage Rate ("NOTE CEILING");

        (ix)...the maximum Net Mortgage Rate ("NET CEILING");

        (x)....the Note Margin ("NOTE MARGIN");

        (xi)...the Note Margin ("NOTE MARGIN");

        (xii)..the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

        (xiii).the rounding of the  semi-annual  or annual  adjustment  to the  Mortgage  Rate
("NOTE METHOD");

        (xiv)..the Loan-to-Value Ratio at origination ("LTV");

        (xv)...the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

        (xvi)..a code "T," "BT" or "CT"  under the column "LN  FEATURE,"  indicating  that the
Mortgage Loan is secured by a second or vacation residence;

        (xvii).a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage Loan is secured by a non-owner occupied residence; and

        (xviii)  a code  "Y"  under  the  column  "PREPAY_PENALTY_IND,"  indicating  that  the
Mortgage Loan is a Prepayment Charge Loan.

        Such schedule may consist of multiple  reports that  collectively set forth all of the information required.

        Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification  thereto other than a Servicing  Modification.  The
Mortgage  Rate on each  Mortgage  Loan will  adjust on each  Adjustment  Date to equal the sum
(rounded  to the nearest  multiple of one eighth of one percent  (0.125%) or up to the nearest one-eighth  of one  percent,  which are  indicated  by a "U" on the  Mortgage  Loan  Schedule, except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage  Loan  Schedule under the heading  "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Net Deferred  Interest:  On any Distribution  Date,  Deferred Interest on the Mortgage
Loans during the related Due Period net of Principal  Prepayments in full,  partial  Principal
Prepayments,  Liquidation  Proceeds and amounts received pursuant to Section 2.04 and 4.07, in that order,  included in the  Available  Distribution  Amount for such  Distribution  Date and available to make principal distributions on the Certificates on that Distribution Date.

        Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage Loan as of such date minus the related Servicing Fee Rate.

        Net WAC Rate:  With  respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the Net  Mortgage  Rates of the Mortgage  Loans  weighted on the basis of the  respective  Stated  Principal  Balance of each such  Mortgage Loan as of the beginning of the related Due Period,  using the Net  Mortgage  Rates in effect for the  scheduled  payments due on those Mortgage Loans during such Due Period.

        Note Margin:  With respect to each Mortgage  Loan,  the fixed  percentage set forth in the related  Mortgage  Note and  indicated in Exhibit One hereto as the "NOTE  MARGIN,"  which percentage  is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate
and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Notional  Amount:  As of  any  Distribution  Date,  with  respect  to the  Class  X-IO
Component,  an amount  equal to the  Certificate  Principal  Balance  of the Class A, Class R,
Class M and Class B  Certificates  and Class X-PO  Component  immediately  prior to such date.
For REMIC purposes, such amount shall be expressed as the aggregate  Uncertificated  Principal
Balances of the REMIC I Regular Interests.

        Offered Certificates:  The Class A, Class M, Class R and the Class X Certificates.

        Optional  Termination  Date:  Any  Distribution  Date on or after which the  aggregate
Stated  Principal   Balance  (after  giving  effect  to  distributions  to  be  made  on  such
Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Pass-Through  Rate:  With  respect  to the  Class  A,  Class  R,  Class M and  Class B
Certificates and any  Distribution  Date, a per annum rate equal to the lesser of the Adjusted
Rate Cap and the  Adjusted  Net WAC  Rate for that  Distribution  Date.  With  respect  to the
Class X-IO  Component  and any  Distribution  Date, a per annum rate equal to  0.980138%.  The
Class  X-IO  Component  will also be  entitled  to  interest  on the Class X-PO  Component  as described in the definition of Accrued  Certificate  Interest.  For REMIC purposes,  the REMIC
II Regular  Interest,  the ownership of which is evidenced by the Class X Certificates,  shall accrue  interest at a per annum rate equal to the  percentage  equivalent  of a fraction,  the numerator of which is the sum of (i) the  Uncertificated  REMIC I Pass-Through  Rate for REMIC
I Regular  Interest  LT1 minus the Marker  Rate,  applied to a  notional  amount  equal to the
Uncertificated  Principal  Balance of REMIC I Regular  Interest LT1;  (ii) the  Uncertificated
REMIC I Pass-Through  Rate for REMIC I Regular Interest LT2 minus the Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC I Regular Interest
LT2; and (iii) the  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular Interest LT4
minus  twice the  Marker  Rate,  applied  to a  notional  amount  equal to the  Uncertificated
Principal  Balance  of REMIC I  Regular  Interest  LT4,  and the  denominator  of which is the aggregate Uncertificate Principal Balance of the REMIC I Regular Interests.

        Periodic Cap: With respect to each  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date (other than the initial Adjustment Date) pursuant to the terms of the related Mortgage Note.

        Permanent  Regulation  S  Global  Offered   Certificate:   Any  one  of  the  Class  B
Certificates  substantially  in the form of  Exhibits  Eleven-E  and more fully  described  in
Section 5.02(g) hereof.

        Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue  discount and premium and market  discount on the  Certificates  for federal  income tax  purposes,  which assumes a constant  prepayment  rate of 25% per annum of the then outstanding principal balance of the Mortgage Loans.

        Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any,  received  in  connection  with a full or partial  prepayment  of such  Mortgage  Loan in accordance with the terms thereof.

        Prepayment  Charge  Loan:  Any  Mortgage  Loan for which a  Prepayment  Charge  may be assessed  and to which  such  Prepayment  Charge the Class P  Certificates  are  entitled,  as indicated on the Mortgage Loan Schedule.

        Prepayment  Distribution  Percentage:  With respect to any Distribution  Date and each
Class of Subordinate  Certificates,  under the applicable  circumstances  set forth below, the respective percentages set forth below:

        (i)....For any  Distribution  Date prior to the  Distribution  Date in September  2014
(unless the Certificate  Principal  Balances of the Senior  Certificates  have been reduced to zero or the  circumstances  set forth in the  second  paragraph  of the  definition  of Senior
Accelerated Distribution Percentage exist), 0%.

        (ii)...For any  Distribution  Date for which  clause (i) above does not apply,  and on which any Class of Subordinate Certificates is outstanding:

        (a)....in the case of the Class of  Subordinate  Certificates  then  outstanding  with the  Highest  Priority  and each  other  Class  of  Subordinate  Certificates  for  which  the
Prepayment  Distribution  Trigger has been satisfied,  a fraction,  expressed as a percentage, the numerator of which is the Certificate  Principal  Balance of such Class  immediately prior to such date and the  denominator of which is the sum of the  Certificate  Principal  Balances immediately  prior to such date of (1) the Class of Subordinate  Certificates then outstanding with the Highest  Priority and (2) all other  Classes of  Subordinate  Certificates  for which the respective Prepayment Distribution Triggers have been satisfied; and

        (b)....in the case of each  other  Class of  Subordinate  Certificates  for  which the
Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii)..Notwithstanding   the   foregoing,   if  the   application   of  the  foregoing
percentages  on any  Distribution  Date as provided in Section 4.02 of this Series  Supplement
(determined  without  regard  to the  proviso  to the  definition  of  "Subordinate  Principal
Distribution  Amount") would result in a distribution  in respect of principal of any Class or
Classes of  Subordinate  Certificates  in an amount  greater  than the  remaining  Certificate
Principal  Balance  thereof (any such class,  a "Maturing  Class"),  then:  (a) the Prepayment
Distribution  Percentage  of each  Maturing  Class  shall be  reduced  to a level  that,  when applied as described  above,  would exactly reduce the Certificate  Principal  Balance of such
Class to zero; (b) the Prepayment  Distribution  Percentage of each other Class of Subordinate
Certificates  (any such Class, a  "Non-Maturing  Class") shall be  recalculated  in accordance with the provisions in paragraph (ii) above, as if the Certificate  Principal  Balance of each
Maturing Class had been reduced to zero (such  percentage as recalculated,  the  "Recalculated
Percentage");  (c)  the  total  amount  of  the  reductions  in  the  Prepayment  Distribution
Percentages  of the  Maturing  Class or  Classes  pursuant  to  clause  (a) of this  sentence, expressed as an aggregate  percentage,  shall be allocated among the  Non-Maturing  Classes in proportion  to their  respective  Recalculated  Percentages  (the  portion  of such  aggregate reduction so allocated to any Non-Maturing  Class, the "Adjustment  Percentage");  and (d) for
purposes  of  such  Distribution  Date,  the  Prepayment   Distribution   Percentage  of  each
Non-Maturing  Class shall be equal to the sum of (1) the  Prepayment  Distribution  Percentage
thereof,  calculated  in  accordance  with the  provisions  in paragraph  (ii) above as if the
Certificate  Principal  Balance of each Maturing Class had not been reduced to zero,  plus (2)
the related Adjustment Percentage.

        Prepayment  Interest  Shortfalls:  With  respect  to any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period, an amount equal to the excess of one  month's  interest  at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net  Mortgage  Rate
(or  Modified  Net  Mortgage  Rate  in the  case of a  Modified  Mortgage  Loan))  paid by the
Mortgagor for such Prepayment  Period to the date of such Principal  Prepayment in Full or (b)
a Curtailment  during the prior  calendar  month,  an amount equal to one month's  interest at the  related  Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

        Principal  Prepayment  in Full:  Any  Principal  Prepayment  of the  entire  principal balance of a Mortgage Loan that is made by the  Mortgagor and any Principal  Prepayment of the entire  principal  balance of a Mortgage Loan that is made in connection  with the  repurchase of a Mortgage Loan pursuant to the terms of this Agreement.

        Record Date: With respect to all  Certificates  and any  Distribution  Date, the close of business on the last day of the related Interest Accrual Period.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC I:  The segregated pool of assets,  with respect to which a REMIC election is to be made, consisting of:

               (i)     the Mortgage Loans and the related Mortgage Files;

               (ii)    all  payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the Certificate  Account and identified as belonging to the Trust Fund, but not including any Prepayment Charges;

               (iii)   property  which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv)    the  hazard   insurance   policies  and  Primary   Insurance   Policies
pertaining to the Mortgage Loans, if any; and

               (v)     all proceeds of clauses (i) through (iv) above.

        REMIC I  Distribution  Amount: For any Distribution  Date, the Available  Distribution
Amount shall be  distributed to REMIC II in respect of the REMIC I  Regular  Interests and the
Class R-I Certificates thereof in the following amounts and priority:

               (a)     to the REMIC I Regular  Interests and the Class R-I  Certificates,  pro
rata,  in an amount  equal to (i) their  Uncertificated  Accrued  Interest  reduced by any Net
Deferred Interest allocated thereto or Accrued Certificate Interest,  as applicable,  for such
Distribution  Date,  plus (ii) any amounts in respect thereof  remaining  unpaid from previous
Distribution Dates; and

               (b)     to the  extent  of  amounts  remaining  after  the  distributions  made pursuant to clause (a) above:

                                    (i)     to REMIC I  Regular  Interests  LT2,  LT3 and LT4,
                      their  respective  Principal  Distribution  Amounts and to the Class R-I
                      Certificates,  any amounts  distributed as principal thereon pursuant to
                      Section 4.02(d) hereof;

                                    (ii)    to  REMIC I  Regular  Interest  LT1 any  remainder
                      until the Uncertificated Principal Balance thereof is reduced to zero;

                                    (iii)   any remainder to REMIC I  Regular  Interests  LT2,
                      LT3 and LT4,  pro rata  according  to  their  respective  Uncertificated
                      Principal Balances as reduced by the distributions  deemed made pursuant to (i) above, until their respective  Uncertificated  Principal Balances are reduced to zero; and

               (c)     to the  extent  of  amounts  remaining  after  the  distributions  made pursuant to clauses (a) and (b) above:

                                    (i)     first, to each of the REMIC I  Regular  Interests,
                      pro  rata  according  to the  amount  of  unreimbursed  Realized  Losses allocable  to  principal  previously  allocated  to  each  such  REMIC I
                      Regular  Interest,  the  aggregate  amount of any  distributions  to the
                      Certificates   as   reimbursement   of  such  Realized  Losses  on  such
                      Distribution Date pursuant to Section 4.02(e);  provided,  however, that any  amounts  distributed  pursuant  to this  paragraph  (c)(i)  of this definition of "REMIC I  Distribution Amount" shall not cause a reduction in the  Uncertificated  Principal Balances of any of the REMIC I Regular
                      Interests; and

                                    (ii)    second,  any  remaining  amount  to the  Class R-I
                      Certificates.

        REMIC I Interests:  The REMIC I Regular Interests and R-I Certificates.

        REMIC I Net Deferred  Interest:  For any Distribution  Date, Net Deferred Interest for
such  Distribution  Date  shall  be  allocated  to the  REMIC  I  Regular  Interest  LT1.  The
Uncertificated  Principal  Balance of the REMIC I Regular  Interest  LT1 shall be increased on such Distribution  Date by the amount of any such Net Deferred  Interest  allocated thereto by the preceding  sentence prior to giving effect to any  distribution of principal to such REMIC
I Regular Interest LT1 on such Distribution Date.

        REMIC I Regular Interest.  Any of the separate  non-certificated  beneficial ownership interests in REMIC I  issued  hereunder  and  designated  as a "regular  interest" in REMIC I.
Each REMIC I  Regular  Interest shall accrue  interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect  from time to time,  and shall be entitled  to  distributions  of principal,  subject to the terms and conditions  hereof,  in an aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement hereto.
The  designations  for  the  respective  REMIC I  Regular  Interests  are  set  forth  in  the
Preliminary Statement hereto.

        REMIC I Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the principal  balances of the REMIC I Regular  Interests LT1, LT2, LT3 and LT4,  respectively will be  reduced  on such  Distribution  Date by the  allocation  of  Realized  Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

        Y1 =   the principal  balance of the REMIC I Regular Interest LT1 after  distributions on the prior Distribution Date.

        Y2 =   the principal  balance of the REMIC I Regular Interest LT2 after  distributions on the prior Distribution Date.

        Y3 =   the principal  balance of the REMIC I Regular Interest LT3 after  distributions on the prior Distribution Date.

        Y4 =   the principal  balance of the REMIC I Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

        (DELTA)Y1 =   the REMIC I Regular Interest LT1 Principal Reduction Amount.

        (DELTA)Y2 =   the REMIC I Regular Interest LT2 Principal Reduction Amount.

        (DELTA)Y3 =   the REMIC I Regular Interest LT3 Principal Reduction Amount.

        (DELTA)Y4 =   the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 =   the aggregate  principal balance of REMIC I Regular Interests LT1, LT2, LT3 and
               LT4 after  distributions  and the  allocation  of Realized  Losses on the prior
               Distribution Date.

        P1 =   the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized  Losses to be made on such Distribution Date.

        (DELTA)P =    P0 - P1 = the aggregate of the REMIC I  Regular  Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

             = the aggregate of the principal  portions of Realized Losses to be allocated to, and  the  principal  distributions  to be made  on,  the  Certificates  on such
               Distribution Date reduced by Net Deferred Interest for such Distribution Date.

        R0 =   the Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 =   the Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        (alpha) =     (Y2 + Y3)/P0.  The initial  value of (alpha) on the Closing Date for use on the first Distribution Date shall be 0.0001.

        (gamma)0 =    the  lesser of (A) the sum for all  Classes of  Certificates  other than the Class X  Certificates  of the  product  for each  Class of  (i) the monthly interest  rate (as limited by the Adjusted  Net WAC Rate,  if  applicable)  for such  Class applicable  for  distributions to be made on such Distribution Date and (ii) the  aggregate  Certificate  Principal  Balance  for such  Class after distributions  and the allocation of Realized Losses on the prior  Distribution
               Date and (B) R0*P0.

        (gamma)1 =    the  lesser of (A) the sum for all  Classes of  Certificates  other than the Class X  Certificates  of the  product  for each  Class of  (i) the monthly interest  rate (as limited by the Adjusted  Net WAC Rate,  if  applicable)  for such  Class applicable  for  distributions  to be made on the  next  succeeding
               Distribution  Date and (ii) the  aggregate  Certificate  Principal  Balance for such  Class after  distributions  and the  allocation of Realized  Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
        (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
        (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2); and
        (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
        (1)....If (DELTA)Y2, as so determined, is negative, then
        (DELTA)Y2 = 0
        (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
        (DELTA)Y4 = (DELTA)Y3; and
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
        (2)....If (DELTA)Y3, as so determined, is negative, then
        (DELTA)Y3 = 0;
        (DELTA)Y2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 - a1R0};
        (DELTA)Y4 = (DELTA)Y3; and
        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        REMIC I Realized  Losses:  Realized Losses on the Mortgage Loans shall be allocated to the REMIC I  Regular  Interests  as follows.  The interest  portion of Realized  Losses on the
Mortgage Loans,  if any, shall be allocated among REMIC I Regular  Interests LT1, LT2 and LT4, pro rata  according  to the amount of  interest  accrued  but  unpaid  thereon,  in  reduction thereof.  Any  interest  portion of such  Realized  Losses in excess of the  amount  allocated pursuant  to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized
Losses  not  attributable  to  any  specific  Mortgage  Loan  and  allocated  pursuant  to the succeeding  sentences.  The  principal  portion of Realized  Losses  with  respect to Mortgage
Loans shall be  allocated  to the REMIC I  Regular  Interests  as follows:  first,  to REMIC I
Regular Interests LT2, LT3 and LT4, pro-rata  according to their respective  REMIC I Principal
Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such REMIC I  Regular  Interests  and,  second,  the  remainder,  if any, of such principal portion of such  Realized  Losses  shall be  allocated  to  REMIC I  Regular  Interest  LT1 in reduction of the Uncertificated Principal Balance thereof.

        REMIC I  Regular  Interest LT1 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the sum of (i) Net Deferred  Interest for such Distribution Date and (ii) REMIC I Regular Interest LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses  allocated to the REMIC I Regular  Interest LT1 on such  Distribution
Date.

        REMIC I  Regular  Interest LT2 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT2 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT2 on such Distribution Date.

        REMIC I  Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT3 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT3 on such Distribution Date.

        REMIC I  Regular  Interest LT4 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT4 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT4 on such Distribution Date.

        REMIC II: The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount distributed  from  REMIC I to  REMIC II  on such  Distribution  Date in respect of the REMIC I
Regular Interests.

        REMIC II  Distribution  Amount:  For any  Distribution  Date,  the REMIC II  Available
Distribution  Amount  shall be deemed  distributed  to the Class A,  Class M, Class B, Class X and Class R-II Certificates in the following amounts and priority:

        (i)....to the Class A Certificates  and the Class X-IO Component,  on a pro rata basis based on the  Accrued  Certificate  Interest  payable  on such  Classes of  Certificates  with
respect  to  such  Distribution  Date,  Accrued  Certificate   Interest  on  such  Classes  of
Certificates  for such  Distribution  Date, plus any related amounts accrued  pursuant to this clause (i) but  remaining  unpaid from any prior  Distribution  Date except as provided in the last paragraph of this  definition  (the "Senior  Interest  Distribution  Amount"),  provided, however,  that  amounts  distributable  to the Class  X-IO  Component  in  respect  of Accrued
Certificate  Interest will be reduced to the extent necessary to offset Net Deferred  Interest in  accordance  with  Section  4.02(j);  being  paid  from and in  reduction  of the  REMIC II
Available Distribution Amount for such Distribution Date;

        (ii)...to the Senior  Certificateholders in the following priority:  (A) first, to the
Class R-II Certificates,  the amount  distributable  thereon pursuant to Section 4.02(d),  and
(B) second,  to the Class A Certificates and the Class X-PO Component,  on a pro rata basis in accordance  with  their  respective  Certificate  Principal  Balances,  until the  Certificate
Principal  Balances  thereof have been reduced to zero, from the amount,  if any, of the REMIC
II Available  Distribution  Amount  remaining after the foregoing  distributions,  the sum of:
(A) the related Senior  Percentage for such  Distribution Date times the sum of the following:
(i) the  principal  portion of each Monthly  Payment due during the related Due Period on each
Outstanding  Mortgage Loan,  whether or not received on or prior to the related  Determination
Date,  (ii)  except to the extent  applied to offset  Deferred  Interest  on any  Distribution
Date,  the Stated  Principal  Balance of any Mortgage  Loan  repurchased  during the preceding calendar  month (or deemed to have been so  repurchased  in accordance  with Section  3.07(b))
pursuant to Section  2.02,  2.03,  2.04 or 4.07 and the amount of any  shortfall  deposited in the  Custodial  Account  in  connection  with the  substitution  of a  Deleted  Mortgage  Loan pursuant to Section  2.03 or 2.04 during the  preceding  calendar  month;  and (iii) except to the extent  applied to offset  Deferred  Interest  on any  Distribution  Date,  the  principal portion of all other  unscheduled  collections  (other than Principal  Prepayments in Full and
Curtailments  and amounts  received in connection  with a Cash  Liquidation or REO Disposition of a Mortgage Loan described in Section  4.02(c)(ii)(B) of this Series  Supplement,  including without  limitation any related Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds),
including  Subsequent  Recoveries,  received during the preceding calendar month (or deemed to have been so  received  in  accordance  with  Section  3.07(b))  to the extent  applied by the
Master  Servicer as recoveries  of principal of the related  Mortgage Loan pursuant to Section
3.14 of the Standard Terms,  (B) except to the extent applied to offset  Deferred  Interest on any  Distribution  Date, with respect to each Mortgage Loan for which a Cash  Liquidation or a
REO Disposition  occurred during the preceding  calendar month (or was deemed to have occurred during such period in accordance with Section  3.07(b)),  an amount equal to the lesser of (a)
the related Senior  Percentage for such  Distribution  Date times the Stated Principal Balance of such Mortgage  Loan and (b) the related  Senior  Accelerated  Distribution  Percentage  for
such  Distribution  Date  times  the  related  unscheduled   collections   (including  without
limitation  Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds) to the extent applied by the Master  Servicer as  recoveries  of principal of the related  Mortgage Loan pursuant to
Section  3.14  of  the  Standard  Terms,  (C)  the  related  Senior  Accelerated  Distribution
Percentage  for such  Distribution  Date times the aggregate of all Principal  Prepayments  in
Full  received in the related  Prepayment  Period and  Curtailments  received in the preceding calendar  month not applied to offset  Deferred  Interest on any  Distribution  Date,  (D) any
amounts  described  in  subsection  (ii),  clauses  (A),  (B) and (C) of this  definition,  as determined  for any previous  Distribution  Date,  which remain  unpaid after  application  of amounts  previously  distributed  pursuant to this clause (D) to the extent that such  amounts are not  attributable  to  Realized  Losses  which  have  been  allocated  to the  Subordinate
Certificates,  (E)  amounts  required  to be  distributed  to  the  Holders  of  the  Class  A
Certificates,  as  applicable,  pursuant  to  Section  4.02(g);  minus (F) the  Capitalization
Reimbursement  Amount for such  Distribution  Date multiplied by a fraction,  the numerator of which is the Senior Principal  Distribution Amount,  without giving effect to this clause (F), and  the  denominator  of  which  is the sum of the  principal  distribution  amounts  for all
Classes of  Certificates  derived  from the  related  Available  Distribution  Amount  without giving effect to any reductions for the Capitalization  Reimbursement  Amount, being paid from and in reduction of the REMIC II Available Distribution Amount for such Distribution Date;

        (iii)..to the Master  Servicer  or a  Sub-Servicer,  by  remitting  for deposit to the
Custodial  Account,  to the extent of and in  reimbursement  for any Advances or  Sub-Servicer
Advances  previously  made with  respect to any  Mortgage  Loan or REO  Property  which remain unreimbursed  in whole or in part following the Cash  Liquidation  or REO  Disposition of such
Mortgage  Loan or REO Property  being paid from and in  reduction  of the  REMIC II  Available
Distribution Amount for such Distribution Date;

        (iv)...to the Holders of the Class M-1 Certificates:

        .......(A)     first, the Accrued  Certificate  Interest thereon for such Distribution
Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid  from any  previous
Distribution Date, except as provided below;

               (B)    second, the Subordinate Principal  Distribution Amount for such Class of
    Certificates  for  such  Distribution  Date,  applied  in  reduction  of  the  Certificate
    Principal Balance of the Class M-1 Certificates;

        (v)....to the Holders of the Class M-2 Certificates:

        .......(A)     first, the Accrued  Certificate  Interest thereon for such Distribution
Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid  from any  previous
Distribution Date, except as provided below;

               (B)    second, the Subordinate Principal  Distribution Amount for such Class of
    Certificates  for  such  Distribution  Date,  applied  in  reduction  of  the  Certificate
    Principal Balance of the Class M-2 Certificates;

        (vi)...to the Holders of the Class M-3 Certificates:

        .......(A)     first, the Accrued  Certificate  Interest thereon for such Distribution
Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid  from any  previous
Distribution Date, except as provided below;

               (B)    second, the Subordinate Principal  Distribution Amount for such Class of
    Certificates  for  such  Distribution  Date,  applied  in  reduction  of  the  Certificate
    Principal Balance of the Class M-3 Certificates;

        (vii)..to the Holders of the Class B-1 Certificates:

        .......(A)     first, the Accrued  Certificate  Interest thereon for such Distribution
Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid  from any  previous
Distribution Date, except as provided below;

               (B)    second, the Subordinate Principal  Distribution Amount for such Class of
    Certificates  for  such  Distribution  Date,  applied  in  reduction  of  the  Certificate
    Principal Balance of the Class B-1 Certificates;

        (viii).to the Holders of the Class B-2 Certificates:

        .......(A)     first, the Accrued  Certificate  Interest thereon for such Distribution
Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid  from any  previous
Distribution Date, except as provided below;

               (B)    second, the Subordinate Principal  Distribution Amount for such Class of
    Certificates  for  such  Distribution  Date,  applied  in  reduction  of  the  Certificate
    Principal Balance of the Class B-2 Certificates;

        (ix)...to the Holders of the Class B-3 Certificates:

        .......(A)     first, the Accrued  Certificate  Interest thereon for such Distribution
Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid  from any  previous
Distribution Date, except as provided below;

               (B)    second, the Subordinate Principal  Distribution Amount for such Class of
    Certificates  for  such  Distribution  Date,  applied  in  reduction  of  the  Certificate
    Principal Balance of the Class B-3 Certificates;

         (viii)to the  Class R-II  Certificateholders,  the  balance,  if any, of the REMIC II
Available  Distribution Amount.

        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of
Subordinate  Certificates  outstanding on such Distribution Date with the Lowest Priority,  or
in  the  event  the  Subordinate   Certificates   are  no  longer   outstanding,   the  Senior
Certificates,  Accrued  Certificate  Interest  thereon  remaining  unpaid  from  any  previous
Distribution  Date  will be  distributable  only to the  extent  that (1) a  shortfall  in the amounts  available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest  rate  reduction in  connection  with a Servicing  Modification,  or (2) such unpaid Accrued  Certificate  Interest was attributable to interest  shortfalls relating to the failure of the Master  Servicer to make any  required  Advance,  or the  determination  by the
Master Servicer that any proposed  Advance would be a  Nonrecoverable  Advance with respect to the  related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance  Proceeds and
REO Proceeds have not yet been distributed to the Certificateholders

        REMIC II Regular Interests:  The Class A, Class M, Class B and Class X Certificates.

        Rule  144A:  Rule 144A under the  Securities  Act of 1933,  as in effect  from time to time.

        Rule  144A  Global  Offered   Certificate:   Any  one  of  the  Class  B  Certificates
substantially  in the  form  annexed  to the  Standard  Terms  as  Exhibits  C as  more  fully described in Section 5.02(g) hereof.

        Senior  Accelerated  Distribution  Percentage:  For any  Distribution  Date  occurring prior to the Distribution  Date in September 2014, 100%. The Senior  Accelerated  Distribution
Percentage  for any  Distribution  Date  occurring  after the first  ten years  following  the closing date will be as follows:

        o      for any  Distribution  Date during the eighth year after the Closing Date,  the
        Senior Percentage for that  Distribution  Date plus 70% of the Subordinate  Percentage for that Distribution Date;

        o      for any  Distribution  Date during the ninth year after the Closing  Date,  the
        Senior Percentage for that  Distribution  Date plus 60% of the Subordinate  Percentage for that Distribution Date;

        o      for any  Distribution  Date during the tenth year after the Closing  Date,  the
        Senior Percentage for that  Distribution  Date plus 40% of the Subordinate  Percentage for that Distribution Date;

        o      for any Distribution  Date during the eleventh year after the Closing Date, the
        Senior Percentage for that  Distribution  Date plus 20% of the Subordinate  Percentage for that Distribution Date; and

        o      for  any  Distribution   Date  thereafter,   the  Senior  Percentage  for  that
        Distribution Date.

        Any scheduled  reduction to the Senior Accelerated  Distribution  Percentage shall not be made as of any Distribution Date unless either:

        (a) the outstanding  principal  balance of Mortgage Loans  delinquent 60 days or more, including  Mortgage Loans in foreclosure  and REO,  averaged over the last six months, as a percentage  of the aggregate  outstanding  Certificate  Principal  Balance of the
        Class M Certificates and Class B Certificates, is less than 50%, and

        (b)    Realized  Losses on the Mortgage Loans to date for that  Distribution  Date, if occurring  during  the  sixth,  seventh,  eighth,  ninth  or tenth  year,  or any year thereafter,  after  the  Closing  Date,  are less  than  30%,  35%,  40%,  45% or 50%, respectively,  of the sum of the initial Certificate Principal Balances of the Class M
        Certificates and Class B Certificates.

        Notwithstanding  the foregoing,  if (a) the  Subordinate  Percentage is equal to or in excess  of  twice  the  initial  weighted  average  of the  Subordinate  Percentage,  (b)  the outstanding  principal  balance of the Mortgage  Loans  delinquent 60 days or more  (including
Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months, as a percentage of the aggregate  outstanding  Certificate  Principal Balance of the  Subordinate  Certificates,  does not exceed 50% and (c)(i)  prior to the  Distribution
Date in September  2010,  cumulative  Realized  Losses on the Mortgage Loans do not exceed 20%
of the sum of the initial  Certificate  Principal  Balances of the  Subordinate  Certificates,
and (ii)  thereafter,  cumulative  Realized  Losses on the Mortgage Loans do not exceed 30% of the sum of the initial Certificate  Principal Balances of the Subordinate  Certificates,  then
(A) on any  Distribution  Date prior to the  Distribution  Date in September  2010, the Senior
Accelerated  Distribution  Percentage  for  such  Distribution  Date  will  equal  the  Senior
Percentage  for  that  Distribution  Date  plus  50% of the  Subordinate  Percentage  for such
Distribution  Date,  and (B) on any  Distribution  Date on or after the  Distribution  Date in
September 2010, the Senior  Accelerated  Distribution  Percentage for that  Distribution  Date will equal the Senior Percentage for that Distribution Date.

        Notwithstanding  the  foregoing,   on  any  Distribution  Date  on  which  the  Senior
Percentage  exceeds  the  initial  Senior  Percentage,  the  Senior  Accelerated  Distribution
Percentage for such Distribution Date will equal 100%.

        Notwithstanding  the foregoing,  upon reduction of the Certificate  Principal Balances of the Senior  Certificates  to zero,  the Senior  Accelerated  Distribution  Percentage  will equal 0%.

        Senior  Certificate:  Any  one of the  Class  A,  Class  X or  Class  R  Certificates,
executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard  Terms as Exhibit A (Class A),  Exhibit D (Class X) and Exhibit D
(Class R).

        Senior Interest Distribution Amount:  As defined in Section 4.02(c)(i).

        Senior  Percentage:  As of each Distribution  Date, the lesser of 100% and a fraction, expressed as a  percentage,  the  numerator of which is the  aggregate  Certificate  Principal
Balance of the Senior  Certificates  and the Class X-PO  Component  immediately  prior to such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)  immediately  prior to such Distribution
Date.

        Senior Principal  Distribution  Amount: As to any Distribution Date, the lesser of (a)
the balance of the Available  Distribution  Amount remaining after the distribution  therefrom of all amounts  required to be distributed  therefrom  pursuant to Section  4.02(c)(i) of this
Series  Supplement,  and (b) the sum of the amounts  required to be  distributed  therefrom to the Senior  Certificateholders  on such Distribution Date pursuant to Section  4.02(c)(ii) and
Section 4.02(c)(xvi).

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, and as of any date of  determination,  (i) the sum of (a) the  Cut-off Date Principal  Balance
of the  Mortgage  Loan plus  (b) any  amount  by which the  Stated  Principal  Balance  of the
Mortgage Loan has been increased  pursuant to a Servicing  Modification  and (c) any amount by which the Stated  Principal  Balance of the  Mortgage  Loan has been  increased  for  Deferred
Interest  pursuant to the terms of the related  Mortgage Note on or prior to the  Distribution
Date,  minus  (ii) the  sum of (a) the  principal  portion of the  Monthly  Payments  due with respect to such  Mortgage  Loan or REO  Property  during  each Due Period  ending with the Due
Period  relating to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  (b) all  Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the
extent  applied  by the  Master  Servicer  as  recoveries  of  principal  in  accordance  with
Section 3.14  with  respect to such  Mortgage  Loan or REO  Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution Date, and (c) any Realized
Loss  incurred  with  respect to such  Mortgage  Loan  allocated  to  Certificateholders  with respect thereto for any previous Distribution Date.

        Subordinate  Percentage:  As of any date of  determination a percentage  equal to 100%
minus the Senior Percentage as of that date.

        Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and each Class of  Subordinate  Certificates,  (a) the sum of (i) the  product of (x) the  Class's pro  rata  share,  based  on the  Certificate  Principal  Balance  of  each  such  Class  then outstanding,  and (y) the  aggregate  of the amounts  calculated  for such  Distribution  Date under clauses (1), (2) and (3) of Section  4.02(c)(ii)(A) of this Series  Supplement  (without giving  effect to the  related  Senior  Percentage)  to the extent not  payable to the related
Senior  Certificates  and to the extent not  applied to offset  Deferred  Interest;  (ii) such
Class's  pro  rata  share,  based  on the  Certificate  Principal  Balance  of each  Class  of
Subordinate  Certificates then outstanding,  of the principal collections described in Section
4.02(c)(ii)(B)(b)  of this Series  Supplement  (without  giving  effect to the related  Senior
Accelerated  Distribution  Percentage)  to the  extent  such  collections  are  not  otherwise distributed  to the  related  Senior  Certificates  and to the  extent  not  applied to offset
Deferred  Interest;  (iii) the product of (x) the related Prepayment  Distribution  Percentage and  (y)  the  aggregate  of all  Principal  Prepayments  in  Full  received  in  the  related
Prepayment  Period and Curtailments  received in the preceding  calendar month on the Mortgage
Loans to the extent not  payable to the Senior  Certificates  and to the extent not applied to offset  Deferred  Interest;  and (iv) any amounts  described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date, that remain  undistributed to the extent that such amounts are not  attributable  to Realized Losses which have been allocated to a Class of
Subordinate Certificates;  minus (b) the related Capitalization  Reimbursement Amount for such
Distribution  Date,  multiplied  by  a  fraction,  the  numerator  of  which  is  the  related
Subordinate  Principal  Distribution  Amount  for  such  Class  of  Subordinate  Certificates, without giving effect to this clause  (b)(ii),  and the denominator of which is the sum of the principal  distribution  amounts for all related Classes of Certificates,  in each case to the extent  derived from the related  Available  Distribution  Amount without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Temporary  Regulation  S  Global  Offered   Certificate:   Any  one  of  the  Class  B
Certificates  substantially  in the form of  Exhibits  Eleven-F  and more fully  described  in
Section 5.02(g) hereof.

        2007-QH8 REMIC:  Either of REMIC I or REMIC II, as the case may be.

        Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular  Interests for
any  Distribution  Date,  one  month's  interest  at  the  related   Uncertificated   REMIC  I
Pass-Through  Rate  for  such  Distribution  Date,  accrued  on the  Uncertificated  Principal
Balance thereof immediately prior to such Distribution Date.  Uncertificated  Accrued Interest for the REMIC I Regular  Interests  shall accrue on the basis of a 360-day year  consisting of twelve  30-day  months.  For  purposes of  calculating  the amount of  Uncertificated  Accrued
Interest  for  the  REMIC I  Regular  Interests  for any  Distribution  Date,  any  Prepayment
Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not  covered by  Compensating
Interest) shall be allocated among REMIC I Regular  Interests,  pro rata, based on, and to the extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this sentence.

        Uncertificated  Principal  Balance:  The  principal  amount  of any  REMIC  I  Regular
Interest  outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC I Regular Interest shall be reduced first by Realized Losses  allocated  thereto by the definition of REMIC I  Realized  Losses and by all  distributions  of principal  deemed made  on  such  REMIC  I  Regular  Interest  on such  Distribution  Date.  The  Uncertificated
Principal Balance of each REMIC I Regular Interest shall never be less than zero.

        Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and
(i) REMIC I Regular  Interests  LT1 and LT2, the Net WAC Rate,  (ii) REMIC I Regular  Interest
LT3, zero (0.00%) and (iii) REMIC I Regular Interest LT4, twice the Net WAC Rate.

        Undercollateralized  Amount:  With  respect  any  Certificate  Group and  Distribution
Date,  the  excess of (i) the  aggregate  Certificate  Principal  Balance  and the Class  X-PO
Component over (ii) the aggregate  Stated  Principal  Balance of the Mortgage Loans calculated on such  Distribution  Date after giving  effect to  distributions  to be made thereon  (other than amounts to be distributed pursuant to Section 4.02(g) on such Distribution Date).

        Underwriter:  Residential Funding Securities, LLC.

SECTION 1.02...[RESERVED].

SECTION 1.03...USE OF WORDS AND PHRASES.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and Servicing  Agreement.  The  definitions  set forth herein include both the singular and the plural.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01...CONVEYANCE OF MORTGAGE LOANS.  (See Section 2.01 of the Standard Terms.)

SECTION 2.02...ACCEPTANCE BY TRUSTEE.  (See Section 2.02 of the Standard Terms.)

SECTION 2.03...REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF THE MASTER  SERVICER  AND THE
COMPANY.

(A)     For  representations,  warranties  and covenants of the Master  Servicer,  see Section
2.03(a) of the Standard Terms.

(B)     The  Company  hereby  represents  and  warrants  to the  Trustee  for the  benefit  of
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified and provided that the  percentages of the Mortgage  Loans  described in this clause (b) are approximate  percentages by aggregate  Stated Principal  Balance  determined as of the Cut-off Date after deducting payments due during the month of the Cut-off Date):

(I)     No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal and interest as of the  Cut-off  Date none of the  Mortgage  Loans  have been so  Delinquent more than once in the 12-month period prior to the Cut-off Date;

(II)    The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the  Mortgage  Loans,  as the case may be, is true and correct in all  material respects at the date or dates respecting which such information is furnished;

(III)   The Mortgage Loans are payment-option,  hybrid  adjustable-rate  mortgage loans with a negative  amortization  feature with Monthly  Payments  due,  with respect to a majority  of the  Mortgage  Loans,  on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(IV)    To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged
               Property  with a  Loan-to-Value  Ratio at  origination  in excess of 80%,  such
               Mortgage Loan is the subject of a Primary  Insurance Policy that insures (a) at least 35% of the Stated  Principal  Balance of the Mortgage Loan at origination if the Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the  Stated  Principal  Balance  of the  Mortgage  Loan at  origination  if the
               Loan-to-Value  Ratio is  between  95.00% and  90.01%,  (c) at least 25% of such balance if the  Loan-to-Value  Ratio is between  90.00%  and  85.01%,  with the exception  of two  mortgage  loans  representing  0.1%  of the  balance  of the
               Mortgage  Loans,  and (d) at least  12% of such  balance  if the  Loan-to-Value
               Ratio is between  85.00% and 80.01%.  To the best of the  Company's  knowledge, each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(V)     The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
               claims-paying abilities are currently acceptable to each Rating Agency;

(VI)    No more than 0.6% of the Mortgage  Loans are secured by Mortgaged  Properties  located in any one zip code area in  California,  and no more than 0.5% of the Mortgage
               Loans are  secured  by  Mortgaged  Properties  located in any one zip code area outside California;

(VII)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required  under the  National  Flood  Insurance  Act of 1968,  as amended.  The
               Mortgage  requires the  Mortgagor to maintain  such  casualty  insurance at the
               Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the
               holder  of  the  Mortgage  to  obtain  and  maintain  such   insurance  at  the
               Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(VIII)  Immediately prior to the assignment of the Mortgage Loans to the Trustee,  the Company
               had good  title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation)  and such assignment  validly transfers ownership  of the  Mortgage  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(IX)    No more than  85.1% of the  Mortgage  Loans  were  underwritten  under a reduced  loan documentation  program,  none of the Mortgage Loans were  underwritten  under a no-stated  income  program,  and none of the Mortgage  Loans were  underwritten under a no income/no asset program;

(X)     Except  with  respect  to no more  than  9.3% of the  Mortgage  Loans,  the  Mortgagor represented in its loan  application  with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(XI)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(XII)   Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury  Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6),
               (7) and (9) without reliance on the provisions of Treasury  Regulation  Section
               1.860G-2(a)(3)  or  Treasury  Regulation  Section  1.860G-2(f)(2)  or any other provision  that  would  allow a Mortgage  Loan to be  treated  as a  "qualified mortgage"  notwithstanding  its  failure  to meet the  requirements  of Section
               860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1),  (2),
               (4), (5), (6), (7) and (9);

(XIII)  A policy of title  insurance was effective as of the closing of each Mortgage Loan and is valid  and  binding  and  remains  in full  force  and  effect,  unless  the
               Mortgaged  Properties  are  located  in the  State  of Iowa  and an  attorney's certificate has been provided as described in the Program Guide;

(XIV)   No Mortgage Loan is a Cooperative Loan;

(XV)    With respect to each  Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through  which no new or updated  appraisals of Mortgaged  Properties are obtained in connection  with the refinancing  thereof),  the related Seller has represented that either (a) the value of the related Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the appraised value of such property at the time of origination  of the  refinanced  Mortgage
               Loan or (b) the  Loan-to-Value  Ratio  of the  Mortgage  Loan as of the date of origination  of the Mortgage Loan  generally  meets the Company's  underwriting guidelines;

(XVI)   Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(XVII)  None of the Mortgage Loans contain in the related  Mortgage File a Destroyed  Mortgage
               Note;

(XVIII) Approximately 0.5% of the Mortgage Loans have been made to International Borrowers;

(XIX)   No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

(XX)    None of the Mortgage  Loans are Additional  Collateral  Loans and none of the Mortgage
               Loans are Pledged Asset Loans.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section  2.03(b) shall survive  delivery of the respective  Custodial  Files to the Trustee or any Custodian.

        Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any
Custodian of a breach of any of the  representations  and warranties set forth in this Section
2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however,  that in the  event of a breach  of the  representation  and  warranty  set  forth in
Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Company  shall  either (i) cure such breach in all  material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section  2.02;  provided  that the  Company  shall have the option to  substitute  a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)
of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions  by Residential  Funding.  It is understood  and  agreed  that the  obligation  of the  Company  to cure  such  breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing  shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the
Certificateholders or the Trustee on behalf of the Certificateholders.

SECTION 2.04.  REPRESENTATIONS  AND  WARRANTIES OF RESIDENTIAL  FUNDING.  (See section 2.04 of the Standard Terms.)

SECTION 2.05.  EXECUTION  AND  AUTHENTICATION  OF   CERTIFICATES/ISSUANCE   OF  CERTIFICATES
EVIDENCING INTERESTS IN REMICS.

        The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Custodial  Files to it, or any  Custodian  on its  behalf,  subject to any  exceptions noted,  together  with the  assignment  to it of all other  assets  included in the Trust Fund and/or the  applicable  REMIC,  receipt  of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the
Company  executed by an officer of the Company,  has  executed and caused to be  authenticated and  delivered to or upon the order of the Company the Class R-I  Certificates  in  authorized denominations  which,  together with the REMIC I Regular  Interests,  evidence the  beneficial interest in REMIC I.

SECTION 2.06.  CONVEYANCE OF REMIC I REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

        The Company,  as of the Closing Date, and concurrently with the execution and delivery hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to the REMIC I Regular  Interests  to the  Trustee  for the  benefit of the  Holders of
each  Class  of   Certificates   (other  than  the  Class  R-I   Certificates).   The  Trustee
acknowledges  receipt of the REMIC I Regular  Interests  and  declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of all  present and future  Holders of each  Class of  Certificates  (other  than the Class R-I  Certificates).  The rights of the
Holders  of each Class of  Certificates  (other  than the Class R-I) to receive  distributions from the proceeds of REMIC II in respect of such Classes,  and all ownership  interests of the
Holders of such Classes in such distributions, shall be as set forth in this Agreement.

SECTION 2.07.  ISSUANCE OF CERTIFICATES EVIDENCING INTEREST IN REMIC II.

        The Trustee  acknowledges the assignment to it of the REMIC I Regular Interests,  and, concurrently  therewith  and in exchange  therefor,  pursuant  to the  written  request of the
Company  executed by an officer of the  Company,  the Trustee  has  executed  and caused to be authenticated  and  delivered  to or  upon  the  order  of the  Company,  (i) all  Classes  of
Certificates  (other  than the Class R-I  Certificates)  in  authorized  denominations,  which evidence the beneficial interests in the entire REMIC II.

SECTION 2.08.  PURPOSES AND POWERS OF THE TRUST.  (See Section 2.08 of the Standard Terms.)

SECTION 2.09.  AGREEMENT REGARDING ABILITY TO DISCLOSE.

        The Company,  the Master  Servicer and the Trustee hereby agree,  notwithstanding  any other  express or implied  agreement to the  contrary,  that any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and
"tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.  MASTER SERVICER TO ACT AS SERVICER.  (See Section 3.01 of the Standard Terms.)

SECTION 3.02.  SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS;  ENFORCEMENT
OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.  (See Section 3.02 of the Standard Terms.)

SECTION 3.03.  SUCCESSOR SUBSERVICERS.  (See Section 3.03 of the Standard Terms.)

SECTION 3.04.  LIABILITY OF THE MASTER SERVICER.  (See Section 3.04 of the Standard Terms.)

SECTION 3.05.  NO   CONTRACTUAL   RELATIONSHIP   BETWEEN   SUBSERVICER   AND   TRUSTEE   OR
CERTIFICATEHOLDERS.  (See Section 3.05 of the Standard Terms)

SECTION 3.06.  ASSUMPTION  OR  TERMINATION  OF  SUBSERVICING   AGREEMENTS  BY  TRUSTEE.   (See
Section 3.06 of the Standard Terms)

SECTION 3.07.  COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSIT TO CUSTODIAL ACCOUNT.

(A)     (See Section 3.07(a) of the Standard Terms.)

(B)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

(I)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
               Mortgagors  on  the  Mortgage   Loans  and  the  principal   component  of  any
               Subservicer  Advance or of any REO Proceeds  received in connection with an REO
               Property for which an REO Disposition has occurred;

(II)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
               Loans,  including  Buydown  Funds,  if any, and the  interest  component of any
               Subservicer  Advance or of any REO Proceeds  received in connection with an REO
               Property for which an REO Disposition has occurred;

(III)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
               related expenses of the Subservicer);

(IV)    All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or
               4.07 (including amounts received from Residential  Funding pursuant to the last paragraph  of  Section  4  of  the  Assignment  Agreement  in  respect  of  any liability,  penalty or expense that  resulted  from a breach of the  Compliance
               With  Laws   Representation  and  all  amounts  required  to  be  deposited  in connection  with the  substitution  of a  Qualified  Substitute  Mortgage  Loan pursuant to Section 2.03 or 2.04;

(V)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(VI)    All amounts  transferred  from the  Certificate  Account to the  Custodial  Account in accordance with Section 4.02(a);

(VII)   Any  amounts  realized  by the  Subservicer  and  received  by the Master  Servicer in respect of any Additional Collateral;

(VIII)  Any amounts received by the Master Servicer in respect of Pledged Assets; and

(IX)    Any amounts received by the Master Servicer in connection with any Prepayment  Charges on the Prepayment Charge Loans.

        The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive, it being  understood  and agreed that,  without  limiting  the  generality  of the  foregoing, payments on the Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and  interest  on the  Mortgage  Loans due on or before the  Cut-off
Date) and payments or  collections  in the nature of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master
Servicer  may at any time  withdraw  such amount from the  Custodial  Account,  any  provision
herein  to  the  contrary  notwithstanding.   Amounts  received  by  the  Master  Servicer  in
connection  with  Prepayment  Charges on the Prepayment  Charge Loans shall be remitted by the
Master  Servicer  on the  Certificate  Account  Deposit  Date to the  Trustee.  The  Custodial
Account  may  contain  funds  that  belong to one or more trust  funds  created  for  mortgage pass-through  certificates of other series and may contain other funds respecting  payments on
Mortgage  Loans  belonging  to the Master  Servicer or  serviced  or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

        With  respect to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(C)     (See Section 3.07(c) of the Standard Terms.)

(D)     (See Section 3.07(d) of the Standard Terms.)

(E)     Notwithstanding  Section  3.07(a),  The Master  Servicer  shall not waive (or permit a
Subservicer  to waive) any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy, insolvency,  moratorium,  receivership and other similar laws relating to creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal  agency has  threatened  legal  action if the  prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in connection  with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard and  customary in servicing  similar  Mortgage  Loans and relates to a default or a reasonably foreseeable  default and would, in the reasonable  judgment of the Master  Servicer,  maximize recovery of total  proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan.  In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a  refinancing  of a  Mortgage  Loan that is not  related  to a default  or a reasonably  foreseeable  default.  If a  Prepayment  Charge is  waived,  but does not meet the standards  described  above,  then  the  Master  Servicer  is  required  to  deposit  into the
Custodial  Account  the amount of such  waived  Prepayment  Charge at the time that the amount prepaid  on the  related  Mortgage  Loan  is  required  to be  deposited  into  the  Custodial
Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments made by the
Master  Servicer in respect of any waived  Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

SECTION 3.08.  SUBSERVICING  ACCOUNTS;  SERVICING ACCOUNTS.  (See Section 3.08 of the Standard
Terms.)

SECTION 3.09.  ACCESS  TO  CERTAIN  DOCUMENTATION  AND  INFORMATION  REGARDING  THE  MORTGAGE
Loans.  (See Section 3.09 of the Standard Terms.)

SECTION 3.10.  PERMITTED  WITHDRAWALS  FROM THE  CUSTODIAL  ACCOUNT.  (See Section 3.10 of the
Standard Terms.)

SECTION 3.11.  MAINTENANCE OF THE PRIMARY INSURANCE  POLICIES;  COLLECTIONS  THEREUNDER.  (See
Section 3.11 of the Standard Terms.)

SECTION 3.12.  MAINTENANCE  OF FIRE  INSURANCE  AND  OMISSIONS  AND  FIDELITY  COVERAGE.  (See
Section 3.12 of the Standard Terms.)

SECTION 3.13.  ENFORCEMENT OF DUE-ON-SALE CLAUSES;  ASSUMPTION AND MODIFICATION  AGREEMENTS;
CERTAIN ASSIGNMENTS.  (See Section 3.13 of the Standard Terms)

SECTION 3.14.  REALIZATION  UPON DEFAULTED  MORTGAGE LOANS.  (See Section 3.14 of the Standard
Terms.)

SECTION 3.15.  TRUSTEE TO  COOPERATE;  RELEASE OF  CUSTODIAL  FILES.  (See Section 3.15 of the
Standard Terms.)

SECTION 3.16.  SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST.

(A)     (See Section 3.16(a) of the Standard Terms.)

(B)     Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or
otherwise (but not including  Prepayment  Charges) shall be retained by the Master Servicer or the  Subservicer  to the extent  provided  herein,  subject  to clause  (e) below.  Prepayment charges  shall  be  deposited  into  the  Certificate  Account  and  shall  be  paid  on  each
Distribution Date to the Holders of the Class P Certificates.

(C)     (See Section 3.16(c) of the Standard Terms.)

(D)     (See Section 3.16(d) of the Standard Terms.)

(E)     (See Section 3.16(e) of the Standard Terms.)

SECTION 3.17.  REPORTS TO THE TRUSTEE  AND THE  COMPANY.  (See  Section  3.17 of the  Standard
Terms.)

SECTION 3.18.  ANNUAL STATEMENT AS TO COMPLIANCE.  (See Section 3.18 of the Standard Terms.)

SECTION 3.19.  ANNUAL  INDEPENDENT  PUBLIC  ACCOUNTANTS'  SERVICING REPORT.  (See Section 3.19
of the Standard Terms.)

SECTION 3.20.  RIGHTS OF THE  COMPANY IN RESPECT OF THE MASTER  SERVICER.  (See  Section  3.20
of the Standard Terms.)

SECTION 3.21.  ADMINISTRATION OF BUYDOWN FUNDS.  (See Section 3.21 of the Standard Terms.)

SECTION 3.22.  ADVANCE FACILITY.  (See Section 3.22 of the Standard Terms.)

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.  CERTIFICATE ACCOUNT.  (See Section 4.01 of the Standard Terms.)

(A)     The  Master  Servicer  on  behalf  of the  Trustee  shall  establish  and  maintain  a
Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the  Certificate  Account  pursuant  to Section  3.12(a),  (iii) any amount  required to be deposited in the  Certificate  Account  pursuant to Section  3.16(e) or Section 4.07, (iv) any amount  required to be paid  pursuant to Section 9.01 and (v) all other  amounts  constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(B)      (See Section 4.01(b) of the Standard Terms.)

SECTION 4.02.  DISTRIBUTIONS.

(A)     On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
shall allocate and distribute  the Available  Distribution  Amount to the extent on deposit in the  Certificate  Account  for such date to the  interests  issued in  respect  of REMIC I and
REMIC II, as specified in this Section.

(B)     (1)           On each  Distribution  Date,  the REMIC I  Distribution  Amount shall be distributed  by  REMIC I to  REMIC II on  account  of the  REMIC I  Regular  Interests  in the amounts and with the priorities set forth in the definition thereof.

                      (2)     On each  Distribution  Date,  the REMIC II  Distribution  Amount
shall be deemed to have been  distributed  by REMIC II to the  Certificateholders  (other than the Class R-I, Class R-II and Class P  Certificateholders)  on account of the REMIC II Regular
Interests  represented thereby and the Class R-II  Certificateholders  in the amounts and with the priorities set forth in the definition thereof.

                      (3)     Notwithstanding  the  distributions  described  in this  Section
4.02(b),  distribution of funds from the Certificate  Account shall be made only in accordance with Section 4.02(c).

(C)     On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next  preceding  Record Date (other  than as provided in Section  9.01 of the  Standard
Terms  respecting  the final  distribution)  either in  immediately  available  funds (by wire transfer or  otherwise)  to the account of such  Certificateholder  at a bank or other  entity having appropriate  facilities therefor, if such  Certificateholder has so notified the Master
Servicer or the Paying  Agent,  as the case may be, or, if such  Certificateholder  has not so notified the Master  Servicer or the Paying Agent by the Record Date,  by check mailed to such
Certificateholder  at the address of such Holder  appearing in the  Certificate  Register such
Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable Class held by such Holder of the following  amounts),  in the order of priority set forth below,  in each case to the extent of the  Available  Distribution  Amount on deposit in the  Certificate  Account  (except,  with  respect to clause  (x)(B)  below,  to the extent of
Prepayment Charges on deposit in the Certificate Account).

(I)     from the Available  Distribution  Amount,  to the Class A  Certificates  and the Class
               X-IO Component,  on a pro rata basis based on the Accrued Certificate  Interest payable  on such  Classes of  Certificates  with  respect to such  Distribution
               Date,  Accrued  Certificate  Interest on such Classes of Certificates  for such
               Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid  from any  previous  Distribution  Date  except as  provided in the last paragraph of this Section 4.02(c) (the "Senior Interest Distribution  Amount");
               provided,  however,  that amounts  distributable to the Class X-IO Component in respect  of  Accrued  Certificate  Interest  will  be  reduced  to  the  extent necessary to offset Net Deferred Interest in accordance with Section 4.02(j).

(II)    to the  Senior  Certificates,  in the  priorities  and  amounts  set forth in  Section
               4.02(d), the sum of the following (applied to reduce the Certificate  Principal
               Balances of such Senior Certificates, as applicable):

                             (A)    the related Senior  Percentage for such  Distribution Date times the sum of the following:

                                    (1)     the principal  portion of each Monthly Payment due
                      during  the  related  Due  Period  on each  Outstanding  Mortgage  Loan, whether or not received on or prior to the related Determination Date;

                                    (2)     except to the extent  applied  to offset  Deferred
                      Interest on any Distribution  Date, the Stated Principal  Balance of any
                      Mortgage  Loan  repurchased  during  the  preceding  calendar  month (or deemed to have been so repurchased in accordance  with Section  3.07(b))
                      pursuant  to  Section  2.02,  2.03,  2.04 or 4.07 and the  amount of any shortfall  deposited in the  Custodial  Account in  connection  with the substitution  of a Deleted  Mortgage  Loan  pursuant to Section  2.03 or
                      2.04 during the preceding calendar month; and

                                    (3)     except to the extent  applied  to offset  Deferred
                      Interest on any  Distribution  Date, the principal  portion of all other unscheduled  collections  (other than Principal  Prepayments in Full and
                      Curtailments  and amounts received in connection with a Cash Liquidation
                      or  REO   Disposition   of  a  Mortgage   Loan   described   in  Section
                      4.02(c)(ii)(B) of this Series  Supplement,  including without limitation any related Insurance Proceeds,  Liquidation Proceeds and REO Proceeds),
                      including Subsequent Recoveries,  received during the preceding calendar month (or deemed to have been so received  in  accordance  with  Section
                      3.07(b)) to the extent  applied by the Master  Servicer as recoveries of principal of the related  Mortgage  Loan pursuant to Section 3.14 of the
                      Standard Terms;

                             (B)    except to the extent applied to offset  Deferred  Interest on any  Distribution  Date, with respect to each Mortgage Loan for which a Cash
               Liquidation or a REO Disposition  occurred during the preceding  calendar month
               (or was deemed to have occurred  during such period in accordance  with Section
               3.07(b)),  an amount equal to the lesser of (a) the related  Senior  Percentage for such  Distribution Date times the Stated Principal Balance of such Mortgage
               Loan and (b) the related Senior  Accelerated  Distribution  Percentage for such
               Distribution Date times the related unscheduled  collections (including without limitation  Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds) to the
               extent  applied  by the Master  Servicer  as  recoveries  of  principal  of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms;

                             (C)    the related  Senior  Accelerated  Distribution  Percentage for such Distribution Date times the aggregate of all Principal  Prepayments in
               Full received in the related  Prepayment  Period and  Curtailments  received in the preceding  calendar  month not applied to offset  Deferred  Interest on any
               Distribution Date;

                             (D)    any amounts  described in  subsection  (ii),  clauses (A),
               (B)  and  (C)  of  this  Section  4.02(c),   as  determined  for  any  previous
               Distribution  Date, which remain unpaid after application of amounts previously distributed  pursuant to this  clause (D) to the extent  that such  amounts are
               not   attributable  to  Realized  Losses  which  have  been  allocated  to  the
               Subordinate Certificates;

                             (E)    amounts  required to be  distributed to the Holders of the
               Class A Certificates, as applicable, pursuant to Section 4.02(g);minus

                             (F)    the   Capitalization   Reimbursement   Amount   for   such
               Distribution  Date  multiplied  by a fraction,  the  numerator  of which is the
               Senior  Principal  Distribution  Amount,  without  giving effect to this clause
               (F),  and the  denominator  of which is the sum of the  principal  distribution amounts  for all Classes of  Certificates  derived  from the related  Available
               Distribution   Amount   without   giving  effect  to  any  reductions  for  the
               Capitalization Reimbursement Amount;

(III)   if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero,  to the Master  Servicer or a  Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in  reimbursement  for any  Advances or  Sub-Servicer  Advances  previously  made with  respect to any
               Mortgage  Loan or REO Property  which remain  unreimbursed  in whole or in part following the Cash  Liquidation or REO Disposition of such Mortgage Loan or REO
               Property;

(IV)    to the  Holders  of the Class  M-1  Certificates,  the  Accrued  Certificate  Interest
               thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date,  except  as provided below;

(V)     to the  Holders  of the Class M-1  Certificates,  an amount  equal to the  Subordinate
               Principal   Distribution  Amount  for  such  Class  of  Certificates  for  such
               Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the Class M-1 Certificates;

(VI)    to the  Holders  of the Class  M-2  Certificates,  the  Accrued  Certificate  Interest
               thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date,  except  as provided below;

(VII)   to the  Holders  of the Class M-2  Certificates,  an amount  equal to the  Subordinate
               Principal   Distribution  Amount  for  such  Class  of  Certificates  for  such
               Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the Class M-2 Certificates;

(VIII)  to the  Holders  of the Class  M-3  Certificates,  the  Accrued  Certificate  Interest
               thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date,  except  as provided below;

(IX)    to the  Holders  of the Class M-3  Certificates,  an amount  equal to the  Subordinate
               Principal   Distribution  Amount  for  such  Class  of  Certificates  for  such
               Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the Class M-3 Certificates;

(X)     to the  Holders  of the Class  B-1  Certificates,  the  Accrued  Certificate  Interest
               thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date,  except  as provided below;

(XI)    to the  Holders  of the Class B-1  Certificates,  an amount  equal to the  Subordinate
               Principal   Distribution  Amount  for  such  Class  of  Certificates  for  such
               Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the Class B-1 Certificates;

(XII)   to the  Holders  of the Class  B-2  Certificates,  the  Accrued  Certificate  Interest
               thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date,  except  as provided below;

(XIII)  to the  Holders  of the Class B-2  Certificates,  an amount  equal to the  Subordinate
               Principal   Distribution  Amount  for  such  Class  of  Certificates  for  such
               Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the Class B-2 Certificates;

(XIV)   to the  Holders  of the  Class  B-3  Certificates,  an  amount  equal  to the  Accrued
               Certificate  Interest  thereon  for such  Distribution  Date,  plus any Accrued
               Certificate  Interest thereon  remaining unpaid from any previous  Distribution
               Date, except as provided below;

(XV)    to the  Holders  of the Class B-3  Certificates,  an amount  equal to the  Subordinate
               Principal   Distribution  Amount  for  such  Class  of  Certificates  for  such
               Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the Class B-3 Certificates;

(XVI)   to the Senior  Certificates,  in the  priority  set forth in  Section  4.02(d) of this
               Series Supplement,  the portion,  if any, of the Available  Distribution Amount remaining after the foregoing distributions,  applied to reduce the Certificate
               Principal Balances of such Senior  Certificates,  but in no event more than the aggregate of the outstanding  Certificate Principal Balances of each such Class
               of  Senior  Certificates,   and  thereafter,   to  each  Class  of  Subordinate
               Certificates  then  outstanding  beginning  with such  Class  with the  Highest
               Priority,  any portion of the Available Distribution Amount remaining after the
               Senior  Certificates  have been  retired,  applied  to reduce  the  Certificate
               Principal  Balance of each such Class of  Subordinate  Certificates,  but in no event  more than the  outstanding  Certificate  Principal  Balance of each such
               Class of Subordinate Certificates; and

(XVII)  to  the  Class  R-I  Certificateholders,   the  balance,  if  any,  of  the  Available
               Distribution Amount.

        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of
Subordinate  Certificates  outstanding on such Distribution Date with the Lowest Priority,  or
in  the  event  the  Subordinate   Certificates   are  no  longer   outstanding,   the  Senior
Certificates,  Accrued  Certificate  Interest  thereon  remaining  unpaid  from  any  previous
Distribution  Date  will be  distributable  only to the  extent  that (1) a  shortfall  in the amounts  available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest  rate  reduction in  connection  with a Servicing  Modification,  or (2) such unpaid Accrued  Certificate  Interest was attributable to interest  shortfalls relating to the failure of the Master  Servicer to make any  required  Advance,  or the  determination  by the
Master Servicer that any proposed  Advance would be a  Nonrecoverable  Advance with respect to the  related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance  Proceeds and
REO Proceeds have not yet been distributed to the Certificateholders.

(D)     Distributions of principal on the Senior  Certificates on each  Distribution Date will be made as follows:

(I)     the Senior Principal  Distribution Amount shall be distributed as follows:  (A) first, to  the  Class  R-I  and  Class  R-II  Certificates,  on a pro  rata  basis  in accordance with their  respective  Certificate  Principal  Balances,  until the
               Certificate  Principal  Balances  thereof  have been  reduced to zero,  and (B)
               second,  to the Class A  Certificates  and the Class X-PO  Component,  on a pro
               rata basis in accordance with their respective  Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero.

(E)     In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the Master Servicer shall deposit such funds into the Custodial  Account pursuant to Section  3.07(b)(iii).  If,  after  taking into account  such  Subsequent  Recoveries,  the amount of a  Realized  Loss is  reduced,  the  amount of such  Subsequent  Recoveries  will be
applied  to  increase  the  Certificate   Principal   Balance  of  the  Class  of  Subordinate
Certificates  with the Highest Priority to which Realized Losses have been allocated,  but not
by  more  than  the  amount  of  Realized  Losses  previously   allocated  to  that  Class  of
Certificates  pursuant to Section  4.05.  The amount of any  remaining  Subsequent  Recoveries will be applied to increase the  Certificate  Principal  Balance of the Class of  Certificates
with the next Lower Priority,  up to the amount of such Realized Losses  previously  allocated to that Class of Certificates  pursuant to Section 4.05. Any remaining  Subsequent  Recoveries will in turn be  applied  to  increase  the  Certificate  Principal  Balance  of the  Class of
Certificates  with  the  next  Lower  Priority  up to  the  amount  of  such  Realized  Losses previously  allocated  to that Class of  Certificates  pursuant  to Section  4.05,  and so on.
Holders  of such  Certificates  will not be  entitled  to any  payment  in  respect of Accrued
Certificate  Interest  on the  amount  of such  increases  for  any  Interest  Accrual  Period preceding the  Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the Certificate  Principal  Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(F)     On any  Distribution  Date, the  Certificates  will be entitled to receive 100% of the prepayments on the Mortgage  Loans that has been fully paid,  which amount shall be allocated, pro rata, between those Certificates based on the aggregate  Certificate  Principal Balance of the  Certificates.  Such  amounts  allocated to the  Certificates  shall be treated as part of the related  Available  Distribution  Amount and  distributed  as part of the  related  Senior
Principal  Distribution  Amount in accordance  with the priorities set forth in 4.02(d) above,
in  reduction  of  such  Certificate   Principal  Balances.   Notwithstanding  the  foregoing,
remaining  Certificates  will not be entitled to receive  prepayments  on the  Mortgage  Loans that has been fully paid if the following two conditions are  satisfied:  (1) the  Subordinate
Percentage  for  such  Distribution  Date,  weighted  on the  basis  of the  Stated  Principal
Balances of the  Mortgage  Loans,  is at least two times the  weighted  average of the initial
Subordinate  Percentage,  calculated on that basis and (2) the outstanding  principal  balance of the Mortgage  Loans  delinquent  60 days or more  averaged  over the last six months,  as a percentage  of  the  aggregate  outstanding  Certificate  Principal  Balance  of the  Class  M
Certificates and Class B Certificates, is less than 50%.

(G)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage  firm  (a  "brokerage  firm")  for  which  it  acts  as  agent.  Each brokerage firm shall be responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the  Company  or the  Master
Servicer shall have any responsibility therefor

(H)     Except as  otherwise  provided in Section 9.01 of the  Standard  Terms,  if the Master
Servicer  anticipates  that a final  distribution  with  respect to any Class of  Certificates will be made on a future  Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  Distribution  Date, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such  final  distribution,  distribute,  or cause to be  distributed,  to each  Holder of such
Class of  Certificates  a notice to the effect  that:  (i) the  Trustee  anticipates  that the final  distribution  with  respect  to  such  Class  of  Certificates  will  be  made  on such
Distribution  Date but only  upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the related Interest  Accrual Period.  In the event that  Certificateholders  required to surrender their  Certificates  pursuant to Section
9.01(c) herein do not surrender their Certificates for final  cancellation,  the Trustee shall cause  funds  distributable  with  respect  to such  Certificates  to be  withdrawn  from  the
Certificate  Account and credited to a separate  non-interest  bearing  escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

(I)     On each Distribution  Date, all amounts collected  representing  Prepayment Charges in respect of the Prepayment  Charge Loans received during the related  Prepayment Period will be withdrawn  from the Custodial  Account and  distributed by the Trustee to Holders of the Class
P Certificates  and shall not be available for  distribution to the Holders of any other Class of Certificates.

(J)     On any  Distribution  Date,  the Net Deferred  Interest will be allocated to the Class
X-IO  Component  in an  amount  equal to the  lesser  of (i) Net  Deferred  Interest  for such
Distribution  Date and (ii)  amounts  payable to the  Holders of the Class X-IO  Component  on such  Distribution  Date. On each Distribution  Date,  Adjusted Net Deferred Interest shall be allocated  among  the  Class A,  Class R,  Class M and Class B  Certificates  in an  aggregate amount equal to the excess,  if any, for each such Class of (A) the  interest  accrued  during the Interest  Accrual Period at the Adjusted Net WAC Rate for such Class,  over (B) the amount calculated as accrued  interest during the related  Interest  Accrual Period for such Class at the Adjusted Rate Cap and for such  Distribution  Date. The Certificate  Principal  Balance of
the Class X-PO  Component  will be increased  by an amount equal to the Net Deferred  Interest allocated to the Class X-IO Component for such Distribution Date.

SECTION 4.03.  STATEMENTS TO CERTIFICATEHOLDERS;  STATEMENTS TO THE RATING AGENCIES; EXCHANGE
ACT REPORTING.  (See Section 4.03 of the Standard Terms.)

SECTION 4.04.  DISTRIBUTION  OF REPORTS  TO THE  TRUSTEE  AND THE  COMPANY;  ADVANCES  BY THE
MASTER SERVICER. (See Section 4.04 of the Standard Terms.)

SECTION 4.05.  ALLOCATION OF REALIZED LOSSES.

(A)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized   Losses,   if  any,  that  resulted   from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction,  Deficient  Valuation or REO Disposition that occurred during  the  related  Prepayment  Period  or,  in the case of a  Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the  interest  portion of the Monthly  Payment due in the month in which such  Distribution
Date  occurs.   The  amount  of  each  Realized  Loss  shall  be  evidenced  by  an  Officers'
Certificate.  All Realized Losses on the Mortgage Loans shall be allocated as follows:

        first, to the Class B-3 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

        second, to the Class B-2 Certificates until the Certificate  Principal Balance thereof has been reduced to zero;

        third, to the Class B-1 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

        fourth,  to the  Class  M-3  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

        fifth, to the Class M-2 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

        sixth, to the Class M-1 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

and,  thereafter,  such Realized Losses shall be allocated to the Class A Certificates and the
Class X-PO Component, on a pro rata basis.

        On any  Distribution  Date,  Realized  Losses will be  allocated  as set forth  herein before distributions of principal on the Certificates as set forth herein.

        As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of  Certificates on the basis of their then outstanding  Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest thereon payable on such Distribution Date (without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a Realized Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to a Class of
Certificates  shall be made by  reducing  the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation  shall be deemed to have occurred on such  Distribution
Date;  provided  that no such  reduction  shall  reduce the  aggregate  Certificate  Principal
Balance of the  Certificates  below the  aggregate  Stated  Principal  Balance of the Mortgage
Loans.  Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Subordinate  Certificates  then  outstanding with the Lowest Priority shall be made by operation of the  definition of  "Certificate  Principal  Balance" and by operation of the  provisions  of Section  4.02(c).  Allocations  of the  interest  portions  of Realized
Losses  (other than any  interest  rate  reduction  resulting  from a Servicing  Modification)
shall be made in  proportion  to the amount of Accrued  Certificate  Interest and by operation of the  definition of "Accrued  Certificate  Interest"  and by operation of the  provisions of
Section  4.02(c).  Allocations  of the interest  portion of a Realized Loss  resulting from an interest  rate  reduction  in  connection  with a  Servicing  Modification  shall  be  made by operation of the  provisions  of Section  4.02(c).  Allocations  of the  principal  portion of
Debt  Service  Reductions  shall be made by operation of the  provisions  of Section  4.02(c).
All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the  Certificates  of such Class in proportion to the Percentage  Interests evidenced thereby.

(B)     Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Class A, Class M or Class B  Certificates  on any  Distribution  Date shall be made by reducing the  Certificate  Principal  Balance  thereof by the amount so  allocated, which  allocation  shall be deemed  to have  occurred  on such  Distribution  Date,  until the
Certificate  Principal  Balance  thereof  has been  reduced  to zero;  provided,  that no such reduction shall reduce the aggregate  Certificate  Principal Balance of the Certificates below the aggregate  Stated  Principal  Balance of the Mortgage  Loans.  Allocations of the interest portions  of  Realized  Losses  (other  than any  interest  rate  reduction  resulting  from a
Servicing  Modification)  to any  Class  of Class A,  Class M or Class B  Certificates  on any
Distribution  Date  shall be made by  operation  of the  definition  of  "Accrued  Certificate
Interest" for each Class for such  Distribution  Date.  Allocations of the interest portion of a Realized  Loss  resulting  from an interest rate  reduction in  connection  with a Servicing
Modification  shall be made by  operation  of the  priority of payment  provisions  of Section
4.02(c).  All  Realized  Losses  and all other  losses  allocated  to a Class of  Certificates hereunder  will be  allocated  among  the  Certificates  of such  Class in  proportion  to the
Percentage Interests evidenced thereby.

(C)     Realized  Losses shall be allocated  among the REMIC I Regular  Interests  pursuant to the definition of REMIC I Realized Losses.

SECTION 4.06.  REPORTS OF  FORECLOSURES  AND ABANDONMENT OF MORTGAGED  PROPERTY.  (See Section
4.06 of the Standard Terms.)

SECTION 4.07.  OPTIONAL  PURCHASE  OF  DEFAULTED  MORTGAGE  LOANS.  (See  Section  4.07 of the
Standard Terms.)

SECTION 4.08.  SURETY BOND.  (See Section 4.08 of the Standard Terms.)

SECTION 4.09.  [RESERVED].

SECTION 4.10.  [RESERVED].

SECTION 4.11.  LIMITED MORTGAGE LOAN REPURCHASE RIGHT.

        The Limited  Repurchase  Right Holder will have the option at any time to purchase any of the  Mortgage  Loans  from the  Trustee  at the  Purchase  Price,  up to a maximum  of five
Mortgage  Loans.  In the event that this option is exercised as to any five Mortgage  Loans in the aggregate,  this option will thereupon  terminate.  If at any time the Limited  Repurchase
Right Holder makes a payment to the  Certificate  Account  covering the amount of the Purchase
Price for such a Mortgage  Loan,  and the  Limited  Repurchase  Right  Holder  provides to the
Trustee  a  certification  signed  by a  Servicing  Officer  stating  that the  amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the assignment  of such  Mortgage  Loan at the  request of the  Limited  Repurchase  Right  Holder without  recourse to the  Limited  Repurchase  Right  Holder  which  shall  succeed to all the
Trustee's  right,  title and  interest in and to such  Mortgage  Loan,  and all  security  and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Limited  Repurchase  Right Holder will  thereupon  own such  Mortgage,  and all such  security  and  documents,  free  of  any  further  obligation  to  the  Trustee  or  the
Certificateholders  with respect  thereto.  Any tax on "prohibited  transactions"  (as defined in Section  860F(a)(2)  of the Code) imposed on any REMIC  resulting  from the exercise of the optional repurchase in this Section 4.11 shall in no event be payable by the Trustee.

SECTION 4.12.  DERIVATIVE CONTRACTS.

(A)     The Trustee shall, at the written  direction of the Master Servicer,  on behalf of the
Trust  Fund,  enter  into  Derivative  Contracts,  solely  for the  benefit  of the  Class B-3
Certificates.  Any such Derivative  Contract shall constitute a fully prepaid  agreement.  The
Master  Servicer shall  determine,  in its sole  discretion,  whether any Derivative  Contract conforms to the  requirements  of clauses (b) and (c) of this Section  4.12.  Any  acquisition of a Derivative  Contract shall be accompanied by an appropriate  amendment to this Agreement, including  an Opinion of  Counsel,  as  provided  in Section  11.01,  and the  consent of each holder of a Class A, Class M or Class B Certificates  to the  acquisition  of such  Derivative
Contract.  All  collections,   proceeds  and  other  amounts  in  respect  of  the  Derivative
Contracts  payable  by the  Derivative  Counterparty  shall be  distributed  to the  Class B-3
Certificates on the Distribution  Date following  receipt thereof by the Trustee.  In no event shall such an instrument  constitute a part of any REMIC created  hereunder.  In addition,  in the event any such  instrument  is  deposited,  the Trust  Fund  shall be deemed to be divided into two separate and discrete  sub-trusts.  The assets of one such  sub-trust  shall  consist of all the assets of the Trust Fund  other  than such  instrument  and the assets of the other sub-trust shall consist solely of such instrument.

(B)     Any  Derivative  Contract that provides for any payment  obligation on the part of the
Trust  Fund must (i) be  without  recourse  to the assets of the Trust  Fund,  (ii)  contain a non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the  Derivative  Counterparty  on any day under such  Derivative  Contract  solely to funds available  therefor in the  Certificate  Account to make  payments to the Holders of the Class
B-3 Certificates on such Distribution Date.

(C)     Each  Derivative  Contract  must (i) provide for the direct  payment of any amounts by the Derivative  Counterparty  thereunder to the Certificate  Account at least one Business Day prior to the  related  Distribution  Date,  (ii)  contain  an  assignment  of all of the Trust
Fund's rights (but none of its obligations)  under such Derivative  Contract to the Trustee on behalf the Class B-3  Certificates  and shall  include an  express  consent of the  Derivative
Counterparty  to such  assignment,  (iii)  provide that in the event of the  occurrence  of an
Event of Default,  such  Derivative  Contract shall terminate upon the direction of a majority
Percentage  Interest  of  the  Class  B-3  Certificates,  and  (iv)  prohibit  the  Derivative
Counterparty  from  "setting-off"  or "netting"  other  obligations  of the Trust Fund and its
Affiliates against such Derivative Counterparty's payment obligations thereunder.

ARTICLE V

                                       THE CERTIFICATES

SECTION 5.01.  THE CERTIFICATES.  (See Section 5.01 of the Standard Terms.)

SECTION 5.02.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(A)     (See Section 5.02(a) of the Standard Terms.)

(B)     (See Section 5.02(b) of the Standard Terms.)

(C)     (See Section 5.02(c) of the Standard Terms.)

(D)     No transfer,  sale,  pledge or other  disposition  of a Class B Certificate or Class P
Certificate  that is a  Definitive  Certificate  shall be made  unless  such  transfer,  sale, pledge or other  disposition is exempt from the  registration  requirements  of the Securities
Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance with said Act and laws.  Except with respect to (i) the transfer of a Class B  Certificate  or
Class P  Certificate  by the Company to an Affiliate of the Company or the transfer of a Class
B  Certificate  or Class P  Certificate  from the Company or an Affiliate of the Company to an owner trust or other entity  established  by the Company  (including to the Trustee,  as a NIM
Trustee),  or (ii) a transfer of a Class B  Certificate  or Class P  Certificate  from the NIM
Trustee to the  Company or an  Affiliate  of the  Company,  in the event that a transfer  of a
Class B  Certificate  or Class P  Certificate  is to be made,  either (I)(A) the Trustee shall require a written Opinion of Counsel  acceptable to and in form and substance  satisfactory to the  Trustee  and the  Company  that  such  transfer  may be made  pursuant  to an  exemption, describing  the  applicable  exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the  Company  or the Master  Servicer  or any  Affiliate  thereof,  the  Company or the Master
Servicer  shall  provide such  Opinion of Counsel at their own  expense);  provided  that such
Opinion of Counsel will not be required in  connection  with the initial  transfer of any such
Certificate  by the Company or any  Affiliate  thereof to the Company or an  Affiliate  of the
Company and (B) the Trustee shall require the transferee to execute a  representation  letter, substantially  in the form of Exhibit H to the Standard  Terms,  and the Trustee shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit I to the Standard Terms,  each acceptable to and in form and substance  satisfactory to the Company and the  Trustee  certifying  to the  Company  and the  Trustee  the  facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee,  the Company or the Master  Servicer;  provided,  however,  that such  representation  letters  will not be required  in  connection  with any  transfer  of any such  Certificate  by the  Company or any
Affiliate  thereof to the Company or an  Affiliate of the  Company,  and the Trustee  shall be entitled to conclusively rely upon a representation  (which,  upon the request of the Trustee, shall be a written  representation)  from the Company,  of the status of such transferee as an
Affiliate of the Company or (II) the  prospective  transferee of such a  Certificate  shall be required  to provide the  Trustee,  the Company  and the Master  Servicer  with an  investment letter  substantially  in the form of Exhibit J attached to the Standard  Terms (or such other form as the Company in its sole discretion deems  acceptable),  which investment  letter shall not be an expense of the Trustee,  the Company or the Master  Servicer,  and which  investment letter states that,  among other things,  such  transferee  (A) is a "qualified  institutional buyer" as defined  under  Rule 144A,  acting  for its own  account  or the  accounts  of other
"qualified  institutional  buyers"  as  defined  under  Rule  144A and (B) is  aware  that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the  Securities Act of 1933, as amended,  provided by Rule 144A.  With respect to any transfer of an  interest  in a Global  Offered  Certificate  from a Holder of an  interest  in a Global
Offered  Certificate,  the  requirements  of  (I)(A)  and (B)  above  shall  not apply and any transferee of a Rule 144A Global Offered  Certificate  will be deemed to have  represented and warranted  as to the  matters set forth in Exhibit J attached  to the  Standard  Terms and any transferee of a Temporary  Regulation S Global Offered  Certificate or Permanent  Regulation S
Global  Offered  Certificate  will be  deemed  to have  represented  and  warranted  as to the matters  set  forth in  Exhibit  Twelve  of this  Series  Supplement.  The  Holder of any such
Certificate  desiring to effect any such transfer,  sale, pledge or other  disposition  shall, and does hereby agree to,  indemnify  the Trustee,  the Company,  the Master  Servicer and the
Certificate  Registrar against any liability that may result if the transfer,  sale, pledge or other  disposition  is not so exempt or is not made in accordance  with such federal and state laws.

(E)                   (i)    In the case of any  Certificate  presented  for  registration  in the name of any  Person,  either  (I) (A) the  Trustee  shall  require  an  Opinion of Counsel acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the Company and the
Master  Servicer  to  the  effect  that  the  purchase  or  holding  of  such  Certificate  is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited transaction  under  Section 406 of the Employee  Retirement  Income  Security Act of 1974,  as
amended  ("ERISA"),  or Section 4975 of the Code (or  comparable  provisions of any subsequent enactments),  and will not subject  the  Trustee,  the  Company or the Master  Servicer to any
obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master  Servicer or (B) the  prospective
Transferee  shall be  required  to provide the  Trustee,  the Company and the Master  Servicer with a  certification  to the effect set forth in paragraph  fifteen of Exhibit G-1, which the
Trustee may rely upon without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish  that such  Transferee or the Person in whose name such  registration  is requested  is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the
Code, or any Person  (including an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition  (each,  a
"Plan  Investor") or (II) in the case of any Global Offered  Certificate,  the Transferee will be deemed to represent that it is not a Plan Investor.

                       (ii)   Any purported  Certificate Owner whose acquisition or holding of any  Certificate (or interest  therein) was effected in violation of the  restrictions in this
Section  5.02(e)  shall  indemnify  and hold  harmless  the Company,  the Trustee,  the Master
Servicer,  any  Subservicer,  the Underwriters and the Trust Fund from and against any and all liabilities,  claims,  costs  or  expenses  incurred  by  such  parties  as a  result  of such acquisition or holding.

(F)     (See Section 5.02(f) of the Standard Terms.)

(G)     Provisions  Regarding Rule 144A and  Regulation S Transfers.  (i) Class B Certificates
or  Class P  Certificates  sold to  "qualified  institutional  buyers"  as  defined  in and in reliance  on Rule  144A  under  the 1933 Act  shall be  represented  by one or more  Rule 144A
Global  Offered  Certificates.  Class B Certificate  or Class P  Certificate  sold in offshore transactions  in  reliance  on  Regulation  S under the  Securities  Act shall be  represented initially by Temporary Regulation S Global Offered Certificates).

                       (ii)   The Temporary  Regulation S Global Offered Certificates shall be exchanged  on the later of (a) 40 days  after the  later of the  Closing  Date (b) the date on which the  requisite  certifications  are due to and  provided  to the  Trustee  (the later of clauses  (a) and  (b),  the  "Exchange  Date")  for  Permanent  Regulation  S  Global  Offered
Certificates.  Regulation S Global Offered  Certificates  shall be issued in registered  form, without  coupons,  and  deposited  upon  the  order of the  Transferor  with  the  Trustee  as custodian  for and  registered  in the name of a nominee of the  Depository  for credit to the account of the depositaries for Euroclear and Clearstream).

                       (iii)  A   Certificate   Owner  holding  an  interest  in  a  Temporary
Regulation S Global Offered  Certificate may receive  payments in respect of the  Certificates on the  Temporary  Regulation  S Global  Offered  Certificate  only  after  the  delivery,  to
Euroclear or  Clearstream,  as the case may be, of a written  certification  substantially  in the form set forth in Exhibit Six,  and upon  delivery by  Euroclear  or  Clearstream,  as the case may be, to the Trustee and  Certificate  Registrar of a certification  or  certifications substantially  in the form set forth in Exhibit  Seven (the  "Clearing  System  Certificate").
The delivery by a Certificate  Owner of the  certification  referred to above shall constitute its irrevocable  instruction to Euroclear or  Clearstream,  as the case may be, to arrange for the  exchange  of the  Certificate  Owner's  interest  in the  Temporary  Regulation  S Global
Offered  Certificate  for a beneficial  interest in the Permanent  Regulation S Global Offered
Certificate after the Exchange Date in accordance with paragraph (iv) below.

                       (iv)   After (i) the Exchange Date and (ii) receipt by the  Certificate
Registrar  of  written  instructions  from  Euroclear  or  Clearstream,  as the  case  may be, directing the  Certificate  Registrar to credit or cause to be credited to either  Euroclear's or  Clearstream's,  as the case may be,  Depository's  account a  beneficial  interest  in the
Permanent  Regulation  S Global  Offered  Certificate  in a principal  amount not greater than that of the  beneficial  interest in the Temporary  Regulation S Global  Offered  Certificate,
the  Certificate  Registrar  shall instruct the  Depository to reduce the principal  amount of the Temporary  Regulation S Global Offered  Certificate  and increase the principal  amount of the  Permanent  Regulation  S Global  Offered  Certificate,  by the  principal  amount  of the beneficial  interest  in the  Temporary  Regulation  S  Global  Offered  Certificate  to be so
transferred,  and to credit or cause to be credited to the account of  Euroclear,  Clearstream or a Person who has an account with the  Depository as the case may be, a beneficial  interest in the  Permanent  Regulation S Global  Offered  Certificate  having a  Certificate  Principal
Balance of the Temporary  Regulation S Global  Offered  Certificate  that was reduced upon the transfer.  Upon return of the entire  principal  amount of the  Temporary  Regulation S Global
Offered  Certificate  to the Trustee in exchange for  beneficial  interests  in the  Permanent
Regulation S Global  Offered  Certificate,  Trustee  shall cancel the  Temporary  Regulation S
Global Offered Certificate by perforation and shall forthwith destroy it.

                       (v)    For  transfer of an interest in a Permanent  Regulation S Global
Offered  Certificate  for an  interest  in the Rule 144A Global  Offered  Certificate,  if the
Certificateholder  of a  beneficial  interest  in a  Permanent  Regulation  S  Global  Offered
Certificate  deposited with the Depository  wishes at any time to exchange its interest in the
Permanent  Regulation  S Global  Offered  Certificate,  or to  transfer  its  interest  in the
Permanent  Regulation S Global  Offered  Certificate  to a Person who wishes to take  delivery thereof  in the  form  of an  interest  in the  Rule  144A  Global  Offered  Certificate,  the
Certificateholder  may,  subject to the rules and procedures of Euroclear or  Clearstream  and the  Depository,  as the  case  may be,  give  directions  for the  Certificate  Registrar  to exchange  or cause the  exchange or transfer  or cause the  transfer  of the  interest  for an equivalent  beneficial interest in the Rule 144A Global Offered  Certificate.  Upon receipt by the Certificate  Registrar of instructions from Euroclear or Clearstream,  from the Depository or from the  Certificateholder,  as the case may be,  directing the  Certificate  Registrar to credit  or cause  to be  credited  a  beneficial  interest  in the Rule  144A  Global  Offered
Certificate  equal to the  Percentage  Interest in the Permanent  Regulation S Global  Offered
Certificate  to  be  exchanged  or  transferred  (such  instructions  to  contain  information regarding the  Depository  Participant  account to be credited  with the  increase,  and, with respect to an  exchange  or transfer  of an  interest  in the  Permanent  Regulation  S Global
Offered Certificate,  information  regarding the Depository  Participant account to be debited with the  decrease),  the  Certificate  Registrar  shall instruct the Depository to reduce the
Permanent  Regulation S Global Offered  Certificate by the aggregate  principal  amount of the beneficial  interest  in the  Permanent  Regulation  S  Global  Offered  Certificate  to be so
exchanged or  transferred,  and the  Certificate  Registrar  shall  instruct  the  Depository, concurrently  with the  reduction,  to increase the  principal  amount of the Rule 144A Global
Offered  Certificate  by  the  aggregate  Certificate  Principal  Balance  of  the  beneficial interest in the  Permanent  Regulation  S Global  Offered  Certificate  to be so  exchanged or transferred,  and to credit or cause to be credited to the account of the Person  specified in the instructions a beneficial  interest in the Rule 144A Global Offered  Certificate  equal to the  reduction  in the  Certificate  Principal  Balance of the  Permanent  Regulation S Global
Offered Certificate.

                       (vi)   For  transfers  of an interest  in the Rule 144A Global  Offered
Certificate  for an interest in a Regulation S Global  Offered  Certificate,  if a Certificate
Owner  holding a beneficial  interest in the Rule 144A Global  Offered  Certificate  wishes at any time to  exchange  its  interest  in the  Rule  144A  Global  Offered  Certificate  for an
interest in a  Regulation  S Global  Offered  Certificate,  or to transfer its interest in the
144A  Book-Entry  Certificate  to a Person who wishes to take delivery  thereof in the form of an interest  in the  Regulation  S Global  Offered  Certificate,  the  Certificateholder  may,
subject to the rules and procedures of the  Depository,  give  directions for the  Certificate
Registrar  to  exchange  or cause  the  exchange  or  transfer  or cause the  transfer  of the
interest  for  an  equivalent   beneficial   interest  in  the  Regulation  S  Global  Offered
Certificate.  Upon  receipt  by  the  Certificate  Registrar  of  (A)  instructions  given  in accordance  with  the  Depository's  procedures  from a  Depository  Participant  or from  the
Certificateholder,  as the case may be,  directing  the  Certificate  Registrar  to  credit or cause to be credited a beneficial  interest in the Regulation S Global Offered  Certificate in an amount equal to the beneficial  interest in the Rule 144A Global Offered  Certificate to be exchanged  or  transferred,  (B) a written  order given in  accordance  with the  Depository's procedures  containing  information regarding the account of the depositaries for Euroclear or
Clearstream  or another  Depository  Participant,  as the case may be, to be credited with the increase and the name of the account and (C)  certificates  in the forms of Exhibits Eight and
Nine,  respectively,  given  by the  proposed  transferee  and the  Certificate  Owner  of the interest,  the  Certificate  Registrar  shall  instruct the Depository to reduce the Rule 144A
Global Offered  Certificate by the aggregate  principal  amount of the beneficial  interest in the  Rule  144A  Global  Offered  Certificate  to be  so  exchanged  or  transferred  and  the
Certificate  Registrar  shall instruct the  Depository,  concurrently  with the reduction,  to increase  the  principal  amount  of  the  Regulation  S  Global  Offered  Certificate  by the
aggregate  Certificate  Principal  Balance of the beneficial  interest in the Rule 144A Global
Offered  Certificate to be so exchanged or transferred,  and to credit or cause to be credited to the  account of the Person  specified  in the  instructions  a  beneficial  interest in the
Regulation S Global Offered  Certificate  equal to the reduction in the Certificate  Principal
Balance of the Rule 144A Global Offered Certificate.

                       (vii)  Notwithstanding  any other  provisions of this Section  5.02(g), the  Underwriter  may  exchange  beneficial  interests  in the  Temporary  Regulation S Global
Offered  Certificates  held by it for interests in the Rule 144A Global  Offered  Certificates only after delivery by the Underwriter of instructions  for the exchange  substantially in the form of Exhibit Ten.  Upon receipt of the  instructions  provided in the  preceding  sentence, the  Certificate  Registrar  shall instruct the  Depository to reduce the principal  amount of the  Temporary  Regulation  S  Global  Offered  Certificate  to be so  transferred  and  shall instruct the  Depository  to increase  the  principal  amount of the Rule 144A Global  Offered
Certificate  and  credit or cause to be  credited  to the  account  of the  placement  agent a beneficial  interest in the Rule 144A Global  Offered  Certificate  having a principal  amount equal to the  amount  by which  the  principal  amount of the  Temporary  Regulation  S Global
Offered  Certificate was reduced upon the transfer  pursuant to the  instructions  provided in the first sentence of this clause (vii).

                       (viii) If a transfer of a Class B  Certificate  or Class P  Certificate which is a Definitive  Certificate is to be made, the Trustee shall require a written  Opinion of  Counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee  and the
Company that such  transfer may be made pursuant to an exemption,  describing  the  applicable exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant  to the
1933 Act,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Trust Fund, the Company or the Master Servicer.

                       (ix)   The  Holder  of a Class B  Certificate  or  Class P  Certificate
desiring to effect any transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify  the  Trustee,  the  Company,  the Master  Servicer  and the  Certificate
Registrar  against  any  liability  that may  result if the  transfer,  sale,  pledge or other disposition  is not so  exempt  or is not  made in  accordance  with  the  provisions  of this
Agreement.

(H)     (See Section 5.02(h) of the Standard Terms.)

(I)     (See Section 5.02(i) of the Standard Terms.).

SECTION 5.03.  MUTILATED,  DESTROYED,  LOST OR STOLEN  CERTIFICATES.  (See Section 5.03 of the
Standard Terms.)

SECTION 5.04.  PERSONS DEEMED OWNERS.  (See Section 5.04 of the Standard Terms.)

SECTION 5.05.  APPOINTMENT OF PAYING AGENT.

               The Trustee may appoint a Paying Agent for the purpose of making  distributions to the  Certificateholders  pursuant to Section  4.02.  In the event of any such  appointment, on or prior to each  Distribution  Date the Master  Servicer on behalf of the  Trustee,  shall deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to the  Certificateholders  in the amounts  and in the manner  provided  for in Section  4.02, such sum to be held in trust for the benefit of the Certificateholders.

               The  Trustee  shall  cause  each  Paying  Agent to execute  and  deliver to the
Trustee,  an  instrument  in which such Paying  Agent  shall agree with the Trustee  that such
Paying  Agent  shall  hold all sums held by it for the  payment to the  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled  thereto  until such sums shall be distributed  to such  Certificateholders.  Any sums so held by such Paying Agent shall be held
only  in   Eligible   Accounts  to  the  extent   such  sums  are  not   distributed   to  the
Certificateholders on the date of receipt by such Paying Agent.

SECTION 5.06.  U.S.A. PATRIOT ACT COMPLIANCE.  (See Section 5.06 of the Standard Terms.)

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                            (See Article VI of the Standard Terms)

ARTICLE VII

                                           DEFAULT

                           (See Article VII of the Standard Terms.)

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

SECTION 8.01.  DUTIES OF THE TRUSTEE.

(A)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  which may have  occurred,  undertake  to perform  such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of
Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise such of the rights and powers  vested in each by this  Agreement,  and use the same  degree of care and  skill  in  their  exercise  as a  prudent  investor  would  exercise  or  use  under  the circumstances in the conduct of such investor's own affairs.

(B)     The Trustee  upon  receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee shall notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that the  Trustee,  after so requesting, does not receive satisfactorily corrected documents.

        The Trustee  shall  forward or cause to be forwarded in a timely  fashion the notices, reports and  statements  required to be  forwarded by the Trustee  pursuant to Sections  4.03,
4.06,  7.03 and 9.01.  The Trustee  shall furnish in a timely  fashion to the Master  Servicer such  information  as the Master  Servicer  may  reasonably  request from time to time for the
Master  Servicer to fulfill  its duties set forth in this  Agreement.  The  Trustee  covenants and agrees that it shall  perform its  respective  obligations  hereunder in a manner so as to maintain  the status of any  portion of any REMIC  formed  under the  Series  Supplement  as a
REMIC under the REMIC  Provisions and (subject to Section  10.01(f)) to prevent the imposition of any federal, state or local income,  prohibited  transaction,  contribution or other tax on the Trust  Fund to the  extent  that  maintaining  such  status  and  avoiding  such taxes are reasonably  within the  control of the Trustee  and are  reasonably  within the scope of their respective duties under this Agreement.

(C)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(I)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and  obligations of the  Trustee  shall be  determined  solely by the  express  provisions  of this
               Agreement,  the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations shall be read into this Agreement against the
               Trustee  and,  in the  absence  of bad  faith on the part of the  Trustee,  the
               Trustee  may  conclusively  rely,  as to the  truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon  any  certificates  or opinions  furnished  to the Trustee by the Company or the Master  Servicer  and
               which on their face, do not contradict the requirements of this Agreement;

(II)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a Responsible  Officer or  Responsible  Officers of the Trustee unless it  shall  be  proved  that the  Trustee  was  negligent  in  ascertaining  the pertinent facts;

(III)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance  with the direction of
               Certificateholders  of any Class holding  Certificates  which  evidence,  as to such Class,  Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any  proceeding for any remedy  available to the
               Trustee,  or exercising any trust or power  conferred  upon the Trustee,  under this Agreement;

(IV)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified  in clauses (i) and (ii) of Section 7.01 or an Event of  Default  under  clauses  (iii),  (iv) and (v) of  Section  7.01 unless a  Responsible  Officer of the  Trustee  assigned  to and working in the
               Corporate  Trust Office  obtains  actual  knowledge of such failure or event or the Trustee  receives  written notice of such failure or event at its Corporate
               Trust Office from the Master  Servicer,  the Company or any  Certificateholder;
               and

(V)     Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require  the  Trustee  to  expend  or risk its own  funds  (including,  without limitation,  the  making  of any  Advance)  or  otherwise  incur  any  personal financial  liability  in  the  performance  of any of  its  duties  as  Trustee hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee shall  have  reasonable  grounds  for  believing  that  repayment  of  funds or adequate  indemnity against such risk or liability is not reasonably assured to
               it.

(D)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section  860G(d) of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

SECTION 8.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE.

(A)     Except as otherwise provided in Section 8.01:

(I)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon any  resolution,  Officers'  Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(II)    The  Trustee  may consult  with  counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection  in  respect  of any  action  taken or suffered or omitted by it hereunder in good faith and in  accordance  with such
               Opinion of Counsel;

(III)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested  in it by  this  Agreement  or  to  institute,  conduct  or  defend  any litigation  hereunder or in relation hereto at the request,  order or direction
               of  any  of  the  Certificateholders,   pursuant  to  the  provisions  of  this
               Agreement,  unless such  Certificateholders  shall have  offered to the Trustee reasonable  security or indemnity  against the costs,  expenses and liabilities which may be  incurred  therein or thereby;  nothing  contained  herein  shall, however,  relieve  the Trustee of the  obligation,  upon the  occurrence  of an
               Event of Default (which has not been cured or waived),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(IV)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in  good  faith  and  believed  by it to  be  authorized  or  within  the discretion or rights or powers conferred upon it by this Agreement;

(V)     Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing or waiver of all Events of Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the  facts or  matters  stated in any
               resolution,   certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent,  order,  approval,  bond or other paper or document,  unless requested  in  writing  so  to do by  Holders  of  Certificates  of  any  Class
               evidencing,  as to such Class, Percentage Interests,  aggregating not less than
               50%;  provided,  however,  that if the payment within a reasonable  time to the
               Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the  making  of such  investigation  is, in the  opinion  of the  Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The  reasonable  expense of every such examination shall be paid by the Master Servicer,  if an Event of
               Default  shall  have  occurred  and  is   continuing,   and  otherwise  by  the
               Certificateholder requesting the investigation;

(VI)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder either directly or by or through agents or attorneys; and

(VII)   To the extent  authorized under the Code and the regulations  promulgated  thereunder,
               each  Holder  of  a  Class  R  Certificate  hereby  irrevocably   appoints  and
               authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any
               Tax  Returns  required  to be filed on behalf of the Trust  Fund.  The  Trustee shall sign on behalf of the Trust Fund and deliver to the Master  Servicer in a timely manner any Tax Returns  prepared by or on behalf of the Master  Servicer that the  Trustee is  required  to sign as  determined  by the Master  Servicer pursuant to  applicable  federal,  state or local tax laws,  provided  that the
               Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(B)     Following  the  issuance  of the  Certificates,  the  Trustee  shall  not  accept  any contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have obtained or been  furnished  with an Opinion of Counsel to the effect  that such  contribution will not (i) cause any  portion of any REMIC  formed  under the Series  Supplement  to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust
Fund to be  subject  to any  federal  tax as a  result  of such  contribution  (including  the imposition of any federal tax on "prohibited  transactions"  imposed under Section  860F(a) of the Code).

SECTION 8.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements  of the  Company or the Master  Servicer  as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or  application  by the Company or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Company or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        In  addition,  notwithstanding  anything to the  contrary  contained  herein or in the
Custodial  Agreement,  in no event  shall the  Trustee  have any  liability  in respect of any actions or omissions of the Custodian herein or pursuant to the Custodial Agreement

SECTION 8.04.  TRUSTEE MAY OWN CERTIFICATES.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.  MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION.

(A)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee and any  co-trustee in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an office  or agency  pursuant  to  Section  8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(B)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct on the Trustee's  part,  arising out of, or in connection  with, the acceptance and administration  of the Trust Fund,  including  the costs and  expenses  (including  reasonable legal  fees and  expenses)  of  defending  itself  against  any claim in  connection  with the exercise or performance of any of their  respective  powers or duties under this Agreement and the  Custodial  Agreement,  and the Master  Servicer  further  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense  arising out of, or in  connection  with,  the  provisions  set forth in the  second  paragraph  of Section
2.01(c)  hereof,   including,   without  limitation,   all  costs,  liabilities  and  expenses
(including  reasonable legal fees and expenses) of investigating  and defending itself against any claim,  action or proceeding,  pending or  threatened,  relating to the provisions of this paragraph, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably withheld.

           No  termination  of this  Agreement  shall  affect  the  obligations  of the Master
Servicer  created by this Section  8.05(b) to indemnify the Trustee under the  conditions  and to the extent set forth herein.

           Notwithstanding  the  foregoing,   the  indemnification   provided  by  the  Master
Servicer  in this  Section  8.05(b)  shall not be  available  (A) for any loss,  liability  or expense of the Trustee  including  the costs and  expenses  of  defending  itself  against any claim  incurred in  connection  with any actions  taken by the Trustee at the direction of the
Certificateholders  pursuant  to the  terms of this  Agreement  or (B) where  the  Trustee  is required to indemnify the Master Servicer pursuant to Section 12.05(a).

SECTION 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

        The  Trustee  hereunder  shall at all times be a  corporation  or a  national  banking association  having its  principal  office in a state and city  acceptable  to the Company and organized  and doing  business  under the laws of such state or the United  States of America, authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national banking  association  publishes  reports of condition  at  least  annually,  pursuant  to  law  or to the  requirements  of the  aforesaid supervising  or  examining  authority,  then for the  purposes of this  Section  the  combined capital  and  surplus  of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

SECTION 8.07.  RESIGNATION AND REMOVAL OF THE TRUSTEE.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice  thereof to the Company.  Upon receiving such notice of  resignation, the Company shall promptly appoint a successor  trustee by written  instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee  shall have been so appointed  and have accepted appointment  within 30 days  after the giving of such  notice of  resignation,  the  resigning
Trustee may petition any court of competent  jurisdiction  for the  appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of Section 8.06 and shall fail to resign  after  written  request  therefor by the
Company,  or if at any  time  the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Company  may remove the Trustee and  appoint a  successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Company  determines  that
the   Trustee   has   failed  (i)  to   distribute   or  cause  to  be   distributed   to  the
Certificateholders  any amount  required to be distributed  hereunder,  if such amount is held by the  Trustee or its Paying  Agent  (other  than the Master  Servicer  or the  Company)  for distribution  or (ii) to  otherwise  observe  or perform in any  material  respect  any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue  unremedied for a period of 5 days (in  respect  of clause  (i)  above) or 30 days (in  respect  of clause
(ii) above  other than any  failure to comply  with the  provisions  of Article  XII, in which case no notice or grace period shall be  applicable)  after the date on which  written  notice of such  failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Company,  then the Company  may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Company shall, on or before the date on which any such appointment  becomes  effective,  obtain from each Rating
Agency  written  confirmation  that the  appointment  of any such  successor  trustee will not result in the  reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete  set of which  instruments  shall be  delivered to the Company,  one complete set to the Trustee so removed and one complete set to the successors so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this Section shall become  effective  upon  acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08.  SUCCESSOR TRUSTEE.

(a)     Any  successor   trustee   appointed  as  provided  in  Section  8.07  shall  execute, acknowledge  and  deliver  to the  Company  and  to  its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like  effect  as if  originally  named as  trustee.  The  predecessor  trustee  shall deliver to the successor  trustee all  Custodial  Files and related  documents and  statements held by it hereunder  (other than any Custodial  Files at the time held by a Custodian,  which shall  become the agent of any  successor  trustee  hereunder),  and the  Company,  the Master
Servicer,  predecessor  trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for more fully and certainly  vesting and  confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment  as provided in this Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Company shall mail notice of the  succession  of such trustee  hereunder to all Holders of
Certificates  at their addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 8.09.  MERGER OR CONSOLIDATION OF TRUSTEE.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the Trustee,  shall be the  successor of the Trustee,  as  applicable,  hereunder, provided  such  corporation  or  national  banking  association  shall be  eligible  under the provisions  of Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.
The Trustee shall mail notice of any such merger or  consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

SECTION 8.10.  APPOINTMENT  OF  CO-TRUSTEE  OR  SEPARATE  TRUSTEE.  (See  Section  8.10 of the
Standard Terms).

SECTION 8.11.  APPOINTMENT OF CUSTODIANS.  (See Section 8.11 of the Standard Terms.)

SECTION 8.12.  APPOINTMENT OF OFFICE OR AGENCY.  (See Section 8.12 of the Standard Terms).

SECTION 8.13.  [RESERVED].

SECTION 1.01.

ARTICLE IX

                                         TERMINATION

SECTION 9.01.  OPTIONAL  PURCHASE BY THE MASTER  SERVICER OF ALL  CERTIFICATES;  TERMINATION
UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

(A)     Subject to Section  9.02,  the  respective  obligations  and  responsibilities  of the
Company,  the Master  Servicer and the Trustee  created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the  obligation  of the Company to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(I)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto)  of the  last  Mortgage  Loan  remaining  in  the  Trust  Fund  or the disposition  of all  property  acquired  upon  foreclosure  or  deed in lieu of foreclosure of any Mortgage Loan, or

(II)    the purchase by the Master  Servicer of all Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan  remaining in the Trust Fund at a price equal to 100% of the unpaid principal  balance of each Mortgage Loan or, if less than such unpaid principal balance,  the fair market value of the related underlying property  of such  Mortgage  Loan with  respect to  Mortgage  Loans as to which title has been  acquired  if such fair  market  value is less than such  unpaid principal balance (net of any unreimbursed  Advances attributable to principal)
               on the day of  repurchase  plus  accrued  interest  thereon at the Net Mortgage
               Rate  (or  Modified  Net  Mortgage  Rate in the case of any  Modified  Mortgage
               Loan),  to,  but not  including,  the  first  day of the  month in  which  such repurchase price is distributed,  provided, however, that in no event shall the trust created hereby  continue beyond the expiration of 21 years from the death of the  last  survivor  of the  descendants  of  Joseph  P.  Kennedy,  the late ambassador of the United  States to the Court of St. James,  living on the date hereof and provided  further  that the purchase  price set forth above shall be increased as is  necessary,  as  determined  by the Master  Servicer,  to avoid
               disqualification   of  any  portion  of  any  REMIC  formed  under  the  Series
               Supplement as a REMIC.  The purchase  price paid by the Master  Servicer  shall also  include  any amounts  owed by  Residential  Funding  pursuant to the last paragraph  of  Section  4  of  the  Assignment  Agreement  in  respect  of  any liability,  penalty or expense that  resulted  from a breach of the  Compliance
               With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the  Master  Servicer  to  purchase  all the  assets  of the  Trust  Fund pursuant to clause (ii) above is  conditioned  upon the Pool  Stated  Principal  Balance as of the Final  Distribution  Date,  after to giving  effect  to  distributions  to be made on such
Distribution  Date,  being less than ten percent of the Cut-off Date Principal  Balance of the
Mortgage Loans.

        If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore made by it with  respect  to the  Mortgage  Loans.  In  addition,  the Master  Servicer  shall provide to the Trustee  the  certification  required  by Section  3.15 and the Trustee and any
Custodian  shall,  promptly  following  payment of the purchase  price,  release to the Master
Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on which the Pool  Stated
Principal  Balance,  prior to giving effect to distributions  to be made on such  Distribution
Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage  Loans,
the Master  Servicer  shall have the right,  at its option,  to purchase the  Certificates  in whole, but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such  Certificates  plus the sum of  Accrued  Certificate  Interest  thereon  for the  related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest.  If the
Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master
Servicer will promptly  terminate the  respective  obligations  and  responsibilities  created hereby in respect of the Certificates pursuant to this Article IX.

(B)     The Master  Servicer  shall give the Trustee not less than 40 days prior notice of the
Distribution  Date on which (1) the Master Servicer  anticipates  that the final  distribution will be made to  Certificateholders  as a result of the exercise by the Master Servicer of its right to purchase  the Mortgage  Loans or on which (2) the Master  Servicer  anticipates  that the  Certificates  will be  purchased  as a result of the  exercise by the Master  Servicer to
purchase  the   outstanding   Certificates.   Notice  of  any   termination,   specifying  the
anticipated  Final  Distribution  Date  (which  shall  be a date  that  would  otherwise  be a
Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the
Trustee  (if so  required  by the terms  hereof)  for  payment of the final  distribution  and cancellation  or  notice of any  purchase  of the  outstanding  Certificates,  specifying  the
Distribution  Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given  promptly  by the Master  Servicer,  or by the  Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the Certificate  Registrar) mailed
(or  distributed  through the  Depository  with respect to any  Book-Entry  Certificates)  not earlier  than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such final distribution specifying:

(I)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and surrender of  Certificates at the office or agency of the Trustee therein  designated where required pursuant to this  Agreement  or, in the case of the  purchase by the Master  Servicer of the outstanding  Certificates,  the Distribution Date on which such purchase is to be made,

(II)    the  amount  of any  such  final  payment,  or in the  case  of  the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(III)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
               applicable,  and in the case of the Senior Certificates,  or in the case of all of the  Certificates  in connection with the exercise by the Master Servicer of its right to purchase  the  Certificates,  that  payment will be made only upon presentation  and surrender of the  Certificates at the office or agency of the
               Trustee therein specified.

        If  the  Master  Servicer  is  obligated  to  give  notice  to  Certificateholders  as aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is exercising its rights to purchase the  outstanding  Certificates,  it shall give such notice to each  Rating  Agency at the time such  notice  is given  to  Certificateholders.  As a result  of the  exercise  by the  Master
Servicer of its right to  purchase  the assets of the Trust Fund,  the Master  Servicer  shall deposit  in the  Certificate  Account,  before  the  Final  Distribution  Date in  immediately available  funds an  amount  equal to the  purchase  price for the  assets of the Trust  Fund, computed as provided  above.  As a result of the exercise by the Master  Servicer of its right to purchase the  outstanding  Certificates,  the Master  Servicer shall deposit in an Eligible
Account,  established  by the Master  Servicer on behalf of the Trustee and separate  from the
Certificate  Account  in the name of the  Trustee in trust for the  registered  holders of the
Certificates,  before the Distribution  Date on which such purchase is to occur in immediately available  funds an amount  equal to the  purchase  price for the  Certificates,  computed  as above  provided,  and  provide  notice  of such  deposit  to the  Trustee.  The  Trustee  will withdraw from such account the amount specified in subsection (c) below.

(C)     In the  case of the  Senior  Certificates,  upon  presentation  and  surrender  of the
Certificates by the  Certificateholders  thereof,  and in the case of the Class M, Class B and
Class  P  Certificates,   upon   presentation   and  surrender  of  the  Certificates  by  the
Certificateholders  thereof in  connection  with the  exercise  by the Master  Servicer of its right to purchase the  Certificates,  and otherwise in accordance  with Section  4.01(a),  the
Trustee shall distribute to the Certificateholders  (i) the amount otherwise  distributable on such  Distribution  Date,  if not  in  connection  with  the  Master  Servicer's  election  to repurchase  the  assets  of the Trust  Fund or the  outstanding  Certificates,  or (ii) if the
Master  Servicer  elected to so  repurchase  the  assets of the Trust Fund or the  outstanding
Certificates,   an  amount   determined   as  follows:   (A)  with  respect  to  the  Class  A
Certificates,  Accrued  Certificate  Interest for the related  Interest Accrual Period thereon and any  previously  unpaid  Accrued  Certificate  Interest  until the  Certificate  Principal
Balance  thereof has been reduced to zero,  (B) with respect to each Class M  Certificate  and
Class B Certificate,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
Certificate  Interest  for the related  Interest  Accrual  Period  thereon and any  previously unpaid  Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a)
and (C) with  respect  to the Class A,  Class M and Class B  Certificates,  the  amount of any
Prepayment  Interest  Shortfalls,  allocated  thereto for such  Distribution Date or remaining unpaid  from  prior  Distribution  Dates  and  accrued  interest  thereon  at  the  applicable
Pass-Through  Rate, on a pro rata basis based on  Prepayment  Interest  Shortfalls,  allocated thereto  for such  Distribution  Date or  remaining  unpaid  from  prior  Distribution  Dates.
Notwithstanding  the  reduction  of  the  Certificate   Principal  Balance  of  any  Class  of
Subordinate  Certificates  to  zero,  such  Class  will be  outstanding  hereunder  until  the termination of the respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee hereunder in accordance with Article IX.

(D)     (See Section 9.01(d) of the Standard Terms)

(E)     (See Section 9.01(e) of the Standard Terms)

SECTION 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.  (See Section 9.02 of the Standard Terms)

SECTION 9.03.  TERMINATION OF MULTIPLE REMICS.  (See Section 9.03 of the Standard Terms)

ARTICLE X

                                       REMIC PROVISIONS

SECTION 10.01. REMIC ADMINISTRATION.  (See Section 10.01 of the Standard Terms.)

SECTION 10.02. MASTER  SERVICER;  REMIC  ADMINISTRATOR  AND  TRUSTEE   INDEMNIFICATION.   (See
Section 10.02 of the Standard Terms.)

SECTION 10.03. DESIGNATION OF REMICS.

        The REMIC  Administrator  will make an election to treat the segregated pool of assets described in the definition of REMIC I (as defined  herein)  (including  the Mortgage  Loans), and subject to this  Agreement,  as a REMIC  (REMIC I) for federal  income tax  purposes.  The
REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the REMIC I Regular Interests as a REMIC (REMIC II) for federal income tax purposes.

        The REMIC I Regular  Interests  will be "regular  interests"  in REMIC I and the Class
R-I  Certificates  will be the sole class of "residual  interests"  in REMIC I for purposes of the REMIC Provisions  under the federal income tax law.

        The REMIC II Regular Interests will be the "regular  interests" in REMIC II, ownership of which will be  represented  by the Class A, Class M, Class B and Class X  Certificates  and
the Class R-II  Certificates  will  represent the sole class of "residual  interests" in REMIC
II  for  purposes  of the  REMIC  Provisions  under  federal  income  tax  law.  The  Class  P
Certificates will not represent an interest in any REMIC.

SECTION 10.04. DISTRIBUTIONS  ON THE REMIC I REGULAR  INTERESTS.  (See Section 4.02(c) of this
Series Supplement.)

SECTION 10.05. COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

        Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any Paying
Agent,  as  applicable,  shall  comply with all federal  withholding  requirements  respecting payments to  Certificateholders,  including  interest or original issue  discount  payments or advances  thereof that the Trustee or any Paying Agent,  as  applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the  event  the  Trustee  or any  Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount  payments or advances  thereof to any  Certificateholder  pursuant  to  federal  withholding  requirements,  the  Trustee or any
Paying Agent,  as  applicable,  shall indicate the amount  withheld to such  Certificateholder pursuant to the terms of such requirements.

SECTION 10.06. [RESERVED].

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

SECTION 11.01. AMENDMENT.

(A)     (See Section 11.01(a) of the Standard Terms)

(B)     (See Section 11.01(b) of the Standard Terms)

(C)     (See Section 11.01(c) of the Standard Terms)

(D)     (See Section 11.01(d) of the Standard Terms)

(E)     (See Section 11.01(e) of the Standard Terms)

(F)     (See Section 11.01(f) of the Standard Terms).

SECTION 11.02. RECORDATION  OF  AGREEMENT;  COUNTERPARTS.  (See Section  11.02 of the Standard
Terms.)

SECTION 11.03. LIMITATION  ON  RIGHTS  OF  CERTIFICATEHOLDERS.   (See  Section  11.03  of  the
Standard Terms.)

SECTION 11.04. GOVERNING LAW.  (See Section 11.04 of the Standard Terms.)

SECTION 11.05. NOTICES.  All demands and  notices  hereunder  shall be in writing and shall be deemed  to have been duly  given if  personally  delivered  at or mailed by  registered  mail, postage  prepaid  (except for  notices to the Trustee  which shall be deemed to have been duly given only when received),  to the appropriate  address for each recipient listed in the table below or, in each case,  such other  address as may  hereafter  be furnished in writing to the
Master Servicer, the Trustee and the Company, as applicable:

------------------------------------- -----------------------------------------------------------
RECIPIENT                             ADDRESS
------------------------------------- -----------------------------------------------------------
------------------------------------- -----------------------------------------------------------
Company                               8400 Normandale Lake Boulevard
                                      Suite 250
                                      Minneapolis, Minnesota  55437
                                      Attention:  President
------------------------------------- -----------------------------------------------------------
------------------------------------- -----------------------------------------------------------
Master Servicer                       2255 N. Ontario Street, Suite 400
                                      Burbank, California 91504-2130
                                      Attention:  Managing Director/Master Servicing
------------------------------------- -----------------------------------------------------------
------------------------------------- -----------------------------------------------------------
Trustee                               Corporate Trust Office
                                      1761 East St. Andrew Place
                                      Santa Ana, California 92705-4934
                                      Attention:  Residential Accredit Loans, Inc. Series
                                      2007-QH8

                                      The Trustee designates its offices located at Deutsche
                                      Bank National Trust Company c/o DB Services Tennessee,
                                      648 Grassmere Park Road, Nashville, TN 37211-3658, Attn:
                                      Transfer Unit, for the purposes of Section 8.12 of the
                                      Standard Terms
------------------------------------- -----------------------------------------------------------
------------------------------------- -----------------------------------------------------------
Moody's Investors Service, Inc.       99 Church Street, 4th Floor
                                      New York, New York 10004
------------------------------------- -----------------------------------------------------------
------------------------------------- -----------------------------------------------------------
Standard & Poor's Ratings Services,   55 Water Street
a division of The McGraw-Hill         41st Floor
Companies, Inc.                       New York, New York 10041
------------------------------------- -----------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the  address  of such  Holder as shown in the  Certificate
Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

SECTION 11.06. REQUIRED  NOTICES TO RATING AGENCY AND  SUBSERVICER.  (See Section 11.06 of the
Standard Terms.)

SECTION 11.07. SEVERABILITY OF PROVISIONS.  (See Section 11.07 of the Standard Terms.)

SECTION 11.08. SUPPLEMENTAL  PROVISIONS  FOR  RESECURITIZATION.  (See  Section  11.08  of  the
Standard Terms.)

SECTION 11.09. ALLOCATION OF VOTING RIGHTS.

        97.0% of all of the Voting  Rights  shall be allocated  among  Holders of the Class A,
Class M and Class B  Certificates,  in proportion  to the  outstanding  Certificate  Principal
Balances  of their  respective  Certificates;  1.0% of all Voting  Rights  shall be  allocated among the Holders of Class X Certificates;  1.0% of all Voting Rights shall be allocated among the Holders of Class P  Certificates;  and 1.0% of all of the Voting Rights shall be allocated to the Holders of each Class of the Class R-I  Certificates  and Class R-II  Certificates;  in
each case to be  allocated  among the  Certificates  of such  Class in  accordance  with their respective Percentage Interests.

SECTION 11.10. NO PETITION.

        The Company,  Master Servicer and the Trustee,  by entering into this  Agreement,  and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against the Trust  Fund,  or join in any  institution  against the
Trust  Fund  of,  any  bankruptcy  proceedings  under  any  United  States  federal  or  state bankruptcy or similar law in connection with any obligation  with respect to the  Certificates or this Agreement.

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

                           (See Article XII of the Standard Terms)

OHS West:260298180.8
        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

                                                  RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                  By: /s/ Heather Anderson
                                                  Name:   Heather Anderson
                                                  Title:  Vice President
Attest: /s/Marguerite Steffes
        Name:  Marguerite Steffes
        Title: Associate

                                                  RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                  By:  /s/Marguerite Steffes
                                                  Name:   Marguerite Steffes
                                                  Title:  Associate
Attest: /s/Heather Anderson
        Name:  Heather Anderson
        Title: Vice President

                                                  DEUTSCHE BANK TRUST COMPANY AMERICAS, as
[Seal]                                            Trustee

                                                  By:  /s/
                                                  Name:
                                                  Title: Authorized Signer

                                                  By: /s/
                                                  Name:
                                                  Title:
Attest: /s/______________
        Name:
        Title: Authorized Signer

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ___th day of September,  2007 before me, a notary public in and for said State, personally  appeared  Heather  Anderson  known  to me to be a Vice  President  of  Residential
Accredit Loans,  Inc., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            /s/
                                                   Notary Public
[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the  ___th  day of  September,  2007  before  me, a notary  public  in and for said
State,  personally  appeared  Marguerite Steffes known to me to be an Associate of Residential
Funding  Company,  LLC, one of the  companies  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said company,  and  acknowledged  to me that such company executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/
                                                   Notary Public
[Notarial Seal]

STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE             )

        On the ___th day of September,  2007 before me, a notary public in and for said State, personally  appeared  __________________  known to me to be an  Authorized  Signer of Deutsche
Bank Trust  Company  Americas,  the New York  banking  corporation  that  executed  the within instrument,  and also known to me to be the person who  executed it on behalf of said New York banking  corporation and  acknowledged to me that such New York banking  corporation  executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/
                                                   Notary Public
[Notarial Seal]

STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE             )

        On the ___th day of September,  2007 before me, a notary public in and for said State, personally  appeared  __________________  known to me to be an  Authorized  Signer of Deutsche
Bank Trust  Company  Americas,  the New York  banking  corporation  that  executed  the within instrument,  and also known to me to be the person who  executed it on behalf of said New York banking  corporation and  acknowledged to me that such New York banking  corporation  executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/
                                                   Notary Public
[Notarial Seal]

                                         EXHIBIT ONE

                                    MORTGAGE LOAN SCHEDULE

                                      (On file with RFC)

                                         EXHIBIT TWO

                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

        (i) the applicable Record Date, Determination Date and Distribution Date, and the
        date on which the applicable interest accrual period commenced;

        (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

        (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the
        Subservicer;

        (iv) the amount of any other fees or expenses paid;

        (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

        (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

        (viii) the aggregate Certificate Principal Balance of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

        (ix)  the aggregate Certificate Principal Balance of each of the Class A, Class M,
        Class B, Class P and Class X Certificates as of the Closing Date.

        (x) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of
        Mortgage Loans at the beginning and end of the related Due Period;

        (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal
        Balances of Mortgage Loans that are in foreclosure;

        (xiv) the aggregate amount of Realized Losses for such Distribution Date;

        (xv) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

        (xvi) any material modifications, extensions or waivers to the terms of the Mortgage
        Loans during the Due Period or that have cumulatively become material over time;

        (xvii) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

        (xviii) the number, stated and aggregate principal balance of any REO Properties;

        (xix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each
        Class of Certificates, after giving effect to the distribution made on such
        Distribution Date;

        (xx) the Pass-Through Rates on each Class of Certificates, the Net WAC Rate, the
        Adjusted Net WAC Rate and the Adjusted Rate Cap for such Distribution Date, separately identifying LIBOR for such Distribution Date;

        (xxi) the related Senior Enhancement Percentage for such Distribution Date; and

               (xxii)  the aggregate amount of any recoveries on previously foreclosed loans.

        In the case of information  furnished  pursuant to clauses (v)(a) and (vi) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's  internet website will initially be located at  www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                 EXHIBIT THREE

                                     STANDARD TERMS OF POOLING AND SERVICING
                                       AGREEMENT DATED AS OF AUGUST 1, 2007

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT

                                            Dated as of August 1, 2007

                                         Residential Accredit Loans, Inc.
                                  Mortgage Asset-Backed Pass-Through Certificates

                                                 TABLE OF CONTENTS

         Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                               Company..........................................................................44

         Section 2.04.     Representations and Warranties of Residential Funding................................46

         Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates
                               Evidencing Interests in REMIC I Certificates.....................................48

         Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                               Acceptance by the Trustee........................................................48

         Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II............................48

         Section 2.08.     Purposes and Powers of the Trust.....................................................48

ARTICLE III           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................................48

         Section 3.01.     Master Servicer to Act as Servicer...................................................48

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement

         Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                               Reporting........................................................................76

         Section 4.04.     Distribution of Reports to the Trustee and  the Company; Advances by the

         Section 6.02.     Merger or Consolidation of the Company or the Master Servicer; Assignment of

         Section 9.01.     Optional Purchase by the Master Servicer of All Certificates; Termination Upon

                                                     EXHIBITS

Exhibit A:                 Form of Class A Certificate
Exhibit A-I:               Form of Class X Certificate
Exhibit B:                 Form of Class M Certificate
Exhibit C:                 Form of Class B Certificate
Exhibit C-I:               Form of Class P Certificate
Exhibit C-II:              Form of Class SB Certificate
Exhibit D:                 Form of Class R Certificate
Exhibit E:                 Form of Seller/Servicer Contract
Exhibit F:                 Forms of Request for Release
Exhibit G-1:               Form of Transfer Affidavit and Agreement
Exhibit G-2:               Form of Transferor Certificate
Exhibit H:                 Form of Investor Representation Letter
Exhibit I:                 Form of Transferor Representation Letter
Exhibit J:                 Form of Rule 144A Investment Representation Letter
Exhibit K:                 Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for
                           a Limited Guaranty
Exhibit L:                 Form of Limited Guaranty
Exhibit M:                 Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:                 Request for Exchange Form
Exhibit O:                 Form of Form 10-K Certification
Exhibit P:                 Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:                 Information to be Provided by the Master Servicer to the Rating Agencies
                           Relating to Reportable Modified Mortgage Loans
Exhibit R:                 Servicing Criteria

         This is the Standard Terms of Pooling and Servicing  Agreement,  dated as of August 1, 2007 (the "Standard
Terms",  and as incorporated by reference into a Series  Supplement  dated as of the Cut-off Date, the "Pooling and
Servicing  Agreement" or "Agreement"),  among RESIDENTIAL  ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns, the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer (together with its permitted successors and assigns,  the "Master Servicer"),  and the trustee named in the applicable Series
Supplement (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The Company intends to sell certain mortgage asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued under the Agreement in multiple  classes,  which in the aggregate  will evidence the entire beneficial ownership interest in the Mortgage Loans.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Termination Date:  As defined in the Series Supplement.

         Accrual Certificates:  As defined in the Series Supplement.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date,  as to any Class or Subclass of
Certificates  (other than any Principal Only  Certificates),  interest  accrued during the related Interest Accrual
Period  at the  related  Pass-Through  Rate  on the  Certificate  Principal  Balance  or  Notional  Amount  thereof immediately  prior to such Distribution  Date.  Accrued  Certificate  Interest will be calculated on the basis of a
360-day  year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate  Interest on any Class or
Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan  Groups,  on the  Mortgage  Loans in the  related  Loan Group (to the extent not offset by the Master  Servicer  with a payment of  Compensating  Interest  as provided in Section
                  4.01),

          (ii)    the interest  portion  (adjusted to the Net Mortgage  Rate (or the Modified Net Mortgage  Rate in
                  the case of a  Modified  Mortgage  Loan)) of  Realized  Losses on all  Mortgage  Loans or, if the
                  Mortgage  Pool is  comprised of two or more Loan  Groups,  on the  Mortgage  Loans in the related
                  Loan Group  (including  Excess  Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy
                  Losses  and  Extraordinary  Losses)  not  allocated  solely to one or more  specific  Classes  of
                  Certificates pursuant to Section 4.05,

          (iii)   the interest  portion of Advances that were (A)  previously  made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage  Pool is comprised of two or more Loan
                  Groups, on the Mortgage Loans in the related Loan Group,  which remained  unreimbursed  following the Cash  Liquidation or REO  Disposition of such Mortgage Loan or REO Property and (B) made with respect to  delinquencies  that were  ultimately  determined to be Excess  Special Hazard Losses,
                  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

         (iv)     any  other  interest  shortfalls  not  covered  by the  subordination  provided  by the  Class  M
                  Certificates  and Class B  Certificates,  including  interest  that is not  collectible  from the
                  Mortgagor  pursuant  to the  Servicemembers  Civil  Relief Act of 1940,  as  amended,  or similar legislation or regulations as in effect from time to time,

with all such reductions  allocated (A) among all of the Certificates in proportion to their respective  amounts of
Accrued  Certificate  Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is  comprised  of two or more Loan Groups,  the related  Senior  Percentage  of such  reductions  among the related
Senior  Certificates  in proportion to the amounts of Accrued  Certificate  Interest  payable from the related Loan
Group on such Distribution Date absent such reductions,  with the remainder of such reductions  allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their  respective  amounts of Accrued
Certificate  Interest  payable on such  Distribution  Date absent such  reductions.  In addition to that portion of the reductions  described in the preceding  sentence that are allocated to any Class of Class B Certificates or any
Class of Class M  Certificates,  Accrued  Certificate  Interest on such Class of Class B Certificates or such Class of Class M  Certificates  will be reduced by the interest  portion  (adjusted to the Net Mortgage Rate) of Realized
Losses  that are  allocated  solely to such Class of Class B  Certificates  or such  Class of Class M  Certificates pursuant to Section 4.05.

         Addendum and Assignment Agreement:  The Addendum and Assignment  Agreement,  dated as of January 31, 1995, between MLCC and the Master Servicer.

         Additional  Collateral:  Any of the following  held,  in addition to the related  Mortgaged  Property,  as security for a Mortgage Loan: (i) all money,  securities,  security  entitlements,  accounts,  general intangibles, payment rights,  instruments,  documents,  deposit  accounts,  certificates of deposit,  commodities  contracts and other  investment  property and other property of whatever kind or description  now existing or hereafter  acquired which is pledged as security for the repayment of such Mortgage  Loan,  (ii)  third-party  guarantees,  and (A) all money, securities, security entitlements,  accounts, general intangibles,  payment rights, instruments,  documents, deposit accounts,  certificates of deposit,  commodities contracts and other investment property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  which is pledged as  collateral  for such guarantee  or (B) any  mortgaged  property  securing  the  performance  of such  guarantee,  or  (iii)  such  other collateral as may be set forth in the Series Supplement.

         Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Advance Facility: As defined in Section 3.22.

         Advance Facility Notice: As defined in Section 3.22.

         Advance Facility Trustee: As defined in Section 3.22.

         Advancing Person: As defined in Section 3.22.

         Advance Reimbursement Amounts: As defined in Section 3.22.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such first  Person.  For the  purposes of this  definition,  "control"  means the power to direct the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         Amount Held for Future  Distribution:  As to any Distribution  Date and, with respect to any Mortgage Pool that is  comprised  of two or more Loan Groups,  each Loan Group,  the total of the amounts  held in the  Custodial
Account at the close of  business  on the  preceding  Determination  Date on account of (i)  Liquidation  Proceeds,
Subsequent  Recoveries,  Insurance Proceeds,  Curtailments,  Mortgage Loan purchases made pursuant to Section 2.02,
2.03,  2.04 or 4.07 and Mortgage Loan  substitutions  made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution  Date (other than such  Liquidation  Proceeds,  Insurance  Proceeds  and  purchases  of
Mortgage  Loans that the Master  Servicer has deemed to have been  received in the  preceding  month in  accordance with Section  3.07(b)),  and  Principal  Prepayments  in Full made after the related  Prepayment  Period,  and (ii)
payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the related Due Date.

         Appraised  Value:  As to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged
Property  based upon the appraisal made at the time of the  origination of the related  Mortgage Loan, and (ii) the sales price of the  Mortgaged  Property  at such time of  origination,  except in the case of a Mortgaged  Property securing a refinanced or modified  Mortgage Loan as to which it is either the appraised value  determined  above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assigned  Contracts:  With respect to any Pledged Asset Loan:  the Credit Support  Pledge  Agreement;  the
Funding and Pledge Agreement,  among GMAC Mortgage,  LLC, National Financial Services Corporation and the Mortgagor
or other person pledging the related Pledged Assets; the Additional  Collateral  Agreement,  between GMAC Mortgage,
LLC and the Mortgagor or other person pledging the related  Pledged  Assets;  or such other contracts as may be set forth in the Series Supplement.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia  Mortgage Loan, the agreement between the consumer and the co-owner  pursuant to which all of the co-owner's  interest as a beneficiary under the related Sharia  Mortgage Loan Security  Instrument and the co-owner's  interest in the related  Mortgaged
Property  is  conveyed  to a  subsequent  owner,  which  may  take  the form of an  "Assignment  Agreement"  and an
"Amendment  of  Security  Instrument"  or an  "Assignment  Agreement  and  Amendment  of Security  Instrument",  as
applicable.

         Assignment  of  Proprietary  Lease:  With respect to a  Cooperative  Loan,  the  assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  As to any  Distribution  Date and,  with  respect to any  Mortgage  Pool comprised of two or more Loan Groups,  each Loan Group,  an amount equal to (a) the sum of (i) the amount  relating to the  Mortgage  Loans on  deposit  in the  Custodial  Account  as of the  close of  business  on the  immediately preceding  Determination Date, including any Subsequent Recoveries,  and amounts deposited in the Custodial Account in connection with the  substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the  immediately  preceding  Certificate  Account  Deposit Date,  (iii) any amount  deposited in the Certificate
Account on the related Certificate  Account Deposit Date pursuant to the second paragraph of Section 3.12(a),  (iv)
any amount  deposited in the Certificate  Account pursuant to Section 4.07 or Section 9.01, (v) any amount that the
Master  Servicer is not permitted to withdraw from the Custodial  Account or the  Certificate  Account  pursuant to
Section  3.16(e),  (vi) any  amount  received  by the  Trustee  pursuant  to the  Surety  Bond in  respect  of such
Distribution  Date and (vii) the  proceeds of any Pledged Assets  received by the Master  Servicer,  reduced by (b)
the sum as of the close of business on the immediately  preceding  Determination Date of (w) aggregate  Foreclosure
Profits,  (x) the Amount Held for Future  Distribution,  and (y) amounts  permitted  to be  withdrawn by the Master
Servicer from the Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x),  inclusive,  of
Section  3.10(a).  Such amount shall be determined  separately for each Loan Group.  Additionally,  with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution  Date Compensating  Interest
provided  pursuant to this Section 3.16(e) is less than  Prepayment  Interest  Shortfalls  incurred on the Mortgage
Loans in connection with Principal  Prepayments in Full and  Curtailments  made in the prior calendar  month,  such
Compensating  Interest shall be allocated on such Distribution Date to the Available  Distribution  Amount for each
Loan Group on a pro rata basis in accordance  with the respective  amounts of such Prepayment  Interest  Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy  Loss:  With respect to any Mortgage  Loan,  a Deficient  Valuation or Debt Service  Reduction;
provided,  however,  that neither a Deficient  Valuation nor a Debt Service  Reduction shall be deemed a Bankruptcy
Loss  hereunder so long as the Master  Servicer  has  notified  the Trustee in writing that the Master  Servicer is diligently  pursuing any  remedies  that may exist in  connection  with the  representations  and  warranties  made regarding  the related  Mortgage  Loan and either (A) the related  Mortgage  Loan is not in default  with regard to payments due  thereunder or (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage  Loan are being  advanced  on a current  basis by the Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Book-Entry  Certificate:  Any  Certificate  registered in the name of the  Depository or its nominee,  and designated as such in the Preliminary Statement to the Series Supplement.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of New York,  the State of Michigan,  the State of  California,  the State of Illinois or the State of
Minnesota  (and such other state or states in which the  Custodial  Account or the  Certificate  Account are at the
time located) are required or authorized by law or executive order to be closed.

         Buydown  Funds:  Any  amount  contributed  by the seller of a  Mortgaged  Property,  the  Company or other source in order to enable the Mortgagor to reduce the payments  required to be made from the  Mortgagor's  funds in the early  years of a  Mortgage  Loan.  Buydown  Funds are not part of the Trust  Fund  prior to  deposit  into the
Custodial or Certificate Account.

         Buydown  Mortgage  Loan:  Any  Mortgage  Loan as to which a  specified  amount of  interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

         Calendar  Quarter:  A Calendar  Quarter shall  consist of one of the  following  time periods in any given year:  January 1 through  March 31,  April 1 through  June 30, July 1 through  September  30, and October 1 through
December 31.

         Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date and,  with respect to any
Mortgage Pool comprised of two or more Loan Groups,  each Loan Group, the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of all Mortgage  Loans or, if the  Mortgage  Pool is comprised of two or more Loan Groups,  on the  Mortgage  Loans in the related Loan Group,  during the prior  calendar  month and reimbursed  to the Master  Servicer  or  Subservicer  on or prior to such  Distribution  Date  pursuant  to Section
3.10(a)(vii),  plus the  Capitalization  Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any  prior
Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  With respect to any Distribution Date and, with respect to any  Mortgage  Pool  comprised  of two or more Loan Groups,  each Loan Group,  the amount,  if any, by which the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of all Mortgage  Loans
(or, if the  Mortgage  Pool is comprised  of two or more Loan  Groups,  on the  Mortgage  Loans in the related Loan
Group)  during the  preceding  calendar  month  exceeds  the amount of  principal  payments on the  Mortgage  Loans included in the  Available  Distribution  Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups,
Available Distribution Amount for the related Loan Group) for that Distribution Date.

         Cash  Liquidation:  As to any  defaulted  Mortgage  Loan  other  than a  Mortgage  Loan as to which an REO
Acquisition  occurred,  a  determination  by the Master  Servicer  that it has  received  all  Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  and,  in  respect of any  Insured  Certificates,  the  Certificate  Insurer to the extent of  Cumulative
Insurance  Payments,  except that neither a  Disqualified  Organization  nor a Non-United  States Person shall be a holder of a Class R  Certificate  for  purposes  hereof  and,  solely  for the  purpose  of giving  any  consent or direction  pursuant to this Agreement,  any Certificate,  other than a Class R Certificate,  registered in the name of the  Company,  the  Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be deemed not to be outstanding  and the  Percentage  Interest or Voting  Rights  evidenced  thereby shall not be taken into account in determining  whether the  requisite  amount of Percentage  Interests or Voting Rights  necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or  "Certificateholders"  shall reflect the  rights  of  Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and participating members thereof, except as otherwise specified herein;  provided,  however, that the Trustee shall be required  to  recognize  as a  "Holder"  or  "Certificateholder"  only the Person in whose  name a  Certificate  is registered in the Certificate Register.

         Certificate Insurer: As defined in the Series Supplement.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate   Principal  Balance:  With  respect  to  each  Certificate  (other  than  any  Interest  Only
Certificate), on any date of determination, an amount equal to:

          (i)     the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

          (ii)    any  Subsequent  Recoveries  added  to the  Certificate  Principal  Balance  of such  Certificate pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate  Accrued  Certificate
                  Interest  added  to  the   Certificate   Principal   Balance   thereof  prior  to  such  date  of
                  determination, minus

          (iv)    the  sum of (x)  the  aggregate  of all  amounts  previously  distributed  with  respect  to such
                  Certificate (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
                  Balance  thereof  pursuant  to  Section  4.02(a)  and  (y) the  aggregate  of all  reductions  in
                  Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses which were  previously  allocated to such  Certificate  (or any  predecessor  Certificate)  pursuant to
                  Section 4.05;

provided,  that the  Certificate  Principal  Balance of each  Certificate of the Class of Subordinate  Certificates with the Lowest Priority at any given time shall be further  reduced by an amount equal to the Percentage  Interest represented by such Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate Principal
Balance of all Classes of Certificates  then outstanding  over (B) the then aggregate  Stated Principal  Balance of the Mortgage Loans.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively,  all of the  Certificates  bearing  the same  designation.  The  initial  Class  A-V
Certificates  and any Subclass  thereof issued  pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

         Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

         Class A-P Collection  Shortfall:  With respect to the Cash  Liquidation  or REO  Disposition of a Discount
Mortgage Loan, any  Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group,  the excess of the amount  described in clause  (C)(1) of the  definition  of Class A-P  Principal
Distribution  Amount (for the related Loan Group,  if  applicable)  over the amount  described in clause  (C)(2) of such definition.

         Class A-P Principal  Distribution  Amount:  With respect to any Distribution Date and, with respect to any
Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

                  (A)      the related Discount  Fraction of the principal  portion of each Monthly Payment on each
         Discount  Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each
         Discount  Mortgage  Loan in the related  Loan  Group) due during the  related  Due Period,  whether or not received on or prior to the related  Determination  Date,  minus the  Discount  Fraction of the  principal portion of any related Debt Service  Reduction  which  together with other  Bankruptcy  Losses exceeds the
         Bankruptcy Amount;

                  (B)      the related Discount  Fraction of the principal  portion of all unscheduled  collections on each  Discount  Mortgage  Loan (or,  with  respect to any Mortgage  Pool  comprised of two or more Loan
         Groups,  each Discount  Mortgage Loan in the related Loan Group)  received  during the preceding  calendar month or, in the case of Principal  Prepayments in Full, during the related  Prepayment Period (other than amounts  received in connection  with a Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan
         described  in clause  (C)  below),  including  Principal  Prepayments  in Full,  Curtailments,  Subsequent
         Recoveries  and  repurchases  (including  deemed  repurchases  under  Section  3.07(b))  of such  Discount
         Mortgage Loans (or, in the case of a  substitution  of a Deleted  Mortgage Loan, the Discount  Fraction of
         the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C)      in connection with the Cash  Liquidation or REO Disposition of a Discount  Mortgage Loan
         (or, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Discount  Mortgage Loan in the related  Loan Group)  that  occurred  during the  preceding  calendar  month (or was deemed to have occurred  during  such  period in  accordance  with  Section  3.07(b))  that did not  result in any Excess
         Special Hazard Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary  Losses, an amount equal to the  lesser of (1) the  applicable  Discount  Fraction  of the Stated  Principal  Balance of such
         Discount  Mortgage Loan immediately  prior to such  Distribution  Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                  (D)      any amounts  allocable  to  principal  for any previous  Distribution  Date  (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E)      the amount of any Class A-P  Collection  Shortfalls for such  Distribution  Date and the related  Loan  Group,  if  applicable,  and the  amount of any Class A-P  Collection  Shortfalls  (for the related Loan Group, if applicable)  remaining unpaid for all previous  Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

                  (F)      the  related  Discount  Fraction  of the  portion  of the  Capitalization  Reimbursement
         Amount (for the related Loan Group, if applicable)  for such  Distribution  Date, if any,  related to each
         Discount Mortgage Loan (in the related Loan Group, if applicable).

         Notwithstanding  the  foregoing,  with respect to any  Distribution  Date on and after the Credit  Support
Depletion  Date, the Class A-P Principal  Distribution  Amount (for a Loan Group,  if  applicable)  shall equal the excess of (i) the sum of (a) the related  Discount  Fraction of the  principal  portion of each Monthly  Payment on each Discount  Mortgage Loan (in the related Loan Group,  if applicable)  received or advanced prior to the related
Determination  Date and not  previously  distributed  minus the Discount  Fraction of the principal  portion of any related Debt Service  Reduction which together with other Bankruptcy  Losses exceeds the Bankruptcy  Amount and (b)
the related Discount Fraction of the aggregate amount of unscheduled  collections  described in clauses (B) and (C)
above over (ii) the amount calculated pursuant to clause (F) above.

         Class A-V Certificate:  Any one of the Certificates  designated as a Class A-V Certificate,  including any
Subclass thereof.

         Class B  Certificate:  Any one of the  Certificates  designated  as a Class  B-1  Certificate,  Class  B-2
Certificate or Class B-3 Certificate.

         Class M  Certificate:  Any one of the  Certificates  designated  as a Class  M-1  Certificate,  Class  M-2
Certificate or Class M-3 Certificate.

         Class P Certificate:  Any one of the Certificates designated as a Class P Certificate.

         Class R Certificate:  Any one of the Certificates designated as a Class R Certificate.

         Class SB Certificate:  Any one of the Certificates designated as a Class SB Certificate.

         Class X Certificate:  Any one of the Certificates designated as a Class X Certificate.

         Closing Date:  As defined in the Series Supplement.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any  Distribution  Date, an amount equal to  Prepayment  Interest
Shortfalls  resulting from  Principal  Prepayments in Full during the related  Prepayment  Period and  Curtailments during the prior calendar month and included in the Available  Distribution  Amount for such Distribution Date, but not more than the  lesser of (a)  one-twelfth  of 0.125% of the Stated  Principal  Balance  of the  Mortgage  Loans
immediately  preceding such  Distribution Date and (b) all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date.

         Compliance With Laws  Representation:  The following  representation  and warranty (or any  representation and warranty that is  substantially  similar)  made by  Residential  Funding in Section 4 of Assignment  Agreement:
"Each Mortgage Loan at the time it was made complied in all material  respects with applicable  local,  state,  and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

         Cooperative:  A private,  cooperative  housing  corporation which owns or leases land and all or part of a building or  buildings,  including  apartments,  spaces used for  commercial  purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A dwelling unit in a  multi-dwelling  building  owned or leased by a Cooperative, which  unit the  Mortgagor  has an  exclusive  right to  occupy  pursuant  to the terms of a  proprietary  lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with  respect to the  Cooperative  Apartment  occupied by the  Mortgagor  and  relating to the related  Cooperative
Stock,  which lease or agreement  confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans: Any of the Mortgage Loans made in respect of a Cooperative  Apartment,  evidenced by a
Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock Certificate,  (iii) an assignment  of the  Cooperative  Lease,  (iv)  financing  statements  and  (v) a  stock  power  (or  other  similar instrument),  and ancillary  thereto,  a recognition  agreement  between the  Cooperative and the originator of the
Cooperative  Loan, each of which was transferred and assigned to the Trustee  pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock:  With  respect  to  a  Cooperative  Loan,  the  single  outstanding  class  of  stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative  Stock  Certificate:  With  respect to a  Cooperative  Loan,  the stock  certificate  or other instrument evidencing the related Cooperative Stock.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Support  Depletion Date: The first  Distribution Date on which the Certificate  Principal  Balances of the Subordinate Certificates have been reduced to zero.

         Credit Support Pledge  Agreement:  The Credit  Support  Pledge  Agreement,  dated as of November 24, 1998, among the Master  Servicer,  GMAC  Mortgage,  LLC,  Combined  Collateral LLC and The First National Bank of Chicago
(now known as Bank One, National Association), as custodian.

         Cumulative Insurance Payments:  As defined in the Series Supplement.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian  for holders of the  Certificates,  for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the  amounts set forth in Section  3.07 shall be  deposited  directly.  Any such  account or  accounts  shall be an
Eligible Account.

         Custodial  Agreement:  An agreement that may be entered into among the Company,  the Master Servicer,  the
Trustee and a Custodian  pursuant to which the  Custodian  will hold  certain  documents  relating to the  Mortgage
Loans on behalf of the Trustee.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date  Principal  Balance:  As to any Mortgage Loan, the unpaid  principal  balance  thereof at the
Cut-off Date after  giving  effect to all  installments  of  principal  due on or prior  thereto (or due during the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the last business day  immediately  prior to the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the last  business  day  immediately  prior  to the  second  following  monthly  scheduled  due  date;  and so on.  The determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of  business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained unpaid  as of the  close  of  business  on  July  31  would  then be  considered  to be 30 to 59  days  delinquent.
Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The  Depository  shall at all times be a "clearing  corporation"  as defined in Section  8-102(a)(5)  of the  Uniform  Commercial  Code of the  State  of New  York  and a  "clearing  agency"  registered  pursuant  to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Destroyed  Obligation  to Pay:  An  Obligation  to Pay the  original  of  which  was  permanently  lost or destroyed and has not been replaced.

         Determination Date: As defined in the Series Supplement.

         Discount  Fraction:  With respect to each Discount Mortgage Loan, the fraction  expressed as a percentage, the  numerator of which is the Discount Net Mortgage  Rate minus the Net Mortgage Rate (or the initial Net Mortgage
Rate with respect to any Discount  Mortgage  Loans as to which the Mortgage  Rate is modified  pursuant to 3.07(a))
for such  Mortgage  Loan and the  denominator  of which is the Discount Net Mortgage  Rate.  The Discount  Fraction
with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

         Discount  Mortgage  Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate)
of less than the Discount Net Mortgage Rate per annum and any Mortgage  Loan deemed to be a Discount  Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate:  As defined in the Series Supplement.

         Disqualified  Organization:  Any  organization  defined as a  "disqualified  organization"  under  Section
860E(e)(5) of the Code, and if not otherwise  included,  any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for Freddie  Mac, a majority of its board of directors  is not  selected by such  governmental  unit),
(ii) a  foreign  government,  any  international  organization,  or any  agency  or  instrumentality  of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code)
which is exempt  from the tax  imposed by Chapter 1 of the Code  (including  the tax  imposed by Section 511 of the
Code on unrelated  business taxable income),  (iv) rural electric and telephone  cooperatives  described in Section
1381(a)(2)(C)  of the Code,  (v) any "electing  large  partnership,"  as defined in Section  775(a) of the Code and
(vi) any other  Person so  designated  by the  Trustee  based upon an Opinion  of  Counsel  that the  holding of an
Ownership  Interest  in a Class R  Certificate  by such  Person may cause the Trust  Fund or any  Person  having an
Ownership  Interest in any Class of Certificates  (other than such Person) to incur a liability for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership  Interest in a
Class R Certificate to such Person.  The terms "United  States",  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month  beginning in the month  immediately  following the month of the initial  issuance of the  Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due  Period:  With  respect  to any  Distribution  Date,  the  one-month  period  set forth in the  Series
Supplement.

     Eligible Account:  An account that is any of the following:  (i) maintained with a depository  institution the debt obligations of which have been rated by each Rating Agency in its highest rating  available;  provided that if the rating of such depository institution falls below Standard and Poor's short-term rating of A-2, such depository institution  will be replaced  within 30 days,  or (ii) in the case of the  Custodial  Account,  a trust account or accounts  maintained in the corporate  trust  department  of the Trustee,  or (iii) in the case of the  Certificate
Account,  a trust  account or accounts  maintained  in the corporate  trust  department of the Trustee,  or (iv) an account or accounts of a depository  institution  acceptable to each Rating Agency (as evidenced in writing by each
Rating Agency that use of any such account as the Custodial Account or the Certificate  Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the  then-current  rating assigned to such
Certificates).

         Event of Default:  As defined in Section 7.01.

         Excess  Bankruptcy  Loss:  Any  Bankruptcy  Loss, or portion  thereof,  which exceeds the then  applicable
Bankruptcy Amount.

         Excess Fraud Loss:  Any Fraud Loss,  or portion  thereof,  which  exceeds the then  applicable  Fraud Loss
Amount.

         Excess  Special  Hazard  Loss:  Any  Special  Hazard  Loss,  or portion  thereof,  that  exceeds  the then applicable Special Hazard Amount.

         Excess  Subordinate  Principal  Amount:  With  respect  to any  Distribution  Date on which the  aggregate
Certificate  Principal  Balance of the Class of Subordinate  Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which  Realized  Losses are to be allocated  to such class or classes,  the excess, if any, of (i) the amount that would  otherwise be  distributable  in respect of principal on such class or classes of Certificates on such  Distribution  Date over (ii) the excess,  if any, of the aggregate  Certificate  Principal
Balance of such class or classes of Certificates  immediately  prior to such  Distribution  Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such  Distribution  Date as reduced by any amount calculated  pursuant to clause (E) of the definition of Class A-P Principal  Distribution  Amount.  With
respect to any  Mortgage  Pool that is  comprised  of two or more Loan  Groups,  the Excess  Subordinate  Principal
Amount will be  allocated  between  each Loan Group on a pro rata basis in  accordance  with the amount of Realized
Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         Exchange Act:  The Securities and Exchange Act of 1934, as amended.

         Extraordinary  Events:  Any of the  following  conditions  with respect to a Mortgaged  Property (or, with respect to a Cooperative  Loan,  the  Cooperative  Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)      losses  that are of the type that  would be  covered by the  fidelity  bond and the  errors and  omissions insurance  policy required to be maintained  pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)      nuclear  reaction  or  nuclear  radiation  or  radioactive   contamination,   all  whether  controlled  or
         uncontrolled,  and whether such loss be direct or indirect,  proximate or remote or be in whole or in part caused by,  contributed to or aggravated by a peril covered by the definition of the term "Special  Hazard
         Loss";

(c)      hostile or warlike action in time of peace or war,  including action in hindering,  combating or defending against an actual, impending or expected attack:

1.       by any  government  or sovereign  power,  de jure or de facto,  or by any authority  maintaining  or using military, naval or air forces; or

2.       by military, naval or air forces; or

3.       by an agent of any such government, power, authority or forces;

(d)      any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)      insurrection,  rebellion,  revolution,  civil war, usurped power or action taken by governmental authority in hindering,  combating or defending against such an occurrence,  seizure or destruction under quarantine or  customs  regulations,  confiscation  by order  of any  government  or  public  authority;  or risks of contraband or illegal transportation or trade.

         Extraordinary  Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an  Extraordinary
Event.

         Fannie  Mae:  Federal  National  Mortgage   Association,   a  federally   chartered  and  privately  owned
corporation  organized and existing under the Federal National Mortgage  Association  Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates  will be made pursuant to Section 9.01, which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Fitch:  Fitch Ratings or its successor in interest.

         Foreclosure  Profits:  As to any Distribution  Date or related  Determination  Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom  pursuant to Section  3.10(a)(ii))  in respect of each  Mortgage  Loan or REO  Property  for which a Cash
Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO Disposition,  in accordance with
Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due
Date to which  interest was last paid by the  Mortgagor to the first day of the month  following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Fraud Losses:  Realized  Losses on Mortgage  Loans as to which there was fraud in the  origination of such
Mortgage Loan.

         Freddie Mac:  Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States created and existing  under Title III of the  Emergency  Home  Finance Act of 1970,  as amended,  or any  successor thereto.

         Highest  Priority:  As  of  any  date  of  determination,  the  Class  of  Subordinate  Certificates  then outstanding  with a  Certificate  Principal  Balance  greater than zero,  with the  earliest  priority for payments pursuant to Section  4.02(a),  in the following  order:  Class M-1,  Class M-2, Class M-3, Class B-1, Class B-2 and
Class B-3 Certificates.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Company,  the Master Servicer and the Trustee, or any Affiliate thereof,  (ii) does not have any direct financial interest or any material indirect  financial  interest in the Company,  the Master Servicer or the
Trustee or in an  Affiliate  thereof,  and (iii) is not  connected  with the  Company,  the Master  Servicer or the
Trustee as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Initial  Certificate  Principal  Balance:  With  respect to each Class of  Certificates,  the  Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         Initial Monthly Payment Fund: An amount  representing  scheduled  principal  amortization  and interest at the Net  Mortgage  Rate for the Due Date in the first Due Period  commencing  subsequent  to the  Cut-off  Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment,  and as more  specifically defined in the Series Supplement.

         Initial  Notional  Amount:  With  respect to any Class or  Subclass  of Interest  Only  Certificates,  the
amount  initially  used as the  principal  basis  for the  calculation  of any  interest  payment  amount,  as more specifically defined in the Series Supplement.

         Initial Subordinate Class Percentage: As defined in the Series Supplement.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other  related  insurance  policy  covering a Mortgage Loan  (excluding  any  Certificate  Policy (as defined in the Series  Supplement)),  to the extent such proceeds are payable to the mortgagee  under the Mortgage, any  Subservicer,  the Master  Servicer  or the  Trustee  and are not  applied to the  restoration  of the  related
Mortgaged Property (or, with respect to a Cooperative Loan, the related  Cooperative  Apartment) or released to the
Mortgagor in accordance  with the  procedures  that the Master  Servicer  would follow in servicing  mortgage loans held for its own account.

         Insurer:  Any named  insurer  under any Primary  Insurance  Policy or any  successor  thereto or the named insurer in any replacement policy.

         Interest Accrual Period: As defined in the Series Supplement.

         Interest Only  Certificates:  A Class or Subclass of  Certificates  not entitled to payments of principal, and  designated  as such in the  Series  Supplement.  The  Interest  Only  Certificates  will  have no  Certificate
Principal Balance.

         Interim Certification:  As defined in Section 2.02.

         International  Borrower:  In  connection  with any Mortgage  Loan,  a borrower who is (a) a United  States citizen  employed in a foreign country,  (b) a non-permanent  resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

         Junior  Certificateholder:  The  Holder of not less than 95% of the  Percentage  Interests  of the  Junior
Class of Certificates.

         Junior Class of  Certificates:  The Class of  Subordinate  Certificates  outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by the Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan Group:  Any group of Mortgage  Loans  designated as a separate  loan group in the Series  Supplement.
The Certificates relating to each Loan Group will be designated in the Series Supplement.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower  Priority:  As of any date of  determination  and any Class of Subordinate  Certificates,  any other
Class of Subordinate  Certificates  then  outstanding  with a later priority for payments  pursuant to Section 4.02
(a).

         Lowest Priority: As of any date of determination,  the Class of Subordinate  Certificates then outstanding with a Certificate  Principal  Balance greater than zero, with the latest priority for payments pursuant to Section
4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         Maturity Date: The latest possible  maturity date, solely for purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  regulations,  by which the Certificate  Principal  Balance of each Class of Certificates  (other than the Interest Only Certificates which have no Certificate  Principal Balance) and each Uncertificated  REMIC Regular
Interest would be reduced to zero, as designated in the Series Supplement.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Net Mortgage  Rate:  As to any  Mortgage  Loan that is the subject of a Servicing  Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and any Due Date,  the payment of principal and interest due thereon in accordance with the  amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations occurring prior to such Due Date but before any  adjustment  to such  amortization  schedule  by reason of any  bankruptcy,  other than a  Deficient
Valuation,  or similar  proceeding  or any  moratorium  or similar  waiver or grace period and before any Servicing
Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With  respect to each  Mortgage  Note  related to a  Mortgage  Loan which is not a  Cooperative
Loan, the mortgage,  deed of trust or other comparable  instrument creating a first lien on an estate in fee simple or leasehold  interest in real property  securing a Mortgage Note.  With respect to each  Obligation to Pay related to a Sharia Mortgage Loan, the Sharia Mortgage Loan Security Instrument.

         Mortgage  File: The mortgage  documents  listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such of the  mortgage  loans,  including  any Sharia  Mortgage  Loans,  transferred  and assigned  to the Trustee  pursuant to Section  2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being  identified in the initial Mortgage Loan Schedule,  and
Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without limitation,
(i) with  respect  to each  Cooperative  Loan,  the  related  Mortgage  Note,  Security  Agreement,  Assignment  of
Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining thereto,  (ii) with respect to each Sharia  Mortgage  Loan,  the related  Obligation to Pay,  Sharia  Mortgage Loan
Security Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Assignment Agreement and Amendment of Security
Instrument  and Mortgage  File and all rights  appertaining  thereto and (iii) with respect to each  Mortgage  Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  As defined in the Series Supplement.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan,  together with any  modification  thereto.  With respect to each
Sharia Mortgage Loan, the related Obligation to Pay.

         Mortgage  Pool:  The  pool of  mortgage  loans,  including  all Loan  Groups,  if any,  consisting  of the
Mortgage Loans.

         Mortgage  Rate:  As to any Mortgage  Loan,  the interest rate borne by the related  Mortgage  Note, or any modification  thereto  other than a Servicing  Modification.  As to any Sharia  Mortgage  Loan,  the profit  factor described in the related Obligation to Pay, or any modification thereto other than a Servicing Modification.

         Mortgaged  Property:  The  underlying  real  property  securing  a  Mortgage  Loan or,  with  respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia  Mortgage  Loan,  the consumer on an Obligation to Pay.

         Net  Mortgage  Rate:  As to each  Mortgage  Loan,  a per  annum  rate of  interest  equal to the  Adjusted
Mortgage Rate.

         Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary  Residence Loans:  The Mortgage Loans designated as secured by second or vacation  residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master  Servicer from related Late  Collections,  Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds or
amounts  reimbursable to the Master Servicer  pursuant to Section 4.02(a) hereof.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are  outstanding  with respect to the related  Mortgage  Loan as a result of a  modification  of such Mortgage
Loan by the Master  Servicer,  which  forgives  amounts which the Master  Servicer or  Subservicer  had  previously advanced,  and the Master Servicer  determines that no other source of payment or  reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable  Advances.  The determination by the Master  Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance  would  constitute a
Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate delivered to the Company, the Trustee and any Certificate Insurer.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Notional Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  an amount used as the principal  basis for the  calculation  of any interest  payment  amount,  as more  specifically  defined in the
Series Supplement.

         Obligation  to Pay:  The  originally  executed  obligation  to pay or  similar  agreement  evidencing  the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Officers'  Certificate:  A  certificate  signed by the  Chairman  of the Board,  the  President  or a Vice
President or Assistant Vice President,  or a Director or Managing  Director,  and by the Treasurer,  the Secretary,
or one of the Assistant  Treasurers or Assistant  Secretaries  of the Company or the Master  Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master Servicer,  who may be counsel  for the Company or the Master  Servicer,  provided  that any opinion of counsel (i)  referred to in the definition of "Disqualified  Organization" or (ii) relating to the  qualification of any REMIC formed under the
Series  Supplement or compliance with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

         Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage Loan  (including  an REO Property)  which was not the  subject  of a  Principal  Prepayment  in Full,  Cash  Liquidation  or REO  Disposition  and  which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Ownership  Interest:  As to any  Certificate,  any  ownership  or security  interest in such  Certificate, including any interest in such  Certificate as the Holder thereof and any other  interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate:  As defined in the Series Supplement.

         Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Certificate  (other than a Class R Certificate),  the undivided percentage  ownership  interest in the related Class  evidenced by such  Certificate,  which  percentage  ownership interest shall be equal to the Initial  Certificate  Principal  Balance thereof or Initial  Notional Amount (in the case of any Interest Only Certificate)  thereof divided by the aggregate Initial  Certificate  Principal Balance or the aggregate of the Initial  Notional  Amounts,  as applicable,  of all the  Certificates of the same Class.  With respect to a Class R Certificate,  the interest in  distributions  to be made with respect to such Class  evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

(i)      obligations  of or guaranteed  as to timely  payment of principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations  are backed by the full faith and credit of the
         United States;

(ii)     repurchase  agreements  on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition  thereof,  provided  that the  unsecured  short-term  debt  obligations  of the party agreeing  to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its  highest short-term rating available;

(iii)    federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'  acceptances (which shall each have an original  maturity  of not more than 90 days and, in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than
         30 days)  denominated  in United  States  dollars  of any U.S.  depository  institution  or trust  company incorporated  under the laws of the  United  States or any state  thereof or of any  domestic  branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such depository institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating  available;  and,  provided further that, if the original maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be at least A-1 in the case of Standard
         & Poor's if Standard & Poor's is a Rating Agency;

(iv)     commercial  paper  and  demand  notes  (having  original  maturities  of not more  than  365  days) of any corporation  incorporated  under the laws of the United  States or any state  thereof which on the date of acquisition  has been rated by each Rating Agency in its highest  short-term  rating  available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)      any mutual fund, money market fund,  common trust fund or other pooled investment  vehicle,  the assets of which are limited to instruments  that otherwise  would  constitute  Permitted  Investments  hereunder and have  been  rated by each  Rating  Agency  in its  highest  short-term  rating  available  (in the case of
         Standard & Poor's such rating  shall be either  AAAm or AAAm-G),  including  any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its  affiliates  acts as an adviser; and

(vi)     other  obligations  or securities  that are  acceptable  to each Rating  Agency as a Permitted  Investment hereunder  and will not reduce the rating  assigned to any Class of  Certificates  by such  Rating  Agency
         (without  giving effect to any  Certificate  Policy (as defined in the Series  Supplement)  in the case of
         Insured  Certificates (as defined in the Series  Supplement)  below the lower of the  then-current  rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  no  instrument  shall be a  Permitted  Investment  if it  represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of  Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial paper and short-term debt  obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted  Investment  that is a short-term debt  obligation  rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and  interest  payments
(assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20%
of the aggregate  outstanding  Certificate  Principal  Balance of the  Certificates  and each  investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index  plus a single  fixed spread  (if any) and must  move  proportionately  with  that  index.  Any  Permitted  Investment  may be held by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any  Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Pledged  Amount:  With  respect to any  Pledged  Asset  Loan,  the amount of money  remitted  to  Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

         Pledged Asset Loan:  Any Mortgage Loan supported by Pledged  Assets or such other  collateral,  other than the related Mortgaged Property, set forth in the Series Supplement.

         Pledged  Assets:  With  respect to any  Mortgage  Loan,  all  money,  securities,  security  entitlements, accounts,  general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts and other  investment  property and other property of whatever kind or description pledged by Combined  Collateral LLC as security in respect of any Realized  Losses in connection with such Mortgage
Loan up to the Pledged Amount for such Mortgage Loan, and any related  collateral,  or such other collateral as may be set forth in the Series Supplement.

         Pledged Asset Mortgage Servicing Agreement:  The Pledged Asset Mortgage Servicing  Agreement,  dated as of
February 28, 1996 between MLCC and the Master Servicer.

         Pooling and Servicing  Agreement or Agreement:  With respect to any Series,  this Standard  Terms together with the related Series Supplement.

         Pool Stated  Principal  Balance:  As to any  Distribution  Date,  the  aggregate  of the Stated  Principal
Balances of each Mortgage Loan.

         Pool Strip  Rate:  With  respect to each  Mortgage  Loan,  a per annum rate equal to the excess of (a) the
Net Mortgage  Rate of such  Mortgage  Loan over (b) the  Discount  Net Mortgage  Rate (but not less than 0.00%) per annum.

         Prepayment  Distribution  Trigger:  With  respect to any  Distribution  Date and any Class of  Subordinate
Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed as a  percentage)  equal  to the sum of the  Certificate  Principal  Balances  of such  Class  and  each  Class  of
Subordinate  Certificates  with a Lower  Priority  than such  Class  immediately  prior to such  Distribution  Date divided by the  aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or  related  REO  Properties)
immediately  prior  to such  Distribution  Date  is  greater  than  or  equal  to the  sum of the  related  Initial
Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment  Interest  Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a Mortgage
Loan  relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the portion of the related  Prepayment  Period that falls during the prior calendar month, an amount equal to the excess of one month's  interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan)
on the Stated  Principal  Balance of such Mortgage  Loan over the amount of interest  (adjusted to the Net Mortgage
Rate (or  Modified Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the  Mortgagor  for such month to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount  equal to one month's  interest at the Net Mortgage  Rate (or  Modified  Net Mortgage  Rate in the case of a
Modified Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  As to any Distribution  Date and Principal  Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that  Distribution  Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

         Primary Insurance Policy:  Each primary policy of mortgage  guaranty  insurance or any replacement  policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal  Only  Certificates:  A Class of  Certificates  not entitled to payments of  interest,  and more specifically designated as such in the Series Supplement.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment  of the entire  principal  balance of a Mortgage
Loan that is made by the Mortgagor.

         Program Guide:  Collectively,  the Client Guide and the Servicer Guide for Residential  Funding's Expanded
Criteria Mortgage Program.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or REO  Property)  required  to be or  otherwise purchased on any date pursuant to Section 2.02,  2.03,  2.04 or 4.07, an amount equal to the sum of (i) 100% of the
Stated Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest at the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage
Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase  made by the Master  Servicer) on the Stated  Principal  Balance  thereof to the Due Date in the
Due Period related to the  Distribution  Date  occurring in the month  following the month of purchase from the Due
Date to which interest was last paid by the Mortgagor.

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan  substituted  by Residential  Funding or the Company for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

         (i)      have an outstanding  principal  balance,  after deduction of the principal portion of the monthly payment  due in the  month of  substitution  (or in the case of a  substitution  of more than one
                  Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding  principal  balance,  after such  deduction),  not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan
                  (the amount of any shortfall to be deposited by Residential  Funding in the Custodial  Account in
                  the month of substitution);

         (ii)     have a  Mortgage  Rate and a Net  Mortgage  Rate no lower  than  and not more  than 1% per  annum higher than the Mortgage Rate and Net Mortgage Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;

         (iii)    have a  Loan-to-Value  Ratio at the time of  substitution  no  higher  than  that of the  Deleted
                  Mortgage Loan at the time of substitution;

         (iv)     have a  remaining  term to  stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted Mortgage Loan;

         (v)      comply with each  representation  and  warranty  set forth in  Sections  2.03 and 2.04 hereof and
                  Section 4 of the Assignment Agreement; and

         (vi)     have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding  any  other  provisions  herein,  (x)  with  respect  to any  Qualified  Substitute  Mortgage  Loan substituted  for a Deleted  Mortgage Loan which was a Discount  Mortgage Loan, such Qualified  Substitute  Mortgage
Loan  shall be  deemed  to be a  Discount  Mortgage  Loan and to have a  Discount  Fraction  equal to the  Discount
Fraction of the Deleted  Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified  Substitute
Mortgage  Loan as  calculated  pursuant to the  definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i)      the Pool Strip Rate of such Qualified  Substitute  Mortgage Loan shall be equal to the Pool Strip
                  Rate of the related Deleted  Mortgage Loan for purposes of calculating the  Pass-Through  Rate on the Class A-V Certificates and

         (ii)     the  excess of the Pool Strip  Rate on such  Qualified  Substitute  Mortgage  Loan as  calculated pursuant to the  definition of "Pool Strip Rate" over the Pool Strip Rate on the related  Deleted
                  Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating Agency:  Each of the statistical credit rating agencies  specified in the Preliminary  Statement of the Series  Supplement.  If any agency or a successor  is no longer in  existence,  "Rating  Agency"  shall be such statistical  credit  rating  agency,  or other  comparable  Person,  designated  by the  Company,  notice  of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss:  With respect to each Mortgage Loan (or REO Property):

         (a)      as to which a Cash  Liquidation or REO Disposition  has occurred,  an amount (not less than zero)
                  equal to (i) the Stated  Principal  Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any)
                  at the Net  Mortgage  Rate from the Due Date as to which  interest  was last paid or  advanced to
                  Certificateholders  up to the Due Date in the Due  Period  related  to the  Distribution  Date on which such  Realized  Loss will be  allocated  pursuant to Section  4.05 on the Stated  Principal
                  Balance of such  Mortgage  Loan (or REO  Property)  outstanding  during each Due Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received during the month in  which  such  Cash  Liquidation  (or REO  Disposition)  occurred,  to the  extent  applied  as recoveries  of interest at the Net Mortgage  Rate and to principal of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the Master  Servicer or any  Subservicer  with  respect to related  Advances,  Servicing  Advances  or other  expenses  as to which the Master  Servicer  or
                  Subservicer  is  entitled  to  reimbursement  thereunder  but  which  have  not  been  previously reimbursed,

         (b)      which is the  subject  of a  Servicing  Modification,  (i) (1) the  amount by which the  interest portion of a Monthly  Payment or the  principal  balance of such Mortgage Loan was reduced or (2)
                  the sum of any  other  amounts  owing  under  the  Mortgage  Loan  that  were  forgiven  and that constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a Subservicer, and (ii) any such amount  with  respect to a Monthly  Payment  that was or would have been due in the month immediately  following the month in which a Principal  Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c)      which has become the subject of a  Deficient  Valuation,  the  difference  between the  principal balance of the Mortgage Loan outstanding  immediately  prior to such Deficient  Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

         (d)      which has  become  the  object  of a Debt  Service  Reduction,  the  amount of such Debt  Service
                  Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized
Loss  hereunder so long as the Master  Servicer  has  notified  the Trustee in writing that the Master  Servicer is diligently  pursuing any  remedies  that may exist in  connection  with the  representations  and  warranties  made regarding  the related  Mortgage  Loan and either (A) the related  Mortgage  Loan is not in default  with regard to payments due  thereunder or (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage  Loan are being  advanced  on a current  basis by the Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record Date:  With respect to each  Distribution  Date,  the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate:  Any of the Certificates other than a Class R Certificate.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  And interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Reimbursement Amounts: As defined in Section 3.22.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  Residential Funding Company,  LLC. If Residential Funding Company,  LLC is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this  Agreement  the  Master  Servicer  or  Trustee  acting as Master  Servicer  shall  appoint a  successor  REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at  Sections  860A  through  860G of  Subchapter  M of Chapter 1 of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  As to any REO Property,  a  determination  by the Master  Servicer that it has received all Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer  expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

         REO Imputed  Interest:  As to any REO Property,  for any period,  an amount equivalent to interest (at the
Net Mortgage Rate that would have been  applicable to the related  Mortgage  Loan had it been  outstanding)  on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property or, with respect to a  Cooperative  Loan, the related  Cooperative  Apartment)  which proceeds are required to be deposited  into the Custodial  Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master Servicer through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any  Mortgage  Loan that (i) has been  subject to an interest  rate reduction,  (ii) has been  subject  to a term  extension  or (iii)  has had  amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage  Loan  modified in  accordance  with clause (i) above for a temporary  period  shall not be a Reportable
Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Request for  Release:  A request for release,  the forms of which are attached as Exhibit F hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Surety  Payment:  With  respect to any  Additional  Collateral  Loan that  becomes a  Liquidated
Mortgage  Loan,  the lesser of (i) the  principal  portion of the Realized  Loss with respect to such Mortgage Loan and (ii) the excess,  if any, of (a) the amount of Additional  Collateral  required at origination  with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited  liability  company,  in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any  Assistant  Secretary,  any Trust  Officer or  Assistant  Trust  Officer,  or any other  officer of the Trustee customarily  performing  functions similar to those performed by any of the above designated officers to whom, with respect  to a  particular  matter,  such  matter  is  referred,  in each case with  direct  responsibility  for the administration of the Agreement.

         Retail  Certificates:  A Senior Certificate,  if any, offered in smaller minimum  denominations than other
Senior Certificates, and designated as such in the Series Supplement.

         Schedule of Discount  Fractions:  The schedule  setting forth the Discount  Fractions  with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Security  Agreement:  With respect to a Cooperative  Loan, the agreement  creating a security  interest in favor of the originator in the related Cooperative Stock.

         Seller:  As to any  Mortgage  Loan,  a  Person,  including  any  Subservicer,  that  executed  a  Seller's
Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the Seller  Contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations  and warranties in respect of one or more
Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         Senior Accelerated  Distribution  Percentage:  With respect to any Distribution Date occurring on or prior to the 60th  Distribution  Date and,  with respect to any Mortgage Pool  comprised of two or more Loan Groups,  any
Loan Group,  100%. With respect to any  Distribution  Date  thereafter and any such Loan Group,  if applicable,  as follows:

(i)      for any  Distribution  Date  after  the 60th  Distribution  Date but on or prior to the 72nd  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the  related  Subordinate
         Percentage for such Distribution Date;

(ii)     for any  Distribution  Date  after  the 72nd  Distribution  Date but on or prior to the 84th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the  related  Subordinate
         Percentage for such Distribution Date;

(iii)    for any  Distribution  Date  after  the 84th  Distribution  Date but on or prior to the 96th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 40% of the  related  Subordinate
         Percentage for such Distribution Date;

(iv)     for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the 108th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 20% of the  related  Subordinate
         Percentage for such Distribution Date; and

(v)      for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

         (i) that any scheduled reduction to the Senior Accelerated  Distribution  Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X) the  outstanding  principal  balance of the Mortgage  Loans  delinquent 60 days or more
         (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO  Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal  Balance of the Subordinate
         Certificates,  is less than 50% or (Y) the outstanding  principal  balance of Mortgage Loans delinquent 60 days or more  (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed  or  otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all Mortgage
         Loans  averaged  over the last six  months,  does not exceed 2% and (2)  Realized  Losses on the  Mortgage
         Loans to date for such Distribution Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year  (or any year  thereafter)  after  the  Closing  Date  are  less  than  30%,  35%,  40%,  45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                   (b)(1)  the  outstanding  principal  balance  of  Mortgage  Loans  delinquent  60  days  or more
         (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO  Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal  balance of all Mortgage  Loans averaged over the last six months,  does not exceed 4% and (2) Realized  Losses on the  Mortgage  Loans to date for such Distribution Date, if occurring during the sixth,  seventh,  eighth, ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%, 15%, 20%, 25% or 30%,  respectively,  of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

         (ii) that for any Distribution  Date on which the Senior  Percentage is greater than the Senior Percentage as of the Closing Date, the Senior  Accelerated  Distribution  Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups,  for any Distribution  Date on which the weighted average of the Senior  Percentages for each Loan Group,  weighted on the basis of the Stated Principal  Balances of the Mortgage  Loans in the related Loan Group  (excluding the Discount  Fraction of the Discount  Mortgage Loans in
such Loan Group)  exceeds the weighted  average of the initial  Senior  Percentages  (calculated on such basis) for each Loan Group,  each of the Senior  Accelerated  Distribution  Percentages for such  Distribution Date will equal
100%.

Notwithstanding  the  foregoing,  upon the reduction of the  Certificate  Principal  Balances of the related Senior
Certificates (other than the Class A-P Certificates,  if any) to zero, the related Senior Accelerated  Distribution
Percentage shall thereafter be 0%.

         Senior Certificate:  As defined in the Series Supplement.

         Senior Percentage: As defined in the Series Supplement.

         Senior Support  Certificate:  A Senior Certificate that provides  additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

         Series:  All of the  Certificates  issued  pursuant to a Pooling and  Servicing  Agreement and bearing the same series designation.

         Series  Supplement:  The agreement into which this Standard Terms is  incorporated  and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration  and  protection  of a  Mortgaged  Property  or,  with  respect  to a  Cooperative  Loan,  the  related
Cooperative  Apartment,  (ii) any  enforcement  or judicial  proceedings,  including  foreclosures,  including  any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the
MERS System, (iii) the management and liquidation of any REO Property,  (iv) any mitigation procedures  implemented in accordance with Section 3.07, and (v) compliance with the obligations  under Sections 3.01, 3.08, 3.11,  3.12(a)
and 3.14,  including,  if the Master  Servicer or any Affiliate of the Master  Servicer  provides  services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons  other than  servicers of mortgage loans, reasonable compensation for such services.

         Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal balance of a
Mortgage Loan,  any extension of the final  maturity date of a Mortgage  Loan, and any increase to the  outstanding principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Sharia  Mortgage  Loan: A declining  balance  co-ownership  transaction,  structured  so as to comply with
Islamic religious law.

         Sharia  Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the  relationship  between the consumer and co-owner and the parties'  respective rights under a Sharia Mortgage Loan,  including their respective rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia  Mortgage  Loan  Security  Instrument:  The  mortgage,  security  instrument  or  other  comparable instrument  creating a first lien on an estate in fee simple or  leasehold  interest in real  property  securing an
Obligation to Pay.

         Special  Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or  replacement of a Mortgaged  Property (or, with respect to a Cooperative Loan, the related  Cooperative  Apartment)  suffered by such Mortgaged  Property (or Cooperative  Apartment) on account of direct physical loss,  exclusive of (i) any loss of a type covered by a hazard  policy or a flood  insurance  policy  required to be  maintained  in respect of such
Mortgaged  Property pursuant to Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Standard & Poor's:  Standard & Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Inc., or its successor in interest.

         Stated  Principal  Balance:  With  respect  to any  Mortgage  Loan  or  related  REO  Property,  as of any
Distribution  Date, (i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by  which  the  Stated  Principal  Balance  of the  Mortgage  Loan  has  been  increased  pursuant  to a  Servicing
Modification,  minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments  due with respect to such
Mortgage  Loan or REO  Property  during  each  Due  Period  ending  with the Due  Period  related  to the  previous
Distribution  Date  which  were  received  or with  respect to which an  Advance  was made,  and (b) all  Principal
Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds
and REO Proceeds,  to the extent  applied by the Master  Servicer as  recoveries  of principal in  accordance  with
Section 3.14 with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to
Section 4.02 on any previous  Distribution  Date,  and (c) any Realized Loss allocated to  Certificateholders  with respect thereto for any previous Distribution Date.

         Subclass:  With respect to the Class A-V  Certificates,  any Subclass  thereof issued  pursuant to Section
5.01(c).  Any such Subclass will represent the  Uncertificated  REMIC Regular  Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

         Subordinate  Certificate:  Any one of the Class M Certificates  or Class B  Certificates,  executed by the
Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and
Exhibit C, respectively.

         Subordinate  Class  Percentage:  With  respect  to any  Distribution  Date and any  Class  of  Subordinate
Certificates,  a  fraction,  expressed  as a  percentage,  the  numerator  of  which is the  aggregate  Certificate
Principal Balance of such Class of Subordinate  Certificates  immediately prior to such date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)  (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Subordinate  Percentage:  As of any Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to Section  3.10) or surplus  amounts  held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the
Trustee  pursuant  to  Section  2.04)  specifically  related  to a  Mortgage  Loan that was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master  Servicer  and the  Company.  With respect to  Additional  Collateral  Loans  subserviced  by MLCC,  the
Subservicing  Agreement  shall also include the Addendum and  Assignment  Agreement and the Pledged Asset  Mortgage
Servicing  Agreement.  With respect to any Pledged Asset Loan  subserviced by GMAC Mortgage,  LLC, the Addendum and
Assignment  Agreement,  dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage,  LLC, as such agreement may be amended from time to time.

         Subservicing  Fee: As to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or, in the case of a  Nonsubserviced  Mortgage  Loan,  to the  Master  Servicer)  in  respect  of  subservicing  and other compensation  that  accrues  at an annual  rate  equal to the  excess of the  Mortgage  Rate  borne by the  related
Mortgage  Note over the rate per  annum  designated  on the  Mortgage  Loan  Schedule  as the  "CURR  NET" for such
Mortgage Loan.

         Successor Master Servicer: As defined in Section 3.22.

         Surety:  Ambac,  or its  successors  in interest,  or such other surety as may be identified in the Series
Supplement.

         Surety Bond:  The Limited  Purpose Surety Bond (Policy No.  AB0039BE),  dated February 28, 1996 in respect to Mortgage  Loans  originated by MLCC, or the Surety Bond (Policy No.  AB0240BE),  dated March 17, 1999 in respect to  Mortgage  Loans  originated  by Novus  Financial  Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including the Trustee for the benefit of the Holders of the Certificates,  but only to the extent  that such  Surety  Bond  covers  any  Additional  Collateral  Loans,  or such other  Surety  Bond as may be identified in the Series Supplement.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any REMIC  formed  under the Series  Supplement  and under the REMIC  Provisions,  together  with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Transaction Party:  As defined in Section 12.02(a).

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  The segregated  pool of assets  related to a Series,  with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)      the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)     all payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off Date as shall be on deposit in the  Custodial  Account or in the  Certificate  Account and  identified  as belonging to the
         Trust Fund,  including  the proceeds from the  liquidation  of Additional  Collateral  for any  Additional
         Collateral  Loan or Pledged  Assets for any Pledged Asset Loan,  but not  including  amounts on deposit in the Initial Monthly Payment Fund,

(iii)    property   that   secured  a  Mortgage   Loan  and  that  has  been   acquired  for  the  benefit  of  the
         Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)     the hazard insurance policies and Primary Insurance  Policies,  if any, the Pledged Assets with respect to each  Pledged  Asset Loan,  and the  interest in the Surety Bond  transferred  to the Trustee  pursuant to
         Section 2.01, and

(v)      all proceeds of clauses (i) through (iv) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person or U.S. Person:  (i) A citizen or resident of the United States,  (ii) a corporation, partnership or other entity  treated as a corporation or partnership  for United States federal income tax purposes organized in or under the laws of the United  States or any state thereof or the District of Columbia  (unless,  in the case of a partnership,  Treasury  regulations  provide  otherwise),  provided that, for purposes  solely of the restrictions  on the transfer of residual  interests,  no partnership or other entity treated as a partnership  for
United States  federal  income tax purposes  shall be treated as a United  States Person or U.S.  Person unless all persons that own an interest in such  partnership  either  directly or indirectly  through any chain of entities no one of which is a  corporation  for United  States  federal  income tax  purposes  are  required by the  applicable operating  agreement  to be United  States  Persons,  (iii) an estate  the income of which is  includible  in gross income for United  States tax  purposes,  regardless  of its source,  or (iv) a trust if a court  within the United
States is able to exercise primary  supervision over the  administration of the trust and one or more United States persons  have  authority  to  control  all  substantial  decisions  of the  trust.  Notwithstanding  the  preceding sentence,  to the extent  provided in Treasury  regulations,  certain  Trusts in existence on August 20, 1996,  and treated  as United  States  persons  prior to such  date,  that elect to  continue  to be treated as United  States persons will also be a U.S. Person.

         U.S.A.  Patriot Act: Uniting and  Strengthening  America by Providing  Appropriate  Tools to Intercept and
Obstruct Terrorism Act of 2001, as amended.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.     Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  `hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal" of the Mortgage Loans shall  mean,  with  respect to the Sharia  Mortgage  Loans,  amounts in respect  profit  payments  and  acquisition payments, respectively.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;

                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The Company,  concurrently  with the execution and delivery hereof,  does hereby assign to the Trustee for the benefit of the  Certificateholders  without recourse all the right, title and interest of the Company in and to the Mortgage  Loans,  including all interest and principal  received on or with respect to the Mortgage Loans after the Cut-off  Date (other than  payments of principal  and  interest  due on the Mortgage  Loans in the month of the
Cut-off  Date).  In connection  with such transfer and  assignment,  the Company does hereby deliver to the Trustee the  Certificate  Policy (as  defined  in the  Series  Supplement),  if any for the  benefit of the  Holders of the
Insured Certificates (as defined in the Series Supplement).

(b)      In  connection  with such  assignment,  except as set forth in  Section  2.01(c)  and  subject  to Section
2.01(d) below,  the Company does hereby (1) with respect to each Mortgage Loan (other than a Cooperative  Loan or a
Sharia  Mortgage  Loan),  deliver to the Master  Servicer  (or an  Affiliate  of the Master  Servicer)  each of the documents or  instruments  described in clause  (I)(ii)  below (and the Master  Servicer  shall hold (or cause such
Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all  present  and future
Certificateholders),  (2) with respect to each MOM Loan, deliver to and deposit with the Trustee,  or the Custodian on behalf of the  Trustee,  the  documents  or  instruments  described  in clauses  (I)(i) and (v) below,  (3) with respect  to each  Mortgage  Loan that is not a MOM Loan but is  registered  on the  MERS(R)System,  deliver  to and deposit with the Trustee, or to the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i),  (iv) and (v)  below,  (4) with  respect to each  Mortgage  Loan that is not a MOM Loan and is not registered  on the MERS(R)System,  deliver to and deposit  with the Trustee,  or to the  Custodian on behalf of the
Trustee,  the  documents  or  instruments  described in clauses  (I)(i),  (iii),  (iv) and (v) below,  and (5) with respect to each  Cooperative  Loan and Sharia  Mortgage  Loan,  deliver to and deposit with the Trustee,  or to the
Custodian  on behalf of the  Trustee,  the  documents  and  instruments  described  in clause (II) and clause (III)
below:

         (I) with respect to each Mortgage Loan so assigned  (other than a  Cooperative  Loan or a Sharia  Mortgage
Loan):

(i)                        The original  Mortgage Note,  endorsed  without recourse in blank or to the order of the
         Trustee,  and  showing  an  unbroken  chain of  endorsements  from the  originator  thereof  to the Person endorsing it to the  Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note affidavit  from the related  Seller or  Residential  Funding  stating that the original  Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated
         thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)    The original  Assignment of the Mortgage to the Trustee with evidence of recording  indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is
         registered  on the MERS(R)System and noting the  presence  of a MIN) with  evidence of  recordation  noted
         thereon or attached  thereto,  or a copy of such  assignment or  assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement

         (II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)     A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the
         Cooperative Loan with intervening  assignments  showing an unbroken chain of title from such originator to the Trustee or a copy of such  Cooperative  Lease and Assignment of  Proprietary  Lease and copies of such intervening assignments;

(iii)    The related  Cooperative  Stock  Certificate,  representing  the related  Cooperative  Stock  pledged with respect to such  Cooperative  Loan,  together with an undated  stock power (or other  similar  instrument)
         executed in blank or copies thereof;

(iv)     The original  recognition  agreement by the  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

(v)      The Security Agreement or a copy thereof;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and  any  continuation  statements,  filed  by the originator  of  such  Cooperative  Loan as  secured  party,  each  with  evidence  of  recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease;

(vii)    Copies of the filed UCC-3  assignments  of the security  interest  referenced in clause (vi) above showing an unbroken  chain of title from the originator to the Trustee,  each with evidence of recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease;

(viii)   An executed  assignment  of the  interest of the  originator  in the  Security  Agreement,  Assignment  of
         Proprietary  Lease and the  recognition  agreement  referenced  in clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee, or a copy thereof;

(ix)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Cooperative Loan or a copy of each  modification,  assumption  agreement or preferred loan agreement;
         and

(x)      A duly completed UCC-1 financing  statement showing the Master Servicer as debtor,  the Company as secured party and the Trustee as assignee and a duly completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured party,  each in a form  sufficient  for filing,  evidencing the interest of such debtors in the Cooperative Loans or copies thereof;

         (III) with respect to each Sharia Mortgage Loan so assigned:

                  (i)      The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee  and  showing an unbroken  chain of  endorsements  from the  originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Obligation  to Pay, an original  affidavit from the related  Seller or  Residential  Funding  stating that the original  Obligation  to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay;

                  (ii)     The original  Sharia  Mortgage  Loan  Security  Instrument,  with  evidence of recording indicated  thereon or a copy of the Sharia  Mortgage Loan Security  Instrument  with evidence of recording indicated thereon;

                  (iii)    An original  Assignment  and Amendment of Security  Instrument,  assigned to the Trustee with  evidence of  recording  indicated  thereon or a copy of such  Assignment  and  Amendment of Security
         Instrument with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or assignments  of the Sharia  Mortgage Loan Security
         Instrument  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee with evidence of recordation noted thereon or attached  thereto,  or a copy of such assignment or  assignments  of the Sharia  Mortgage Loan  Security  Instrument  with evidence of recording  indicated
         thereon;

                  (v)      The original  Sharia  Mortgage Loan  Co-Ownership  Agreement with respect to the related
         Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

                  (vi)     The original of each  modification  or assumption  agreement,  if any,  relating to such
         Sharia Mortgage Loan or a copy of each modification or assumption agreement.

(c)      The  Company  may,  in  lieu  of  delivering   the  original  of  the  documents  set  forth  in  Sections
2.01(b)(I)(iii),  (iv) and (v), Sections  (b)(II)(ii),  (iv),  (vii),  (ix) and (x) and Sections  2.01(b)(III)(ii),
(iii),  (iv),  (v) and (vi) (or copies  thereof)  to the  Trustee  or to the  Custodian  on behalf of the  Trustee, deliver such documents to the Master  Servicer,  and the Master Servicer shall hold such documents in trust for the use and  benefit  of all  present  and  future  Certificateholders  until  such  time as is set  forth  in the next sentence.  Within  thirty  Business  Days  following  the earlier of (i) the receipt of the  original of all of the documents or instruments set forth in Sections  2.01(b)(I)(iii),  (iv) and (v), Sections (b)(II)(ii),  (iv), (vii),
(ix) and (x) and Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and (vi) (or copies  thereof) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver  those  documents  with respect to any or all of the Mortgage
Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties  hereto  agree that it is not intended  that any  Mortgage  Loan be included in the Trust Fund that is either (i) a "High-Cost  Home Loan" as defined in the New Jersey Home Ownership Act effective  November 27,
2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act  effective  January 1,
2004,  (iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan Practices Act
effective  November  7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the  Indiana  House  Enrolled  Act No.
1229, effective as of January 1, 2005.

(d)      Notwithstanding  the provisions of Section  2.01(c),  in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording  thereon  concurrently  with the execution and delivery of this  Agreement  because of (i) a delay caused by the public  recording  office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Company  shall  deliver or cause to be delivered  to the Trustee or to the  Custodian on behalf of the Trustee a copy of such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement.

         The Company (i) shall  promptly  cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause  (I)(iii) of Section  2.01(b),  except (a) in states  where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the mortgagee of record solely as nominee for the Seller and its  successors  and  assigns,  (ii)  shall  promptly  cause to be filed the Form  UCC-3  assignment  and UCC-1 financing  statement  referred to in clauses  (II)(vii) and (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the appropriate  public  recording office for real property records the Assignment
Agreement  and  Amendment  of Security  Instrument  referred to in clause  (III)(iii)  of Section  2.01(b).  If any
Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable, is lost or  returned  unrecorded  to the  Company  because of any  defect  therein,  the  Company  shall  prepare a substitute  Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  or cure such  defect,  as the case may be, and cause  such  Assignment  or  Assignment  Agreement  and
Amendment of Security  Instrument  to be recorded in accordance  with this  paragraph.  The Company shall  promptly deliver  or  cause to be  delivered  to the  applicable  person  described  in  Section  2.01(b),  any  Assignment, substitute  Assignment,  Assignment  Agreement and Amendment of Security Instrument or Form UCC-3 or Form UCC-1, as
applicable,  (or copy thereof)  recorded in connection  with this paragraph,  with evidence of recording  indicated
thereon at the time  specified in Section  2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the
Master  Servicer will use its best efforts to file timely  continuation  statements  with regard to each  financing statement and assignment  relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located outside of the State of New York.

         If the Company  delivers to the Trustee or to the  Custodian on behalf of the Trustee any  Mortgage  Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note,  Obligation to
Pay,  Assignment  Agreement  and  Amendment of Security  Instrument  and  Assignment of Mortgage in the name of the
Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         In  connection  with the  assignment of any Mortgage  Loan  registered  on the MERS(R)System,  the Company further  agrees that it will cause,  at the Company's own expense,  within 30 Business Days after the Closing Date, the MERS(R)System to  indicate  that such  Mortgage  Loans have been  assigned  by the  Company  to the  Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool  Field" which  identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)      Residential  Funding  hereby  assigns  to the  Trustee  its  security  interest  in and to any  Additional
Collateral  or Pledged  Assets,  its right to  receive  amounts  due or to become due in respect of any  Additional
Collateral or Pledged Assets  pursuant to the related  Subservicing  Agreement and its rights as beneficiary  under the Surety Bond in respect of any Additional  Collateral Loans.  With respect to any Additional  Collateral Loan or
Pledged  Asset Loan,  Residential  Funding  shall  cause to be filed in the  appropriate  recording  office a UCC-3 statement giving notice of the assignment of the related  security  interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)      It is intended  that the  conveyance  by the Company to the Trustee of the Mortgage  Loans as provided for in this Section 2.01 be and the Uncertificated  REMIC Regular Interests,  if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage  Loans and any  Uncertificated  REMIC  Regular
Interests for the benefit of the  Certificateholders.  Further,  it is not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans and any  Uncertificated  REMIC Regular Interests by the Company to the Trustee
to secure a debt or other  obligation  of the  Company.  Nonetheless,  (a) this  Agreement  is  intended  to be and hereby is a security  agreement within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code and
the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the  Trustee of a security  interest in all of the  Company's  right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to any and all general  intangibles,  payment  intangibles,  accounts,  chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  and other  property of whatever  kind or  description  now  existing or hereafter acquired  consisting of, arising from or relating to any of the following:  (A) the Mortgage  Loans,  including (i)
with respect to each Cooperative  Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary
Lease,  Cooperative  Stock  Certificate and Cooperative  Lease, (ii) with respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan Security Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Obligation to Pay
and  Assignment  Agreement  and  Amendment of Security  Instrument,  (iii) with respect to each Mortgage Loan other than a Cooperative Loan or a Sharia Mortgage Loan, the related  Mortgage Note and Mortgage,  and (iv) any insurance policies and all other  documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage
Loans in accordance with the terms thereof,  (C) any  Uncertificated  REMIC Regular  Interests and (D) all proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including without  limitation all amounts from time to time held or invested in the Certificate  Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities  or other  property  and (2) an assignment by the Company to the Trustee of any security  interest in any and all of  Residential  Funding's  right
(including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property described in the foregoing clauses (1)(A),  (B), (C) and (D) granted by Residential  Funding to the Company  pursuant to the Assignment  Agreement;  (c) the possession by the Trustee,  any Custodian on behalf of the  Trustee or any other agent of the  Trustee of  Mortgage  Notes or such other  items of property as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit  accounts,  letters of credit, advices  of  credit,  investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to be
"possession by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable jurisdiction as in effect (including,  without limitation,  Sections 8-106,
9-313,  9-314 and 9-106 thereof);  and (d)  notifications  to persons holding such property,  and  acknowledgments,
receipts  or  confirmations   from  persons  holding  such  property,   shall  be  deemed   notifications   to,  or
acknowledgments,  receipts  or  confirmations  from,  securities  intermediaries,  bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee  shall,  to the extent consistent  with this  Agreement,  take such  reasonable  actions  as may be  necessary  to  ensure  that,  if this
Agreement were determined to create a security  interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular
Interests and the other  property  described  above,  such security  interest would be determined to be a perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as
evidenced by an Officers'  Certificate of the Company,  including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned by (1) any change of name of Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any  change of type or  jurisdiction  of  organization  of  Residential  Funding or the
Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any Mortgage  Loan or (4) any
transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)      The Master  Servicer  hereby  acknowledges  the receipt by it of the Initial  Monthly  Payment  Fund.  The
Master  Servicer  shall hold such Initial  Monthly  Payment Fund in the  Custodial  Account and shall  include such
Initial  Monthly  Payment  Fund  in  the  Available   Distribution  Amount  for  the  initial   Distribution  Date.
Notwithstanding  anything  herein to the contrary,  the Initial  Monthly  Payment Fund shall not be an asset of any
REMIC.  To the extent that the Initial  Monthly  Payment Fund  constitutes  a reserve  fund for federal  income tax purposes,  (1) it shall be an  outside  reserve  fund and not an asset of any  REMIC,  (2) it shall be owned by the
Seller  and (3)  amounts  transferred  by any  REMIC to the  Initial  Monthly  Payment  Fund  shall be  treated  as transferred  to the Seller or any  successor,  all  within the  meaning  of  Section  1.860G-2(h)  of the  Treasury
Regulations.

(h)      The  Company  agrees  that the sale of each  Pledged  Asset  Loan  pursuant  to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and conveyance to the Trustee,  without  recourse (but subject to the Company's  covenants,  representations and warranties  specifically  provided herein), of all of the
Company's  obligations and all of the Company's  right,  title and interest in, to and under,  whether now existing or  hereafter  acquired  as owner of the  Mortgage  Loan with  respect to any and all money,  securities,  security entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts, certificates of deposit,  commodities contracts,  and other investment property and other property of whatever kind or description  consisting of, arising from or related to (i) the Assigned Contracts,  (ii) all rights,  powers and remedies  of the  Company  as owner of such  Mortgage  Loan under or in  connection  with the  Assigned  Contracts, whether arising under the terms of such Assigned  Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor  under or in connection  with the Assigned  Contracts,  including all rights to exercise  any  election  or option or to make any  decision  or  determination  or to give or receive  any  notice,
consent,  approval  or  waiver  thereunder,  (iii)  the  Pledged  Amounts  and  all  money,  securities,   security
entitlements,  accounts,  general  intangibles,  payment  intangibles,  instruments,  documents,  deposit accounts, certificates of deposit,  commodities contracts,  and other investment property and other property of whatever kind or  description  and all cash and  non-cash  proceeds of the sale,  exchange,  or  redemption  of, and all stock or conversion  rights,  rights  to  subscribe,  liquidation  dividends  or  preferences,  stock  dividends,  rights to interest,  dividends,  earnings,  income, rents, issues, profits,  interest payments or other distributions of cash or other  property  that  secures a Pledged  Asset  Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and
(v) all insurance  proceeds  (including  proceeds from the Federal Deposit Insurance  Corporation or the Securities
Investor  Protection  Corporation or any other insurance  company) of any of the foregoing or replacements  thereof or  substitutions  therefor,  proceeds of proceeds and the conversion,  voluntary or  involuntary,  of any thereof.
The foregoing  transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the creation,  or an assumption  by the Trustee,  of any  obligation of the Company,  or any other person in connection with the Pledged  Assets or under any agreement or instrument  relating  thereto,  including any  obligation to the
Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the  Trustee) of the  documents  required to be  delivered  to the Trustee (or the
Custodian  on  behalf of the  Trustee)  pursuant  to  Section  2.01(b)  above  (except  that for  purposes  of such acknowledgement  only,  a Mortgage  Note may be endorsed in blank) and  declares  that it, or the  Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting  a part of the  Custodial  Files delivered to it, or a Custodian  as its agent,  and the rights of  Residential  Funding with respect to any Pledged
Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee  pursuant to Section 2.01, in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (the  Custodian  being so obligated under a Custodial Agreement) agrees, for the benefit of  Certificateholders,  to review each Custodial
File  delivered  to it pursuant to Section  2.01(b)  within 45 days after the Closing  Date to  ascertain  that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received, and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate  (the "Interim  Certification")  to the effect that all documents  required to be  delivered  pursuant to Section  2.01(b)  above have been  executed and received and that such  documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions listed on Schedule A attached to such Interim  Certification.  Upon delivery of the Custodial  Files by the Company or the Master  Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage  Loans subject to a
Custodial  Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed  agent of the Trustee) of the documents  referred to in Section 2.01(c)
above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Custodial  File to be missing or  defective,  the  Trustee  shall  promptly so notify the Master  Servicer  and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master Servicer,  the
Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially and  adversely  affects  the  interests  of the  Certificateholders,  the Master  Servicer  shall  promptly  notify
Residential  Funding of such  omission or defect and request  Residential  Funding to correct or cure such omission or defect  within 60 days from the date the Master  Servicer  was  notified  of such  omission  or defect  and,  if
Residential  Funding  does not correct or cure such  omission or defect  within such  period,  require  Residential
Funding to purchase  such  Mortgage  Loan from the Trust Fund at its Purchase  Price,  within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be  deposited  by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to Section 3.07 and,  upon  receipt by the Trustee of written  notification  of such  deposit  signed by a
Servicing  Officer,  the Master  Servicer,  the Trustee or the  Custodian,  as the case may be,  shall  release the contents of any  related  Mortgage  File in its  possession  to the owner of such  Mortgage  Loan (or such  owners'
designee)  and the Trustee  shall execute and deliver such  instruments  of transfer or assignment  prepared by the
Master  Servicer,  in each case  without  recourse,  as shall be necessary  to vest in  Residential  Funding or its designee any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the
Trust Fund.  It is understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase any
Mortgage  Loan as to which a material  and adverse  defect in or omission of a  constituent  document  exists shall constitute the sole remedy  respecting such defect or omission  available to  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations,  Warranties and Covenants of the Master Servicer and the Company.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that as of the Closing Date:

(i)      The Master Servicer is a limited liability  company duly organized,  validly existing and in good standing under the laws  governing  its creation and  existence  and is or will be in  compliance  with the laws of each  state  in  which  any  Mortgaged  Property  is  located  to  the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate  of  Formation  or
         Limited  Liability  Company  Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming  due  authorization,  execution  and  delivery by the Trustee and the  Company, constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
         Master  Servicer  which would  prohibit its entering  into this  Agreement or performing  its  obligations under this Agreement;

(vi)     The Master  Servicer will comply in all material  respects in the  performance  of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Company,  any  Affiliate of the Company or the Trustee by the Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue  statement of a material fact or omit a material fact  necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer  are acceptable to the Master  Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02; and

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(a)  shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon  discovery by either the Company,  the Master  Servicer,  the Trustee or the Custodian of a breach of any  representation  or warranty set forth in this Section  2.03(a)  which  materially  and  adversely  affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written  notice to the other parties (the  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its  discovery  or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such breach in all  material  respects or (ii) to the extent that such  breach is with  respect to a Mortgage  Loan or a related  document,  purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section  2.02;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a
"qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within
90 days from the date such breach was  discovered.  The  obligation  of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section  2.03(a)  available  to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.

(b)      Representations  and  warranties  relating to the Mortgage  Loans are set forth in Section  2.03(b) of the
Series Supplement.

Section 2.04.     Representations and Warranties of Residential Funding.

         The Company,  as assignee of  Residential  Funding under the Assignment  Agreement,  hereby assigns to the
Trustee for the benefit of  Certificateholders  all of its right,  title and interest in respect of the  Assignment
Agreement  applicable to a Mortgage Loan. Insofar as the Assignment  Agreement relates to the  representations  and warranties made by Residential  Funding in respect of such Mortgage Loan and any remedies  provided  thereunder for any breach of such  representations  and warranties,  such right,  title and interest may be enforced by the Master
Servicer  on behalf of the  Trustee and the  Certificateholders.  Upon the  discovery  by the  Company,  the Master
Servicer,  the  Trustee or the  Custodian  of a breach of any of the  representations  and  warranties  made in the
Assignment  Agreement  (which,  for  purposes  hereof,  will be deemed to include any other cause  giving rise to a repurchase  obligation  under the  Assignment  Agreement)  in respect of any  Mortgage  Loan which  materially  and adversely  affects the  interests of the  Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (the  Custodian  being so obligated  under a Custodial
Agreement).  The Master  Servicer  shall  promptly  notify  Residential  Funding of such  breach and  request  that
Residential  Funding either (i) cure such breach in all material  respects  within 90 days from the date the Master
Servicer  was  notified of such breach or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase
Price and in the manner set forth in Section  2.02;  provided  that  Residential  Funding  shall have the option to substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the breach would cause the  Mortgage  Loan to be other than a "qualified  mortgage"  as defined in Section  860G(a)(3)  of the Code,  any such cure,  repurchase  or substitution  must  occur  within 90 days from the date the breach was  discovered.  If a breach of the  Compliance
With Laws  Representation  has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to
Section 4 of the Assignment  Agreement,  then the Master Servicer shall request that Residential Funding pay to the
Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense that was  actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently with such payment.  In the event that  Residential  Funding  elects to substitute a Qualified  Substitute  Mortgage
Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the
Trustee or the  Custodian  for the benefit of the  Certificateholders  with  respect to such  Qualified  Substitute
Mortgage Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an Assignment of the Mortgage in recordable form, if required  pursuant to Section  2.01,  and such other  documents and  agreements as are required by Section
2.01,  with the Mortgage Note endorsed as required by Section  2.01. No  substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments due with  respect to  Qualified  Substitute
Mortgage  Loans in the  month of  substitution  shall  not be part of the Trust  Fund and will be  retained  by the
Master  Servicer and remitted by the Master  Servicer to Residential  Funding on the next  succeeding  Distribution
Date. For the month of  substitution,  distributions  to the  Certificateholders  will include the Monthly  Payment due on a Deleted  Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage  Loan  Schedule,  and, if the Deleted  Mortgage  Loan was a Discount  Mortgage  Loan,  the Schedule of
Discount  Fractions,  for the benefit of the  Certificateholders  to reflect the removal of such  Deleted  Mortgage
Loan and the  substitution  of the  Qualified  Substitute  Mortgage  Loan or Loans and the  Master  Servicer  shall deliver the amended  Mortgage Loan Schedule,  and, if the Deleted  Mortgage Loan was a Discount  Mortgage Loan, the
amended  Schedule  of  Discount  Fractions,  to the  Trustee.  Upon such  substitution,  the  Qualified  Substitute
Mortgage Loan or Loans shall be subject to the terms of this  Agreement and the related  Subservicing  Agreement in all respects,  Residential  Funding shall be deemed to have made the representations and warranties with respect to the Qualified  Substitute  Mortgage Loan  contained in the related  Assignment  Agreement,  and the Company and the
Master  Servicer shall be deemed to have made with respect to any Qualified  Substitute  Mortgage Loan or Loans, as
of the date of  substitution,  the  covenants,  representations  and  warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the  Assignment  Agreement,  and the Master  Servicer shall be obligated to repurchase or substitute for any Qualified  Substitute  Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master  Servicer will determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give  notice in writing to the Trustee of such event,  which  notice  shall be  accompanied  by an  Officers'
Certificate as to the  calculation of such shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect that such  substitution  will not cause (a) any  federal tax to be imposed on the Trust Fund,  including without  limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase, or to  substitute  for, a Mortgage  Loan as to which such a breach has occurred and is  continuing  and to make any additional  payments  required under the Assignment  Agreement in connection  with a breach of the Compliance  With
Laws  Representation  shall constitute the sole remedy  respecting such breach available to the  Certificateholders or the Trustee on behalf of  Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution  provided for in the second  preceding  paragraph  in the event of such a breach of a  representation  or warranty  made by  Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage
Loan by Residential  Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's  right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of  Certificates/Issuance  of Certificates  Evidencing Interests in
                           REMIC I Certificates.

                  As provided in Section 2.05 of the Series Supplement.

Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

                  As provided in Section 2.06 of the Series Supplement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

                  As provided in Section 2.07 of the Series Supplement.

Section 2.08.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)      subject to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The  trust is  hereby  authorized  to engage in the  foregoing  activities.  Notwithstanding  the provisions  of  Section  11.01,  the trust  shall not engage in any  activity  other  than in  connection  with the foregoing  or other  than as  required  or  authorized  by the terms of this  Agreement  while any  Certificate  is outstanding,  and this Section 2.08 may not be amended, without the consent of the Certificateholders  evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this
Agreement  and the  respective  Mortgage  Loans and shall have full power and  authority,  acting  alone or through
Subservicers  as provided in Section  3.02,  to do any and all things  which it may deem  necessary or desirable in connection with such servicing and  administration.  Without  limiting the generality of the foregoing,  the Master
Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be,  believes it appropriate  in its best  judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them, any and all instruments of  satisfaction  or  cancellation,  or of partial or full release or  discharge,  or of consent to  assumption  or modification  in  connection  with a proposed  conveyance,  or of  assignment  of any Mortgage and Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the modification  or re-recording of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the  Mortgage  in favor of a public  utility  company or  government  agency or unit with powers of eminent domain,  the taking of a deed in lieu of foreclosure,  the  commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related Insurer,  the acquisition of any property  acquired by foreclosure or deed in lieu of foreclosure,  or the  management,  marketing and conveyance of any property  acquired by foreclosure  or deed in lieu of  foreclosure  with respect to the Mortgage Loans and with respect to the Mortgaged  Properties.  The Master Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the  Trustee,  in its own name or in the name of the  Subservicer,  when the
Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment to register any Mortgage  Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage  Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other  comparable  instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its  successors  and  assigns.  Any expenses incurred in connection with the actions  described in the preceding  sentence shall be borne by the Master Servicer in  accordance  with  Section  3.16(c),  with no right of  reimbursement;  provided,  that if,  as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS System,  it becomes  necessary to remove any Mortgage Loan from  registration  on the MERS System and to arrange for the assignment of the related
Mortgages  to  the  Trustee,   then  any  related   expenses  shall  be  reimbursable   to  the  Master   Servicer.
Notwithstanding  the foregoing,  subject to Section 3.07(a),  the Master Servicer shall not permit any modification with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage Loan within the meaning of  Section  1001 of the Code and any  proposed,  temporary  or final  regulations  promulgated  thereunder
(other than in  connection  with a proposed  conveyance  or  assumption  of such Mortgage Loan that is treated as a
Principal  Prepayment  in Full  pursuant to Section  3.13(d)  hereof) and cause any REMIC  formed  under the Series
Supplement to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master  Servicer with any powers of attorney  and other  documents  necessary  or  appropriate  to enable the Master  Servicer to service and administer  the Mortgage  Loans.  The Trustee  shall not be liable for any action  taken by the Master  Servicer or any Subservicer  pursuant to such powers of attorney.  In servicing and administering any  Nonsubserviced  Mortgage
Loan, the Master  Servicer  shall,  to the extent not  inconsistent  with this  Agreement,  comply with the Program
Guide as if it were the originator of such Mortgage Loan and had retained the servicing  rights and  obligations in respect  thereof.  In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any
Affiliate of the Master  Servicer (i) may perform  services such as appraisals and brokerage  services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable  compensation  therefor in accordance  with  Section 3.10 and (ii) may, at its own  discretion  and on behalf of the  Trustee,  obtain  credit information in the form of a "credit score" from a credit repository.

(b)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely  payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)      The  Master  Servicer  may  enter  into  one or  more  agreements  in  connection  with  the  offering  of pass-through  certificates  evidencing  interests in one or more of the  Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.     Subservicing  Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                           and Sellers' Obligations.

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  of a Mortgage  Loan shall be entitled to receive and retain,  as provided in the related  Subservicing
Agreement and in Section 3.07,  the related  Subservicing  Fee from payments of interest  received on such Mortgage
Loan after  payment of all  amounts  required to be  remitted  to the Master  Servicer in respect of such  Mortgage
Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the Master  Servicer  shall be entitled to receive  and  retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.  Unless  the  context otherwise  requires,  references  in this  Agreement  to  actions  taken or to be taken by the Master  Servicer  in servicing  the  Mortgage  Loans  include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master
Servicer.  Each  Subservicing  Agreement  will be upon such  terms and  conditions  as are  generally  required  or permitted by the Program Guide and are not  inconsistent  with this  Agreement  and as the Master  Servicer and the
Subservicer  have agreed.  A  representative  form of Subservicing  Agreement is attached hereto as Exhibit E. With the  approval of the Master  Servicer,  a  Subservicer  may  delegate  its  servicing  obligations  to  third-party servicers,  but such  Subservicer  will remain  obligated  under the  related  Subservicing  Agreement.  The Master
Servicer and a Subservicer may enter into amendments  thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect  the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing
Agreements;  provided,  however,  that any such  amendments  or different  forms shall be  consistent  with and not violate the  provisions  of either this  Agreement  or the Program  Guide in a manner  which would  materially  and adversely affect the interests of the  Certificateholders.  The Program Guide and any other Subservicing  Agreement entered into between the Master  Servicer and any  Subservicer  shall require the  Subservicer  to  accurately  and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)      As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement and of each Seller under the related Seller's  Agreement  insofar as the
Company's  rights with respect to Seller's  obligation  has been assigned to the Trustee  hereunder,  to the extent that the  non-performance  of any such Seller's  obligation  would have a material and adverse effect on a Mortgage
Loan,  including,  without  limitation,  the  obligation  to  purchase  a Mortgage  Loan on  account  of  defective documentation,  as  described  in Section  2.02,  or on account of a breach of a  representation  or  warranty,  as described in Section 2.04.  Such  enforcement,  including,  without  limitation,  the legal  prosecution of claims, termination  of  Subservicing  Agreements  or  Seller's  Agreements,  as  appropriate,  and the  pursuit  of  other appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such time as the  Master
Servicer  would employ in its good faith business  judgment and which are normal and usual in its general  mortgage servicing  activities.  The Master Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement to the extent,  if any, that such  recovery  exceeds  all  amounts  due in respect  of the  related  Mortgage  Loan or (ii) from a specific recovery of costs,  expenses or attorneys  fees against the party against whom such  enforcement  is directed.  For purposes of  clarification  only,  the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the enforcement of a Seller's  obligations  (insofar as the Company's  rights with respect to such Seller's  obligations  have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer  or  otherwise,  the  Master  Servicer  shall  remain  obligated  and  liable  to the  Trustee  and the
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01 without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements  or arrangements or by virtue of  indemnification  from the Subservicer or the Company and to the same extent and under the same terms and  conditions  as if the Master  Servicer  alone were  servicing  and  administering  the Mortgage
Loans.  The  Master  Servicer  shall be  entitled  to enter into any  agreement  with a  Subservicer  or Seller for indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer  alone and the Trustee and the  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the
Subservicer  in its capacity as such except as set forth in Section  3.06.  The  foregoing  provision  shall not in any way limit a  Subservicer's  obligation  to cure an  omission  or defect or to  repurchase  a  Mortgage  Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      If the Master  Servicer shall for any reason no longer be the master  servicer  (including by reason of an
Event of  Default),  the  Trustee,  its  designee or its  successor  shall  thereupon  assume all of the rights and obligations  of the  Master  Servicer  under each  Subservicing  Agreement  that may have been  entered  into.  The
Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the Master
Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been  assigned to the assuming  party except that the Master
Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)      The  Master  Servicer  shall,  upon  request of the  Trustee  but at the  expense of the Master  Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments;  Deposits to Custodial Account.

(a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent  with the  foregoing,  the Master  Servicer may in its  discretion (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage
Loan and (ii)  extend the Due Date for  payments  due on a Mortgage  Loan in  accordance  with the  Program  Guide;
provided,  however,  that the Master  Servicer  shall first  determine  that any such waiver or extension  will not impair the  coverage  of any  related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the related  Mortgage.  Notwithstanding  anything  in this  Section  to the  contrary,  the Master  Servicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however,  that no such extension  shall be made if any such advance would be a  Nonrecoverable
Advance.  Consistent  with the terms of this  Agreement,  the Master  Servicer  may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant  indulgence  to  any  Mortgagor  if  in  the  Master  Servicer's  determination  such  waiver,  modification, postponement  or  indulgence is not  materially  adverse to the  interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result absent such  action);  provided,  however,  that the Master
Servicer may not modify  materially  or permit any  Subservicer  to modify any  Mortgage  Loan,  including  without limitation any modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest
(unless in connection  with the liquidation of the related  Mortgage Loan or except in connection with  prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage Loan),  capitalize any amounts  owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the Mortgage
Loan, or extend the final maturity date of such Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master  Servicer,  such default is  reasonably  foreseeable;  provided,  further,  that (1) no such modification  shall reduce the interest rate on a Mortgage Loan below the rate at which the  Subservicing  Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate  Insurer,  if any, accrues and (2) the final  maturity date for any Mortgage Loan shall not be extended  beyond the Maturity  Date. In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully  amortized  over the  remaining  term of such  Mortgage  Loan,  and such  amounts may be added to the outstanding  principal  balance of a Mortgage  Loan only once  during the life of such  Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence shall be implemented in accordance  with the Program
Guide and may be  implemented  only by  Subservicers  that have  been  approved  by the  Master  Servicer  for such purpose.  In  connection  with any  Curtailment  of a  Mortgage  Loan,  the  Master  Servicer,  to the  extent  not inconsistent  with the terms of the Mortgage  Note and local law and  practice,  may permit the Mortgage Loan to be reamortized  such that the Monthly  Payment is  recalculated  as an amount that will fully  amortize the  remaining
Stated  Principal  Balance  thereof by the original  Maturity Date based on the original  Mortgage Rate;  provided, that such  re-amortization  shall not be permitted if it would  constitute  a reissuance  of the Mortgage  Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the Cut-off  Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
         Loans  and the  principal  component  of any  Subservicer  Advance  or of any  REO  Proceeds  received  in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All  payments  on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage  Loans,  including
         Buydown  Funds,  if any, and the  interest  component  of any  Subservicer  Advance or of any REO Proceeds
         received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
         Subservicer);

(iv)     All proceeds of any Mortgage  Loans  purchased  pursuant to Section 2.02,  2.03,  2.04 or 4.07  (including amounts  received from  Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment
         Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the  Compliance
         With Laws  Representation  and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)      Any amounts required to be deposited pursuant to Section 3.07(c), 3.08(b) or 3.21;

(vi)     All amounts  transferred from the Certificate  Account to the Custodial Account in accordance with Section
         4.02(a);

(vii)    Any amounts  realized by the  Subservicer and received by the Master Servicer in respect of any Additional
         Collateral; and

(viii)   Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing  requirements  for deposit in the  Custodial  Account shall be  exclusive,  it being  understood  and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of payments in respect of principal  and  interest on the Mortgage  Loans due on or before the Cut-off Date) and, unless otherwise set forth in the series  supplement,  payments or collections in the nature of  prepayment  charges or late  payment  charges or  assumption  fees may but need not be  deposited by the
Master  Servicer in the  Custodial  Account.  In the event any amount not required to be deposited in the Custodial
Account is so deposited,  the Master Servicer may at any time withdraw such amount from the Custodial Account,  any provision  herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust  funds  created for  mortgage  pass-through  certificates  of other  Series and may contain  other funds respecting  payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of  others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall  keep  records  that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  Further,  the Master  Servicer  shall,  not less  frequently  than every two
Business  Days,  remove  from the  Custodial  Account any funds  relating  to Mortgage  Loans that are owned by the
Master Servicer.

         With respect to Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master
Servicer  may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution
Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)      The  Master  Servicer  shall use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All  income  and gain  realized  from any such  investment  shall be for the  benefit of the
Master Servicer as additional  servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the  Custodial  Account by the Master  Servicer out
of its own funds immediately as realized without any right of reimbursement.

(d)      The Master  Servicer  shall give notice to the  Trustee  and the Company of any change in the  location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the Master  Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the
Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted by the Subservicing  Agreement.
If the Subservicing  Account is not an Eligible Account,  the Master Servicer shall be deemed to have received such monies  upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit  in the
Subservicing  Account  payments or  collections  in the nature of prepayment  charges or late charges or assumption fees. On or before the date  specified in the Program  Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer,  pursuant to the Subservicing  Agreement,  to remit to the Master
Servicer  for deposit in the  Custodial  Account all funds held in the  Subservicing  Account  with respect to each
Mortgage  Loan  serviced  by such  Subservicer  that are  required  to be  remitted  to the  Master  Servicer.  The
Subservicer  will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments  of principal and interest less its  Subservicing
Fees on any  Mortgage  Loans for which  payment was not received by the  Subservicer.  This  obligation  to advance with respect to each Mortgage  Loan will continue up to and including the first of the month  following the date on which the  related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances  received by the Master  Servicer shall be deposited  promptly by it in the Custodial Account.

(b)      The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage
Rate in the case of a Modified  Mortgage  Loan) on any  Curtailment  received by such  Subservicer  in respect of a
Mortgage Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer to reduce the unpaid  principal  balance  of the  related  Mortgage  Loan as of the  first  day of such  month,  from the date of application of such Curtailment to the first day of the following month.

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance
Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable  to the Master  Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made pursuant to Sections 3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a) (with respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this  Agreement in accordance  with Section 9.01 or in accordance  with the Program  Guide.  As part of its servicing  duties,  the Master Servicer  shall,  and the  Subservicers  will,  pursuant to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the payments  referred to in the  preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         If  compliance  with this  Section  3.09  shall make any Class of  Certificates  legal for  investment  by federally insured savings and loan  associations,  the Master Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the  supervisory  agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon  reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer shall permit such representatives  to photocopy  any such  documentation  and shall  provide  equipment  for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to Section 3.07 that are  attributable  to the Mortgage  Loans for the following purposes:

(i)      to make deposits  into the  Certificate  Account in the amounts and in the manner  provided for in Section
         4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or other  expenses  made  pursuant  to Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or
         otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
         Proceeds,  Liquidation  Proceeds and proceeds  from the  purchase of a Mortgage  Loan  pursuant to Section
         2.02,  2.03,  2.04 or 4.07) which  represent (A) Late  Collections of Monthly  Payments for which any such advance  was made in the case of  Subservicer  Advances  or  Advances  pursuant  to  Section  4.04 and (B)
         recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to the related  Subservicer (if not previously  retained by such  Subservicer)  out of each payment received by the Master  Servicer on account of interest  on a Mortgage  Loan as  contemplated  by Sections
         3.14 and 3.16,  an amount equal to that  remaining  portion of any such payment as to interest (but not in excess of the  Subservicing  Fee, if not previously  retained)  which,  when deducted,  will result in the remaining  amount of such interest  being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate
         in the case of a Modified  Mortgage  Loan) on the amount  specified  in the  amortization  schedule of the related  Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as servicing  compensation  any interest or  investment  income earned on funds and other property  deposited in or credited to the  Custodial  Account that it is entitled to withdraw  pursuant to
         Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits and any amounts paid by a
         Mortgagor in connection  with a Principal  Prepayment in Full in respect of interest for any period during
         the  calendar  month  in  which  such   Principal   Prepayment  in  Full  is  to  be  distributed  to  the
         Certificateholders;

(vi)     to pay to itself,  a Subservicer,  a Seller,  Residential  Funding,  the Company or any other  appropriate
         Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred  pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts  received thereon and not required to be distributed to the  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the  extent  provided  in  subsection  (c) below,  and any  Advance or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment of the Master  Servicer, default is reasonably  foreseeable  pursuant to Section  3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)   to  reimburse  itself or the  Company  for  expenses  incurred  by and  reimbursable  to it or the Company pursuant to Sections  3.01(a),  3.11,  3.13,  3.14(c),  6.03,  10.01 or otherwise,  or in connection  with enforcing, in accordance with this Agreement, any repurchase,  substitution or indemnification  obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection  with the  restoration of property  damaged by an Uninsured  Cause,  and (b) in connection with the  liquidation  of a Mortgage  Loan or  disposition  of an REO  Property  to the  extent  not  otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.07.

(b)      Since,  in  connection  with  withdrawals  pursuant  to  clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan that the  Master  Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating  to an Advance  pursuant  to Section  4.04 on any such  Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such Advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of the Primary Insurance Policies; Collections Thereunder.

(a)      The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in non-coverage  under any applicable  Primary  Insurance  Policy of any loss which, but for the actions of the Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is  available,  the Master
Servicer  shall keep or cause to be kept in full force and effect  each such  Primary  Insurance  Policy  until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the
Appraised Value in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination in excess of 80%, provided  that such Primary  Insurance  Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance  Policy.  The Master Servicer shall be entitled to cancel or permit the  discontinuation  of any Primary  Insurance  Policy as to any Mortgage  Loan,  if the Stated  Principal  Balance of the Mortgage Loan is
reduced  below an amount equal to 80% of the  appraised  value of the related  Mortgaged  Property as determined in any appraisal  thereof after the Closing  Date, or if the  Loan-to-Value  Ratio is reduced below 80% as a result of principal  payments on the Mortgage  Loan after the Closing  Date.  In the event that the Company  gains  knowledge that as of the Closing Date, a Mortgage Loan had a  Loan-to-Value  Ratio at origination in excess of 80% and is not the subject of a Primary  Insurance Policy (and was not included in any exception to the  representation in Section
2.03(b)(iv))  and that such  Mortgage  Loan has a  current  Loan-to-Value  Ratio in  excess of 80% then the  Master
Servicer  shall use its  reasonable  efforts to obtain and maintain a Primary  Insurance  Policy to the extent that such a policy is  obtainable at a reasonable  price.  The Master  Servicer  shall not cancel or refuse to renew any such  Primary  Insurance  Policy  applicable  to a  Nonsubserviced  Mortgage  Loan,  or consent to any  Subservicer canceling or refusing to renew any such Primary  Insurance Policy  applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the  initial  issuance  of the  Certificates  and is  required to be kept in force hereunder unless the replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency  for  mortgage  pass-through certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)      In  connection  with its  activities  as  administrator  and  servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master Servicer,  the
Subservicer,  if any,  the  Trustee  and  Certificateholders,  claims to the  related  Insurer  under  any  Primary
Insurance Policies,  in a timely manner in accordance with such policies,  and, in this regard, to take or cause to be taken such  reasonable  action as shall be necessary to permit  recovery  under any Primary  Insurance  Policies respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07, any Insurance  Proceeds  collected by or remitted to the Master Servicer under any Primary Insurance  Policies shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer shall cause to be maintained  for each Mortgage Loan (other than a Cooperative  Loan)
fire insurance with extended  coverage in an amount which is equal to the lesser of the principal  balance owing on such  Mortgage  Loan or 100  percent of the  insurable  value of the  improvements;  provided,  however,  that such coverage  may not be less  than the  minimum  amount  required  to fully  compensate  for any loss or  damage  on a replacement  cost basis.  To the extent it may do so without  breaching  the related  Subservicing  Agreement,  the
Master  Servicer shall replace any Subservicer  that does not cause such insurance,  to the extent it is available, to be  maintained.  The Master  Servicer shall also cause to be maintained on property  acquired upon  foreclosure, or deed in lieu of  foreclosure,  of any  Mortgage  Loan (other  than a  Cooperative  Loan),  fire  insurance  with extended  coverage in an amount  which is at least equal to the amount  necessary to avoid the  application  of any co-insurance  clause  contained in the related  hazard  insurance  policy.  Pursuant to Section  3.07,  any amounts collected by the Master  Servicer under any such policies  (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or  property  thus  acquired  or amounts  released to the  Mortgagor  in accordance with the Master  Servicer's normal servicing  procedures)  shall be deposited in the Custodial  Account, subject to withdrawal  pursuant to Section 3.10. Any cost incurred by the Master  Servicer in maintaining  any such insurance shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such costs  shall be  recoverable  by the Master  Servicer  out of related  late  payments  by the  Mortgagor  or out of
Insurance  Proceeds and Liquidation  Proceeds to the extent  permitted by Section 3.10. It is understood and agreed that no  earthquake  or other  additional  insurance is to be required of any  Mortgagor or  maintained on property acquired in respect of a Mortgage  Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force  and as shall  require  such  additional  insurance.  Whenever  the  improvements  securing  a
Mortgage Loan (other than a  Cooperative  Loan) are located at the time of  origination  of such Mortgage Loan in a federally  designated  special flood hazard area, the Master  Servicer  shall cause flood  insurance (to the extent available) to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and (ii) the  maximum  amount of such  insurance  available  for the  related  Mortgaged  Property  under the national  flood  insurance  program  (assuming  that  the area in which  such  Mortgaged  Property  is  located  is participating in such program).

         If the Master  Servicer shall obtain and maintain a blanket fire insurance  policy with extended  coverage insuring  against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its  obligations as set forth in the first sentence of this Section  3.12(a),  it being  understood and agreed that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy  complying  with the first sentence of this  Section  3.12(a) and there shall have been a loss which would have been  covered by such  policy,  deposit in the  Certificate  Account the amount not otherwise  payable  under the blanket  policy  because of such  deductible clause.  Any such  deposit  by the Master  Servicer  shall be made on the  Certificate  Account  Deposit  Date next preceding the  Distribution  Date which occurs in the month  following the month in which  payments  under any such policy would have been  deposited in the Custodial  Account.  In connection  with its  activities as  administrator and servicer of the Mortgage Loans,  the Master Servicer  agrees to present,  on behalf of itself,  the Trustee and the Certificateholders, claims under any such blanket policy.

(b)      The  Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors  and  omissions  insurance  policy covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master
Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie
Mac.  In the  event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a comparable  replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements,  if any, of the Program Guide and  acceptable to the Company.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged  Property is conveyed by the  Mortgagor,  the Master  Servicer or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding the foregoing:

(i)      the Master  Servicer  shall not be deemed to be in default  under  this  Section  3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)     if the Master Servicer  determines  that it is reasonably  likely that any Mortgagor will bring, or if any
         Mortgagor  does bring,  legal action to declare  invalid or otherwise  avoid  enforcement of a due-on-sale clause  contained in any Mortgage Note or Mortgage,  the Master  Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject  to the  Master  Servicer's  duty to  enforce  any  due-on-sale  clause to the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such
Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or Mortgage which  requires the  signature of the Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor  from liability on the Mortgage  Loan,  the Master  Servicer is authorized,  subject to the requirements  of the sentence next  following,  to execute and deliver,  on behalf of the Trustee,  the  assumption agreement  with the Person to whom the  Mortgaged  Property is to be conveyed  and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  none of such terms and  requirements shall either (i) both (A)  constitute a  "significant  modification"  effecting an exchange or  reissuance  of such
Mortgage  Loan  under the  REMIC  Provisions  and (B)  cause any  portion  of any  REMIC  formed  under the  Series
Supplement  to fail to  qualify  as a REMIC  under  the  Code or  (subject  to  Section  10.01(f)),  result  in the imposition of any tax on  "prohibited  transactions"  or (ii)  constitute  "contributions"  after the start-up date under the REMIC  Provisions.  The Master  Servicer  shall execute and deliver such  documents only if it reasonably determines  that (i) its  execution  and  delivery  thereof  will not  conflict  with or violate  any terms of this
Agreement or cause the unpaid  balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,
(ii) any  required  consents of  insurers  under any  Required  Insurance  Policies  have been  obtained  and (iii)
subsequent  to the closing of the  transaction  involving  the  assumption  or transfer (A) the Mortgage  Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction  will not  adversely  affect the  coverage  under any  Required  Insurance  Policies,  (C) the  Mortgage  Loan will fully amortize over the remaining  term thereof,  (D) no material term of the Mortgage Loan  (including the interest rate on the  Mortgage  Loan)  will be  altered  nor  will  the  term of the  Mortgage  Loan  be  changed  and (E) if the seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage  Loan,  such release will not  (based on the  Master  Servicer's  or  Subservicer's  good  faith  determination)  adversely  affect  the collectability  of the  Mortgage  Loan.  Upon  receipt of  appropriate  instructions  from the Master  Servicer  in accordance  with the  foregoing,  the Trustee  shall  execute any  necessary  instruments  for such  assumption  or substitution  of  liability  as directed in writing by the Master  Servicer.  Upon the closing of the  transactions contemplated  by such  documents,  the Master  Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian and deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Master  Servicer or such related  Subservicer  for entering into an assumption or substitution of  liability  agreement  will be  retained by the Master  Servicer or such  Subservicer  as  additional  servicing compensation.

(c)      The Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or demolition  of the related  Mortgaged  Property (or, with respect to a Cooperative  Loan, the related  Cooperative  Apartment)  without any right of  reimbursement  or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such Mortgage Loan would not be adversely  affected  thereby and that any portion of any REMIC formed under the
Series  Supplement  would  not fail to  continue  to  qualify  as a REMIC  under the Code as a result  thereof  and
(subject to Section  10.01(f)) that no tax on "prohibited  transactions" or  "contributions"  after the startup day would be imposed on any such REMIC as a result  thereof.  Any fee  collected by the Master  Servicer or the related
Subservicer  for  processing  such a request  will be  retained  by the  Master  Servicer  or such  Subservicer  as additional servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Trustee and Master
Servicer with a "Lender  Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee and Master  Servicer,  providing the  following:  (i) that the substance of the  assignment  is, and is intended to be, a  refinancing  of such  Mortgage;  (ii) that the Mortgage
Loan following the proposed  assignment  will have a rate of interest at least 0.25 percent below or above the rate of interest on such  Mortgage  Loan prior to such  proposed  assignment;  and (iii) that such  assignment is at the request of the borrower  under the related  Mortgage Loan.  Upon approval of an assignment in lieu of  satisfaction with  respect to any  Mortgage  Loan,  the Master  Servicer  shall  receive  cash in an amount  equal to the unpaid principal  balance of and accrued  interest on such Mortgage Loan and the Master  Servicer  shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may include an REO
Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant  to
Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage Loan, which may  include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged  Property),
(ii)  arranging  for a repayment  plan or (iii)  agreeing to a  modification  in  accordance  with Section 3.07. In connection with such  foreclosure or other  conversion,  the Master  Servicer shall,  consistent with Section 3.11, follow such practices and  procedures as it shall deem necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program Guide;  provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection with  any  such  foreclosure  or other  conversion  in a manner  that is  consistent  with the  provisions  of this
Agreement.  The  Master  Servicer,  however,  shall  not be  required  to  expend  its own  funds  or  incur  other reimbursable  charges in connection  with any  foreclosure,  or attempted  foreclosure  which is not completed,  or towards the  restoration of any property  unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself  for such  expenses  or charges  and (ii) that such  expenses  or  charges  will be recoverable to it through  Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of  withdrawals  from the  Custodial  Account  pursuant to Section 3.10,  whether or not such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance Proceeds or REO
Proceeds).  In the event of such a  determination  by the Master  Servicer  pursuant to this Section  3.14(a),  the
Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

         In addition to the foregoing,  the Master Servicer shall use its best  reasonable  efforts to realize upon any Additional  Collateral for such of the Additional  Collateral Loans as come into and continue in default and as to which no satisfactory  arrangements can be made for collection of delinquent  payments pursuant to Section 3.07;
provided  that the Master  Servicer  shall  not,  on behalf of the  Trustee,  obtain  title to any such  Additional
Collateral as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that (i) the
Master  Servicer shall not proceed with respect to such  Additional  Collateral in any manner that would impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the Master  Servicer shall proceed with any
REO  Acquisition  in a manner that  preserves  the  ability to apply the  proceeds  of such  Additional  Collateral against  amounts owed under the defaulted  Mortgage Loan.  Any proceeds  realized from such  Additional  Collateral
(other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures  that the Master Servicer would follow in servicing  loans held for its own account,  subject to the terms and conditions of the related  Mortgage and Mortgage  Note and to the terms and  conditions of any security  agreement,  guarantee agreement,  mortgage or other agreement  governing the  disposition of the proceeds of such Additional  Collateral)
shall be deposited in the  Custodial  Account,  subject to withdrawal  pursuant to Section 3.10.  Any other payment received by the Master  Servicer in respect of such  Additional  Collateral  shall be  deposited  in the  Custodial
Account subject to withdrawal pursuant to Section 3.10.

         For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge  Agreement,  the
Master  Servicer shall perform its  obligations  under the Credit Support Pledge  Agreement in accordance with such
Agreement and in a manner that is in the best interests of the  Certificateholders.  Further,  the Master  Servicer
shall use its best  reasonable  efforts to realize upon any Pledged  Assets for such of the Pledged  Asset Loans as come into and  continue in default  and as to which no  satisfactory  arrangements  can be made for  collection  of delinquent  payments  pursuant  to Section  3.07;  provided  that the Master  Servicer  shall not, on behalf of the
Trustee,  obtain  title  to any such  Pledged  Assets  as a  result  of or in lieu of the  disposition  thereof  or otherwise;  and  provided  further  that (i) the Master  Servicer  shall not proceed  with  respect to such Pledged
Assets in any manner that would  impair the ability to recover  against the related  Mortgaged  Property,  and (ii)
the Master  Servicer  shall proceed with any REO  Acquisition  in a manner that  preserves the ability to apply the proceeds of such Pledged Assets  against  amounts owed under the defaulted  Mortgage  Loan.  Any proceeds  realized from such  Pledged  Assets  (other than  amounts to be  released  to the  Mortgagor  or the  related  guarantor  in accordance  with  procedures  that the Master  Servicer  would follow in servicing  loans held for its own account, subject to the terms and  conditions of the related  Mortgage and Mortgage Note and to the terms and  conditions of any  security  agreement,  guarantee  agreement,  mortgage or other  agreement  governing  the  disposition  of the proceeds of such Pledged  Assets) shall be deposited in the Custodial  Account,  subject to withdrawal  pursuant to
Section  3.10.  Any other  payment  received by the Master  Servicer  in respect of such  Pledged  Assets  shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

         Concurrently  with the  foregoing,  the Master  Servicer may pursue any remedies  that may be available in connection  with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in accordance with Sections 2.03 and 2.04.  However,  the Master Servicer is not required to continue to pursue both  foreclosure
(or  similar  remedies)  with  respect  to the  Mortgage  Loans  and  remedies  in  connection  with a breach  of a representation  and warranty if the Master  Servicer  determines in its reasonable  discretion that one such remedy is  more  likely  to  result  in a  greater  recovery  as to the  Mortgage  Loan.  Upon  the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit  in the  Custodial  Account of all  Insurance  Proceeds,
Liquidation  Proceeds and other payments and  recoveries  referred to in the  definition of "Cash  Liquidation"  or
"REO Disposition," as applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a
Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Custodial  File and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared  by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in the Master
Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing or any other  provision of this  Agreement,  in the
Master  Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or REO Disposition may be deemed to have occurred if  substantially all amounts expected by the Master Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,
Insurance  Proceeds,  REO Proceeds or any other  unscheduled  collections  or the amount of any Realized  Loss, the
Master  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected to be received or any estimated  additional  liquidation  expenses  expected  to be  incurred in  connection  with the related  defaulted
Mortgage Loan or REO Property.

(b)      If title to any Mortgaged  Property is acquired by the Trust Fund as an REO Property by  foreclosure or by deed in lieu of  foreclosure,  the deed or  certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such  acquisition  of title and  cancellation  of the  related
Mortgage  Loan,  such REO Property  shall (except as otherwise  expressly  provided  herein) be considered to be an
Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO  Property  shall be sold.  Consistent with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness  evidenced by the related  Mortgage Note shall have been  discharged,  such Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments  and before any  adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      If the Trust Fund  acquires any REO Property as  aforesaid  or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO
Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders,  but in all cases within three full years after the taxable year of its  acquisition  by the Trust Fund for purposes of Section
860G(a)(8) of the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such  property is located)  law to maintain  the status of any portion of any REMIC  formed  under the Series
Supplement  as a REMIC  under  applicable  state law and avoid taxes  resulting  from such  property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the
Master  Servicer  (subject to Section  10.01(f))  obtains for the Trustee an Opinion of Counsel,  addressed  to the
Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  formed under the Series  Supplement  to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust Fund may continue to hold such REO  Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the  Custodial  Account for any costs incurred in obtaining such Opinion of Counsel,  as provided in Section 3.10.  Notwithstanding  any other  provision of this  Agreement,  no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant to any terms that would
(i) cause such REO Property to fail to qualify as "foreclosure  property" within the meaning of Section  860G(a)(8)
of the Code or (ii)  subject the Trust Fund to the  imposition  of any federal  income  taxes on the income  earned from such REO Property,  including any taxes  imposed by reason of Section  860G(c) of the Code,  unless the Master
Servicer  has agreed to indemnify  and hold  harmless  the Trust Fund with  respect to the  imposition  of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any  recovery  resulting  from a  collection  of  Liquidation
Proceeds,  Insurance  Proceeds or REO  Proceeds,  will be applied in the  following  order of priority:  first,  to reimburse the Master Servicer or the related  Subservicer in accordance with Section  3.10(a)(ii);  second,  to the
Certificateholders  to the extent of accrued and unpaid  interest on the Mortgage Loan, and any related REO Imputed
Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) to the Due  Date  prior  to the  Distribution  Date  on  which  such  amounts  are to be  distributed;  third,  to the
Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property);  fourth, to all Subservicing
Fees payable  therefrom (and the Subservicer  shall have no claims for any  deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure")  in respect of such Mortgage Loan, the Master Servicer will cause  compliance with the provisions of
Treasury  Regulation Section  1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer will  immediately  notify the Trustee (if it holds the related  Custodial File) or the Custodian by a  certification  of a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial  Account  pursuant to Section 3.07 have been or will be so deposited),  substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian,  an electronic  request in a form acceptable to the
Custodian,  requesting  delivery  to it of the  Custodial  File.  Within  two  Business  Days  of  receipt  of such certification  and request,  the Trustee shall release,  or cause the Custodian to release,  the related  Custodial
File to the Master  Servicer.  The Master  Servicer  is  authorized  to execute and  deliver to the  Mortgagor  the request  for  reconveyance,  deed of  reconveyance  or release  or  satisfaction  of  mortgage  or such  instrument releasing the lien of the Mortgage,  together with the Mortgage  Note with,  as  appropriate,  written  evidence of cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of  satisfaction  or  cancellation  or of partial or full  release.  No expenses  incurred in  connection  with any instrument  of  satisfaction  or  deed  of  reconveyance  shall  be  chargeable  to the  Custodial  Account  or the
Certificate Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially  in one of the forms attached as Exhibit F hereto,  or, in the case of the  Custodian,  an electronic request in a form  acceptable to the Custodian,  requesting  that  possession of all, or any document  constituting part of, the  Custodial  File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Custodial File or any document  therein to the Master  Servicer.  The Master  Servicer shall cause each  Custodial File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial
Account or (ii) the Custodial  File or such  document has been  delivered  directly or through a Subservicer  to an attorney,  or to a public  trustee or other  public  official as required by law,  for  purposes of  initiating  or pursuing legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either  judicially or non-judicially,  and the  Master  Servicer  has  delivered  directly  or  through a  Subservicer  to the  Trustee a certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Custodial
File or  such  document  was  delivered  and  the  purpose  or  purposes  of such  delivery.  In the  event  of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for Release with respect  thereto to the
Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance  coverage under any Required  Insurance Policy or invalidate  or  otherwise  affect  the  lien of the  Mortgage,  except  for  the  termination  of such a lien  upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts  provided for by clauses (iii),  (iv), (v) and (vi) of Section  3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses  shall be accounted for on a
Mortgage  Loan-by-Mortgage  Loan  basis.  In the  event  that  Liquidation  Proceeds,  Insurance  Proceeds  and REO
Proceeds (net of amounts  reimbursable  therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid interest accrued thereon
(including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the Modified Net
Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of  prepayment  charges,  assumption  fees,  late payment charges,  investment  income on amounts in the Custodial  Account or the Certificate  Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)      The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the  Trustee  and any  co-trustee  (as  provided in Section  8.05) and the fees and expense of the
Custodian) and shall not be entitled to  reimbursement  therefor except as  specifically  provided in Sections 3.10 and 3.14.

(d)      [Reserved.]

(e)      Notwithstanding  any  other  provision  herein,  the  amount of  servicing  compensation  that the  Master
Servicer  shall be entitled to receive for its  activities  hereunder  for the period  ending on each  Distribution
Date  shall be  reduced  (but not  below  zero) by an  amount  equal  to  Compensating  Interest  (if any) for such
Distribution  Date.  Such  reduction  shall be applied  during such period to any income or gain  realized from any investment  of funds held in the  Custodial  Account or the  Certificate  Account to which the Master  Servicer  is entitled  pursuant to Sections  3.07(c) or 4.01(b),  respectively.  In making such  reduction,  the Master Servicer will not  withdraw  from the  Custodial  Account or  Certificate  Account  any such  amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.     Reports to the Trustee and the Company.

         Not later than  fifteen  days after it receives a written  request  from the Trustee or the  Company,  the
Master  Servicer  shall  forward to the Trustee  and the Company a  statement,  certified  by a Servicing  Officer, setting  forth the  status of the  Custodial  Account  as of the close of  business  on the  immediately  preceding
Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such statement,  the aggregate  of deposits in or  withdrawals  from the  Custodial  Account in respect of the  Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any  calendar  year during which the  Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the Commission,  (i) a servicing  assessment as described in Section  4.03(f)(ii) and (ii)
a servicer  compliance  statement,  signed by an authorized  officer of the Master Servicer,  as described in Items
1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

         (A)      A review of the Master  Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

         (B)      To the  best of such  officer's  knowledge,  based  on  such  review,  the  Master  Servicer  has fulfilled all of its  obligations  under this Agreement in all material  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1122 and Item 1123 of
Regulation AB to the extent  required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master  Servicer's  duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the Commission,  the Master Servicer at its  expense  shall  cause a firm of  independent  public  accountants,  which  shall be  members  of the  American
Institute of  Certified  Public  Accountants,  to furnish to the Company and the Trustee the  attestation  required under Item 1122(b) of Regulation AB. In rendering  such  statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent  public  accountants  substantially in accordance with standards  established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Rights of the Company in Respect of the Master Servicer.

         The Master  Servicer  shall afford the Company,  upon  reasonable  notice,  during normal  business  hours access to all records  maintained  by the Master  Servicer in respect of its rights and  obligations  hereunder and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon request,  the Master Servicer shall  furnish the Company  with its most recent  financial  statements  and such other  information  as the Master
Servicer possesses  regarding its business,  affairs,  property and condition,  financial or otherwise.  The Master
Servicer  shall also  cooperate  with all  reasonable  requests  for  information  including,  but not  limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the Certificates from any Person or
Persons  identified by the Company or  Residential  Funding.  The Company may, but is not obligated to, enforce the obligations  of the Master  Servicer  hereunder and may, but is not obligated to,  perform,  or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the Company or its designee.  The Company shall not have any  responsibility  or liability for any action or failure to act by the Master  Servicer and is not obligated to supervise the  performance  of the
Master Servicer under this Agreement or otherwise.

Section 3.21.     Administration of Buydown Funds

(a)      With respect to any Buydown  Mortgage  Loan,  the  Subservicer  has deposited  Buydown Funds in an account that satisfies the  requirements  for a Subservicing  Account (the "Buydown  Account").  The Master  Servicer shall cause the  Subservicing  Agreement to require that upon receipt from the  Mortgagor of the amount due on a Due Date for each Buydown  Mortgage Loan, the Subservicer  will withdraw from the Buydown Account the  predetermined  amount that,  when added to the amount due on such date from the Mortgagor,  equals the full Monthly  Payment and transmit that amount in accordance with the terms of the  Subservicing  Agreement to the Master  Servicer  together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)      If the  Mortgagor on a Buydown  Mortgage  Loan  prepays  such loan in its entirety  during the period (the
"Buydown  Period") when Buydown Funds are required to be applied to such Buydown  Mortgage  Loan,  the  Subservicer shall be required  to withdraw  from the Buydown  Account  and remit any  Buydown  Funds  remaining  in the Buydown
Account in  accordance  with the related  buydown  agreement.  The amount of Buydown Funds which may be remitted in accordance with the related  buydown  agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related  Mortgage  Loan.  If the  Mortgagor on a Buydown  Mortgage  Loan  defaults on such Mortgage Loan during the Buydown Period and the property  securing such Buydown Mortgage Loan is sold in the liquidation  thereof
(either by the Master Servicer or the insurer under any related Primary  Insurance  Policy),  the Subservicer shall be required to withdraw  from the Buydown  Account the Buydown  Funds for such Buydown  Mortgage Loan still held in the Buydown  Account and remit the same to the Master  Servicer in  accordance  with the terms of the  Subservicing
Agreement for deposit in the Custodial  Account or, if instructed by the Master Servicer,  pay to the insurer under any related  Primary  Insurance  Policy if the Mortgaged  Property is  transferred to such insurer and such insurer pays all of the loss  incurred  in respect  of such  default.  Any amount so  remitted  pursuant  to the  preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.     Advance Facility

(a)      The  Master  Servicer  is  hereby  authorized  to enter  into a  financing  or other  facility  (any  such arrangement,  an "Advance  Facility")  under  which (1) the Master  Servicer  sells,  assigns or pledges to another
Person (an  "Advancing  Person")  the Master  Servicer's  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master Servicer may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance  Facility  under  which an
Advancing  Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf,  the Master
Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an
Advancing Person remains  entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances
("Advance Reimbursement  Amounts") and/or Servicing Advances including  Nonrecoverable Advances ("Servicing Advance
Reimbursement Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance  Facility),  as  applicable,  pursuant to this  Agreement,  then  the  Master  Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the reimbursement  rights  set  forth in  Section  3.10(a)(ii)  and  (vii)  and remit  such  Reimbursement  Amounts  in accordance  with this Section  3.22 or otherwise in  accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance Facility  Trustee")  designated by such Advancing  Person in an Advance Facility Notice  described below in Section  3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so  directed  in writing the Trustee is hereby  authorized  to and shall pay to the  Advance  Facility  Trustee the
Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required to meet the qualifications  of a Master  Servicer or a Subservicer  pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the  Available
Distribution Amount or distributed to Certificateholders.

(b)      If the  Master  Servicer  enters  into an Advance  Facility  and makes the  election  set forth in Section
3.22(a),  the Master Servicer and the related  Advancing  Person shall deliver to the  Certificate  Insurer and the
Trustee a written  notice and payment  instruction  (an  "Advance  Facility  Notice"),  providing  the Trustee with written  payment  instructions  as to  where  to remit  Advance  Reimbursement  Amounts  and/or  Servicing  Advance
Reimbursement  Amounts  (each to the extent  such type of  Reimbursement  Amount is  included  within  the  Advance
Facility) on subsequent  Distribution  Dates. The payment  instruction  shall require the applicable  Reimbursement
Amounts to be  distributed  to the Advancing  Person or to an Advance  Facility  Trustee  designated in the Advance
Facility  Notice.  An Advance  Facility Notice may only be terminated by the joint written  direction of the Master
Servicer and the related  Advancing  Person (and any related Advance Facility  Trustee).  The Master Servicer shall provide the Certificate  Insurer,  if any, with notice of any termination of any Advance Facility  pursuant to this
Section 3.22(b).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances  and/or  Servicing  Advances made with respect to the Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance  with Section  3.10(a)(ii) and (vii) hereof,  assuming the Master  Servicer or the Advancing  Person had made the related  Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement  of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this  Agreement,  no Person shall be entitled to reimbursement from funds held in the Collection Account for future  distribution to  Certificateholders pursuant to this  Agreement.  Neither the Company nor the Trustee shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the Company or the Trustee have any  responsibility  to track or monitor the  administration  of the  Advance  Facility or  have any  responsibility  to track,  monitor or verify the payment of  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee.  The
Master  Servicer  shall  maintain  and  provide  to any  Successor  Master  Servicer  a  detailed  accounting  on a loan-by-loan  basis as to amounts  advanced  by,  sold,  pledged or assigned to, and  reimbursed  to any  Advancing
Person.  The Successor  Master  Servicer shall be entitled to rely on any such  information  provided by the Master
Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the Trustee  agrees to execute  such acknowledgments,  certificates  and other documents  reasonably  satisfactory to the Trustee provided by the Master
Servicer  recognizing  the  interests of any Advancing  Person or Advance  Facility  Trustee in such  Reimbursement
Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)      Reimbursement  Amounts  collected  with respect to each  Mortgage  Loan shall be allocated to  outstanding unreimbursed  Advances or  Servicing  Advances (as the case may be) made with  respect to that  Mortgage  Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                  (i)      Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer")
         and the Advancing Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance  with this  Section  3.22(e) to the  reimbursement  of Advances and  Servicing  Advances in the manner provided for herein;  provided,  however, that after the succession of a Successor Master Servicer,
         (A) to the extent that any Advances or Servicing  Advances  with respect to any  particular  Mortgage Loan are reimbursed from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation Proceeds or Insurance  Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement  shall be made, first, to the Advancing  Person or Advance  Facility  Trustee in respect of Advances  and/or  Servicing  Advances related to that Mortgage Loan to the extent of the interest of the  Advancing  Person or Advance  Facility
         Trustee in such Advances and/or Servicing  Advances,  second to the Master Servicer in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility  Trustee  Person has an interest,  and third,  to the  Successor  Master  Servicer in respect of any other Advances and/or  Servicing  Advances related to that Mortgage Loan, from such sources as and when collected,  and (B)  reimbursements of Advances and Servicing Advances that are Nonrecoverable
         Advances  shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the  respective  aggregate outstanding  unreimbursed  Advances and Servicing  Advances that are  Nonrecoverable  Advances owed to the
         Advancing  Person,  Advance  Facility  Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the
         FIFO allocation made pursuant to this Section 3.22(e),  some or all of a Reimbursement  Amount paid to the
         Advancing Person or Advance  Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the
         Advancing   Person  or  Advance  Facility  Trustee  shall  be  required  to  remit  any  portion  of  such
         Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances  and  Servicing  Advances  funded by
         Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or  Advance  Facility  Trustee on each date of  remittance  thereof  to such  Advancing  Person or Advance
         Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

                  (ii)     By way of illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance
         Facility,  and is replaced by a Successor  Master  Servicer,  and the Successor  Master Servicer  directly funds  Advances or Servicing  Advances  with respect to a Mortgage  Loan and does not assign or pledge the related  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee,  then all payments  and  recoveries  received  from the related  Mortgagor  or  received in the form of  Liquidation
         Proceeds with respect to such Mortgage Loan (including  Insurance  Proceeds collected in connection with a liquidation of such Mortgage  Loan) will be allocated  first to the Advancing  Person or Advance  Facility
         Trustee until the related  Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the
         Master  Servicer and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor Master  Servicer,  have been reimbursed in full, at which point the Successor Master
         Servicer  shall be  entitled to retain all  related  Reimbursement  Amounts  subsequently  collected  with respect  to that  Mortgage  Loan  pursuant  to Section  3.10 of this  Agreement.  To the  extent  that the
         Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be  reimbursed  on an  aggregate  basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

         (f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances  and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

         (g)      Any  amendment  to this  Section 3.22 or to any other  provision  of this  Agreement  that may be necessary or  appropriate to effect the terms of an Advance  Facility as described  generally in this Section 3.22, including  amendments  to add  provisions  relating  to a successor  Master  Servicer,  may be entered  into by the
Trustee,  the Certificate  Insurer,  Company and the Master Servicer without the consent of any  Certificateholder, with  written  confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings  on any class of the  Certificates  below the  lesser  of the then  current  or  original  ratings  on such
Certificates,  and an opinion of counsel as required by Section 11.01(c),  notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

         (h)      Any rights of set-off  that the Trust Fund,  the  Trustee,  the  Company,  any  Successor  Master
Servicer or any other Person  might  otherwise  have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances  or  Servicing  Advances  that have been  sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

         (i)      At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or  Servicing
Advances (as the case may be) and the  Advancing  Person or related  Advance  Facility  Trustee shall have received
Reimbursement  Amounts  sufficient  in the aggregate to reimburse all Advances  and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were assigned to the Advancing  Person,  then upon the delivery of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its  successor or assign) to the
Trustee  terminating  the Advance  Facility Notice (the "Notice of Facility  Termination"),  the Master Servicer or
its Successor  Master  Servicer  shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

         (j)      After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility Notice has been  terminated by a Notice of Facility  Termination,  this Section 3.22 may not be amended or otherwise  modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate
Account  pursuant to Section  3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and  (v) all  other  amounts  constituting  the  Available  Distribution  Amount  for  the  immediately  succeeding
Distribution Date.

(b)      The  Trustee  shall,  upon  written  request  from the Master  Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature or be payable on demand not later than the Business Day next  preceding  the  Distribution  Date next  following the date of such investment  (except that (i) any investment in the  institution  with which the  Certificate  Account is maintained may  mature or be  payable  on demand on such  Distribution  Date and (ii) any other  investment  may  mature or be payable on demand on such  Distribution  Date if the Trustee shall advance funds on such  Distribution  Date to the
Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and shall not be sold or disposed of prior to maturity.  Subject to Section  3.16(e),  all income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  shall be  deposited  in the  Certificate  Account by the
Master Servicer out of its own funds  immediately as realized  without any right of  reimbursement.  The Trustee or its  Affiliates  are  permitted  to  receive  compensation  that  could be deemed to be in the  Trustee's  economic self-interest  for (i) serving as investment  adviser (with respect to  investments  made through its  Affiliates), administrator,  shareholder  servicing agent,  custodian or sub-custodian  with respect to certain of the Permitted
Investments,  (ii) using  Affiliates to effect  transactions in certain  Permitted  Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.     Distributions.

                           As provided in Section 4.02 of the Series Supplement.

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the Master  Servicer  shall forward to the Trustee and the Trustee shall either  forward by mail or make  available to each Holder and the Company,  via the Trustee's  internet  website,  a statement  (and at its option,  any additional files containing the same information in an alternative  format) setting forth  information as to each Class of  Certificates,  the Mortgage  Pool and, if the  Mortgage  Pool is comprised of two or more Loan
Groups,  each Loan Group,  to the extent  applicable.  This statement will include the  information set forth in an exhibit to the Series  Supplement.  The Trustee  shall mail to each Holder that  requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the  distribution  procedures  set forth in this Section provided that such  procedures are no less convenient for the  Certificateholders.  The Trustee shall provide prior notification to the Company,  the Master Servicer and the  Certificateholders  regarding any such modification.  In addition,  the Master  Servicer  shall  provide to any  manager  of a trust fund  consisting  of some or all of the
Certificates,  upon  reasonable  request,  such  additional  information as is reasonably  obtainable by the Master
Servicer at no  additional  expense to the Master  Servicer.  Also, at the request of a Rating  Agency,  the Master
Servicer shall provide the information  relating to the Reportable  Modified  Mortgage Loans  substantially  in the form  attached  hereto as Exhibit Q to such Rating Agency within a reasonable  period of time;  provided,  however, that the Master  Servicer  shall not be required  to provide  such  information  more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request  from a Holder of a  Certificate, other than a Class R Certificate,  the Master Servicer shall prepare,  or cause to be prepared,  and shall forward, or  cause  to be  forwarded,  to each  Person  who at any  time  during  the  calendar  year  was the  Holder  of a
Certificate,  other than a Class R Certificate,  a statement  containing the  information  set forth in clauses (v)
and (vi) of the exhibit to the Series  Supplement  referred to in subsection (a) above aggregated for such calendar year or  applicable  portion  thereof  during which such Person was a  Certificateholder.  Such  obligation  of the
Master  Servicer shall be deemed to have been  satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)      Within a  reasonable  period  of time  after it  receives  a  written  request  from a Holder of a Class R
Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall  forward,  or cause to be forwarded,  to each  Person who at any time during the  calendar  year was the Holder of a Class R  Certificate,  a statement  containing the applicable  distribution  information  provided  pursuant to this Section 4.03 aggregated for such  calendar  year or  applicable  portion  thereof  during  which  such  Person  was the Holder of a Class R
Certificate.  Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied to the extent that substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the
Code.

(d)      Upon  the  written  request  of  any  Certificateholder,  the  Master  Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the  Commission any periodic  reports  required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission  thereunder  including,  without limitation,  reports on Form 10-K,
Form 10-D and Form 8-K.  In  connection  with the  preparation  and filing of such  periodic  reports,  the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the Certificate Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice  of all matters that, to the actual  knowledge of a  Responsible  Officer of the  Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those  matters that have been  submitted to a vote of the  Certificateholders  at the request of the Company or the
Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders as  required  pursuant  to the Series  Supplement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the  Master  Servicer's  failure to  properly  prepare  or file such  periodic  reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
         Servicer,  in the form  attached as Exhibit O hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the
         Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item 1122(a) of  Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation  1122(b) of  Regulation  AB and
         Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee  shall  provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)      This  Section  4.03  may be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

(i)      The Trustee  shall make  available on the  Trustee's  internet  website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably  practicable  upon delivery of such reports to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)      Prior to the close of business on the  Determination  Date,  the Master  Servicer  shall furnish a written statement  to the  Trustee,  any  Paying  Agent and the  Company  (the  information  in such  statement  to be made available to any Certificate  Insurer and  Certificateholders  by the Master Servicer on request) setting forth (i)
the Available  Distribution  Amount and (ii) the amounts  required to be withdrawn  from the Custodial  Account and deposited into the Certificate Account on the immediately  succeeding  Certificate Account Deposit Date pursuant to clause (iii) of Section  4.01(a).  The  determination  by the Master Servicer of such amounts shall, in the absence of obvious  error,  be  presumptively  deemed to be correct for all  purposes  hereunder  and the Trustee  shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either  (i)  deposit  in the  Certificate  Account  from  its own  funds,  or  funds  received  therefor  from  the
Subservicers,  an amount  equal to the  Advances  to be made by the  Master  Servicer  in  respect  of the  related
Distribution  Date,  which shall be in an aggregate  amount equal to the aggregate amount of Monthly Payments (with each  interest  portion  thereof  adjusted to the Net  Mortgage  Rate),  less the amount of any  related  Servicing
Modifications,  Debt Service  Reductions  or reductions  in the amount of interest  collectable  from the Mortgagor pursuant to the  Servicemembers  Civil  Relief  Act, as amended,  or similar  legislation  or  regulations  then in effect,  on the Outstanding  Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related  Determination  Date; provided that no Advance shall be made if it would be a  Nonrecoverable  Advance,  (ii) withdraw  from amounts on deposit in the Custodial  Account and deposit in the
Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such Advance, or (iii) make  advances in the form of any  combination  of (i) and (ii)  aggregating  the amount of such  Advance.
Any  portion of the Amount  Held for  Future  Distribution  so used shall be  replaced  by the Master  Servicer  by deposit  in the  Certificate  Account  on or before  11:00 A.M.  New York time on any  future  Certificate  Account
Deposit Date to the extent that funds  attributable  to the  Mortgage  Loans that are  available  in the  Custodial
Account  for  deposit  in the  Certificate  Account on such  Certificate  Account  Deposit  Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution Date. The Master Servicer shall be entitled to use any Advance made by a  Subservicer  as described in Section  3.07(b) that has been  deposited in the  Custodial  Account on or before  such  Distribution  Date as part of the Advance  made by the Master  Servicer pursuant  to this  Section  4.04.  The  amount of any  reimbursement  pursuant  to  Section  4.02(a)  in respect of outstanding  Advances on any  Distribution  Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods,  which  allocation  shall be made, to the extent  practicable,  to Monthly Payments which have been  delinquent  for the  longest  period of time.  Such  allocations  shall be  conclusive  for  purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed
Advance,  if made,  would constitute a Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer delivered to the Company and the Trustee.

         If the Master Servicer  determines as of the Business Day preceding any  Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount  equal to the Advance  required to be made for the immediately  succeeding  Distribution Date, it shall give notice to the Trustee of its inability to advance
(such notice may be given by telecopy),  not later than 3:00 P.M., New York time, on such Business Day,  specifying the  portion of such  amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time,  on the
Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have  directly or  indirectly deposited in the  Certificate  Account  such  portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to Section  7.01,  (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance with Section 7.01 and (b) assume the  rights  and  obligations  of the  Master  Servicer  hereunder,  including  the  obligation  to  deposit in the
Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The Trustee  shall  deposit  all funds it receives  pursuant  to this  Section  4.04 into the  Certificate
Account.

Section 4.05.     Allocation of Realized Losses.

         As provided in Section 4.05 of the Series Supplement.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage interests  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  information  returns  relating  to  cancellation  of  indebtedness  income  with  respect to any
Mortgaged  Property  required by Sections  6050H,  6050J and 6050P,  respectively,  of the Code, and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each year  stating that such reports have been filed.
Such reports shall be in form and  substance  sufficient  to meet the  reporting  requirements  imposed by Sections
6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With respect to any Mortgage Loan that is delinquent  in payment by 90 days or more,  the Master  Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price  therefor;  provided,  that such  Mortgage  Loan that  becomes 90 days or more  delinquent  during  any given  Calendar  Quarter  shall only be eligible  for  purchase  pursuant to this  Section  during the period  beginning  on the first  Business Day of the following  Calendar  Quarter,  and  ending at the close of  business  on the  second-to-last  Business  Day of such following  Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter  be  reinstated as to any Mortgage  Loan, unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master Servicer makes a payment to the Certificate  Account  covering the amount of the
Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master  Servicer  provides to the
Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer,  without  recourse,  to the Master  Servicer,  which shall succeed to all the Trustee's right, title  and  interest  in and to  such  Mortgage  Loan,  and all  security  and  documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for  security.  The Master  Servicer  will  thereupon own such
Mortgage,  and  all  such  security  and  documents,  free  of  any  further  obligation  to  the  Trustee  or  the
Certificateholders with respect thereto.

         If,  however,  the Master  Servicer  shall have exercised its right to repurchase a Mortgage Loan pursuant to this  Section  4.07 upon the  written  request of and with funds  provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the
Trustee in writing.

Section 4.08.     Surety Bond.

(a)      If a Required  Surety  Payment is payable  pursuant  to the  Surety  Bond with  respect to any  Additional
Collateral  Loan,  the Master  Servicer  shall so notify  the  Trustee as soon as  reasonably  practicable  and the
Trustee  shall  promptly  complete  the notice in the form of  Attachment  1 to the Surety Bond and shall  promptly submit such notice to the Surety as a claim for a Required  Surety.  The Master  Servicer shall upon request assist the Trustee in  completing  such notice and shall  provide any  information  requested by the Trustee in connection therewith.

(b)      Upon receipt of a Required  Surety Payment from the Surety on behalf of the Holders of  Certificates,  the
Trustee shall deposit such Required  Surety Payment in the Certificate  Account and shall  distribute such Required
Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)      The Trustee  shall (i) receive as  attorney-in-fact  of each Holder of a Certificate  any Required  Surety
Payment  from the Surety and (ii)  disburse  the same to the Holders of such  Certificates  as set forth in Section
4.02.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Senior,  Class X, Class M, Class B, Class P, Class SB and Class R Certificates  shall be substantially in the forms set forth in  Exhibits  A, A-I, B, C, C-I,  C-II and D,  respectively,  or such other form or forms as shall be set forth in the Series  Supplement,  and shall,  on original  issue,  be executed  and  delivered  by the
Trustee to the  Certificate  Registrar  for  authentication  and  delivery to or upon the order of the Company upon receipt by the Trustee or the  Custodian of the  documents  specified in Section 2.01.  The  Certificates  shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

         The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this  Agreement, or be  valid  for  any  purpose,  unless  there  appears  on  such  Certificate  a  certificate  of  authentication substantially in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such Certificate has
been  duly   authenticated  and  delivered   hereunder.   All  Certificates  shall  be  dated  the  date  of  their
authentication.

(b)      Except as provided below,  registration of Book-Entry  Certificates  may not be transferred by the Trustee except to another  Depository  that agrees to hold such  Certificates  for the respective  Certificate  Owners with
Ownership  Interests  therein.  The Holders of the Book-Entry  Certificates  shall hold their respective  Ownership
Interests in and to each of such  Certificates  through the book-entry  facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of such  Ownership  Interests.  All transfers by Certificate  Owners of their respective  Ownership  Interests in the Book-Entry  Certificates shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm  representing such  Certificate  Owner.  Each  Depository  Participant  shall  transfer  the  Ownership  Interests  only  in  the
Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee,  the Master  Servicer and the Company may for all purposes  (including the making of payments
due  on  the  respective  Classes  of  Book-Entry   Certificates)  deal  with  the  Depository  as  the  authorized representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of  exercising  the rights of  Certificateholders  hereunder.  The rights of  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and agreements  between such Certificate  Owners and the Depository  Participants and brokerage firms representing such
Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the Depository as Holder of any Class of Book-Entry  Certificates  with respect to any  particular  matter shall not be deemed  inconsistent  if they are made with  respect to  different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record date in connection  with  solicitations  of  consents  from or voting by  Certificateholders  and shall give  notice to the
Depository of such record date.

         If (i)(A) the Company  advises the Trustee in writing that the  Depository is no longer willing or able to properly  discharge  its  responsibilities  as  Depository  and (B) the  Company  is unable  to locate a  qualified successor or (ii) the Company  notifies the  Depository  and the Trustee of its intent to terminate the  book-entry system  and,  upon  receipt of notice of such intent  from the  Depository,  the  Depository  Participants  holding beneficial interests in the Book-Entry  Certificates agree to such termination through the Depository,  the Trustee shall  notify all  Certificate  Owners,  through the  Depository,  of the  occurrence  of any such event and of the availability of Definitive  Certificates to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the Book-Entry  Certificates by the Depository,  accompanied by  registration  instructions  from the Depository for  registration of transfer,  the Trustee shall execute,  authenticate  and deliver the Definitive  Certificates.
In addition,  if an Event of Default has occurred and is continuing,  each Certificate  Owner materially  adversely affected  thereby  may at  its  option  request  a  Definitive  Certificate  evidencing  such  Certificate  Owner's
Percentage  Interest  in the  related  Class of  Certificates.  In order to make such a request,  such  Certificate
Owner  shall,  subject to the rules and  procedures  of the  Depository,  provide  the  Depository  or the  related
Depository  Participant  with  directions  for the  Certificate  Registrar to exchange or cause the exchange of the
Certificate  Owner's  interest  in such  Class of  Certificates  for an  equivalent  Percentage  Interest  in fully registered  definitive  form.  Upon  receipt by the  Certificate  Registrar  of  instructions  from the  Depository directing  the  Certificate  Registrar  to effect  such  exchange  (such  instructions  shall  contain  information regarding  the Class of  Certificates  and the  Certificate  Principal  Balance  being  exchanged,  the  Depository
Participant  account to be debited with the decrease,  the registered  holder of and delivery  instructions for the
Definitive  Certificate,  and any other  information  reasonably  required by the Certificate  Registrar),  (i) the
Certificate  Registrar shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate  Certificate  Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the
Certificate   Registrar  shall  authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery instructions provided by the Depository,  a Definitive  Certificate  evidencing such Certificate Owner's Percentage
Interest in such Class of  Certificates  and (iii) the Trustee shall execute and the  Certificate  Registrar  shall authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

         None of the  Company,  the Master  Servicer  or the Trustee  shall be liable for any actions  taken by the
Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any  instructions  required under  Section 5.01 and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Certificates,  the Trustee and the Master  Servicer shall  recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

(c)      If the Class A-V Certificates are Definitive  Certificates,  from time to time Residential Funding, as the initial Holder of the Class A-V  Certificates,  may exchange such Holder's Class A-V Certificates for Subclasses of
Class A-V  Certificates to be issued under this Agreement by delivering a "Request for Exchange"  substantially  in the form  attached to this  Agreement as Exhibit N executed by an  authorized  officer,  which  Subclasses,  in the
aggregate,   will  represent  the  Uncertificated  REMIC  Regular  Interests  Z  corresponding  to  the  Class  A-V
Certificates  so surrendered  for exchange.  Any Subclass so issued shall bear a numerical  designation  commencing with Class A-V-1 and continuing  sequentially  thereafter,  and will evidence ownership of the Uncertificated REMIC
Regular  Interest  or  Interests  specified  in writing by such  initial  Holder to the  Trustee.  The  Trustee may conclusively,  without any  independent  verification,  rely on, and shall be protected in relying on,  Residential
Funding's  determinations  of the  Uncertificated  REMIC Regular  Interests Z  corresponding  to any Subclass,  the
Initial Notional Amount and the initial  Pass-Through  Rate on a Subclass as set forth in such Request for Exchange and the Trustee  shall have no duty to determine if any  Uncertificated  REMIC  Regular  Interest Z designated on a
Request for Exchange  corresponds to a Subclass which has previously been issued.  Each Subclass so issued shall be substantially  in the form set forth in Exhibit A and shall,  on original  issue,  be executed and delivered by the
Trustee to the Certificate  Registrar for  authentication  and delivery in accordance with Section  5.01(a).  Every
Certificate  presented or  surrendered  for exchange by the initial  Holder shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer attached to such  Certificate  and shall be completed to the  satisfaction  of the Trustee and the  Certificate  Registrar duly executed by, the initial  Holder  thereof or his attorney  duly  authorized  in writing.  The  Certificates  of any
Subclass  of Class  A-V  Certificates  may be  transferred  in  whole,  but not in  part,  in  accordance  with the provisions of Section 5.02.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the  offices or agencies to be  appointed  by the Trustee in accordance  with the  provisions  of Section  8.12 a  Certificate  Register  in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the  Master   Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained  for such purpose  pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or Class R
Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate
Registrar shall  authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class (or Subclass) and aggregate  Percentage  Interest,  upon surrender of the
Certificates  to be  exchanged at any such office or agency.  Whenever  any  Certificates  are so  surrendered  for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the Certificates of such  Class  which the  Certificateholder  making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer  or exchange  shall (if so  required  by the  Trustee or the  Certificate
Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the
Trustee and the  Certificate  Registrar  duly executed by, the Holder  thereof or his attorney  duly  authorized in writing.

(d)      No  transfer,  sale,  pledge  or  other  disposition  of a Class B  Certificate,  Class P  Certificate  or
privately  offered Class R Certificate  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the  registration  requirements  of the  Securities Act of 1933, as amended,  and any applicable  state securities  laws or is made in  accordance  with  said Act and  laws.  In the event  that a  transfer  of a Class B
Certificate,  Class P Certificate or privately  offered Class R Certificate is to be made either (i)(A) the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Company that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion  of
Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the Company or the Master  Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such Opinion of Counsel at their own  expense);  provided that such Opinion of Counsel will not be required in connection  with the initial  transfer of any such  Certificate  by the Company or any Affiliate  thereof to the
Company  or an  Affiliate  of the  Company  and  (B)  the  Trustee  shall  require  the  transferee  to  execute  a representation  letter,  substantially  in the  form of  Exhibit  H  hereto,  and the  Trustee  shall  require  the transferor to execute a representation  letter,  substantially in the form of Exhibit I hereto,  each acceptable to and in form and  substance  satisfactory  to the Company and the Trustee  certifying to the Company and the Trustee the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trustee,  the
Company or the Master  Servicer;  provided,  however,  that such  representation  letters  will not be  required in connection with any transfer of any such  Certificate by the Company or any Affiliate  thereof to the Company or an
Affiliate of the Company,  and the Trustee shall be entitled to  conclusively  rely upon a  representation  (which, upon the  request  of the  Trustee,  shall be a written  representation)  from the  Company,  of the status of such transferee  as an  Affiliate  of the Company or (ii) the  prospective  transferee  of such a  Certificate  shall be required to provide the Trustee,  the Company and the Master Servicer with an investment  letter  substantially  in the  form of  Exhibit  J  attached  hereto  (or  such  other  form as the  Company  in its  sole  discretion  deems acceptable),  which investment  letter shall not be an expense of the Trustee,  the Company or the Master Servicer, and which  investment  letter states that,  among other things,  such transferee (A) is a "qualified  institutional buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional buyers"  as  defined  under  Rule  144A,  and (B) is aware  that the  proposed  transferor  intends  to rely on the exemption from registration  requirements under the Securities Act of 1933, as amended,  provided by Rule 144A. The
Holder of any such Certificate  desiring to effect any such transfer,  sale, pledge or other disposition shall, and does hereby  agree to,  indemnify  the Trustee,  the Company,  the Master  Servicer and the  Certificate  Registrar
against any liability  that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)      (i)      In the case of any Class B, Class P or Class R  Certificate  presented  for  registration  in the name of any Person,  either (A) the Trustee shall require an Opinion of Counsel  addressed to the
                  Trustee,  the  Company  and  the  Master  Servicer,  acceptable  to and  in  form  and  substance satisfactory  to the Trustee to the effect that the  purchase or holding of such Class B, Class P or Class R Certificate  is  permissible  under  applicable  law, will not constitute or result in any  non-exempt  prohibited  transaction  under  Section 406 of the  Employee  Retirement  Income
                  Security  Act of  1974,  as  amended  ("ERISA"),  or  Section  4975 of the  Code  (or  comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company or the
                  Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities  under
                  ERISA or Section  4975 of the Code) in  addition to those  undertaken  in this  Agreement,  which
                  Opinion of Counsel  shall not be an expense of the  Trustee,  the Company or the Master  Servicer
                  or (B) the prospective  Transferee shall be required to provide the Trustee,  the Company and the
                  Master  Servicer  with a  certification  to the  effect set forth in  paragraph  six of Exhibit H
                  (with  respect  to any Class B  Certificate  or Class P  Certificate)  or  paragraph  fifteen  of
                  Exhibit G-1 (with  respect to any Class R  Certificate),  which the Trustee may rely upon without further  inquiry  or  investigation,  or  such  other  certifications  as the  Trustee  may  deem desirable or necessary in order to  establish  that such  Transferee  or the Person in whose name such  registration is requested  either (a) is not an employee benefit plan or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any Person
                  (including an investment  manager,  a named fiduciary or a trustee of any such plan) who is using
                  "plan assets" of any such plan to effect such  acquisition  (each,  a "Plan  Investor") or (b) in the  case  of any  Class  B  Certificate,  the  following  conditions  are  satisfied:  (i)  such
                  Transferee  is an  insurance  company,  (ii) the  source of funds used to  purchase  or hold such
                  Certificate (or interest  therein) is an "insurance  company general account" (as defined in U.S.
                  Department  of Labor  Prohibited  Transaction  Class  Exemption  ("PTCE")  95-60,  and  (iii) the
                  conditions  set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each entity that satisfies this clause (b), a "Complying Insurance Company").

                  (ii)     Any  Transferee of a Class M Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of such  Certificate  (or  interest  therein)  that  either (a) such
                  Transferee  is not a Plan  Investor,  (b) it has  acquired  and is holding  such  Certificate  in reliance on  Prohibited  Transaction  Exemption  ("PTE")  94-29,  as most recently  amended,  PTE
                  2007-05, 72 Fed. Reg. 13130 (March 20, 2007) (the "RFC Exemption"),  and that it understands that there are  certain  conditions  to the  availability  of the RFC  Exemption  including  that such
                  Certificate  must be rated,  at the time of purchase,  not lower than "BBB-" (or its  equivalent)
                  by Standard & Poor's,  Fitch,  Moody's,  DBRS Limited,  or DBRS, Inc. or (c) such Transferee is a
                  Complying Insurance Company.

                  (iii)    (A) If any Class M  Certificate  (or any  interest  therein)  is acquired or held by any
                  Person that does not satisfy the  conditions  described  in paragraph  (ii) above,  then the last preceding  Transferee that either (i) is not a Plan Investor,  (ii) acquired such  Certificate in compliance with the RFC Exemption,  or (iii) is a Complying  Insurance Company shall be restored, to the extent  permitted  by law, to all rights and  obligations  as  Certificate  Owner  thereof retroactive  to the date of such  Transfer  of such Class M  Certificate.  The  Trustee  shall be under no  liability  to any  Person  for  making any  payments  due on such  Certificate  to such preceding Transferee.

                           (B)      Any purported  Certificate  Owner whose  acquisition  or holding of any Class M
                  Certificate (or interest  therein) was effected in violation of the  restrictions in this Section
                  5.02(e) shall  indemnify and hold harmless the Company,  the Trustee,  the Master  Servicer,  any
                  Subservicer,  the  Underwriters  and the Trust  Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)      (i) Each Person who has or who acquires any Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be  bound  by the  following provisions and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A) below to deliver payments  to a Person  other than such  Person  and to  negotiate  the terms of any  mandatory  sale  under  clause
(iii)(B) below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate  are expressly subject to the following provisions:

(A)  Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R  Certificate  shall be a Permitted
     Transferee  and shall  promptly  notify  the  Trustee  of any  change or  impending  change in its status as a
     Permitted Transferee.

(B)  In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require  delivery to it, and shall not register the Transfer of any Class R Certificate  until its receipt of,
     (I) an affidavit and agreement (a "Transfer  Affidavit and  Agreement," in the form attached hereto as Exhibit
     G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting,  among other  things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership
     Interest in the Class R  Certificate  that is the subject of the  proposed  Transfer as a nominee,  trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R  Certificate,  it will  endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions  of this  Section  5.02(f)  and  agrees to be bound by them,  and (II) a  certificate,  in the form attached  hereto as Exhibit  G-2,  from the Holder  wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing  and warranting,  among other things,  that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)  Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee under clause (B)
     above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed  Transferee  is not a  Permitted  Transferee,  no  Transfer  of an  Ownership  Interest  in a Class R
     Certificate to such proposed Transferee shall be effected.

(D)  Each Person holding or acquiring any Ownership  Interest in a Class R Certificate shall agree (x) to require a
     Transfer  Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership
     Interest  in a Class R  Certificate  and (y) not to  transfer  its  Ownership  Interest  unless it  provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)  Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by purchasing an Ownership
     Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest holder" within the meaning of Temporary  Treasury  Regulations  Section  1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R Certificate,  if it is, or is holding an Ownership Interest in a
     Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer
     Affidavit and Agreement,  a certificate of the Holder  requesting such transfer in the form attached hereto as
     Exhibit  G-2 and all of such  other  documents  as shall have been  reasonably  required  by the  Trustee as a condition to such  registration.  Transfers  of the Class R  Certificates  to  Non-United  States  Persons and
     Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last preceding
     Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as
     Holder thereof  retroactive  to the date of  registration  of such Transfer of such Class R Certificate.  If a
     Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States
     Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class
     R Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or Section
     1.860G-3,  then the last preceding Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such Transfer of such
     Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate  that is in fact not permitted by this Section 5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)  If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section  5.02(f) and to the extent that the  retroactive  restoration of the rights of the Holder of such
     Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the
     Master  Servicer  shall  have the  right,  without  notice to the  holder or any prior  holder of such Class R
     Certificate,  to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee  shall promptly  endorse and deliver each Class R
     Certificate  in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master
     Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the  commissions
     (which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due, if any, shall be remitted by the Master  Servicer to such purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Master  Servicer,  and the
     Master  Servicer shall not be liable to any Person having an Ownership  Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information  necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding
     "excess  inclusions" of such Class R Certificates  required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a
     result of any regulated  investment  company,  real estate investment trust,  common trust fund,  partnership, trust,  estate or  organization  described in Section  1381 of the Code that holds an Ownership  Interest in a
     Class R  Certificate  having  as  among  its  record  holders  at any time any  Person  who is a  Disqualified
     Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(v)  The  provisions  of this  Section  5.02(f)  set forth prior to this  clause (v) may be  modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)  written  notification from each Rating Agency to the effect that the modification,  addition to or elimination of such provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of any
     Class of the Senior (in the case of the  Insured  Certificates  (as  defined in the Series  Supplement),  such determination  shall be made  without  giving  effect to the  Certificate  Policy  (as  defined  in the Series
     Supplement)),  Class M or Class B  Certificates  below the  lower of the  then-current  rating  or the  rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)  subject to Section 10.01(f),  an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance  satisfactory to the Master Servicer,  to the effect that such  modification,  addition  to or absence of such  provisions  will not cause any portion of any REMIC formed  under the Series  Supplement  to cease to qualify as a REMIC and will not cause (x) any portion of any
     REMIC formed under the Series  Supplement to be subject to an  entity-level  tax caused by the Transfer of any
     Class R Certificate  to a Person that is a Disqualified  Organization  or (y) a  Certificateholder  or another
     Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate  is  surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any  duplicate  Certificate  issued  pursuant to this Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation  of a  Certificate  for  registration  of  transfer,  the  Company,  the Master
Servicer,  the Trustee,  any  Certificate  Insurer,  the  Certificate  Registrar and any agent of the Company,  the
Master Servicer,  the Trustee,  any Certificate Insurer or the Certificate  Registrar may treat the Person in whose name any  Certificate  is registered as the owner of such  Certificate  for the purpose of receiving  distributions pursuant  to  Section  4.02 and for all other  purposes  whatsoever,  except as and to the extent  provided  in the definition of  "Certificateholder,"  and neither the Company,  the Master  Servicer,  the Trustee,  any Certificate
Insurer,  the  Certificate  Registrar  nor any  agent  of the  Company,  the  Master  Servicer,  the  Trustee,  any
Certificate  Insurer or the  Certificate  Registrar  shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making  distributions to the  Certificateholders pursuant to Section 4.02. In the event of any such  appointment,  on or prior to each  Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the  payments to the  Certificateholders  in the amounts and in the manner  provided  for in Section  4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee  shall cause each Paying  Agent to execute and deliver to the Trustee an  instrument  in which such  Paying  Agent shall  agree with the  Trustee  that such  Paying  Agent shall hold all sums held by it for the payment to the  Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be  distributed  to such  Certificateholders.  Any sums so held by such Paying  Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

Section 5.06.     U.S.A. Patriot Act Compliance.

         In order for it to comply  with its duties  under the  U.S.A.  Patriot  Act,  the  Trustee  may obtain and verify  certain  information  from the other  parties  hereto,  including  but not limited to such  parties'  name, address and other identifying information.

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company and the Master Servicer.

         The Company and the Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the obligations  specifically and  respectively  imposed upon and undertaken by the Company and the Master Servicer
herein.  By  way  of  illustration  and  not  limitation,   the  Company  is  not  liable  for  the  servicing  and
administration  of the  Mortgage  Loans,  nor is it  obligated  by  Section  7.01 or  Section  10.01 to assume  any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

Section 6.02.     Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                           Delegation of Duties by Master Servicer.

(a)      The Company and the Master  Servicer shall each keep in full effect its  existence,  rights and franchises as a corporation  under the laws of the state of its  incorporation  and as a limited  liability  company under the laws of the state of its  organization,  respectively,  and shall each obtain and preserve its  qualification to do business as a foreign  corporation or other Person in each jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the Mortgage
Loans and to perform its respective duties under this Agreement.

(b)      Any Person  into which the  Company or the Master  Servicer  may be merged or  converted  or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation to which the Company or the Master  Servicer  shall be a party,  or any Person  succeeding  to the  business  of the  Company or the Master
Servicer,  shall be the successor of the Company or the Master  Servicer,  as the case may be,  hereunder,  without the  execution  or filing of any paper or any  further act on the part of any of the  parties  hereto,  anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however,  that the successor or surviving Person to the Master  Servicer  shall be qualified to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac; and
provided further that the Master Servicer (or the Company,  as applicable)  shall notify each Rating Agency and the
Trustee in writing of any such merger,  conversion or  consolidation  at least 30 days prior to the effective  date of such event.

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the Trustee and the  Company,  is willing to service the Mortgage  Loans and executes and delivers to the Company and the Trustee an  agreement,  in form and  substance reasonably  satisfactory  to the Company and the Trustee,  which  contains an  assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master
Servicer under this  Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates
(in the case of the Insured  Certificates (as defined in the Series  Supplement),  such determination shall be made without  giving effect to the  Certificate  Policy (as defined in the Series  Supplement))  that have been rated in effect  immediately  prior to such  assignment  and  delegation  will not be  qualified,  reduced or withdrawn as a result of such  assignment  and delegation  (as evidenced by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and delegation,  the Master Servicer shall be released from its obligations  under this Agreement,  except that the Master  Servicer shall remain liable for all liabilities and obligations  incurred by it as Master Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or assignment by the Master  Servicer  solely of its rights to purchase all assets of the Trust Fund under  Section  9.01(a) (or, if so specified in Section  9.01(a),  its rights to purchase the Mortgage  Loans and property  acquired  related to such  Mortgage  Loans or its rights to  purchase  the  Certificates  related  thereto),  the  provisos of the first sentence of this paragraph will not apply.

Section 6.03.     Limitation on Liability of the Company, the Master Servicer and Others.

         Neither the Company,  the Master Servicer nor any of the directors,  officers,  employees or agents of the
Company or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Company, the Master Servicer or any such Person  against any breach of  warranties  or  representations  made herein or any  liability  which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Company,  the Master Servicer and any director,  officer,  employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly  executed and submitted by any Person  respecting any matters  arising  hereunder.
The  Company,  the Master  Servicer  and any  director,  officer,  employee  or agent of the  Company or the Master
Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense incurred in  connection  with any  legal  action  relating  to this  Agreement  or the  Certificates,  other  than any loss, liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability or  expense  shall be  otherwise  reimbursable  pursuant  to this  Agreement)  and any loss,  liability  or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties  hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or  administrative  action,  proceeding,  hearing or  examination  that is not  incidental  to its respective  duties  under this  Agreement  and which in its opinion  may  involve it in any  expense or  liability;
provided,  however,  that the Company or the Master  Servicer  may in its  discretion  undertake  any such  action, proceeding,  hearing or  examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests  of the  Certificateholders  hereunder.  In such event, the legal  expenses  and costs of such action,  proceeding,  hearing or  examination  and any  liability  resulting therefrom  shall be expenses,  costs and  liabilities  of the Trust Fund,  and the Company and the Master  Servicer
shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial Account as provided by Section 3.10 and, on the Distribution  Date(s) following such  reimbursement,  the aggregate of such  expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest on each
Class  entitled  thereto  in the same  manner as if such  expenses  and costs  constituted  a  Prepayment  Interest
Shortfall.

Section 6.04.     Company and Master Servicer Not to Resign.

         Subject to the provisions of Section 6.02,  neither the Company nor the Master  Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder are no longer  permissible under applicable law. Any such  determination  permitting the resignation of the Company or the Master  Servicer  shall be  evidenced by an Opinion of Counsel to such effect  delivered to the Trustee.  No such  resignation by the Master  Servicer shall become  effective  until the Trustee or a successor  servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                      DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the Master  Servicer  shall fail to deposit or cause to be  deposited  into the  Certificate  Account  any amounts  required to be so deposited  therein at the time  required  pursuant to Section 4.01 or otherwise or  the  Master  Servicer  shall  fail  to  distribute  or  cause  to be  distributed  to the  Holders  of
         Certificates  of any Class any  distribution  required to be made under the terms of the  Certificates  of such Class and this  Agreement and, in each case,  such failure shall continue  unremedied for a period of
         5 days after the date upon which written  notice of such failure,  requiring  such failure to be remedied, shall have been given to the Master  Servicer  by the  Trustee or the  Company or to the Master  Servicer,
         the Company and the Trustee by the Holders of Certificates of such Class evidencing  Percentage  Interests aggregating not less than 25%; or

(ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this
         Agreement and such failure shall  continue  unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the  premium for any  Required  Insurance  Policy)  after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Company,  or to the Master  Servicer,  the Company and
         the  Trustee by the  Holders  of  Certificates  of any Class  evidencing,  in the case of any such  Class,
         Percentage Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the Master  Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the
         Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under,  any  applicable  insolvency or reorganization  statute,  make an assignment  for the benefit of its  creditors,  or  voluntarily  suspend payment of its obligations; or

(vi)     the Master  Servicer shall notify the Trustee  pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses  (i)-(v) of this Section shall occur,  then,  and in each and every such case, so long as such Event of Default shall not have been  remedied,  either the Company or the Trustee may, and at the direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights,  the Trustee shall,  by notice in writing to the Master  Servicer  (and to the Company if given by the Trustee or to the Trustee if given by the Company),  terminate all of the rights and  obligations of the Master Servicer under this Agreement and in and to the  Mortgage  Loans  and  the  proceeds  thereof,  other  than  its  rights  as a  Certificateholder hereunder.  If an Event of Default  described in clause (vi) hereof shall occur,  the Trustee  shall,  by notice to the Master  Servicer  and the  Company,  immediately  terminate  all of the rights  and  obligations  of the Master
Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section  4.04(b).  On or after the receipt by the Master Servicer of such written notice,  all authority and power of the Master Servicer under this Agreement,  whether with respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage  Loans or otherwise,  shall subject to Section
7.02 pass to and be vested in the  Trustee or the  Trustee's  designee  appointed  pursuant to Section  7.02;  and, without  limitation,  the Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the
Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all  other  acts or  things  necessary  or  appropriate  to  effect  the  purposes  of such  notice  of termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage  Loans and related documents,  or otherwise.  The Master  Servicer  agrees to cooperate with the Trustee in effecting the  termination of the Master Servicer's  responsibilities  and rights hereunder,  including,  without limitation,  the transfer to the Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be credited to the Custodial  Account or the  Certificate  Account or  thereafter be received with respect to the Mortgage  Loans.
No such  termination  shall release the Master  Servicer for any liability  that it would  otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its  capacity as Master
Servicer  hereunder,  Residential  Funding  shall be entitled to receive,  out of any late  collection of a Monthly
Payment  on a  Mortgage  Loan  which was due prior to the  notice  terminating  Residential  Funding's  rights  and obligations  as Master  Servicer  hereunder  and  received  after such notice,  that  portion to which  Residential
Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (iv), (vi) and (vii) and Section 4.01(b),  and
any  other  amounts  payable  to  Residential  Funding  hereunder  the  entitlement  to  which  arose  prior to the termination  of its  activities  hereunder.  Upon  the  termination  of  Residential  Funding  as  Master  Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.     Trustee or Company to Act; Appointment of Successor.

(a)      On and after the time the Master  Servicer  receives a notice of  termination  pursuant to Section 7.01 or resigns in  accordance  with  Section  6.04,  the Trustee  or,  upon  notice to the Company and with the  Company's consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards set forth below) of the
Trustee,  shall be the  successor  in all respects to the Master  Servicer in its  capacity as servicer  under this
Agreement and the transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating  thereto placed on the Master Servicer  (except for the  responsibilities,  duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding  the duty to notify  related  Subservicers  or
Sellers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or  termination  on the  investment of funds in the  Custodial  Account or the  Certificate  Account
pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof);  provided,  however, that any failure to  perform  such  duties  or  responsibilities  caused by the  preceding  Master  Servicer's  failure  to  provide information  required by Section 4.04 shall not be considered a default by the Trustee  hereunder.  As compensation therefor,  the Trustee  shall be entitled to all funds  relating to the  Mortgage  Loans which the Master  Servicer would have been entitled to charge to the Custodial  Account or the Certificate  Account if the Master Servicer had
continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments  made with amounts  attributable to the Mortgage Loans held in the Custodial Account or the Certificate  Account.  If the
Trustee has become the  successor to the Master  Servicer in  accordance  with Section 6.04 or Section  7.01,  then notwithstanding  the above,  the Trustee may, if it shall be  unwilling to so act, or shall,  if it is unable to so act, appoint,  or petition a court of competent  jurisdiction to appoint,  any established housing and home finance institution,  which is also a Fannie Mae- or Freddie  Mac-approved  mortgage  servicing  institution,  having a net worth of not less than  $10,000,000 as the successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment  and  assumption,  the Trustee may make such  arrangements  for the  compensation  of such  successor out of payments on Mortgage  Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master  Servicer  hereunder.  The Company,  the Trustee,  the Custodian and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to  effectuate  any such  succession.  The Master
Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

         (b) In connection  with the termination or resignation of the Master  Servicer  hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS' rules and  regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master Servicer shall file or cause  to be filed  any such  assignment  in the  appropriate  recording  office.  The  predecessor  Master
Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b).  The  successor  Master
Servicer shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination or appointment  of a successor to the Master  Servicer,  the Trustee shall give prompt  written  notice  thereof  to  the  Certificateholders  at  their  respective  addresses  appearing  in  the
Certificate Register.

(b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the Voting  Rights  affected  by a default or Event of Default hereunder  may waive such default or Event of Default;  provided,  however,  that (a) a default or Event of Default under  clause  (i) of  Section  7.01 may be waived  only by all of the  Holders of  Certificates  affected  by such default  or Event of  Default  and (b) no waiver  pursuant  to this  Section  7.04  shall  affect  the  Holders  of
Certificates  in the manner set forth in Section  11.01(b)(i)  or (ii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage  of Voting  Rights  affected by such default or
Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                              CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily corrected documents.

         The  Trustee  shall  forward  or cause to be  forwarded  in a timely  fashion  the  notices,  reports  and statements  required to be forwarded by the Trustee  pursuant to Sections 4.03,  4.06, 7.03 and 10.01.  The Trustee
shall furnish in a timely fashion to the Master  Servicer such  information  as the Master  Servicer may reasonably request  from time to time for the Master  Servicer  to  fulfill  its  duties as set forth in this  Agreement.  The
Trustee  covenants  and agrees that it shall  perform its  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series  Supplement  as a REMIC under the REMIC  Provisions  and
(subject  to Section  10.01(f))  to prevent  the  imposition  of any  federal,  state or local  income,  prohibited transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are  reasonably  within the  control of the Trustee  and are  reasonably  within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee  by the  Company  or the  Master  Servicer  and  which  on  their  face,  do  not  contradict  the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction of  Certificateholders  of any Class holding
         Certificates which evidence,  as to such Class,  Percentage Interests  aggregating not less than 25% as to the time,  method and place of  conducting  any  proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default  under  clauses  (iii),
         (iv) and (v) of Section 7.01 unless a  Responsible  Officer of the Trustee  assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its  Corporate  Trust Office from the Master  Servicer,  the Company or any Certificateholder; and

(v)      Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without  limitation,  the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its  rights or  powers,  if the  Trustee  shall have  reasonable  grounds  for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its assets or  transactions  including,  without  limitation,  (A)  "prohibited transaction"  penalty  taxes as  defined  in Section  860F of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section  860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

(e)      Notwithstanding anything to the contrary contained herein or in any related Custodial Agreement, in no event shall the Trustee have any liability in respect of any actions or omissions of the Custodian herein or pursuant to any related Custodial Agreement.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders,  pursuant  to the  provisions  of  this
         Agreement,  unless  such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of
         Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the facts or  matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates of any Class evidencing,  as to such Class,  Percentage Interests,  aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R Certificate  hereby  irrevocably  appoints and authorizes  the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust  Fund and  deliver to the  Master  Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master  Servicer  that the  Trustee  is  required  to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have obtained or been  furnished  with an Opinion of
Counsel to the effect that such  contribution  will not (i) cause any portion of any REMIC  formed under the Series
Supplement  to fail to  qualify  as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the
Trust Fund to be subject to any federal  tax as a result of such  contribution  (including  the  imposition  of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the statements of the Company or the Master  Servicer as the case may be, and the  Trustee  assumes no  responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any  Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise provided  herein,  the Trustee shall not be  accountable  for the use or  application  by the Company or the Master
Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the Company or the Master  Servicer in respect of the  Mortgage  Loans or  deposited  in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision  of law in regard to the  compensation  of a trustee of an express  trust) for all  services  rendered by each of them in the  execution  of the trusts  hereby  created and in the exercise  and  performance  of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse the
Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement  (including  the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in  connection  with the  appointment  of an office or agency  pursuant to Section 8.12) except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master Servicer  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on the Trustee's part,  arising out of, or in connection with, the acceptance and  administration  of the Trust Fund,  including the costs and expenses
(including  reasonable  legal fees and  expenses)  of defending  itself  against any claim in  connection  with the exercise or performance of any of its powers or duties under this  Agreement and the Custodial  Agreement,  and the
Master Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee harmless  against,  any loss, liability or expense  arising out of, or in connection  with, the  provisions set forth in the second  paragraph of
Section 2.01(c) hereof,  including,  without limitation,  all costs, liabilities and expenses (including reasonable legal fees and expenses) of  investigating  and defending itself against any claim,  action or proceeding,  pending or threatened, relating to the provisions of this paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall  not be unreasonably withheld.

No  termination  of this  Agreement  shall affect the  obligations  created by this  Section  8.05(b) of the Master
Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Master  Servicer  in this  Section
8.05(b)  shall not be available  (A) for any loss,  liability or expense of the  Trustee,  including  the costs and expenses of defending  itself  against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction  of the  Certificateholders  pursuant  to the terms of this  Agreement  or (B) where the  Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee  hereunder shall at all times be a corporation or a national  banking  association  having its principal  office in a state and city  acceptable to the Company and organized and doing business under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000,  subject to supervision or examination by federal or state authority and the short-term  rating of such institution  shall be A-1 in the case of Standard & Poor's if Standard
& Poor's is a Rating Agency.  If such corporation or national banking  association  publishes  reports of condition at least  annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority, then for the purposes of this Section the combined  capital and surplus of such  corporation  shall be deemed to be its  combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trustee shall cease to be eligible in  accordance  with the  provisions  of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof to the Company.  Upon receiving such notice of  resignation,  the Company shall promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee and one copy to the  successor  trustee.  If no successor  trustee  shall have been so appointed and have  accepted  appointment  within 30 days  after the  giving of such  notice of  resignation,  the  resigning
Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of Section 8.06 and shall fail to resign  after  written  request  therefor by the  Company,  or if at any time the  Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the  Company  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Company   determines  that  the  Trustee  has  failed  (i)  to  distribute  or  cause  to  be  distributed  to  the
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent  (other than the Master  Servicer or the Company)  for  distribution  or (ii) to otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above  other than any  failure to comply  with the  provisions  of  Article  XII,  in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been  given to the  Trustee by the  Company,  then the  Company  may remove the  Trustee  and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor  trustee  pursuant to the preceding  sentence,  the Company shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency  written  confirmation that the  appointment  of any such  successor  trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this Section  shall become  effective  upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor  trustee  appointed as provided in Section 8.07 shall  execute,  acknowledge  and deliver to the Company and to its predecessor trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become  effective and such successor  trustee shall become effective and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the  rights,  powers,  duties  and  obligations  of its  predecessor  hereunder,  with  the like  effect  as if originally named as trustee herein.  The predecessor  trustee shall deliver to the successor  trustee all Custodial
Files and related  documents and statements  held by it hereunder  (other than any Custodial Files at the time held by a Custodian,  which shall become the agent of any  successor  trustee  hereunder),  and the Company,  the Master
Servicer and the  predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably  be required for more fully and  certainly  vesting and  confirming  in the  successor  trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall  accept  appointment  as provided in this Section  unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of  appointment  by a successor  trustee as provided in this  Section,  the Company shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice  within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties,  obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within 15 days  after the  receipt by it of a request so to do, or in case an Event of
Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates  of the appointment of  co-trustee(s)
or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the  estates  or  property  specified  in its  instrument  of  appointment,  either  jointly  with the  Trustee  or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the  Company  and the Master  Servicer,  appoint  custodians  who are not  Affiliates  of the  Company,  the Master
Servicer or any Seller to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Notwithstanding  anything to the contrary contained herein,  the Company,  Master Servicer and Trustee  acknowledge  that the  functions of the Trustee  hereunder  with respect to the  acceptance,  custody, inspection and release of Custodial Files, and the preparation and delivery of the Interim  Certification  required pursuant to Section  2.02,  shall be  performed by the  Custodian  as and to the extent set forth in the  Custodial
Agreement.  Subject to Article VIII, the Trustee  agrees to comply with the terms of each Custodial  Agreement with respect to the Custodial Files and to enforce the terms and provisions  thereof  against the related  custodian for the benefit of the  Certificateholders.  Each custodian  shall be a depository  institution  subject to supervision by federal or state  authority,  shall have a combined  capital  and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial  Agreement, with respect to the Custodial  Files,  may be amended only as provided in Section  11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian  appointed as of the Closing
Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee will  maintain an office or agency in the United  States at the address  designated in Section
11.05 of the Series  Supplement  where  Certificates  may be surrendered for  registration of transfer or exchange.
The Trustee will maintain an office at the address stated in Section 11.05 of the Series  Supplement  where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.     Optional  Purchase by the Master Servicer of All  Certificates;  Termination Upon Purchase by the
                           Master Servicer or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the  respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Company to send certain  notices as  hereinafter  set forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase by the Master  Servicer of all Mortgage  Loans and all  property  acquired in respect of any
         Mortgage  Loan  remaining  in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan or, if less than such unpaid  principal  balance,  the fair market value of the related underlying  property  of such  Mortgage  Loan with  respect to  Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance  (net of any  unreimbursed
         Advances  attributable  to principal) on the day of repurchase  plus accrued  interest  thereon at the Net
         Mortgage  Rate (or  Modified  Net Mortgage  Rate in the case of any  Modified  Mortgage  Loan) to, but not including,  the first day of the month in which such repurchase price is distributed,  provided,  however, that in no event  shall the trust  created  hereby  continue  beyond the  expiration  of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United
         States to the Court of St. James,  living on the date hereof and provided  further that the purchase price set forth above shall be  increased  as is  necessary,  as  determined  by the Master  Servicer,  to avoid disqualification  of any  portion  of any  REMIC  formed  under  the  Series  Supplement  as a REMIC.  The purchase  price paid by the Master  Servicer  shall also include any amounts owed by  Residential  Funding pursuant to the last  paragraph  of Section 4 of the  Assignment  Agreement  in respect of any  liability, penalty or expense that resulted from a breach of the  Compliance  With Laws  Representation,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  pursuant to clause (ii)
above is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution  Date,  being less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans.

         If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage
Loans.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and the Custodian shall,  promptly  following payment of the purchase price,  release to the Master
Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the  related  Interest
Accrual Period and any previously  unpaid  Accrued  Certificate  Interest.  If the Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master Servicer  anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the  exercise  by the  Master  Servicer  of its right to  purchase  the  assets of the Trust Fund or otherwise) or on which the Master  Servicer  anticipates  that the  Certificates  will be purchased (as a result of the  exercise  by the  Master  Servicer  to  purchase  the  outstanding  Certificates).  Notice of any  termination specifying the anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a Distribution
Date) upon which the  Certificateholders  may surrender  their  Certificates  to the Trustee (if so required by the terms hereof) for payment of the final  distribution  and cancellation or notice of any purchase of the outstanding
Certificates,  specifying the  Distribution  Date upon which the Holders may surrender  their  Certificates  to the
Trustee for payment,  shall be given  promptly by the Master  Servicer (if it is  exercising  its right to purchase the assets of the Trust Fund or to purchase the  outstanding  Certificates),  or by the Trustee (in any other case)
by letter.  Such notice  shall be prepared by the Master  Servicer (if it is  exercising  its right to purchase the assets of the Trust Fund or to purchase the  outstanding  Certificates),  or by the Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated  where  required  pursuant  to this  Agreement  or, in the case of the  purchase  by the Master
         Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii)     the amount of any such final  payment,  or in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the Certificates in connection with the exercise by the Master  Servicer  of its right to  purchase  the  Certificates,  that  payment  will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is  exercising  its rights to  purchase  the  outstanding  Certificates,  it shall give such  notice to each Rating
Agency at the time such notice is given to  Certificateholders.  As a result of the exercise by the Master Servicer of its right to  purchase  the assets of the Trust  Fund,  the Master  Servicer  shall  deposit in the  Certificate
Account,  before the Final  Distribution Date in immediately  available funds an amount equal to the purchase price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding  Certificates,  the Master Servicer shall deposit in an Eligible  Account, established by the Master Servicer on behalf of the Trustee and separate from the  Certificate  Account in the name of the Trustee in trust for the  registered  holders of the  Certificates,  before the  Distribution  Date on which such  purchase  is to occur  in  immediately  available  funds  an  amount  equal  to the  purchase  price  for the
Certificates,  computed as above  provided,  and provide  notice of such deposit to the  Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c) below.

(c)      In the case of the Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof,  and in the  case of the  Class M and  Class B  Certificates,  upon  presentation  and surrender of the  Certificates  by the  Certificateholders  thereof in  connection  with the exercise by the Master
Servicer of its right to purchase the Certificates,  and otherwise in accordance with Section 4.01(a),  the Trustee shall distribute to the  Certificateholders  (i) the amount otherwise  distributable on such Distribution  Date, if not in  connection  with the  Master  Servicer's  election  to  repurchase  the  assets  of the  Trust  Fund or the outstanding  Certificates,  or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the  outstanding  Certificates,  an  amount  determined  as  follows:  (A) with  respect  to each  Certificate  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest for the related Interest
Accrual Period thereon and any previously unpaid Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a),  and (B) with respect to the Class R  Certificates,  any excess of the amounts  available  for distribution  (including the repurchase  price specified in clause (ii) of subsection (a) of this Section) over the total  amount  distributed  under the  immediately  preceding  clause (A).  Notwithstanding  the  reduction  of the
Certificate  Principal  Balance of any Class of Subordinate  Certificates  to zero,  such Class will be outstanding hereunder  until the  termination of the respective  obligations and  responsibilities  of the Company,  the Master
Servicer and the Trustee hereunder in accordance with Article IX.

(d)      If any  Certificateholders  shall not surrender their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date (if so required by the terms hereof),  the Trustee shall on such date cause all funds in the Certificate  Account not distributed in final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders  by depositing such funds in a separate escrow account, which may be  non-interest  bearing,  for the benefit of such  Certificateholders,  and the Master  Servicer (if it exercised  its right to  purchase  the assets of the Trust  Fund),  or the Trustee (in any other case) shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates  for  cancellation and receive  the  final  distribution  with  respect  thereto.  If  within  six  months  after the  second  notice  any
Certificate  shall not have been  surrendered  for  cancellation,  the  Trustee  shall  take  appropriate  steps as directed  by the  Master  Servicer  to contact  the  remaining  Certificateholders  concerning  surrender  of their
Certificates.  The costs and  expenses  of  maintaining  the escrow  account and of  contacting  Certificateholders shall be paid out of the  assets  which  remain in the  escrow  account.  If within  nine  months  after the second notice any  Certificates  shall not have been  surrendered  for  cancellation,  the Trustee shall pay to the Master
Servicer all amounts  distributable  to the holders  thereof and the Master  Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates is to be made, the Trustee shall on such date cause all funds in the  Certificate  Account  deposited  therein by the Master  Servicer  pursuant to Section  9.01(b) to be withdrawn therefrom and deposited in a separate escrow account,  which may be non-interest  bearing,  for the benefit of such
Certificateholders,  and the Master  Servicer  shall give a second  written  notice to such  Certificateholders  to surrender  their  Certificates  for payment of the purchase price  therefor.  If within six months after the second notice any Certificate shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed  by the Master  Servicer to contact the  Holders of such  Certificates  concerning  surrender  of their
Certificates.  The costs and  expenses  of  maintaining  the escrow  account and of  contacting  Certificateholders shall be paid out of the  assets  which  remain in the  escrow  account.  If within  nine  months  after the second notice any  Certificates  shall not have been  surrendered  for  cancellation in accordance with this Section 9.01, the Trustee  shall pay to the Master  Servicer  all  amounts  distributable  to the Holders  thereof and the Master
Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance with this Section
9.01.  Any  Certificate  that is not  surrendered  on the  Distribution  Date on which a purchase  pursuant to this
Section  9.01 occurs as provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price  therefor  minus any costs and expenses associated  with such escrow account and notices  allocated  thereto.  Any  Certificates  so purchased or deemed to have been purchased on such  Distribution  Date shall remain  outstanding  hereunder  until the Master Servicer has terminated the respective  obligations and responsibilities  created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.     Additional Termination Requirements.

(a)      Each REMIC that comprises the Trust Fund shall be terminated in accordance  with the following  additional requirements,  unless  (subject to Section  10.01(f)) the Trustee and the Master  Servicer have received an Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the  Trustee)  to the effect that the failure of each such REMIC to comply with the  requirements  of this Section 9.02 will not (i) result in the imposition on the
Trust Fund of taxes on  "prohibited  transactions,"  as described  in Section  860F of the Code,  or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Master  Servicer  shall  establish  a 90-day  liquidation  period for each such REMIC and  specify the first day of such  period in a  statement  attached  to the Trust  Fund's  final Tax  Return  pursuant  to
         Treasury  regulations  Section  1.860F-1.  The Master Servicer also shall satisfy all of the  requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)     The Master Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund in accordance  with the terms hereof;
         and

(iii)    If the Master  Servicer or the Company is  exercising  its right to purchase the assets of the Trust Fund, the  Master  Servicer  shall,  during  the  90-day  liquidation  period  and  at or  prior  to  the  Final
         Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the Master
Servicer  as its  attorney-in-fact  to adopt a plan of  complete  liquidation  for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.     Termination of Multiple REMICs.

         If the REMIC  Administrator  makes two or more separate REMIC  elections,  the  applicable  REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive the last deemed  distributions on the related  Uncertificated  REMIC Regular  Interests and the last distribution due on the
Certificates is made.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall make an election  to treat the Trust Fund as one or more REMICs  under the
Code and,  if  necessary,  under  applicable  state  law.  The  assets of each such  REMIC will be set forth in the
Series  Supplement.  Such  election  will be made on Form  1066 or other  appropriate  federal  tax or  information return  (including  Form 8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued.  For the  purposes of each REMIC  election in respect of the
Trust  Fund,  Certificates  and  interests  to be  designated  as the  "regular  interests"  and the sole  class of
"residual  interests"  in the  REMIC  will be set  forth in  Section  10.03 of the  Series  Supplement.  The  REMIC
Administrator  and the  Trustee  shall not permit the  creation of any  "interests"  (within the meaning of Section
860G of the Code) in any REMIC  elected  in  respect of the Trust  Fund  other  than the  "regular  interests"  and
"residual interests" so designated.

(b)      The  Closing  Date is hereby  designated  as the  "startup  day" of the Trust Fund  within the  meaning of
Section 860G(a)(9) of the Code.

(c)      The REMIC  Administrator  shall hold a Class R Certificate  representing a 0.01% Percentage  Interest each
Class of the Class R  Certificates  and shall be designated as "the tax matters  person" with respect to each REMIC
in  the  manner  provided  under  Treasury   regulations  section  1.860F-4(d)  and  Treasury  regulations  section
301.6231(a)(7)-1.  The REMIC  Administrator,  as tax  matters  person,  shall  (i) act on  behalf of each  REMIC in relation  to any tax  matter or  controversy  involving  the Trust  Fund and (ii)  represent  the Trust Fund in any administrative  or judicial  proceeding  relating to an examination or audit by any  governmental  taxing authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or  accountants'  fees, and costs of any such  proceeding  and any liability  resulting  therefrom  shall be expenses of the Trust Fund and the
REMIC Administrator shall be entitled to reimbursement  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as provided by Section 3.10 unless such legal  expenses and costs are incurred by  reason  of the  REMIC  Administrator's  willful  misfeasance,  bad  faith or  gross  negligence.  If the  REMIC
Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed  $3,000  per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to each REMIC  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne  by the  REMIC  Administrator  without  any  right of  reimbursement  therefor.  The  REMIC
Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted Transferee,  (ii) to the Trustee, and the Trustee shall forward to the Certificateholders,  such information  or  reports  as are  required  by the Code or the  REMIC  Provisions  including  reports  relating  to interest,  original issue discount and market  discount or premium (using the Prepayment  Assumption)  and (iii) to the Internal  Revenue  Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC.

(f)      The Master  Servicer  and the REMIC  Administrator  shall  take such  actions  and shall  cause each REMIC
created   hereunder  to  take  such  actions  as  are  reasonably   within  the  Master  Servicer's  or  the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable  to  maintain  the status of each REMIC as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall assist the Master Servicer and the REMIC  Administrator,  to the extent reasonably requested by the Master Servicer and the REMIC  Administrator  to do so). The Master  Servicer and the REMIC  Administrator  shall not  knowingly or intentionally  take any  action,  cause the Trust  Fund to take any  action or fail to take (or fail to cause to be taken) any action  reasonably  within their respective  control that, under the REMIC  Provisions,  if taken or not taken,  as the case may be,  could (i)  endanger  the status of any  portion of any REMIC  formed  under the Series
Supplement as a REMIC or (ii) result in the  imposition of a tax upon any such REMIC  (including but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on contributions to a
REMIC set forth in Section  860G(d) of the Code)  (either  such  event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse  REMIC Event")  unless the Master  Servicer or the
REMIC  Administrator,  as  applicable,  has received an Opinion of Counsel (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Master Servicer or the REMIC  Administrator,
as  applicable,  determines  that  taking  such  action  is in  the  best  interest  of  the  Trust  Fund  and  the
Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master  Servicer,  the
REMIC  Administrator  or the  Trustee) to the effect that the  contemplated  action will not,  with respect to each
REMIC created hereunder,  endanger such status or, unless the Master Servicer,  the REMIC Administrator or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust  Fund,  such  action may nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust Fund has been  given and that all other  preconditions  to the taking of such  action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder)
as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that it has received  an Opinion  of  Counsel to the effect  that an  Adverse  REMIC  Event  could  occur with  respect to such action.  In  addition,  prior to taking any action  with  respect to any REMIC  created  hereunder  or any  related assets thereof,  or causing any such REMIC to take any action,  which is not expressly permitted under the terms of this Agreement,  the Trustee will consult with the Master Servicer or the REMIC  Administrator,  as applicable,  or its  designee,  in writing,  with respect to whether  such action could cause an Adverse  REMIC Event to occur with respect  to any such  REMIC,  and the  Trustee  shall not take any such  action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that an Adverse  REMIC Event could  occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may consult  with  counsel to make such  written  advice,  and the cost of same shall be borne by the party  seeking to take the action not expressly  permitted by this  Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer will to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially all of the assets of each REMIC created  hereunder as "qualified  mortgages" as defined in Section  860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in Section  860F(a)(2) of the Code, on "net income from foreclosure  property" of any such REMIC as defined in Section 860G(c) of the Code, on any  contributions to any such REMIC after the Startup Day therefor  pursuant to
Section  860G(d)  of the Code,  or any other tax is imposed by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined to indemnify the Trust Fund against such tax, (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its  obligations  under this Article X, or (iii) otherwise against  amounts on deposit in the Custodial  Account as provided by Section 3.10 and on the  Distribution  Date(s)
following  such  reimbursement  the  aggregate  of such  taxes  shall be  allocated  in  reduction  of the  Accrued
Certificate  Interest on each Class entitled  thereto in the same manner as if such taxes  constituted a Prepayment
Interest Shortfall.

(h)      The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC  created  hereunder on a calendar  year and on an accrual  basis or as otherwise  may be required by the REMIC Provisions.

(i)      Following the Startup Day,  neither the Master Servicer nor the Trustee shall accept any  contributions of assets to any REMIC created  hereunder  unless  (subject to Section  10.01(f)) the Master  Servicer and the Trustee
shall have  received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect  that the  inclusion  of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject  the REMIC to any tax under the REMIC  Provisions  or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master  Servicer  nor the  Trustee  shall  (subject  to  Section  10.01(f))  enter  into any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any such  REMIC to  receive  any  income  from  assets  other  than  "qualified  mortgages"  as  defined in Section
860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of Section  1.860G-1(a)(4)(iii) of the Treasury Regulations,  the "latest possible maturity date" by which the Certificate  Principal  Balance of each Class of Certificates  (other than the Interest
Only  Certificates)  representing  a regular  interest in the  applicable  REMIC and the  Uncertificated  Principal
Balance of each  Uncertificated  REMIC Regular  Interest  (other than each  Uncertificated  REMIC Regular  Interest represented  by a  Class  A-V  Certificate,  if  any)  and  the  rights  to  the  Interest  Only  Certificates  and
Uncertificated  REMIC  Regular  Interest  represented  by a Class A-V  Certificate  would be reduced to zero is the
Maturity Date for each such Certificate and Interest.

(l)      Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage
Loans (except in connection  with (i) the default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii)
the bankruptcy of any REMIC created  hereunder,  (iii) the  termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) nor acquire any assets for any such REMIC,  nor sell or dispose of any investments in the Custodial  Account or the Certificate
Account for gain nor accept any  contributions  to any such REMIC after the Closing  Date unless it has received an
Opinion of Counsel that such sale,  disposition,  substitution  or  acquisition  will not (a) affect  adversely the status of such  REMIC as a REMIC or (b) unless  the  Master  Servicer  has  determined  in its sole  discretion  to indemnify  the Trust Fund against such tax,  cause such REMIC to be subject to a tax on  "prohibited  transactions"
or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee  agrees to indemnify  the Trust Fund,  the  Company,  the REMIC  Administrator  and the Master
Servicer  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees imposed on or incurred  by the Trust  Fund,  the  Company  or the  Master  Servicer,  as a result  of a breach  of the  Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify  the Trust Fund,  the Company,  the Master  Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Company,  the Master Servicer or the Trustee,  as a result of a breach of the REMIC
Administrator's  covenants  set forth in this  Article X with  respect  to  compliance  with the REMIC  Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master  Servicer  agrees to indemnify the Trust Fund,  the Company,  the REMIC  Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Company,  the REMIC  Administrator  or the Trustee,  as a result of a breach of the
Master  Servicer's  covenants  set forth in this  Article X or in Article III with respect to  compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03.    Designation of REMIC(s).

         As provided in Section 10.03 of the Series Supplement.

Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

         As provided in Section 10.04 of the Series Supplement.

Section 10.05.    Compliance with Withholding Requirements.

         As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement or any  Custodial  Agreement  may be amended from time to time by the Company,  the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to  maintain  the  qualification  of the  Trust  Fund as a REMIC  at all  times  that any  Certificate  is outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the Trust Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or  desirable  to maintain  such  qualification or to avoid  or  minimize  the  risk of the  imposition  of any  such  tax and (B)  such  action  will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change  the name in which the  Custodial  Account  is  maintained,  provided  that (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the  related  Distribution  Date,  (B) such  change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (C) such change shall not result in a reduction  of the rating  assigned to any Class of  Certificates  below the lower of the  then-current  rating or the  rating  assigned  to such
         Certificates  as of the Closing  Date (in the case of the Insured  Certificates  (as defined in the Series
         Supplement),  such  determination  shall be made  without  giving  effect to the  Certificate  Policy  (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add to the  provisions  of  Section  5.02(f)  or  any  other  provision  hereof restricting  transfer of the Class R Certificates,  by virtue of their being the "residual interests" in a
         REMIC,  provided  that (A) such change shall not result in  reduction  of the rating  assigned to any such
         Class  of  Certificates  below  the  lower of the  then-current  rating  or the  rating  assigned  to such
         Certificates  as of the Closing  Date (in the case of the Insured  Certificates  (as defined in the Series
         Supplement),  such  determination  shall be made  without  giving  effect to the  Certificate  Policy  (as defined in the Series  Supplement)),  as evidenced by a letter from each Rating Agency to such effect, and
         (B) such change  shall not  (subject to Section  10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause any REMIC  created hereunder  or any of the  Certificateholders  (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such action  shall not, as  evidenced  by an Opinion of  Counsel,  adversely  affect in any material respect the interests of any Certificateholder or

                  (vii)    to  amend  any  provision  herein  or  therein  that  is  not  material  to  any  of the
         Certificateholders.

(b)      This  Agreement or any  Custodial  Agreement  may also be amended  from time to time by the  Company,  the
Master  Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the  Percentage  Interests of each Class of  Certificates  with a  Certificate  Principal  Balance greater  than zero  affected  thereby  for the  purpose of adding any  provisions  to or  changing in any manner or eliminating  any of the provisions of this Agreement or such Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of Counsel  (subject to Section  10.01(f) and at the expense of the party  seeking such  amendment)  to the effect that such  amendment or the exercise of any power granted to the Master  Servicer,  the  Company  or the  Trustee in  accordance  with such  amendment  is  permitted hereunder  and will not result in the  imposition  of a federal  tax on the Trust  Fund or cause any REMIC  created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the substance  of such  amendment  to the  Custodian  and each  Certificateholder.  It shall not be  necessary  for the consent of  Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment, but it shall be  sufficient  if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Company  shall have the  option,  in its sole  discretion,  to obtain and  deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class B  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the Trustee for the benefit of the Class B  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in the Trust Fund.  To the extent that any such  instrument or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any reserve  fund so  established  shall be an outside  reserve  fund and not an asset of the  Trust  Fund,  (ii)  any  such  reserve  fund  shall be owned by the
Company,  and (iii)  amounts  transferred  by the Trust Fund to any such  reserve  fund shall be treated as amounts distributed  by the Trust Fund to the Company or any  successor,  all within the  meaning of  Treasury  Regulations
Section  1.860G-2(h)  as it reads as of the Cut-off Date. In connection  with the provision of any such  instrument or fund,  this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment  or  administration  thereof, such  amendment  to be made by written  instrument  executed or consented to by the Company but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such  amendment  would impose any  additional  obligation  on, or otherwise  adversely  affect the interests of the
Senior  Certificateholders,  the Class M  Certificateholders,  the Master  Servicer or the Trustee,  as applicable;
provided  that the  Company  obtains  (subject  to Section  10.01(f))  an Opinion of Counsel  (which need not be an opinion of  Independent  counsel)  to the effect that any such  amendment  will not cause (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"
under Section  860F(a)(1) of the Code or on "contributions  after the startup date" under Section 860G(d)(1) of the
Code and (b) any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificate  is outstanding.  In the event that the  Company  elects to provide  such  coverage  in the form of a limited  guaranty provided  by GMAC  LLC,  the  Company  may  elect  that  the  text of such  amendment  to this  Agreement  shall be substantially  in the  form  attached  hereto  as  Exhibit  K (in  which  case  Residential  Funding's  Subordinate
Certificate Loss Obligation as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment)  and that the limited  guaranty  shall be executed in the form attached  hereto as Exhibit L, with such changes as the Company shall deem to be  appropriate;  it being  understood  that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the Master  Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the  effect  that such  recordation  materially  and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein  or  thereby,  and the  Trustee,  for 60 days  after  its  receipt  of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the  common  benefit  of  Certificateholders  of  such  Class  or all  Classes,  as the  case  may be.  For the protection  and  enforcement  of the provisions of this Section  11.03,  each and every  Certificateholder  and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be  determined in accordance with such laws.

Section 11.05.    Notices.

         As provided in Section 11.05 of the Series Supplement.

Section 11.06.    Required Notices to Rating Agency and Subservicer.

         The Company,  the Master  Servicer or the Trustee,  as applicable,  (i) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events  described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,  (ii) shall notify the  Subservicer  at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events  described in clause (a), (b), (c)(1),  (g)(1),  or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements  described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      (1) the  termination or appointment of a successor  Master  Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy required by Section 3.12 or the  cancellation or modification of coverage under any such instrument,

(e)      the statement  required to be delivered to the Holders of each Class of  Certificates  pursuant to Section
         4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      (1) a change in the location of the Custodial  Account or (2) a change in the location of the  Certificate
         Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the  occurrence of the events  described in clauses (d), (g) or
(h) above,  the Master Servicer shall provide prompt written notice to each Rating Agency and the  Subservicer,  if applicable, of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

         This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate  Article  hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Company or any of its  Affiliates  (or any designee  thereof) is the registered
Holder (the  "Resecuritized  Certificates"),  the Company may deposit such  Resecuritized  Certificates  into a new
REMIC, grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument  adopting such  Supplemental  Article shall be executed by the Company,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially  issued  hereunder,  the adoption of the  Supplemental  Article shall not constitute an
"amendment" of this Agreement.

         Each  Supplemental  Article  shall set forth all  necessary  provisions  relating  to the  holding  of the
Resecuritized  Certificates by the Trustee, the establishment of the Restructuring  Vehicle, the issuing of various classes of new certificates by the Restructuring  Vehicle and the  distributions to be made thereon,  and any other provisions  necessary for the purposes  thereof.  In connection with each Supplemental  Article,  the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the  Restructuring  Vehicle  will  qualify as a
REMIC,  grantor  trust or other  entity not  subject to  taxation  for  federal  income tax  purposes  and (ii) the adoption  of the  Supplemental  Article  will not  endanger  the status of the Trust Fund as a REMIC or (subject to
Section  10.01(f))  result in the imposition of a tax upon the Trust Fund  (including but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09.    Allocation of Voting Rights.

         As provided in Section 11.09 of the Series Supplement.

Section 11.10.    No Petition.

         As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of the Parties; Reasonableness.

                  The Company,  the Trustee and the Master Servicer  acknowledge and agree that the purpose of this
Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and regulations  of the  Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance  under these provisions other than in good faith, or for purposes other than compliance with the
Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the
Exchange Act. Each of the Master Servicer and the Trustee  acknowledges  that  interpretations  of the requirements of Regulation  AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission or its staff,  consensus among participants in the mortgage-backed  securities  markets,  advice of counsel, or otherwise, and agrees to comply with reasonable  requests made by the Company in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master  Servicer and the
Trustee shall cooperate  reasonably  with the Company to deliver to the Company  (including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications,  records  and any  other  information necessary  in the  reasonable,  good faith  determination  of the  Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to  represent  and warrant to the Company as of the Closing
Date and on each date on which  information  is provided to the Company  under  Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the Company  prior to such date:  (i) it is not aware and has not received notice that any default,  early  amortization or other  performance  triggering  event has occurred as to any other
Securitization  Transaction due to any default of the Trustee; (ii) there are no aspects of its financial condition that  could  have a  material  adverse  effect on the  performance  by it of its  trustee  obligations  under  this
Agreement  or any other  Securitization  Transaction  as to which it is the  trustee;  (iii)  there are no material legal or  governmental  proceedings  pending  (or known to be  contemplated)  against it that would be  material to
Certificateholders;  (iv) there are no  relationships  or transactions  (as described in Item 1119(b) of Regulation
AB)  relating to the Trustee  with  respect to the  Company or any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant  obligor,  enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Trustee in writing as of the Closing Date (each,  a  "Transaction  Party") that are  outside  the  ordinary  course of  business  or on terms  other  than  would be  obtained  in an arm's  length transaction  with an unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding  of the  Certificates;  and (v) the Trustee is not an affiliate (as  contemplated  by
Item 1119(a) of  Regulation  AB) of any  Transaction  Party.  The Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

                  (b)      If so  requested  by the Company on any date  following  the Closing  Date,  the Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide the pertinent facts, in writing,  to the Company.  Any such request from the Company shall not be given more than once each calendar  quarter,  unless the Company shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03.    Information to Be Provided by the Trustee.

                  For so long as the  Certificates  are  outstanding,  for the purpose of satisfying  the Company's reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the Trustee shall provide to the  Company a written  description  of (a) any  litigation  or  governmental  proceedings  pending  against the
Trustee as of the last day of each  calendar  month  that  would be  material  to  Certificateholders,  and (b) any affiliations  or  relationships  (as  described in Item 1119 of Regulation  AB) that develop  following the Closing
Date between the Trustee and any Transaction Party of the type described in Section  12.02(a)(iv) or 12.02(a)(v) as of the last day of each calendar  year. Any  descriptions  required with respect to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than five Business
Days prior to the  Determination  Date following the month in which the relevant event occurs,  and any notices and descriptions required with respect to affiliations,  as well as updates to previously provided descriptions,  under this Section  12.03 shall be given no later than January 31 of the calendar  year  following  the year in which the relevant event occurs.  As of the related  Distribution  Date with respect to each Report on Form 10-D with respect to the  Certificates  filed by or on behalf of the Company,  and as of March 15  preceding  the date each Report on
Form 10-K with respect to the  Certificates  is filed,  the Trustee  shall be deemed to represent  and warrant that any information  previously  provided by the Trustee under this Article XII is materially correct and does not have any material  omissions unless the Trustee has provided an update to such  information.  The Company will allow the
Trustee to review any  disclosure  relating  to  material  litigation  against  the  Trustee  prior to filing  such disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 5 of each calendar year, the Trustee shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory to the Company) regarding the Trustee's  assessment of compliance with the applicable  Servicing  Criteria  during the immediately  preceding calendar  year,  as required  under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB.
Such report shall be signed by an  authorized  officer of the  Trustee,  and shall  address  each of the  Servicing
Criteria specified on Exhibit R hereto; and

(b)      deliver to the Company a report of a registered  public  accounting  firm  satisfying the  requirements of
Rule 2-01 of  Regulation  S-X under the  Securities  Act and the  Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in  accordance  with Rules  1-02(a)(3)  and 2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee  shall  indemnify the Company,  each  affiliate of the Company,  the Master  Servicer and each affiliate of the Master Servicer, and the respective present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report, certification,  accountants' attestation or other material provided under this Article
XII by or on behalf of the  Trustee  (collectively,  the  "Trustee  Information"),  or (B) the  omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading; or

                           (ii)     any failure by the Trustee to deliver any  information,  report,  certification or other  material when and as required  under this Article XII,  other than a failure by the Trustee to deliver an accountants' attestation.

(b)      In the case of any  failure of  performance  described  in clause (ii) of  Section 12.05(a),  as well as a failure to deliver an  accountants'  attestation,  the Trustee  shall  (i) promptly  reimburse  the Company for all costs reasonably incurred by the Company in order to obtain the information,  report,  certification,  accountants'
attestation  or other  material not  delivered by the Trustee as required  and (ii)  cooperate  with the Company to mitigate any damages that may result from such failure.

(c)      The Company and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee and the respective  present and former  directors,  officers,  employees and agents of the Trustee,  and shall hold each of them harmless from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement of a material  fact  contained  or alleged to be contained in any  information provided under this  Agreement by or on behalf of the Company or Master  Servicer for inclusion in any report filed with  Commission  under the Exchange Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged omission  to state in the RFC  Information  a  material  fact  required  to be  stated  in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

(d)      Notwithstanding  any provision in this Section  12.05 to the contrary,  the parties agree that none of the
Trustee,  the  Company  or the  Master  Servicer  shall be liable to the other for any  consequential  or  punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however,  that such limitation shall not be applicable with respect to third party claims made against a party.

                                                     EXHIBIT A

   FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [THE  FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __,
____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT [___]% OF THE PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED IN THE
PROSPECTUS  SUPPLEMENT),  [AND ASSUMING A CONSTANT  PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS
CERTIFICATE  HAS  BEEN  ISSUED  WITH  NO MORE  THAN  $[          ]  OF OID  PER  [$1,000]  [$100,000]  OF  [INITIAL
CERTIFICATE  PRINCIPAL  BALANCE]  [NOTIONAL  AMOUNT],  THE YIELD TO  MATURITY  IS  [      ]%  AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN  $[              ]  PER [$1,000]  [$100,000] OF [INITIAL
CERTIFICATE  PRINCIPAL  BALANCE]  [NOTIONAL  AMOUNT],  COMPUTED USING THE APPROXIMATE  METHOD. NO REPRESENTATION IS
MADE THAT THE MORTGAGE  LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT  SPEED  ASSUMPTION OR AT ANY OTHER RATE
OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                              [_______%][Variable] Pass-Through Rate [based on a
                                                             Notional Amount]
Class A- ___ Senior
Date of Pooling and Servicing                                [Percentage Interest:______%]
Agreement and Cut-off Date:
___________ 1, ____                                          Aggregate Initial [Certificate Principal Balance]
                                                             [[Interest Only/Class A-V] Notional Amount] [Subclass
First Distribution Date:                                     Notional Amount] of the Class A-___  Certificates:
_________ 25, ____
                                                             [Initial] [Certificate Principal
Master Servicer:                                             Balance] [Interest Only/Class A-V] [Subclass]
Residential Funding                                          Notional Amount] of this Certificate:
Company, LLC                                                 $______________]

Assumed Final                                                CUSIP 76110F-_______________
Distribution Date:
___________ 25, ____
                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                  SERIES ____-___

                  evidencing a percentage  interest in the  distributions  allocable to the Class
                  A-      Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that  _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate  [(obtained by dividing the [Initial Certificate  Principal Balance] [Initial [Interest Only/Class
A-V] Notional Amount] of this Certificate by the aggregate [Initial  Certificate  Principal Balance of all Class A-
Certificates]  [Initial [Interest  Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates],
both as  specified  above)] in certain  distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans] (the "Mortgage
Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Company,  the Master  Servicer  and
__________________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such
25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution
Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount
[(of interest and  principal,  if any)]  required to be  distributed  to Holders of Class A-  Certificates  on such
Distribution Date. [The [Interest  Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as
of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated  REMIC Regular Interests  represented by such [Interest  Only/Class A-V]  Certificates.] [The
Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal  Balance of the Mortgage Loans  corresponding  to the  Uncertificated  REMIC Regular
Interests  represented  by such  [Interest  Only/Class  A-V]-  Certificates  immediately  prior to such date.] [The
[Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

                  Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The [Initial  Certificate  Principal Balance] [Initial
[Interest  Only/Class A-V] Notional  Amount]  [initial  Subclass  Notional Amount] of this Certificate is set forth above.] [The  Certificate  Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal and any Realized Losses allocable hereto.]

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting  the  Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event
Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the  Agreement  at any time by the  Company,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or accompanied by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the  Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and  required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last  Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________                             [____________________________],
                                                       as Trustee

                                                     By: ________________________
                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-___ Certificates referred to in the within-mentioned Agreement.

                                                     [___________________________],
                                                            as Certificate Registrar

                                                     By:_________________________
                                                            Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                    EXHIBIT A-1

                                            FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                                         Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement                      Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                             Aggregate   Initial  Notional  Amount  of  the  Class  X
Residential Funding Company, LLC                             Certificates: $__________

First Distribution Date:                                     Initial    Notional   Amount   of   this    Certificate:
__________ 25, ____                                          $_____________

Assumed Final Distribution Date:                             CUSIP ________
_____________

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                 SERIES ____-____

         Evidencing  a percentage  interest in the  distributions  allocable  to the Class X  Certificates with  respect  to  a  Trust  Fund  consisting  primarily  of  a  pool  of  [one-  to  four-family
         residential,   payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that  _________________________  is  the  registered  owner  of the  Percentage  Interest evidenced  by this  Certificate  (obtained  by dividing  the Initial  Notional  Amount of this  Certificate  by the
Aggregate  Notional  Amount of all Class X Certificates,  both as specified  above) in certain  distributions  with respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of [one- to  four-family  residential, payment-option,  adjustable-rate  first lien mortgage  loans with a negative  amortization  feature] (the "Mortgage
Loans"),  formed and sold by  Residential  Accredit  Loans,  Inc.  (hereinafter  called the  "Company,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a
Pooling and Servicing  Agreement dated as specified above (the "Agreement") among the Company,  the Master Servicer and  ________________________,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the  month  immediately  preceding  the  month of such  distribution  (the  "Record  Date"),  from the
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount  required to be  distributed to Holders of Class X  Certificates  on such  Distribution
Date.  The Class X Certificates have no Certificate Principal Balance.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose.  The Initial  Notional  Amount of this  Certificate is set forth above.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master  Servicer and the Trustee with the  consent  of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests  of each Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this  Certificate shall be  conclusive  and  binding  on such  Holder  and upon all future  holders  of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent  is made  upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof  in  certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the  Master  Servicer,  the  Trustee  and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose name this
Certificate is registered as the owner hereof for all purposes,  and neither the Company, the Master Servicer,  the
Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ____________________                          [________________________________],
                                                              as Trustee

                                                     By:______________________________
                                                              Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                                     [________________________________],
                                                              as Certificate Registrar

                                                     By:______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                     EXHIBIT B

                                            FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  [CLASS M-1 CERTIFICATES]
[AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL  INCOME TAX
ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __,
____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT [___]% OF THE PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED IN THE
PROSPECTUS  SUPPLEMENT),  THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  THE YIELD TO  MATURITY  IS  [_____]%  AND THE AMOUNT OF OID  ATTRIBUTABLE  TO THE
INITIAL  ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED
UNDER THE  APPROXIMATE  METHOD.  NO  REPRESENTATION  IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT  MANAGER,  A
NAMED  FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON,  ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF OR
PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN  INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING
SUCH  CERTIFICATE IN RELIANCE ON PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29, AS MOST RECENTLY  AMENDED,  PTE
2002-41,  67 FED.  REG.  54487  (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT IT  UNDERSTANDS  THAT THERE ARE
CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE
TIME OF PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I) THE
TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE  CERTIFICATE  IS AN
"INSURANCE  COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION CLASS
EXEMPTION  ("PTCE")  95-60),  AND (III) THE  CONDITIONS  SET FORTH IN  SECTIONS  I AND III OF PTCE  95-60 HAVE BEEN
SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY).

         IF THIS  CERTIFICATE (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE
CONDITIONS DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN
INVESTOR,  (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION,  OR (III) IS A COMPLYING  INSURANCE
COMPANY SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR INTEREST  HEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

Certificate No.____                                          [______]% Pass-Through Rate

Class M-    Subordinate                                      Aggregate Certificate
                                                             Principal Balance
Date of Pooling and Servicing                                of the Class M Certificates:
Agreement and Cut-off Date:                                  $_____________
___________ 1, ____
                                                             Initial Certificate Principal
First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $_____________

Master Servicer:                                             CUSIP: 76110F-_____________
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES ____-___

         evidencing  a  percentage   interest  in  any   distributions   allocable  to  the  Class  M-
         Certificates  with  respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to  four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
         ACCREDIT LOANS, INC.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that                                                      is the registered  owner
of the Percentage  Interest evidenced by this Certificate  (obtained by dividing the Certificate  Principal Balance of this  Certificate  by the aggregate  Certificate  Principal  Balance of all Class M-_____ Certificates,  both as specified  above)  in  certain  distributions  with  respect  to a Trust  Fund  consisting  primarily  of a pool of
[conventional  one- to four-family  fixed interest rate first mortgage  loans] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit  Loans,  Inc.  (hereinafter  called the "Company,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement   dated  as   specified   above  (the   "Agreement")   among  the  Company,   the  Master   Servicer  and
__________________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the  acceptance  hereof assents and by which such Holder is bound.

                  Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution
Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any)  required to be  distributed  to Holders of
Class M-     Certificates on such Distribution Date.

                  Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that  purpose.  The Initial  Certificate  Principal  Balance of this
Certificate  is set forth above.  The  Certificate  Principal  Balance  hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  Any transferee of this  Certificate  will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest  herein) that either (a) such transferee is not an investment  manager, a named fiduciary or a trustee of any plan, or any other person,  acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan  investor"),  (b) it has acquired and is holding such  Certificate in reliance on prohibited  transaction  exemption  ("PTE") 94-29, as most recently  amended,  PTE
2002-41,  67 fed.  Reg.  54487  (August 22, 2002) (the "RFC  Exemption"),  and that it  understands  that there are certain  conditions to the availability of the RFC Exemption  including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Standard & Poor's,  Fitch or Moody's or (c) (i) the
transferee is an insurance  company,  (ii) the source of funds to be used by it to purchase the  Certificate  is an
"insurance  company general account" (within the meaning of U.S.  Department of Labor prohibited  transaction class exemption  ("PTCE")  95-60),  and (iii) the  conditions  set forth in  Sections  I and III of PTCE  95-60 have been satisfied (each entity that satisfies this clause (c), a "complying insurance company).

                  If this  Certificate  (or any  interest  herein) is  acquired or held by any person that does not satisfy the conditions  described in the preceding  paragraph,  then the last preceding  transferee that either (i)
is not a plan  investor,  (ii)  acquired  such  Certificate  in compliance  with the RFC  Exemption,  or (iii) is a complying  insurance  company shall be restored,  to the extent  permitted by law, to all rights and obligations as
Certificate  owner  thereof  retroactive  to the date of such  transfer of this  Certificate.  The Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting  the  Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event
Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the  Agreement  at any time by the  Company,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or accompanied by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the  Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and  required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last  Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:_________________                             [____________________________],
                                                     as Trustee

                                                     By:  _______________________
                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-_____ Certificates referred to in the within-mentioned Agreement.

                                                     [___________________________],
                                                             as Certificate Registrar

                                                     By: ________________________
                                                            Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                     EXHIBIT C

                                            FORM OF CLASS B CERTIFICATE

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  AND CLASS M CERTIFICATES  [AND
CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION
PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN OPINION OF  COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION
406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE AND
WILL NOT SUBJECT THE MASTER  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY IN ADDITION TO
THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT,"  AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE  CODE.  THE
FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX ORIGINAL ISSUE
DISCOUNT  ("OID")  RULES  TO THIS  CERTIFICATE.  THE  ISSUE  DATE OF THIS  CERTIFICATE  IS  ___________  __,  ____.
ASSUMING  THAT  THE  MORTGAGE  LOANS  PREPAY  AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION  (AS  DESCRIBED  IN THE
PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN ISSUED  WITH NO MORE THAN  $[      ]  OF OID PER  $[1,000] OF
INITIAL CERTIFICATE  PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]  PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,
COMPUTED UNDER THE  APPROXIMATE  METHOD.  NO  REPRESENTATION  IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE
BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                              [________]% Pass-Through Rate

Class B-____ Subordinate                                     Aggregate Certificate
                                                             Principal Balance
Date of Pooling and Servicing                                of the Class B-
Agreement and Cut-off Date:                                  Certificates as of
___________ 1, ____                                          the Cut-off Date:
                                                             $__________________
First Distribution Date:
_________ 25, ____                                           Initial Certificate Principal
                                                             Balance of this Certificate:
Master Servicer:                                             $__________________
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES ____-___

        evidencing a percentage  interest in any distributions  allocable to the Class B- ___ Certificates with  respect  to  the  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one-  to four-family  fixed  interest rate first mortgage  loans] formed and sold by  RESIDENTIAL  ACCREDIT
        LOANS, INC.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that  Residential  Accredit Loans,  Inc. is the registered owner of the Percentage
Interest  evidenced  by  this  Certificate  (obtained  by  dividing  the  Certificate  Principal  Balance  of  this
Certificate by the aggregate  Certificate  Principal  Balance of all Class B-      Certificates,  both as specified
above) in certain  distributions with respect to a Trust Fund consisting  primarily of a pool of [conventional one-
to four-family  fixed interest rate first mortgage  loans] (the "Mortgage  Loans"),  formed and sold by Residential
Accredit  Loans,  Inc.  (hereinafter  called the  "Company,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement") among the Company,  the Master Servicer and  __________________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution
Date"),  commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business Day immediately  preceding  such last day) of the month next  preceding  the month of such  distribution  (the  "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be  distributed to
Holders of Class B Certificates on such Distribution Date.

                  Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that  purpose.  The Initial  Certificate  Principal  Balance of this
Certificate  is set forth above.  The  Certificate  Principal  Balance  hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No transfer  of this Class B  Certificate  will be made  unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the Trustee or the  Company may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee and the Company that such transfer is exempt  (describing the applicable  exemption and the basis therefor)
from or is being made pursuant to the registration  requirements of the Securities Act of 1933, as amended,  and of any  applicable  statute  of any state and (ii) the  transferee  shall  execute  an  investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to, indemnify the Trustee,  the Company,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the
Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws.  In connection  with any such  transfer,  the Trustee will also require  either (i) an opinion of counsel  addressed to the Trustee,  the Company and the Master  Servicer,  acceptable to and in form and substance  satisfactory  to the Trustee  with respect to the  permissibility  of such  transfer  under the Employee
Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the
"Code") and stating,  among other things,  that the  transferee's  acquisition  of a Class B  Certificate  will not constitute  or result in a  non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the
Code or (ii) a  representation  letter,  in the form as  described  by  Section  5.02(e) of the  Agreement,  either stating  that the  transferee  is not an  employee  benefit or other plan  subject  to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (a "Plan"),  or any other person (including an investment  manager, a named  fiduciary  or a trustee of any Plan)  acting,  directly  or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance  company,  the source of funds to be used by it to purchase the Certificate is an "insurance  company general  account"  (within the meaning of Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60),  and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting  the  Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event
Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the  Agreement  at any time by the  Company,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or accompanied by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the  Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and  required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last  Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:___________________                            [_____________________________],
                                                           as Trustee

                                                     By: __________________________
                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-     Certificates referred to in the within-mentioned Agreement.

                                                     [_____________________________],
                                                            as Certificate Registrar

                                                     By: __________________________
                                                            Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                    EXHIBIT C-I

                                            FORM OF CLASS P CERTIFICATE

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION
PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN OPINION OF  COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION
406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE AND
WILL NOT SUBJECT THE MASTER  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY IN ADDITION TO
THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                                          Prepayment Charge

Class P - Prepayment Charge                                  Aggregate Certificate Principal Balance
                                                             of the Class P
Date of Pooling and Servicing                                Certificates as of
Agreement and Cut-off Date:                                  the Cut-off Date:
__________ 1, ____                                           $0.00

First Distribution Date:                                     Initial Certificate Principal Balance of this
__________ 25, ____                                          Certificate: $____

Master Servicer:                                             Percentage Interest of this Certificate:
Residential Funding Company, LLC                             100%

Assumed Final Distribution Date:                             CUSIP: __________
__________ 25, ____
                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES ____-___

        evidencing a percentage  interest in any distributions  allocable to the Class P Certificates with respect to the Trust Fund  consisting  primarily  of a pool of [one- to  four-family  residential, payment-option,  adjustable-rate  first lien mortgage loans with a negative  amortization feature]
        formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that  ____________________________  is the  registered  owner of the  Percentage
Interest  evidenced by this Certificate (as specified above) in certain  distributions with respect to a Trust Fund consisting  primarily of a pool of [one- to four-family  residential,  payment-option,  adjustable-rate  first lien mortgage  loans with a negative  amortization  feature]  (the  "Mortgage  Loans"),  formed and sold by  Residential
Accredit  Loans,  Inc.  (hereinafter  called the  "Company,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  "Agreement")  among the Company,  the Master Servicer and  ____________________,  as trustee
(the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the  meanings  assigned  in the  Agreement.  This
Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which
Agreement the Holder of this  Certificate  by virtue of the  acceptance  hereof assents and by which such Holder is bound.

                  Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution
Date"),  commencing on the first Distribution Date specified above, to the Person in whose name this Certificate at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record Date"), in an amount  equal to the  product  of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount required to be distributed to Holders of Class P Certificates on such Distribution Date.

                  Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

                  No transfer  of this Class P  Certificate  will be made  unless such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the Trustee or the  Company may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee and the Company that such transfer is exempt  (describing the applicable  exemption and the basis therefor)
from or is being made pursuant to the registration  requirements of the Securities Act of 1933, as amended,  and of any  applicable  statute  of any state and (ii) the  transferee  shall  execute  an  investment  letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to, indemnify the Trustee,  the Company,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the
Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such Federal and state laws.  In connection  with any such  transfer,  the Trustee will also require  either (i) an opinion of counsel  addressed to the Trustee,  the Company and the Master  Servicer,  acceptable to and in form and substance  satisfactory  to the Trustee  with respect to the  permissibility  of such  transfer  under the Employee
Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the
"Code") and stating,  among other things,  that the  transferee's  acquisition  of a Class P  Certificate  will not constitute  or result in a  non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the
Code or (ii) a  representation  letter,  in the form as  described  by  Section  5.02(e) of the  Agreement,  either stating  that the  transferee  is not an  employee  benefit or other plan  subject  to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (a "Plan"),  or any other person (including an investment  manager, a named  fiduciary  or a trustee of any Plan)  acting,  directly  or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan.

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting  the  Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event
Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the  Agreement  at any time by the  Company,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or accompanied by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the  Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and  required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last  Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________                               [____________________________],
                                                           as Trustee

                                                     By:__________________________
                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                                     [____________________________],
                                                              as Certificate Registrar

                                                     By:______________________________
                                                              Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                   EXHIBIT C-II

                                             CLASS SB-[___] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE CLASS M-1, CLASS
M-2, CLASS M-3,  [CLASS M-4, CLASS M-5, CLASS M-6, CLASS M-7, CLASS M-8, CLASS M-9 AND CLASS M-10]  CERTIFICATES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY  INTEREST  HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO TITLE I OF
ERISA OR SECTION 4975 OF THE CODE,  ANY PERSON ACTING,  DIRECTLY OR  INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY
PERSON  ACQUIRING  SUCH  CERTIFICATES  WITH "PLAN  ASSETS" OF A PLAN WITHIN THE MEANING OF THE  DEPARTMENT OF LABOR
REGULATION  PROMULGATED  AT  29  C.F.R. SS.2510.3-101,   AS  MODIFIED  BY  SECTION  3(42)  OF  ERISA  ("PLAN  ASSET
REGULATIONS"),  UNLESS THE DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL
WHICH  ESTABLISHES TO THE  SATISFACTION OF THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER
APPLICABLE  LAW, WILL NOT  CONSTITUTE  OR RESULT IN ANY  PROHIBITED  TRANSACTION  UNDER TITLE I OF ERISA OR SECTION
4975 OF THE CODE AND WILL NOT  SUBJECT THE  DEPOSITOR,  THE MASTER  SERVICER,  THE TRUSTEE OR THE TRUST FUND TO ANY
OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE)
IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN EXPENSE  OF. THE
DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

Class SB-[ ] Subordinate                                     Certificate No. ___

Date of Pooling and Servicing Agreement                      Percentage Interest: _____%
and Cut-off Date:
___________ 1, ____

First Distribution Date:                                     Aggregate Initial Notional Principal
___________ 25, ____                                         Balance of the Class SB-[ ] Certificates:
                                                             $____________

Master Servicer:                                             Initial Notional Balance
Residential Funding Company, LLC                             of this Class SB-2 Certificate:
                                                             $____________

Maturity Date:                                               CUSIP: ____________
___________ 25, ____

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                 Series _____-____

                  evidencing a percentage  interest in any  distributions  allocable to the Class
                  SB-[ ] Certificates  with respect to the Trust Fund  consisting  primarily of a pool of [one- to four-family  residential,  hybrid  adjustable-rate  first lien mortgage  loans  with a  negative  amortization  feature]  formed  and  sold by
                  RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that PRAMWAVE & CO. is the registered  owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [one- to four-family  adjustable  rate first lien mortgage  loans] (the "Mortgage  Loans"),  sold by Residential
Accredit  Loans,  Inc.  (hereinafter  called the  "Depositor,"  which term includes any successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and  _____________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[___] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose.  The Notional  Amount of this Class SB-[ ] Certificate as of any date of  determination  will be  calculated  as  described in the  Agreement.  This Class SB-[ ]  Certificate  will accrue  interest  at the  Pass-Through  Rate on the  Notional  Amount as  indicated  in the  definition  of Accrued
Certificate  Interest in the Agreement.  This Class SB-[ ] Certificate  will not accrue interest on its Certificate
Principal Balance.

         No  transfer  of this Class SB-[ ]  Certificate  will be made  unless  such  transfer  is exempt  from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable  statute of any state and (ii) the transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No transfer of this  Certificate  or any  interest  herein shall be made to any Plan subject to Title I of
ERISA or Section 4975 of the Code,  any Person acting,  directly or  indirectly,  on behalf of any such Plan or any
Person  acquiring  such  Certificates  with "plan  assets" of a Plan within the meaning of the  Department of Labor
regulation  promulgated  at  29  C.F.R. ss.2510.3-101,   as  modified  by  Section  3(42)  of  ERISA  ("Plan  Asset
Regulations"),  unless the Depositor,  the Trustee and the Master  Servicer are provided with an Opinion of Counsel which  establishes to the  satisfaction of the Trustee that the purchase of this  Certificate is permissible  under applicable  law, will not  constitute  or result in any  prohibited  transaction  under Title I of ERISA or Section
4975 of the Code and will not  subject the  Depositor,  the Master  Servicer,  the Trustee or the Trust Fund to any
obligation or liability  (including  obligations or liabilities under Title I of ERISA or Section 4975 of the Code)
in  addition  to those  undertaken  in the  Agreement,  which  Opinion  of  Counsel  shall not be an expense of the
Depositor, the Master Servicer, the Trustee or the Trust Fund.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the Certificate
Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of  authorized  denominations  evidencing  the same Class and  aggregate  Percentage
Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer (i) to purchase,  at a price  determined as provided in the  Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the  Holders  thereof,  provided,  that any such  option  may only be  exercised  if the  Stated
Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage
Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                             [Signature Page Follows]

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              __________________________,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:  _________, ____

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[___] Certificates referred to in the within-mentioned Agreement.

                                                              ___________________________,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                     EXHIBIT D

                                            FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

[[FOR  PRIVATELY  OFFERED  CLASS R  CERTIFICATES  ONLY] THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED
UNDER  THE  SECURITIES  ACT OF 1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY  STATE AND MAY NOT BE RESOLD OR
TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH
ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION
PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN OPINION OF  COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION
406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE AND
WILL NOT SUBJECT THE MASTER  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR  LIABILITY IN ADDITION TO
THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR
INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY
SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL   ORGANIZATION,   OR  ANY  AGENCY  OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                              [___]% Pass-Through Rate

Class R Senior                                               Aggregate Initial Certificate
                                                             Principal Balance of the
Date of Pooling and Servicing                                Class R Certificates:
Agreement and Cut-off Date:                                  $100.00
___________ 1, ____
                                                             Initial Certificate Principal
First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $__________________

Master Servicer:                                             Percentage Interest:
Residential Funding Company, LLC                             _________%

Assumed Final Distribution Date:                             CUSIP 76110F-________
___________ 25, ____

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                  SERIES ____-___

         evidencing  a percentage  interest in any  distributions  allocable  to the Class R  Certificates with  respect  to the  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one-  to four-family  fixed  interest rate first mortgage  loans] formed and sold by RESIDENTIAL  ACCREDIT
         LOANS, INC.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage
Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,
Inc.,  the Master  Servicer,  the  Trustee or GMAC  Mortgage  Group,  LLC or any of their  affiliates.  None of the
Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This  certifies that  _______________  is the registered  owner of the Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the Initial  Certificate  Principal Balance of this Certificate by the aggregate
Initial  Certificate  Principal  Balance  of all  Class  R  Certificates,  both  as  specified  above)  in  certain distributions  with respect to the Trust Fund consisting  primarily of a pool of [conventional  one- to four-family fixed interest rate first mortgage loans] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,
Inc.  (hereinafter  called the "Company," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the
"Agreement") among the Company, the Master Servicer and __________________,  as trustee (the "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution
Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record Date"), from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any)  required to be  distributed  to Holders of
Class R Certificates on such Distribution Date.

                  Each Holder of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership  Interest in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Company  will have the right,  in its sole  discretion  and without  notice to the
Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Company,  which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that  purpose.  The Initial  Certificate  Principal  Balance of this
Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof  will be  reduced  to the extent of distributions  allocable to principal and any Realized Losses allocable  hereto.  Notwithstanding  the reduction of the Certificate  Principal  Balance hereof to zero, this  Certificate will remain  outstanding  under the Agreement and  the  Holder  hereof  may  have  additional  obligations  with  respect  to  this  Certificate,  including  tax liabilities,  and may be entitled to certain  additional  distributions  hereon,  in accordance  with the terms and provisions of the Agreement.

                  [[FOR  PRIVATELY  OFFERED  CLASS  R  CERTIFICATES   ONLY]  No  transfer  of  this  Class  SB-[  ]
Certificate  will be made unless such transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may require an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the Trustee  and the  Depositor  that such  transfer is exempt  (describing  the  applicable  exemption  and the basis  therefor)  from or is being  made  pursuant  to the registration  requirements  of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form  described by the  Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.]

                  No transfer of this Class R Certificate  will be made unless the Trustee has received  either (i)
an opinion of counsel  addressed to the Trustee,  the Company and the Master  Servicer,  acceptable  to and in form and substance  satisfactory to the Trustee with respect to the  permissibility  of such transfer under the Employee
Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the
"Code") and stating,  among other things,  that the  transferee's  acquisition  of a Class R  Certificate  will not constitute  or result in a  non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the
Code or (ii) a  representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (a "Plan"),  or any other person  (including an investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing any  Certificate  with "plan assets" of any
Plan.

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting  the  Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event
Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable to the Master
Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the  Agreement  at any time by the  Company,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration of transfer at the offices or agencies  appointed by the Trustee,  duly endorsed by, or accompanied by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly  authorized  in writing,  and thereupon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the  Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and  required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation  of the last  Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired  in respect of such  Mortgage  Loans, thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master
Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired  in  respect  of any  Mortgage  Loan or (ii)  purchase  in  whole,  but not in part,  all of the
Certificates  from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool Stated
Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                  Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:__________________                            [____________________________],
                                                     as Trustee

                                                     By:_________________________
                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                     [____________________________],
                                                            as Certificate Registrar

                                                     By:__________________________
                                                            Authorized Signatory

                                                    ASSIGNMENT

                  FOR  VALUE  RECEIVED,   the  undersigned   hereby   sell(s),   assign(s)  and  transfer(s)   unto
___________________________________________________________________________ (Please  print  or  typewrite  name and address  including  postal  zip  code  of  assignee)  a  Percentage  Interest  evidenced  by  the  within  Mortgage
Asset-Backed  Pass-Through  Certificate  and hereby  authorizes  the transfer of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                  ________________________________________
Dated: ________________                           Signature by or on behalf of assignor

                                                 _________________________________________
                                                  Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in  immediately   available   funds  to
______________________________________________________________  for  the  account  of  ____________________________
account  number  _________________,  or, if mailed by check,  to  ________________________________________________.
Applicable statements should be mailed to ___________________________________________.

     This   information   is  provided  by   ________________________________,   the  assignee   named  above,   or
_________________________________, as its agent.

                                                     EXHIBIT E

                                         FORM OF SELLER/SERVICER CONTRACT

         This  Seller/Servicer  Contract (as may be amended,  supplemented or otherwise modified from time to time, this "Contract") is made this  __________________  day of ______________,  20 _______,  by and between  Residential
Funding     Company,      LLC,     its     successors     and     assigns      ("Residential      Funding")     and
___________________________________________ (the  "Seller/Servicer,"  and, together with Residential  Funding,  the
"parties" and each, individually, a "party").

         WHEREAS,  the  Seller/Servicer  desires to sell Loans to, and/or service Loans for,  Residential  Funding, and  Residential  Funding  desires to  purchase  Loans from the  Seller/Servicer  and/or  have the  Seller/Servicer service  various of its Loans,  pursuant  to the terms of this  Contract  and the  Residential  Funding  Seller and
Servicer Guides incorporated  herein by reference,  as amended,  supplemented or otherwise  modified,  from time to time (together, the "Guides").

         NOW,  THEREFORE,  in  consideration  of the premises,  and the terms,  conditions and agreements set forth below, the parties agree as follows:

1.       INCORPORATION OF GUIDES BY REFERENCE.

         The  Seller/Servicer  acknowledges that it has received and read the Guides.  All provisions of the Guides are  incorporated  by  reference  into and made a part of this  Contract,  and shall be binding  upon the  parties;
provided,  however,  that  the  Seller/Servicer  shall be  entitled  to sell  Loans to  and/or  service  Loans  for
Residential  Funding only if and for so long as it shall have been  authorized to do so by  Residential  Funding in writing.  Specific  reference in this Contract to particular  provisions of the Guides and not to other  provisions does not mean that those  provisions  of the Guides not  specifically  cited in this  Contract are not  applicable.
All terms used herein  shall have the same  meanings as such terms have in the Guides,  unless the context  clearly requires otherwise.

2.       AMENDMENTS.

         This  Contract may not be amended or modified  orally,  and no provision of this Contract may be waived or amended  except in  writing  signed by the party  against  whom  enforcement  is sought.  Such a written  waiver or amendment  must  expressly  reference  this  Contract.  However,  by their  terms,  the  Guides  may be  amended or supplemented  by Residential  Funding from time to time. Any such  amendment(s) to the Guides shall be binding upon the parties hereto.

3.       REPRESENTATIONS AND WARRANTIES.

a.       Reciprocal Representations and Warranties.

                  The  Seller/Servicer  and  Residential  Funding each represents and warrants to the other that as of the date of this Contract:

(1)  Each party is duly organized,  validly  existing,  and in good standing under the laws of its  jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified,  and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations  hereunder and under the Guides and under such other agreements.

(2)  This  Contract has been duly  authorized,  executed and  delivered by each party and  constitutes  a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)  There is no action,  proceeding or  investigation  pending or  threatened,  and no basis  therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4)  Insofar as its capacity to carry out any  obligation  under this  Contract is  concerned,  neither party is in violation of any charter,  articles of  incorporation,  bylaws,  certificates of formation,  limited liability company agreement, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing  adversely affects its capacity to fulfill any of its obligations under this  Contract.  Its  execution  of, and  performance  pursuant to, this  Contract  will not result in a violation of any of the foregoing.

b.       Seller/Servicer's Representations, Warranties and Covenants.

          In addition to the  representations,  warranties  and covenants made by the  Seller/Servicer  pursuant to subparagraph  (a) of this  paragraph 3, the  Seller/Servicer  makes the  representations,  warranties and covenants  set forth in the Guides  and,  upon  request,  agrees to deliver to  Residential  Funding  the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.       REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller  Default or an Event of Servicer  Default shall occur,  Residential  Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.       SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time  shall the  Seller/Servicer  represent  that it is acting as an agent of  Residential  Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.       PRIOR AGREEMENTS SUPERSEDED.

         This Contract  restates,  amends and supersedes any and all prior Seller  Contracts or Servicer  Contracts between the parties except that any subservicing  agreement executed by the  Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.       ASSIGNMENT.

         This  Contract may not be assigned or  transferred,  in whole or in part, by the  Seller/Servicer  without the prior written  consent of Residential  Funding.  Residential  Funding may sell,  assign,  convey,  hypothecate, pledge or in any other way transfer,  in whole or in part, without restriction,  its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       NOTICES.

         All notices,  requests,  demands or other communications that are to be given under this Contract shall be in writing,  addressed to the appropriate  parties and sent by telefacsimile  or by overnight  courier or by United
States mail, postage prepaid, to the addresses and telefacsimile  numbers specified below.  However,  another name, address and/or  telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the  requirements  of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential  Funding,  notices must be sent to the appropriate  address or telefacsimile  number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

       Attention:
       Telefacsimile Number:  (______) ____ -_____________

9.       JURISDICTION AND VENUE.

         Each of the parties  irrevocably  submits to the  jurisdiction  of any state or federal  court  located in
Hennepin  County,  Minnesota,  over any  action,  suit or  proceeding  to enforce  or defend  any right  under this
Contract or  otherwise  arising  from any loan sale or  servicing  relationship  existing in  connection  with this
Contract,  and each of the parties  irrevocably  agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties  irrevocably  waives the defense of an inconvenient  forum to the maintenance of any such action or proceeding and any other  substantive or procedural rights or  remedies  it may have with  respect to the  maintenance  of any such  action or  proceeding  in any such forum.  Each of the parties agrees that a final  judgment in any such action or proceeding  shall be conclusive and may be enforced in any other  jurisdiction  by suit on the  judgment or in any other manner  provided by law.  Each of the parties  further  agrees not to institute  any legal actions or  proceedings  against the other party or any director,  officer,  employee,  attorney,  agent or property of the other party, arising out of or relating to this
Contract in any court other than as hereinabove specified in this paragraph 9.

10.      MISCELLANEOUS.

         This  Contract,  including  all  documents  incorporated  by  reference  herein,  constitutes  the  entire understanding  between  the  parties  hereto  and  supersedes  all other  agreements,  covenants,  representations, warranties,  understandings  and communications  between the parties,  whether written or oral, with respect to the transactions  contemplated by this Contract.  All paragraph  headings contained herein are for convenience only and shall  not be  construed  as part  of  this  Contract.  Any  provision  of this  Contract  that  is  prohibited  or unenforceable  in any  jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to  the  extent  of  such prohibition or  unenforceability  without  invalidating the remaining  portions hereof or affecting the validity or enforceability  of such  provision  in any  other  jurisdiction,  and,  to this  end,  the  provisions  hereof  are severable.  This Contract shall be governed by, and construed and enforced in accordance with,  applicable  federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                         SELLER/SERVICER

[Corporate Seal]

                                                                    (Name of Seller/Servicer)
By:_______________________________              By:____________________________________
       (Signature)                                                  (Signature)
By:_______________________________              By:____________________________________
       (Typed Name)                                                 (Typed Name)
Title:____________________________              Title:_________________________________

ATTEST:                                         RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]

By:________________________________             By:____________________________________
       (Signature)                                                  (Signature)
By:________________________________             By:____________________________________
       (Typed Name)                                                 (Typed Name
Title:_____________________________             Title:_________________________________

                                                     EXHIBIT F
                                           FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

Enclosed Documents:                [ ]   Promissory Note
                                   [ ]   Primary Insurance Policy
                                   [ ]   Mortgage or Deed of Trust
                                   [ ]   Assignment(s) of Mortgage or Deed of Trust
                                   [ ]   Title Insurance Policy
                                   [ ]   Other:

Name: _____________________
Title:_____________________
Date: _____________________

                                                    EXHIBIT G-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )
                                        )    ss.:
COUNTY OF                               )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That  he is  [Title  of  Officer]  of  [Name  of  Owner]  (record  or  beneficial  owner  of the  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  ____-___,  Class  R  (the  "Owner")),  a  [savings  institution]
[corporation]  duly  organized and existing  under the laws of [the State of _____________________________________]
[the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a "disqualified  organization" or an electing large  partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775,  respectively,  of the Internal Revenue
Code of 1986,  as amended (the "Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii)
will endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the Class R  Certificates,  and (iii) is  acquiring  the Class R  Certificates  for its own  account  or for the account of another Owner from which it has received an affidavit and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For  this  purpose,  a  "disqualified  organization"  means  an  electing  large partnership  under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are  subject to tax and,  except for the  Federal  Home Loan  Mortgage  Corporation,  a majority  of whose board of directors is not selected by any such governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization (other than certain farmers'  cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware (i) of the tax that would be  imposed  on  transfers  of Class R  Certificates  to disqualified  organizations or electing large partnerships,  under the Code, that applies to all transfers of Class
R Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships,  on each such partnership),  or, if such transfer is through an agent (which person includes a broker,  nominee or middleman)  for a  disqualified  organization,  on the agent;  (iii) that the person
(other  than with  respect to  transfers  to electing  large  partnerships)  otherwise  liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit  that the transferee is not a disqualified  organization and, at the time of transfer,  such person does not have actual knowledge that the affidavit is false;  and (iv) that the Class R Certificates  may be  "noneconomic  residual  interests"  within the meaning  of  Treasury  regulations  promulgated  pursuant  to the Code and that  the  transferor  of a  noneconomic residual  interest  will  remain  liable for any taxes due with  respect to the income on such  residual  interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding Class R  Certificates  if either the  pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time during  the  taxable  year of the  pass-through  entity a  disqualified  organization  is the  record  holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.       The Owner is either (i) a citizen or resident of the United  States,  (ii) a  corporation,  partnership or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax  purposes and created or organized in or under the laws of the United  States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated as a United States person under any  applicable  Treasury  regulations),  (iii) an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is  described  in Section
7701(a)(30)(E) of the Code.

6.       The Owner hereby  agrees that it will not cause income from the Class R  Certificates  to be  attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the
Owner or another United States taxpayer.

7.       That the Owner is aware that the  Trustee  will not  register  the  transfer  of any Class R  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly  agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

8.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R  Certificates  and the provisions of Section  5.02(f) of the Pooling and Servicing  Agreement  under which the Class R  Certificates  were issued (in  particular,  clause  (iii)(A) and (iii)(B) of Section  5.02(f)  which  authorize the Trustee to deliver payments to a person  other than the Owner and  negotiate  a  mandatory  sale by the Trustee in the event the Owner holds  such  Certificates  in  violation  of Section  5.02(f)).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

9.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class R  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.      The Owner's Taxpayer Identification Number is ________________________.

11.      This  affidavit and agreement  relates only to the Class R  Certificates  held by the Owner and not to any other holder of the Class R  Certificates.  The Owner  understands  that the  liabilities  described  herein relate only to the Class R Certificates.

12.      That no purpose of the Owner relating to the transfer of any of the Class R  Certificates  by the Owner is
or will be to impede the  assessment or collection of any tax; in making this  representation,  the Owner  warrants that the Owner is  familiar  with (i)  Treasury  Regulation  Section  1.860E-1(c)  and recent  amendments  thereto, effective  as of July  19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of the  amendments  to such regulation, which is attached hereto as Exhibit 1.

13.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes  owed by it so  long  as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby represents  to and for the  benefit of the person  from whom it  acquired  the Class R  Certificate  that the Owner intends to pay taxes  associated  with holding such Class R  Certificate  as they become due,  fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15.      The  Purchaser  is not an  employee  benefit  plan or other  plan  subject to the  prohibited  transaction provisions of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the
Code,  or an  investment  manager,  named  fiduciary  or a trustee of any such plan,  or any other  Person  acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority  of its Board of  Directors,  by its [Title of  Officer]  and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____________ day of ___________, 200__.

                                                     [NAME OF OWNER]

                                                     By: _______________________________
                                                            [Name of Officer]
                                                            [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _______ day of ________, 200___.

                                                            NOTARY PUBLIC

                                                     COUNTY OF _________________________

                                                     STATE OF __________________________

                                                     My Commission expires the ____ day of _____, 20__ .

                                                     EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.

    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                    EXHIBIT G-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                     ____________, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by _________________________ (the "Seller") to
_________________________ (the "Purchaser") of $__________________________ Initial Certificate Principal Balance of
Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section
5.02 of the Pooling and Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of ___________ 1,
____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the  Purchaser is
or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the  Master  Servicer a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as Exhibit G-1. The
Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they  become due in the future.  The Seller  understands  that the  transfer  of a Class R  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a
Permitted Transferee.

                                                     Very truly yours,

                                                     (Seller)

                                                     By: _________________________
                                                     Name:________________________
                                                     Title:_______________________

                                                     EXHIBIT H

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                            _____, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series ____-___

                  RE:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, [Class B-][Class P][Class R]

Ladies and Gentlemen:

     _________________________(the  "Purchaser")  intends  to  purchase  from  ______________________________  (the
"Seller") $  ________________________  Initial Certificate Principal Balance of Mortgage Asset-Backed  Pass-Through
Certificates,  Series ____-___, Class (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the  "Company"),  Residential  Funding  Company,  LLC, as master  servicer  (the  "Master  Servicer"),  and
__________________,  as trustee (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.   The  Purchaser  understands  that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state  securities  law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified  pursuant to the  provisions of the Act or any state  securities  law, or if an exemption  from such registration and qualification is available,  (d) the Pooling and Servicing  Agreement  contains  restrictions regarding  the  transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the  foregoing effect.

2.   The Purchaser is acquiring the  Certificates for its own account for investment only and not with a view to or for sale in  connection  with any  distribution  thereof  in any  manner  that  would  violate  the Act or any applicable state securities laws.

3.   The Purchaser is (a) a substantial,  sophisticated institutional investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the
     Certificates,  such that it is capable of evaluating  the merits and risks of investment in the  Certificates,
     (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The  Purchaser  has been  furnished  with,  and has had an  opportunity  to review (a) [a copy of the  Private
     Placement  Memorandum,  dated , 20 , relating  to the  Certificates  (b)] a copy of the Pooling and  Servicing
     Agreement and [b] [c] such other information  concerning the Certificates,  the Mortgage Loans and the Company
     as has been  requested  by the  Purchaser  from the Company or the Seller and is  relevant to the  Purchaser's decision to purchase the  Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the  satisfaction  of the  Purchaser.  [If the  Purchaser did not purchase the
     Certificates from the Seller in connection with the initial  distribution of the Certificates and was provided with a copy of the  Private  Placement  Memorandum  (the  "Memorandum")  relating  to the  original  sale (the
     "Original  Sale") of the  Certificates  by the Company,  the Purchaser  acknowledges  that such Memorandum was provided to it by the Seller,  that the  Memorandum  was prepared by the Company  solely for use in connection with the Original  Sale and the Company did not  participate  in or  facilitate in any way the purchase of the
     Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability,  claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b)
     any information, development or event arising after the date of the Memorandum.]

5.   The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise  transfer any Certificate,  any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any  manner,  (c)  otherwise  approach or  negotiate  with  respect to any  Certificate,  any  interest in any
     Certificate or any other similar security with any person in any manner, (d) make any general  solicitation by means of  general  advertising  or in any other  manner or (e) take any other  action,  that (as to any of (a)
     through (e) above) would  constitute a distribution  of any  Certificate  under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state  securities law, or that would require registration or qualification  pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser

(a)  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of the Employee
     Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code of
     1986, as amended (a "Plan"),  or any other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any  Certificate  with "plan
     assets"  of  any  Plan  within  the  meaning  of  the   Department   of  Labor   ("DOL")   regulation   at  29
     C.F.R.ss.2510.3-101, as modified by Section 3(42) of ERISA; or

(b)  is an insurance  company,  the source of funds to be used by it to purchase the  Certificates is an "insurance company general account" (within the meaning of DOL Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),
     and the purchase is being made in reliance  upon the  availability  of the  exemptive  relief  afforded  under
     Sections I and III of PTCE 95-60.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Company,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates  to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                                     Very truly yours,

                                                     By:_________________________
                                                     Name: ______________________
                                                     Title: _____________________

                                                     EXHIBIT I

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                           ____, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, [Class B-][Class P][Class R]

Ladies and Gentlemen:

     In connection with the sale by _______________ (the "Seller") to  __________________________(the  "Purchaser")
of $_________________  Initial Certificate Principal Balance of Mortgage  Asset-Backed  Pass-Through  Certificates,
Series ____-___,  Class (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling
and Servicing  Agreement"),  dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"),  Residential  Funding  Company,  LLC,  as master  servicer,  and  __________________,  as trustee  (the
"Trustee").  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the Company and the
Trustee that:

     Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any  Certificate  or any other similar  security  from any person in any manner,  (c) has otherwise approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate  or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification  pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any  Certificate.  The Seller has not and will not sell or otherwise  transfer any of the  Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     (Seller)

                                                     By:_________________________
                                                     Name: ______________________
                                                     Title: _____________________

                                                     EXHIBIT J

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.       In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the  Securities Act of 1933, as amended (the
"1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer  warrants  and  represents  to, and  covenants  with,  the  Seller,  the  Trustee and the Master
Servicer (as defined in the Pooling and Servicing  Agreement  (the  "Agreement"),  dated as of  ___________ 1, ____
among Residential Funding Company,  LLC as Master Servicer,  Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a)      The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

(b)      The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

(c)      The  Buyer  has been  furnished  with all  information  regarding  the Rule  144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

(d)      Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule
         144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)      The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex 1 or
         Annex 2. The Buyer is aware  that the sale to it is being  made in  reliance  on Rule  144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration under the 1933 Act.

                  [3.      The Buyer

                           [(a)     is not an employee benefit or other plan subject to the prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the  Internal  Revenue  Code of 1986,  as  amended  (a  "Plan"),  or any  other  person  (including  an investment  manager,  a named  fiduciary  or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or  purchasing  any  Certificate  with  "plan  assets"  of any Plan  within  the  meaning of the
         Department  of Labor  ("DOL")  regulation  at 29 C.F.R.ss.  2510.3-101,  as modified  by Section  3(42) of
         ERISA](1); or

                           (b)      is an insurance  company,  the source of funds to be used by it to purchase the
         Certificates is an "insurance  company general account" (within the meaning of DOL Prohibited  Transaction
         Class Exemption  ("PTCE") 95-60),  and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.](2)

                  4.       This document may be executed in one or more  counterparts and by the different  parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;
         such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                         Print Name of Buyer
By:_______________________                                   By:__________________________
    Name: ________________                                       Name:____________________
    Title:________________                                       Title:___________________
Taxpayer Identification                                      Taxpayer Identification:
No._______________________                                   No:__________________________
Date:_____________________                                   Date:________________________

                                                                                               ANNEX 1 TO EXHIBIT J

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

2. In  connection  with  purchases  by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or  invested on a discretionary basis  $____________________________  in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated in accordance  with Rule
144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--   Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar institution),  Massachusetts or similar business trust,  partnership,  or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

--   Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the  State  or  territorial  banking  commission  or  similar  official  or is a  foreign  bank or  equivalent institution,  and (b) has an audited net worth of at least  $25,000,000 as  demonstrated  in its latest annual financial statements, a copy of which is attached hereto.

--   Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association,  cooperative bank,  homestead  association or similar  institution,  which is supervised and examined by a State or Federal authority  having  supervision  over any such  institutions  or is a foreign  savings and loan  association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--   Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--   Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision  by the  insurance  commissioner  or a similar  official or agency of a State or  territory or the
     District of Columbia.

--   State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--   ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title I of the  Employee  Retirement
     Income Security Act of 1974.

--   Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--   SBIC.  The Buyer is a Small Business  Investment  Company  licensed by the U.S. Small Business  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--   Business  Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--   Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively (a) plans  established  and maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not
     a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of  deposit,  (iv) loan  participations,  (v)  repurchase agreements,  (vi)  securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.       For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such aggregate amount, the Buyer may have included  securities  owned by  subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the  seller to it and other  parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___             ____            Will the Buyer be purchasing the Rule 144A
Yes              No             Securities only for the Buyer's own account?

6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on
Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party  that at the time is a  "qualified institutional  buyer"  within the  meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not purchase  securities  for a third party  unless the Buyer has  obtained a current  representation  letter from such third  party or taken  other  appropriate  steps  contemplated  by Rule  144A to  conclude  that such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:_________________________
                                                            Name:________________
                                                            Title:_______________

                                                     Date:_______________________

                                                                                               ANNEX 2 TO EXHIBIT J

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

                  The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the
Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies  (as  defined below), is such an officer of the Adviser.

9.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
Rule 144A because (i) the Buyer is an investment  company  registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least $100,000,000 in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's  most recent fiscal year.  For purposes of  determining  the amount of  securities  owned by the Buyer or the Buyer's  Family of
Investment Companies, the cost of such securities was used.

--   The Buyer owned $_____________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--   The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $____________________  in securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10.      The term  "Family  of  Investment  Companies"  as used  herein  means  two or more  registered  investment companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated
(by  virtue of being  majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.      The  Buyer  is  familiar  with  Rule  144A  and  understands  that  each  of the  parties  to  which  this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

13.      The  undersigned  will notify each of the  parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By: ________________________
                                                     Name:_______________________
                                                     Title:______________________

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date: ______________________

                                                     EXHIBIT K

                                    [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                 LIMITED GUARANTY]

                                                   ARTICLE XIII

Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section  13.01.  Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.  (a)  Subject  to
subsection (c) below,  prior to the later of the third Business Day prior to each  Distribution Date or the related
Determination  Date, the Master Servicer shall  determine  whether it or any  Sub-Servicer  will be entitled to any reimbursement  pursuant  to  Section  4.02(a) on such  Distribution  Date for  Advances  or  Sub-Servicer  Advances
previously  made,  (which  will  not  be  Advances  or  Sub-Servicer  Advances  that  were  made  with  respect  to delinquencies which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses,  Excess
Bankruptcy  Losses or  Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from Residential
Funding of an amount equal to the amount of any Advances or Sub-Servicer  Advances  reimbursed  pursuant to Section
4.02(a),  to the  extent  such  Advances  or  Sub-Servicer  Advances  have not been  included  in the amount of the
Realized Loss in the related  Mortgage Loan, and shall  distribute  the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be allocated to the Class B Certificates on such  Distribution Date pursuant to Section
4.05,  and,  if so, the  Master  Servicer  shall  demand  payment  from  Residential  Funding of the amount of such
Realized  Loss and  shall  distribute  the same to the  Class B  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of (i) the  additional  amount  of
Accrued  Certificate  Interest that would have been paid for the Class B  Certificateholders  on such  Distribution
Date had such  Realized  Loss or Losses not  occurred  plus (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class B  Certificates  on such  Distribution  Date due to such  Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class B  Certificates  will not be covered by the  Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this  Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
                minus the sum of (i) all previous  payments made under  subsections (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in subsection  (d) and (Y) the then  outstanding  Certificate  Principal  Balances  of the Class B  Certificates,  or such lower  amount as may be established  pursuant  to Section  13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee  will  promptly  notify GMAC LLC of any  failure of  Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty (the "Limited  Guaranty"), executed by GMAC LLC, of Residential  Funding's  obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount  Available  and (ii) such  required  payments,  by  delivering  to GMAC LLC a written  demand for payment by wire  transfer,  not later than the second  Business  Day prior to the  Distribution
Date for such month, with a copy to the Master Servicer.

                  (e) All  payments  made by  Residential  Funding  pursuant to this  Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate  Account,  for distribution on the Distribution
Date for such month to the Class B Certificateholders.

                  (f)      The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited  Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate  guaranty,  an irrevocable  letter of credit, a surety bond,  insurance policy or similar instrument or a reserve  fund;  provided that (i) the Company  obtains  (subject to the  provisions  of Section  10.01(f) as if the
Company was  substituted  for the Master  Servicer solely for the purposes of such provision) an Opinion of Counsel
(which need not be an opinion of  Independent  counsel)  to the effect that  obtaining  such  substitute  corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under Section  860(F)(a)(1) of the Code or on  "contributions  after the startup  date" under  Section  860(G)(d)(1)  of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is  outstanding,  and (ii) no such  substitution  shall be made unless (A) the substitute
Limited  Guaranty  or  Subordinate  Certificate  Loss  Obligation  is for an initial  amount not less than the then current  Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original
Limited  Guaranty  or  Subordinate   Certificate   Loss  Obligation   (including  that  no  portion  of  the  fees,
reimbursements  or other  obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations  of GMAC LLC as of the date of  issuance of the  Limited  Guaranty  and (b) the rating of the long term debt  obligations of GMAC LLC at the date of such  substitution  and (C) the Company obtains  written  confirmation from each  nationally  recognized  credit rating agency that rated the Class B  Certificates  at the request of the
Company that such substitution  shall not lower the rating on the Class B Certificates  below the lesser of (a) the then-current  rating  assigned  to the Class B  Certificates  by such  rating  agency and (b) the  original  rating assigned  to the  Class  B  Certificates  by such  rating  agency.  Any  replacement  of the  Limited  Guaranty  or
Subordinate  Certificate  Loss  Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of
Counsel to the  substitute  guarantor  or obligor,  addressed to the Master  Servicer  and the  Trustee,  that such substitute  instrument  constitutes a legal, valid and binding  obligation of the substitute  guarantor or obligor, enforceable  in  accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer  and the
Trustee shall reasonably  request.  Neither the Company,  the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Company and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests  of, the Master  Servicer or the Trustee,  as  applicable;  provided that the Company shall also obtain a letter from each nationally  recognized  credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment,  reduction,  deletion or  cancellation  will not lower the rating on the Class B Certificates  below the lesser of (a) the  then-current  rating assigned to the Class B Certificates by such rating agency and (b) the original rating  assigned to the Class B Certificates by such rating agency,  unless
(A) the Holder of 100% of the Class B Certificates is Residential  Funding or an Affiliate of Residential  Funding,
or (B) such  amendment,  reduction,  deletion or  cancellation  is made in  accordance  with Section  11.01(e) and, provided  further that the Company  obtains  (subject to the  provisions of Section  10.01(f) as if the Company was substituted  for the  Master  Servicer  solely  for the  purposes  of such  provision),  in the case of a  material amendment  or  supercession  (but  not a  reduction,  cancellation  or  deletion  of the  Limited  Guaranty  or the
Subordinate  Certificate  Loss  Obligation),  an Opinion of Counsel  (which  need not be an opinion of  Independent counsel) to the effect that any such  amendment  or  supercession  will not cause  either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"
under Section  860F(a)(1) of the Code or on "contributions  after the startup date" under Section 860G(d)(1) of the
Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such  instrument  shall be  provided  to the Trustee  and the Master  Servicer  together  with an Opinion of
Counsel that such amendment complies with this Section 13.02.

                                                     EXHIBIT L

                                            [FORM OF LIMITED GUARANTY]

                                                 LIMITED GUARANTY

                                         RESIDENTIAL ACCREDIT LOANS, INC.

                                  Mortgage Asset-Backed Pass-Through Certificates
                                                  Series ____-___

                                                                       ____, 200__

Attention:  Residential Funding Company, LLC Series ____-___

Ladies and Gentlemen:

                  WHEREAS,  Residential  Funding Company,  LLC, a Delaware limited liability company  ("Residential
Funding"),  an indirect wholly-owned  subsidiary of GMAC LLC, a Delaware limited liability company ("GMAC"),  plans to incur certain  obligations as described  under Section 13.01 of the Pooling and Servicing  Agreement dated as of
___________  1, ____  (the  "Servicing  Agreement"),  among  Residential  Accredit  Loans,  Inc.  (the  "Company"),
Residential  Funding and  __________________  (the "Trustee") as amended by Amendment No._______ thereto,  dated as of ________________,  with respect to the Mortgage  Asset-Backed  Pass-Through  Certificates,  Series ____-___ (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 13.01 of the Servicing  Agreement,  Residential  Funding  agrees to make payments to the Holders of the Class B  Certificates  with respect to certain  losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.       Provision of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of
Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential
Funding),  either  directly or through a  subsidiary,  in any case prior to the  related  Distribution  Date,  such moneys as may be required by Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the  demand of the  Trustee in  accordance  with  Section  13.01 of the
Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's  obligations  under clause (a) shall terminate upon the earlier of (x) substitution for this
Limited  Guaranty  pursuant to Section  13.01(f) of the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

2.       Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights  shall not  preclude  any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written  agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under Section 13.02 of the Servicing  Agreement.  The  obligations  of GMAC under this Limited  Guaranty shall  continue and remain in effect so long as the Servicing  Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.       Successor.  Except as  otherwise  expressly  provided  herein,  the  guarantee  herein set forth  shall be binding upon GMAC and its respective successors.

5.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.       Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of  Amendment  No. 1 to the  Servicing  Agreement  and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.       Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

8.       Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:_________________________
                                                     Name:_______________________
                                                     Title:______________________

Acknowledged by:

__________________,
     as Trustee

By:____________________________
Name: _________________________
Title:_________________________

RESIDENTIAL ACCREDIT LOANS, INC.

By: ___________________________
Name: _________________________
Title: ________________________

                                                     EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                        _________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Attention:  Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series
                           ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in  connection  with the  assignment  by  ______________________________  (the
"Trustee") to  ______________________________  (the "Lender") of ___________________________  (the "Mortgage Loan")
pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of ___________ 1, ____ among Residential  Accredit Loans, Inc., as seller (the "Company"),  Residential  Funding
Company,  LLC, as Master Servicer,  and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority,  minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By:______________________________
                                                     Name: ___________________________
                                                     Title: __________________________

                                                     EXHIBIT N

                                           FORM OF REQUEST FOR EXCHANGE

                                                                                                             [DATE]

                  Re:      Residential Accredit Loans, Inc.,
                           Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___

                  Residential Funding Company, LLC, as the Holder of a ____ % Percentage Interest of the
[Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced
Certificates for the Subclasses referred to below:

1.   [Interest  Only/Class  A-V]-  Certificates,  corresponding  to  the  following  Uncertificated  REMIC  Regular
     Interests:  [List  numbers  corresponding  to the related  loans and Pool Strip Rates from the  Mortgage  Loan
     Schedule].  The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class
     A-V]- Certificates will be $ ___________ and ________%, respectively.

2.   [Repeat as appropriate.]

                  The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC
Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the
Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc.,
Residential Funding Company, LLC and __________________, as trustee.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By: ____________________________
                                                     Name:___________________________
                                                     Title:__________________________

                                                     EXHIBIT O

                                          Form of Form 10-K Certification

         I, [identify the certifying individual], certify that:

         1.       I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports")
created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and
Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans,
Inc., Residential Funding Company, LLC (the "Master Servicer") and [Name of Trustee] (the "Trustee");

         2.       Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.       Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

         4.       I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master
Servicer has fulfilled its obligations under the P&S Agreement; and

         5.       All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and
Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                     EXHIBIT P

                             [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

         The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

         (a)      The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [__________], as depositor, Residential Funding Company, LLC, as Master Servicer, and
the Trustee in accordance with the standards set forth therein.

         (b)      Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                              Name:______________________________
                                                              Title:_____________________________

                                                     EXHIBIT Q

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                     EXHIBIT R

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------

(1) Only paragraph (a) for Class P Certificates.

(2) Class B Certificateholders may represent to either (a) or (b).

                                         EXHIBIT FOUR

                                          [RESERVED]

                                         EXHIBIT FIVE

                                          [RESERVED]

                                         EXHIBIT SIX

                     FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

        Euroclear                                  Cedel, societe anonyme
        151 Boulevard Jacqmain                     67 Boulevard Grand-Duchesse Charlotte
        B-1210 Brussels, Belgium                   L-1331 Luxembourg

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series  2007-QH8,  Class [B] [P],  issued pursuant to the
                      Series Supplement,  dated as of August 1, 2007, to the Standard Terms of
                      Pooling  and  Servicing  Agreement,  dated as of August 1,  2007,  among
                      RESIDENTIAL ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY, LLC, and
                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

        This is to  certify  that as of the date  hereof and  except as set forth  below,  the beneficial  interest in the Certificates  held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

        The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the  Certificates  held by you in which the undersigned  has acquired,  or intends to acquire,  a beneficial  interest in accordance with your operating  procedures if any applicable  statement  herein is not correct on  such  date.  In the  absence  of any  such  notification,  it may  be  assumed  that  this certification applies as of such date.

        [This  certification  excepts  beneficial  interests  in and does not  relate  to U.S.
$_________  principal  amount of the  Certificates  appearing  in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

        We  understand  that  this  certification  is  required  in  connection  with  certain securities laws in the United States of America.  If  administrative  or legal proceedings are commenced or threatened in connection with which this  certification  is or would be relevant, we  irrevocably  authorize  you  to  produce  this  certification  or a  copy  thereof  to any interested party in such proceedings.

Dated:  __________________,*/    By: _____________________,
                                    Account Holder

__________________________
*       Certification  must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification releases.

                                        EXHIBIT SEVEN

                    FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

        Deutsche Bank Trust Company Americas
        c/o DB Services Tennessee
        648 Grassmere Park Road
        Nashville, TN 37211-3658
        Attn:  Transfer Unit

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series  2007-QH8,  Class [B] [P],  issued pursuant to the
                      Series Supplement,  dated as of August 1, 2007, to the Standard Terms of
                      Pooling  and  Servicing  Agreement,  dated as of August 1,  2007,  among
                      RESIDENTIAL ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY, LLC, and
                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

        This is to certify that, based solely on  certifications  we have received in writing, by tested  telex or by  electronic  transmission  from member  organizations  appearing in our records as persons being  entitled to a portion of the  principal  amount set forth below (our
"Member  Organizations")  as of  the  date  hereof,  $____________  principal  amount  of  the
Certificates  is owned by persons (a) that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased  their
Certificates  (or interests  therein) in a transaction  or  transactions  that did not require registration under the Securities Act.

        We further  certify (a) that we are not making  available  herewith  for  exchange any portion of the related  Temporary  Regulation S Global Class [B] [P]  Certificate  excepted in such  certifications  and (b) that as of the date hereof we have not received any notification from any of our Member  Organizations  to the  effect  that the  statements  made by them with respect to any portion of the part  submitted  herewith  for  exchange  are no longer true and cannot be relied upon as of the date hereof

        We  understand  that  this  certification  is  required  in  connection  with  certain securities laws of the United States of America.  If  administrative  or legal proceedings are commenced or threatened in connection with which this  certification  is or would be relevant, we  irrevocably  authorize  you  to  produce  this  certification  or a  copy  hereof  to  any interested party in such proceedings.

Date:                 *             Yours faithfully,

* To be dated no earlier            By:
than the Effective Date.            Morgan Guaranty Trust Company of New York, Brussels
                                    Office, as Operator of the Euroclear Clearance System
                                    Cedel, societe anonyme

                                        EXHIBIT EIGHT

                                           FORM OF
                             CERTIFICATE TO BE GIVEN BY TRANSFEREE
                           OF BENEFICIAL INTEREST IN A REGULATION S
                                    BOOK-ENTRY CERTIFICATE

        Euroclear                                  Cedel, societe anonyme
        151 Boulevard Jacqmain                     67 Boulevard Grand-Duchesse Charlotte
        B- 1210 Brussels, Belgium                  L- 1331 Luxembourg

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series  2007-QH8,  Class [B] [P],  issued pursuant to the
                      Series Supplement,  dated as of August 1, 2007, to the Standard Terms of
                      Pooling  and  Servicing  Agreement,  dated as of August 1,  2007,  among
                      RESIDENTIAL ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY, LLC, and
                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

        This is to certify  that as of the date  hereof,  and except as set forth  below,  for purposes of acquiring a beneficial  interest in the  Certificates,  the undersigned  certifies that it is not a U.S.  person (as  defined in Rule 901 under the  Securities  Act of 1933,  as amended).

        The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the  Certificates  held by you in which the  undersigned  intends to acquire a  beneficial  interest in  accordance  with your operating  procedures if any applicable  statement herein is not correct on such date. In the absence of any such  notification,  it may be assumed that this  certification  applies as of such date.

        We  understand  that  this  certification  is  required  in  connection  with  certain securities laws in the United States of America.  If  administrative  or legal proceedings are commenced or threatened in connection with which this  certification  is or would be relevant, we  irrevocably  authorize  you  to  produce  this  certification  or a  copy  thereof  to any interested party in such proceedings.

Dated:                                                       By:

                                         EXHIBIT NINE

                                           FORM OF
                             TRANSFER CERTIFICATE FOR EXCHANGE OR
                           TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                            TO REGULATION S BOOK-ENTRY CERTIFICATE

Deutsche Bank Trust Company Americas
c/o DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attn: Transfer Unit

        Re:    RESIDENTIAL   ACCREDIT  LOANS,   INC.,   Mortgage   Asset-Backed   Pass-Through
               Certificates,  Series  2007-QH8,  Class [B] [P],  issued pursuant to the Series
               Supplement,  dated as of August 1, 2007,  to the Standard  Terms of Pooling and
               Servicing  Agreement,  dated as of August 1, 2007, among  RESIDENTIAL  ACCREDIT
               LOANS, INC.,  RESIDENTIAL FUNDING COMPANY, LLC, and DEUTSCHE BANK TRUST COMPANY
               AMERICAS, as Trustee (the "Certificates").

        Capitalized  terms used but not defined  herein shall have the meanings  given to them in the Agreement.

        This letter relates to U.S.  $____________  principal amount of Certificates  that are held as a beneficial  interest in the 144A Book-Entry  Certificate  (CUSIP No.  ________) with
DTC in the  name of  [insert  name of  transferor]  (the  "Transferor").  The  Transferor  has requested  an  exchange  or  transfer  of  the  beneficial  interest  for an  interest  in the
Permanent  Regulation S Global Class [B] [P] Certificate  (CUSIP No. ________) to be held with
[Euroclear] [Cedel] through DTC.

        In  connection  with the request and in receipt of the  Certificates,  the  Transferor does hereby  certify that the exchange or transfer has been  effected in  accordance  with the transfer restrictions set forth in the Agreement and the Certificates and:

               (a)    pursuant to and in  accordance  with  Regulation S under the  Securities
        Act of 1933, as amended (the  "Securities  Act"),  and accordingly the Transferor does hereby certify that:

                      (i)    the offer of the  Certificates  was not made to a U.S.  Person as
               defined  in  Regulation  S  under  the   Securities   Act  that  purchased  the
               Certificates  in an Offshore  Transaction  as defined in Regulation S under the
               Securities  Act and  understands  that  the sale of the  Certificates  to it is being made in reliance on the exemption from the  registration  requirements of the Securities Act provided by Regulation S thereunder,

                      [(ii)  at the time the buy  order was  originated,  the  transferee  was outside the United  States of America or the  Transferor  and any person acting on its behalf  reasonably  believed that the  transferee was outside the United
               States of America,

                      (ii)   the  transaction  was executed  in, on or through the  facilities of a designated  offshore  securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged  with a buyer in the United States of America,]**/

                      (iii)  no directed  selling efforts have been made in  contravention  of the requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                      (iv)   the  transaction  is not part of a plan or  scheme  to evade  the registration requirements of the Securities Act, and

               (b)    with  respect  to  transfers  made in  reliance  on Rule 144  under  the
        Securities  Act, the Transferor  does hereby certify that the  Certificates  are being transferred in a transaction permitted by Rule 144 under the Securities Act.

        This  certification and the statements  contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                                   [Insert name of Transferor]

Date: ________________               By: ______________________
                                     Title:

____________
**      Insert  one of these two  provisions,  which  come from the  definition  of  "offshore transactions" in Regulation S.

                                         EXHIBIT TEN

                                            FORM OF
                            INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

               Re:    RESIDENTIAL  ACCREDIT LOANS, INC.,  Mortgage  Asset-Backed  Pass-Through
                      Certificates,  Series  2007-QH8,  Class [B] [P],  issued pursuant to the
                      Series Supplement,  dated as of August 1, 2007, to the Standard Terms of
                      Pooling  and  Servicing  Agreement,  dated as of August 1,  2007,  among
                      RESIDENTIAL ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY, LLC, and
                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

        Pursuant to Section 5.02(g) of the Agreement,  ________________________  (the "Initial
Purchaser")  hereby  requests  that   $______________   aggregate   principal  amount  of  the
Certificates  held by you for our  account  and  represented  by the  Temporary  Regulation  S
Global  Class [B] [P]  Certificate  (CUSIP No.  ________)  (as  defined in the  Agreement)  be exchanged  for an equal  principal  amount  represented  by the Rule 144A Global Class [B] [P]
Certificate (CUSIP No. _______) to be held by you for our account.

Date:                                       [Initial Purchaser]

                                            By:
                                            Title:

                                       EXHIBIT ELEVEN-A

                                          [RESERVED]

                                      EXHIBIT ELEVEN -B

                                          [RESERVED]

                                       EXHIBIT ELEVEN-C

                                          [RESERVED]

                                       EXHIBIT ELEVEN-D

                      FORM OF RULE 144A GLOBAL CLASS B-[__] CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES  AND
CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE
PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE
WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE TRUSTEE OR ITS AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        TRANSFERS  OF THE  CERTIFICATES  MUST  GENERALLY BE  ACCOMPANIED  BY  APPROPRIATE  TAX
TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE AGREEMENT.

        THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE U.S.  SECURITIES
ACT OF 1933,  AS AMENDED  (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED
STATES OR THE  SECURITIES  LAWS OF ANY OTHER  JURISDICTION  AND MAY NOT BE REOFFERED,  RESOLD,
PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHIN  THE  UNITED  STATES OR TO, OR FOR THE  ACCOUNT OR
BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS PERMITTED BY THIS LEGEND.

        THE HOLDER  HEREOF,  BY PURCHASING  THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND
AGREES  THAT THIS  CERTIFICATE  IS BEING  ACQUIRED  FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO
DISTRIBUTION AND IT WILL NOT REOFFER,  RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE
EXCEPT IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS AND IS TRANSFERRED IN
ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE AGREEMENT AND EXCEPT (A) IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER  REASONABLY  BELIEVES IS A
QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A  PURCHASING FOR ITS OWN ACCOUNT OR FOR
THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER, WHOM THE SELLER HAS INFORMED,  IN EACH CASE,
THAT THE  REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
PROVIDED THAT SUCH  PURCHASER  DELIVERS ALL DOCUMENTS  AND  CERTIFICATIONS  AS THE TRUSTEE MAY
REASONABLY  REQUIRE;  (B)  TO A NON  U.S.  PERSON  (AS  DEFINED  IN  REGULATION  S  UNDER  THE
SECURITIES ACT  ("REGULATION  S") OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904
OF  REGULATION  S UNDER THE  SECURITIES  ACT; OR (C) TO THE  DEPOSITOR  OR MASTER  SERVICER OR
THEIR AFFILIATES,  IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE  SECURITIES LAW OF ANY STATE
OF THE UNITED STATES AND ANY OTHER JURISDICTION.

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS PURCHASE OR HOLDING OF THIS  CERTIFICATE (OR INTEREST  HEREIN) THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION
PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING  AN INSURANCE  COMPANY  INVESTING ITS GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES  NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE THAT IS NOT A PLAN INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED
BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE
OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON
FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS IN SECTION  5.02(E)(II) OF THE
POOLING  AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                      Certificate No. B-[__]-1
Date of Pooling and Servicing Agreement           Percentage Interest: 100.00%
and Cut-off Date:  August 1, 2007
First Distribution Date:  September 25, 2007      Aggregate Initial Notional Balance
                                                  of the Class B-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                  of this Class B-[_] Certificate:
                                                  $___________________________
Maturity Date:
__________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2007-QH8

               evidencing a percentage interest in the distributions allocable to the Class B-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family
               residential properties sold by RESIDENTIAL ACCREDIT LOANS
               INCORPORATED

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  RESIDENTIAL  ACCREDIT  LOANS  INCORPORATED,  the
Master  Servicer,  the Trustee  referred to below or GMAC MORTGAGE GROUP,  LLC or any of their affiliates.  Neither this  Certificate  nor the  underlying  mortgage  loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  RESIDENTIAL  ACCREDIT  LOANS
INCORPORATED,  the Master  Servicer,  the Trustee or GMAC MORTGAGE GROUP,  LLC or any of their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC MORTGAGE GROUP, LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This certifies that [CEDE & CO.] is the  registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of fixed interest  rate,  first and junior lien mortgage loans on one- to four- family  residential  properties (the "Mortgage  Loans"),  sold by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement")  among the  Depositor,  the Master  Servicer  and  Deutsche  Bank  Trust  Company
Americas,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day immediately  preceding that Distribution Date (the "Record Date"),  from the related Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be distributed to Holders of Class B-[_] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Any  Transferee of this  Certificate  will be deemed to have  represented by virtue of its purchase or holding of this  Certificate (or interest  herein) that such transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or
Section 4975 of the Code or a person  (including  an insurance  company  investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using "plan assets" of any such plan to effect such  acquisition.  Any  purported  Certificate owner whose  acquisition or holding of this  Certificate (or interest  herein) was effected in violation  of the  restrictions  in Section  5.02(e) of the  Pooling and  Servicing  Agreement
shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the Master  Servicer,  any
Subservicer,  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of,  this  Certificate  at the office or agency  appointed  by the Trustee for that
purpose  in  St.  Paul,   Minnesota.   The  Initial  Certificate  Principal  Balance  of  this
Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  there  upon  one  or  more  new   Certificates  of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the Master Servicer,  the Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the  purchase by the Master
Servicer,  as described in the Agreement,  from the Trust Fund of all remaining Mortgage Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master  Servicer,  as described in the  Agreement  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage  Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This  is  one  of  the  Rule  144A  Global  Class B  Certificates  referred  to in the within-mentioned Agreement.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

______________________________________________________________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                      EXHIBIT ELEVEN -E

                FORM OF PERMANENT REGULATION S GLOBAL CLASS B-[__] CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES  AND
CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE
PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE
WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  TRUSTEE  OR ITS  AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        TRANSFERS  OF THE  CERTIFICATES  MUST  GENERALLY BE  ACCOMPANIED  BY  APPROPRIATE  TAX
TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE AGREEMENT.

        THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE U.S.  SECURITIES
ACT OF 1933,  AS AMENDED  (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED
STATES OR THE  SECURITIES  LAWS OF ANY OTHER  JURISDICTION  AND MAY NOT BE REOFFERED,  RESOLD,
PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHIN  THE  UNITED  STATES OR TO, OR FOR THE  ACCOUNT OR
BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS PERMITTED BY THIS LEGEND.

        THE HOLDER  HEREOF,  BY PURCHASING  THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND
AGREES  THAT THIS  CERTIFICATE  IS BEING  ACQUIRED  FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO
DISTRIBUTION AND IT WILL NOT REOFFER,  RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE
EXCEPT IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS AND IS TRANSFERRED IN
ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE AGREEMENT AND EXCEPT (A) IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER  REASONABLY  BELIEVES IS A
QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A  PURCHASING FOR ITS OWN ACCOUNT OR FOR
THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER, WHOM THE SELLER HAS INFORMED,  IN EACH CASE,
THAT THE  REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
PROVIDED THAT SUCH  PURCHASER  DELIVERS ALL DOCUMENTS  AND  CERTIFICATIONS  AS THE TRUSTEE MAY
REASONABLY  REQUIRE;  (B)  TO A NON  U.S.  PERSON  (AS  DEFINED  IN  REGULATION  S  UNDER  THE
SECURITIES ACT  ("REGULATION  S") OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904
OF  REGULATION  S UNDER THE  SECURITIES  ACT; OR (C) TO THE  DEPOSITOR  OR MASTER  SERVICER OR
THEIR AFFILIATES,  IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE  SECURITIES LAW OF ANY STATE
OF THE UNITED STATES AND ANY OTHER JURISDICTION.

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS PURCHASE OR HOLDING OF THIS  CERTIFICATE (OR INTEREST  HEREIN) THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION
PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING  AN INSURANCE  COMPANY  INVESTING ITS GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES  NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE THAT IS NOT A PLAN INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED
BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE
OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON
FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS IN SECTION  5.02(E)(II) OF THE
POOLING  AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                      Certificate No. B-[__]-1
Date of Pooling and Servicing Agreement           Percentage Interest: [__]%
and Cut-off Date:  August 1, 2007
First Distribution Date:  September 25, 2007      Aggregate Initial Notional Balance
                                                  of the Class B-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                  of this Class B-[_] Certificate:
                                                  $___________________________
Maturity Date:
__________ __, 20__

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2007-QH8

               evidencing a percentage interest in the distributions allocable to the Class B-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family
               residential properties sold by RESIDENTIAL ACCREDIT LOANS
               INCORPORATED

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  RESIDENTIAL  ACCREDIT  LOANS  INCORPORATED,  the
Master  Servicer,  the Trustee  referred to below or GMAC MORTGAGE GROUP,  LLC or any of their affiliates.  Neither this  Certificate  nor the  underlying  mortgage  loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  RESIDENTIAL  ACCREDIT  LOANS
INCORPORATED,  the Master  Servicer,  the Trustee or GMAC MORTGAGE GROUP,  LLC or any of their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC MORTGAGE GROUP, LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This certifies that [CEDE & CO.] is the  registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of fixed interest  rate,  first and junior lien mortgage loans on one- to four- family  residential  properties (the "Mortgage  Loans"),  sold by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement")  among the  Depositor,  the Master  Servicer  and  Deutsche  Bank  Trust  Company
Americas,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day immediately  preceding that Distribution Date (the "Record Date"),  from the related Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be distributed to Holders of Class B-[_] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Any  Transferee of this  Certificate  will be deemed to have  represented by virtue of its purchase or holding of this  Certificate (or interest  herein) that such transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or
Section 4975 of the Code or a person  (including  an insurance  company  investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using "plan assets" of any such plan to effect such  acquisition.  Any  purported  Certificate owner whose  acquisition or holding of this  Certificate (or interest  herein) was effected in violation  of the  restrictions  in Section  5.02(e) of the  Pooling and  Servicing  Agreement
shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the Master  Servicer,  any
Subservicer,  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of,  this  Certificate  at the office or agency  appointed  by the Trustee for that
purpose  in  St.  Paul,   Minnesota.   The  Initial  Certificate  Principal  Balance  of  this
Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  there  upon  one  or  more  new   Certificates  of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the Master Servicer,  the Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the  purchase by the Master
Servicer,  as described in the Agreement,  from the Trust Fund of all remaining Mortgage Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage  Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated:_____________________

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Permanent Regulation S Global Class B  Certificates  referred to in the within-mentioned Agreement.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

______________________________________________________________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent

                                       EXHIBIT ELEVEN-F

                FORM OF TEMPORARY REGULATION S GLOBAL CLASS B-[__] CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES  AND
CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

        THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE
PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING THE
INITIAL ISSUANCE OF THE  CERTIFICATES,  THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE
WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

        UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY  AN  AUTHORIZED   REPRESENTATIVE  OF  THE
DEPOSITORY  TRUST  COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO  TRUSTEE  OR ITS  AGENT FOR
REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        TRANSFERS  OF THE  CERTIFICATES  MUST  GENERALLY BE  ACCOMPANIED  BY  APPROPRIATE  TAX
TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE AGREEMENT.

        THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE U.S.  SECURITIES
ACT OF 1933,  AS AMENDED  (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED
STATES OR THE  SECURITIES  LAWS OF ANY OTHER  JURISDICTION  AND MAY NOT BE REOFFERED,  RESOLD,
PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHIN  THE  UNITED  STATES OR TO, OR FOR THE  ACCOUNT OR
BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS PERMITTED BY THIS LEGEND.

        THE HOLDER  HEREOF,  BY PURCHASING  THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND
AGREES  THAT THIS  CERTIFICATE  IS BEING  ACQUIRED  FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO
DISTRIBUTION AND IT WILL NOT REOFFER,  RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE
EXCEPT IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS AND IS TRANSFERRED IN
ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE AGREEMENT AND EXCEPT (A) IN COMPLIANCE
WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER  REASONABLY  BELIEVES IS A
QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A  PURCHASING FOR ITS OWN ACCOUNT OR FOR
THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL  BUYER, WHOM THE SELLER HAS INFORMED,  IN EACH CASE,
THAT THE  REOFFER,  RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
PROVIDED THAT SUCH  PURCHASER  DELIVERS ALL DOCUMENTS  AND  CERTIFICATIONS  AS THE TRUSTEE MAY
REASONABLY  REQUIRE;  (B)  TO A NON  U.S.  PERSON  (AS  DEFINED  IN  REGULATION  S  UNDER  THE
SECURITIES ACT  ("REGULATION  S") OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904
OF  REGULATION  S UNDER THE  SECURITIES  ACT; OR (C) TO THE  DEPOSITOR  OR MASTER  SERVICER OR
THEIR AFFILIATES,  IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE  SECURITIES LAW OF ANY STATE
OF THE UNITED STATES AND ANY OTHER JURISDICTION.

        ANY  TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED BY VIRTUE OF
ITS PURCHASE OR HOLDING OF THIS  CERTIFICATE (OR INTEREST  HEREIN) THAT SUCH TRANSFEREE IS NOT
AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION
PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING  AN INSURANCE  COMPANY  INVESTING ITS GENERAL
ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE  OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

        IF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT
DOES  NOT  SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST
PRECEDING  TRANSFEREE THAT IS NOT A PLAN INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED
BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO THE DATE
OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON
FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED  CERTIFICATE  OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR
INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS IN SECTION  5.02(E)(II) OF THE
POOLING  AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND
ALL  LIABILITIES,  CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

        THIS  CERTIFICATE IS A TEMPORARY  REGULATION S GLOBAL  CERTIFICATE,  WITHOUT  COUPONS,
EXCHANGEABLE  FOR A  PERMANENT  REGULATION  S  GLOBAL  CERTIFICATE  ONLY AS  DESCRIBED  IN THE
POOLING AND SERVICING  AGREEMENT.  THE RIGHTS ATTACHING TO THIS TEMPORARY  REGULATION S GLOBAL
CERTIFICATE,  AND THE  CONDITIONS  AND  PROCEDURES  GOVERNING  ITS  EXCHANGE  FOR A  PERMANENT
REGULATION S GLOBAL CERTIFICATE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT.

CUSIP: __________________                         Certificate No. B-[_]
Date of Pooling and Servicing Agreement           Percentage Interest: 100.00%
and Cut-off Date:  August 1, 2007
First Distribution Date:  September 25, 2007      Aggregate Initial Notional Balance
                                                  of the Class B-[_] Certificates:
                                                  $___________________________
Master Servicer:                                  Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                  of this Class B-[_] Certificate:
                                                  $___________________________
Maturity Date:
__________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2007-QH8

               evidencing a percentage interest in the distributions allocable to the Class B-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans  mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT
               LOANS INCORPORATED

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent  an  obligation  of or interest in  RESIDENTIAL  ACCREDIT  LOANS  INCORPORATED,  the
Master  Servicer,  the Trustee  referred to below or GMAC MORTGAGE GROUP,  LLC or any of their affiliates.  Neither this  Certificate  nor the  underlying  mortgage  loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  RESIDENTIAL  ACCREDIT  LOANS
INCORPORATED,  the Master  Servicer,  the Trustee or GMAC MORTGAGE GROUP,  LLC or any of their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC MORTGAGE GROUP, LLC or any of
their  affiliates  will  have  any  obligation  with  respect  to  any  certificate  or  other obligation secured by or payable from payments on the Certificates.

        This certifies that [CEDE & CO.] is the  registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of fixed interest  rate,  first and junior lien mortgage loans on one- to four- family  residential  properties (the "Mortgage  Loans"),  sold by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement")  among the  Depositor,  the Master  Servicer  and  Deutsche  Bank  Trust  Company
Americas,  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which  such
Holder is bound.

        Interests in this  Temporary  Regulation S Global  Certificate  shall be exchanged for beneficial  interests in the Permanent  Regulation S Global  Certificate in the same aggregate principal  amount as the  principal  amount of the  interest in this  Temporary  Regulation  S
Global Certificate  submitted for exchange,  subject to the terms of this Temporary Regulation
S Global  Certificate.  No  holder  of any  interest  in this  Temporary  Regulation  S Global
Certificate  will be  entitled  to  receive  any  payment  hereon  except to the  extent  such holder's  interest in this  Temporary  Regulation S Global  Certificate  is  exchanged  for an interest in the Permanent  Regulation S Global  Certificate as provided in the next succeeding paragraph.

        Upon termination of the Distribution  Compliance  Period,  interests in this Temporary
Regulation  S  Global  Certificate  shall  be  exchangeable  for  interests  in the  Permanent
Regulation S Global  Certificate upon presentation of a certificate  substantially in the form set out in the  Exhibits  to the  Agreement,  to the effect  that it has  received  from or in respect of a person  entitled to a Certificate  (as shown by its records) a  certificate  from such person in or  substantially  in the form set out in the Exhibits to the Agreement.  On an exchange  of the whole of this  Temporary  Regulation  S Global  Certificate,  this  Temporary
Regulation S Global Certificate shall be surrendered to the Trustee.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day immediately  preceding that Distribution Date (the "Record Date"),  from the related Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be distributed to Holders of Class B Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Any  Transferee of this  Certificate  will be deemed to have  represented by virtue of its purchase or holding of this  Certificate (or interest  herein) that such transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or
Section 4975 of the Code or a person  (including  an insurance  company  investing its general account,  an  investment  manager,  a named  fiduciary  or a trustee  of any such plan) who is using "plan assets" of any such plan to effect such  acquisition.  Any  purported  Certificate owner whose  acquisition or holding of this  Certificate (or interest  herein) was effected in violation  of the  restrictions  in Section  5.02(e) of the  Pooling and  Servicing  Agreement
shall  indemnify  and hold  harmless the  Depositor,  the Trustee,  the Master  Servicer,  any
Subservicer,  and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of,  this  Certificate  at the office or agency  appointed  by the Trustee for that
purpose  in  St.  Paul,   Minnesota.   The  Initial  Certificate  Principal  Balance  of  this
Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated as Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates  of the
Series specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee in St. Paul,  Minnesota,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly
authorized  in  writing,   and  there  upon  one  or  more  new   Certificates  of  authorized
denominations  evidencing the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the Master Servicer,  the Trustee or any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the  purchase by the Master
Servicer,  as described in the Agreement,  from the Trust Fund of all remaining Mortgage Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage  Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance  before giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off
Date Balance.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Trustee

                                                   By:________________________________________
                                                      Authorized Signatory

Dated: ____________________

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Temporary Regulation S Global Class B  Certificates  referred to in the within-mentioned Agreement.

                                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                   as Certificate Registrar

                                                   By:  _______________________________
                                                      Authorized Signatory

                                          ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:
______________________________________________________________________________________________

Dated:_____________________                        ____________________________________
                                                   Signature by or on behalf of assignor

______________________________________________________________________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or otherwise,  in  immediately  available  fund to____________________________________________________________________________
for the account of ___________________________________________________________________________
account number _______________________________________________________________________________
or, if mailed by check, to ___________________________________________________________________

        Applicable statements should be mailed to:____________________________________________
______________________________________________________________________________________________
______________________________________________________________________________________________

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                        EXHIBIT TWELVE

                         FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Accredit Loans, Inc.               Residential Funding Company, LLC
8400 Normandale Lake Boulevard                 8400 Normandale Lake Boulevard
Suite 250                                      Suite 250
Minneapolis, Minnesota  55437                  Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
c/o DB Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211-3658
Attention:  Transfer Unit

Re:_____Mortgage Asset-Backed Pass-Through Certificates, RALI Series 2007-QH8

Ladies and Gentlemen:

_________________________________    (the    "Purchaser")    intends    to    purchase    from
___________________________   (the  "Seller")  $_____________  Initial  Certificate  Principal
Balance of Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QH8,  Class B (the
"Certificates"),  issued pursuant to the Series Supplement, dated as of August 1, 2007, to the
Standard  Terms of Pooling and Servicing  Agreement,  dated as of August 1, 2007 (the "Pooling and  Servicing  Agreement"),  among  Residential  Accredit  Loans,  Inc.,  as  depositor  (the
"Depositor"),  Residential  Funding Company,  LLC, as master servicer (the "Master Servicer"), and Deutsche Bank Trust Company  Americas,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the Pooling and  Servicing
Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the
Depositor, the Trustee and the Master Servicer that:

In connection with the  undersigned's  purchase of the  Certificates,  the undersigned  hereby represents, acknowledges and agrees as follows:

1.______It is a Person  that is not a "U.S.  person"  as  defined  in  Regulation  S under the
Securities  Act that  purchased  the  Certificates  in an Offshore  Transaction  as defined in
Regulation S under the Securities Act and  understands  that the sale of the  Certificates  to it is being made in  reliance  on the  exemption  from the  registration  requirements  of the
Securities Act provided by Regulation S thereunder; and

2.______(a) It is not an employee  benefit  plan or other plan or  arrangement  subject to the prohibited  transaction  provisions  of ERISA  or  Section  4975 of the  Code,  or any  person
(including an insurance  company  investing its general  account,  an  investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using  "plan  assets" of any such plan to effect such acquisition;  or (b) it has provided the Trustee,  the Depositor and the Master
Servicer with the Opinion of Counsel described in Section  5.02(e)(i) of the Agreement,  which shall be acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor, and the Master  Servicer to the effect that the  purchase  or holding of this  Certificate  is permissible  under  applicable law, will not constitute or result in any nonexempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any  subsequent  enactments),  and will not  subject the  Trustee,  the  Depositor,  or the
Master  Servicer to any obligation or liability  (including  obligations or liabilities  under
ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which
Opinion  of  Counsel  shall not be an  expense of the  Trustee,  the  Depositor  or the Master
Servicer.

This certificate and the statements contained herein are made for your benefit.

                                            [INSERT NAME OF TRANSFEREE]

                                            By:
                                            Name:
                                            Title:

                                            Dated:  ______________, 20__